As filed with the Securities and Exchange Commission on April 29, 2026
1933 Act Registration File No. 033-50390
1940 Act File No. 811-07076

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	80	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	81	[X]

WILSHIRE MUTUAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

1299 Ocean Avenue, Suite 600
Santa Monica, California 90401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (866) 591-1568

(Name and Address of Agent for Service) Jason Schwarz c/o Wilshire Advisors LLC 1299 Ocean Avenue, Suite 600 Santa Monica, California 90401	Copy to: Renee M. Hardt Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to Rule 485(b).
[X]	on April 30, 2026 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 80 to the Registration Statement of Wilshire Mutual Funds, Inc. (the “Company”) is being filed to add the audited financial statements and certain related financial information for the fiscal period ended December 31, 2025 for the Large Company Value Portfolio, Large Company Growth Portfolio, Small Company Value Portfolio, Small Company Growth Portfolio, Wilshire 5000 Index Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund and to make permissible changes under Rule 485(b).

Prospectus	W I L S H I R E	April 30, 2026
M U T U A L F U N D S, I N C.

Large Company Growth Portfolio	Wilshire 5000 IndexSM Fund (formerly the FT Wilshire 5000 IndexSM Fund)
Investment Class Shares (DTLGX)	Investment Class Shares (WFIVX)
Institutional Class Shares (WLCGX)	Institutional Class Shares (WINDX)

Large Company Value Portfolio	Wilshire International Equity Fund
Investment Class Shares (DTLVX)	Investment Class Shares (WLCTX)
Institutional Class Shares (WLCVX)	Institutional Class Shares (WLTTX)

Small Company Growth Portfolio	Wilshire Income Opportunities Fund
Investment Class Shares (DTSGX)	Investment Class Shares (WIORX)
Institutional Class Shares (WSMGX)	Institutional Class Shares (WIOPX)

Small Company Value Portfolio
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)

http://wilshire.com

The Prospectus gives you important information about the Wilshire Mutual Funds, Inc. that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these mutual funds or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Shares of a mutual fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in a mutual fund.

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FUND SUMMARIES
Large Company Growth Portfolio
Investment Objective
The Large Company Growth Portfolio’s (the “Portfolio”) investment objective is to seek capital appreciation.
Fees and Expenses of the Large Company Growth Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financials intermediaries, which are not reflected in the tables and examples below.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.32%	0.25%
Shareholder Servicing Fee	0.13%	0.06%
Remaining Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	1.32%	1.00%
Less Fee Waiver/Expense Reimbursement(1)	(0.02)%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver/Expense Reimbursement	1.30%	1.00%

(1)Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee or reimburse other expenses to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees, shareholder servicing fees, and extraordinary expenses) to 0.92% and 0.94% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2027 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$132	$416	$722	$1,588
Institutional Class	$102	$318	$522	$1,225
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. For the fiscal year ended December 31, 2025, the Portfolio’s portfolio turnover rate was 104% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stock of companies with larger market capitalizations within the market capitalization range and composition of the companies composing the Russell 1000® Index (as of December 31, 2025, this range was between approximately $1.3 billion and $4.53 trillion). The market capitalization and composition of the companies in the Russell 1000® Index are subject to change.
The Portfolio engages in leverage by investing in Russell 1000 Growth Index derivatives, the notional value of which equals approximately 20% of the Portfolio’s net assets. The Portfolio’s derivatives exposure is backed by a portfolio of fixed income securities representing approximately 20% of the Portfolio’s net assets. A Russell 1000 Growth Index derivative is a derivative contract, typically a swap agreement, that uses the Russell 1000 Growth Index as its reference asset. The portion of the Portfolio
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invested in Russell 1000 Growth Index derivatives seeks to track the daily performance of the Russell 1000 Growth Index (the “Swaps Strategy”) and invests in such derivatives in addition to or in place of companies within the Russell 1000 Growth Index. In addition to swaps, the Portfolio may invest in other types of derivatives including options, futures, options on futures, and other similar instruments. For purposes of the Portfolio’s 80% test, Russell 1000 Growth Index derivatives will be counted as common stocks of companies with larger market capitalizations and will be valued at notional value rather than market value.
Fixed income securities held by the Portfolio may include bonds, debt securities, asset-backed and mortgage-backed securities and other similar instruments. The fixed income securities are typically expected to have a duration between zero and two years. The Portfolio may invest in below investment grade debt securities, commonly known as “high-yield” securities or “junk bonds.”
The Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
The Portfolio invests in companies that historically have above average earnings, cash flow growth or sales growth and retention of earnings, and often such companies have above average price to earnings ratios. The Portfolio may focus its investments in companies in one or more economic sectors.
The Portfolio may invest more of its assets in the securities of a single issuer or a smaller number of issuers.
The Portfolio uses a multi-manager strategy where Wilshire and multiple subadvisers employ different strategies with respect to separate portions of the Portfolio in order achieve the Portfolio’s investment objective. Wilshire typically allocates the Portfolio’s assets among the Portfolio’s subadvisers in accordance with its outlook for the economy and the financial markets. Each of AllianceBernstein, L.P. (“AllianceBernstein”), Los Angeles Capital Management LLC (“Los Angeles Capital”), Fred Alger Management, LLC (“Alger Management”), and Voya Investment Management Co LLC (“Voya”) manage a portion of the Portfolio and Wilshire manages the Swaps Strategy portion of the Portfolio.
AllianceBernstein stresses fundamental, bottom-up security analysis in identifying highly profitable businesses with the opportunity to reinvest profitably for long-term, non-cyclical growth that are priced at valuations that do not adequately reflect their long-term growth potential. AllianceBernstein conducts in-depth research to identify companies whose long-term fundamental performance is likely to persist in terms of both magnitude and duration.
Los Angeles Capital employs a quantitative investment process for security selection and risk management. Los Angeles Capital utilizes its proprietary Dynamic Alpha Stock Selection Model® to build equity portfolios that adapt to market conditions. The model considers a range of valuation, earnings and management characteristics to identify current drivers of return.
Alger Management’s investments in equity securities are primarily in common or preferred stocks, but its equity investments also may include securities convertible into or exchangeable for equity securities (including warrants and rights) and depositary receipts. Alger Management invests primarily in companies whose securities are traded on U.S. or foreign exchanges or in the over-the-counter market. Alger Management believes companies undergoing positive dynamic change offer the best investment opportunities. Positive dynamic change refers to companies realizing high unit volume growth or companies undergoing positive lifecycle change. High unit volume growth companies are traditional growth companies experiencing, for example, rapidly growing demand or market dominance. Positive lifecycle change companies are, for example, companies benefiting from new regulations, a new product innovation or new management.
In managing its portion of the Portfolio, Voya focuses on managing a broad array of fixed income investment opportunities, including but not limited to U.S. government securities, securities of foreign governments, and supranational organizations; bank loans; notes that can invest in securities with any credit rating; mortgage-backed, asset-backed debt securities and other structured credit securities, commercial paper and debt securities of foreign issuers, including emerging market countries. In addition, Voya may also invest in its affiliated registered investment companies.
The Portfolio may appeal to you if:
•you are a long-term investor;
•you seek growth of capital;
•you believe that the market will favor a particular investment style, such as large cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or
•you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.
Principal Risks
You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; tariffs and trade disputes; the spread of infectious illness or other public health issues in one or more
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countries or regions; geopolitical and armed conflicts, including current conflicts in Europe and in the Middle East; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Large-Cap Company Risk. Investments in larger, more established companies may involve risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Style Risk. The Portfolio’s growth style may perform poorly or fall out of favor with investors. For example, at times the market may favor small capitalization stocks over large capitalization stocks, value stocks over growth stocks, or vice versa.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Derivatives Risk. The use of derivatives, including forwards, swaps, futures, options and currency transactions, may expose the Portfolio to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Portfolio’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, segregation, valuation and legal restrictions. If the Adviser or a subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Portfolio to be subject to additional regulations, which may generate additional Portfolio expenses. These practices also entail transactional expenses and may cause the Portfolio to realize higher amounts of short-term capital gains than if the Portfolio had not engaged in such transactions.
Leverage Risk. The use of derivatives, repurchase agreements, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings (typically lines of credit) may create leveraging risk. For example, because of the low margin deposit required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in an underlying reference instrument may result in an immediate and substantial impact on a fund’s NAV. Leveraging may cause the Portfolio’s performance to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Portfolio must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk, including, but not limited to, futures, certain options, swaps and reverse repurchase agreements. Applicable law limits a fund from borrowing in an amount greater than 33 ⅓% of its assets.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
High-Yield Bond Risk. Lower-quality bonds, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Portfolio’s share price.
Sector Risk. If the Portfolio invests significantly in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.
Information Technology Sector. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
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Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the Portfolio’s subadvisers will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance.
Asset-Backed and Mortgage Backed Securities Risk. Investors in asset-backed securities (ABS), including mortgage-backed securities (MBS) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.
Other Investment Companies Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and exchange-traded funds (ETFs), subjects the Portfolio to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Portfolio will incur its pro rata share of the underlying vehicles’ expenses.
Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.
Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Portfolio Turnover Risk. As a result of its active trading strategy, the Portfolio may incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Portfolio.
Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance, as well as an additional index with investment characteristics similar to those of the Fund. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.
On July 21, 2020, the Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

Calendar Year Returns
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During the periods shown in the bar chart, the highest return for a quarter was 27.49% (quarter ended June 30, 2020) and the lowest return for a quarter was -20.91% (quarter ended June 30, 2022).
The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
Average Annual Total Returns
(periods ended December 31, 2025)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	21.97%	14.27%	16.16%
Return After Taxes on Distributions	15.34%	10.31%	12.39%
Return After Taxes on Distributions and Sale of Shares	16.61%	10.41%	12.19%
Institutional Class
Return Before Taxes	22.36%	14.62%	16.53%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%
Russell 1000® Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	18.70%	15.35%	18.14%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

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Management
Adviser
Wilshire Advisors LLC
Nathan Palmer, CFA, Managing Director and Portfolio Manager of Wilshire, serves as a Portfolio Manager for the Portfolio. He has served as a Portfolio Manager since July 2020.
Anthony Wicklund, CFA, CAIA, Managing Director and Portfolio Manager of Wilshire, serves as a portfolio manager for the Portfolio. He has served as a Portfolio Manager since July 2020.
Josh Emanuel, CFA, Managing Director and Chief Investment Officer of Wilshire Advisors LLC, serves as portfolio manager for the Portfolio. He has served as a Portfolio Manager since July 2020.
Suehyun Kim, Senior Vice President and Portfolio Manager of Wilshire, serves as a portfolio manager for the Portfolio. She has served as a Portfolio Manager since July 2020.
Subadvisers and Portfolio Managers
AllianceBernstein
John H. Fogarty, CFA, Senior Vice President of AllianceBernstein and serves Portfolio Manager of the Portfolio. Mr. Fogarty has served as Portfolio Manager of the Portfolio since December 2021.
Vinay Thapar, CFA, Senior Vice President of AllianceBernstein and serves Portfolio Manager of the Portfolio. Mr. Thapar has served as Portfolio Manager of the Portfolio since December 2021.
Los Angeles Capital
Thomas D. Stevens, CFA, Chairman and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.
Hal W. Reynolds, CFA, Vice Chairman and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.
Daniel E. Allen, CFA, President, CEO, and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.
Daniel Arche, CFA, Director of Portfolio Strategy and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Arche has served as Portfolio Manager since April 2021.
Alger Management
Ankur Crawford, Ph.D., is an Executive Vice President and serves Portfolio Manager of various Alger strategies. Dr. Crawford has been with Alger Management since 2004 and has served as Portfolio Manager of the Portfolio since March 2020.
Patrick Kelly, CFA, is an Executive Vice President and Head of Alger Management’s Capital Appreciation and Spectra Strategies. He also serves as Portfolio Manager of various Alger strategies. Mr. Kelly has been with Alger Management since 1999 and has served as Portfolio Manager of the Portfolio since March 2020.
Voya
Raj Jadav, CFA, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Jadav has served as Portfolio Manager since 2024.
Sean Banai, CFA, managing director and head of multi-sector for the fixed income platform of Voya and Portfolio Manager of the Portfolio. Mr. Banai has served as Portfolio Manager since July 2020.
Vinay Viralam, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Viralam has served as Portfolio Manager since April 2026.
Anuranjan Sharma, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Sharma has served as Portfolio Manager since April 2026.

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Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Portfolio are as follows:
Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.
Tax Information
The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Large Company Value Portfolio
Investment Objective
The Large Company Value Portfolio’s (the “Portfolio”) investment objective is to seek capital appreciation.
Fees and Expenses of the Large Company Value Portfolio
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.30%	0.28%
Shareholder Servicing Fee	0.07%	0.05%
Remaining Other Expenses	0.23%	0.23%
Total Annual Portfolio Operating Expenses	1.30%	1.03%
Less Fee Waiver/Expense Reimbursement(1)	0.00%	(0.03)%
Total Annual Portfolio Operating Expenses After Fee Waiver/Expense Reimbursement	1.30%	1.00%

(1)Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee or reimburse other expenses to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees, shareholder servicing fees, and extraordinary expenses) to 0.98% and 0.95% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2027 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$132	$412	$713	$1,568
Institutional Class	$102	$325	$566	$1,257
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. For the fiscal year ended December 31, 2025, the Portfolio’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests under normal circumstances, at least 80% of its net assets in the common stock of companies with larger market capitalizations-within the market capitalization range of the Russell 1000® Index (as of December 31, 2025, this range was between approximately $1.3 billion and $4.53 trillion). The market capitalization range of the Russell 1000® Index is subject to change.
The Portfolio engages in leverage by investing in Russell 1000 Value Index derivatives, the notional value of which equals approximately 20% of the Portfolio’s net assets. The Portfolio’s derivatives exposure is backed by a portfolio of fixed income securities representing approximately 20% of the Portfolio’s net assets. A Russell 1000 Value Index derivative is a derivative contract, typically a swap agreement, that uses the Russell 1000 Value Index as its reference asset. The portion of the Portfolio invested in Russell 1000 Value Index derivatives seeks to track the daily performance of the Russell 1000 Value Index (the “Swaps Strategy”) and invests in such derivatives in addition to or in place of companies within the Russell 1000 Value Index. In addition to swaps, the Portfolio may invest in other types of derivatives including options, futures, options on futures, and other similar instruments. For
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purposes of the Portfolio’s 80% test, Russell 1000 Value Index derivatives will be counted as common stocks of companies with larger market capitalizations and will be valued at notional value rather than market value.
Fixed income securities held by the Portfolio may include bonds, debt securities, asset-backed and mortgage-backed securities and other similar instruments. The fixed income securities are typically expected to have a duration that does not exceed one year. The Portfolio may invest in below investment grade debt securities, commonly known as “high-yield” securities or “junk bonds.”
The Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S. or locally on foreign exchanges, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
The Portfolio uses a multi-manager strategy where Wilshire and multiple subadvisers employ different strategies with respect to separate portions of the Portfolio in order achieve the Portfolio’s investment objective. Wilshire typically allocates the Portfolio’s assets among the Portfolio’s subadvisers in accordance with its outlook for the economy and the financial markets. Each of Los Angeles Capital Management LLC (“Los Angeles Capital”), Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), and Voya Investment Management Co LLC (“Voya”) manage a portion of the Portfolio and Wilshire manages the Portfolio’s Swaps Strategy.
Los Angeles Capital employs a quantitative investment process for security selection and risk management. Los Angeles Capital utilizes its proprietary Dynamic Alpha Stock Selection Model® to build equity portfolios that adapt to market conditions. The model considers a range of valuation, earnings and management characteristics to identify current drivers of return.
In managing its portion of the Portfolio, Hotchkis & Wiley seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, “bottom-up” investment process based on a proprietary model that is augmented with internally-generated fundamental research. Hotchkis & Wiley seeks broad diversified exposure to these investment opportunities by holding approximately 50-80 portfolio securities. With the exception of diversification guidelines, Hotchkis & Wiley does not employ pre-determined rules for sales; rather, Hotchkis & Wiley evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.
In managing its portion of the Portfolio, MFS assesses the intrinsic valuation of issuers by considering the full context of how a company's cash flows are generated. MFS focuses on companies it believes have conservative balances sheets, sustainable competitive advantages, high returns on capital, and/or the ability to weather economic downturns, among other factors. Many of the factors considered by MFS in assessing issuers are qualitative in nature and require subjective judgment and interpretation. MFS may invest its portion of the Portfolio in foreign securities. MFS normally invests its portion of the Portfolio across different industries and sectors, but MFS may invest a significant percentage of its portion of the Portfolio in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for its portion of the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.
In managing its portion of the Portfolio, Voya focuses on managing a broad array of fixed income investment opportunities, including but not limited to U.S. government securities, securities of foreign governments, and supranational organizations; bank loans; notes that can invest in securities with any credit rating; mortgage-backed, asset-backed debt securities and other structured credit securities, commercial paper and debt securities of foreign issuers, including emerging market countries. In addition, Voya may also invest in its affiliated registered investment companies.
The Portfolio may appeal to you if:
•you are a long-term investor;
•    you seek growth of capital;
•    you believe that the market will favor a particular investment style, such as large cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or
•    you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.
Principal Risks
You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; tariffs and trade disputes; the spread of infectious illness or other public health issues in one or more countries or regions; geopolitical and armed conflicts, including current conflicts in Europe and in the Middle East; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or
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will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Large-Cap Company Risk. Investments in larger, more established companies may involve risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Style Risk. The Portfolio’s value style may perform poorly or fall out of favor with investors. For example, at times the market may favor small capitalization stocks over large capitalization stocks, growth stocks over value stocks, or vice versa.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Derivatives Risk. The use of derivatives, including forwards, swaps, futures, options and currency transactions, may expose the Portfolio to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Portfolio’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, segregation, valuation and legal restrictions. If the Adviser or a subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Portfolio to be subject to additional regulations, which may generate additional Portfolio expenses. These practices also entail transactional expenses and may cause the Portfolio to realize higher amounts of short-term capital gains than if the Portfolio had not engaged in such transactions.
Leverage Risk. The use of derivatives, repurchase agreements, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings (typically lines of credit) may create leveraging risk. For example, because of the low margin deposit required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in an underlying reference instrument may result in an immediate and substantial impact on a fund’s NAV. Leveraging may cause the Portfolio’s performance to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Portfolio must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk, including, but not limited to, futures, certain options, swaps and reverse repurchase agreements. Applicable law limits a fund from borrowing in an amount greater than 33 ⅓% of its assets.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
High-Yield Bond Risk. Lower-quality bonds, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Portfolio’s share price.
Sector Risk. If the Portfolio invests significantly in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.
Financials Sector. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range
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of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.
Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the Portfolio’s subadvisers will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance.
Asset-Backed and Mortgage Backed Securities Risk. Investors in asset-backed securities (ABS), including mortgage-backed securities (MBS) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.
Other Investment Companies Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and exchange-traded funds (ETFs), subjects the Portfolio to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Portfolio will incur its pro rata share of the underlying vehicles’ expenses.
Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.
Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance, as well as an additional index with investment characteristics similar to those of the Fund. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.
On July 21, 2020, the Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.
Calendar Year Returns
During the periods shown in the bar chart, the highest return for a quarter was 21.04% (quarter ended December 31, 2020) and the lowest return for a quarter was -31.03% (quarter ended March 31, 2020).
The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
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Average Annual Total Returns
(periods ended December 31, 2025)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	15.73%	11.13%	9.31%
Return After Taxes on Distributions	13.08%	8.96%	7.35%
Return After Taxes on Distributions and Sale of Shares	11.14%	8.47%	7.04%
Institutional Class
Return Before Taxes	16.03%	11.45%	9.59%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%
Russell 1000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

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Management
Adviser
Wilshire Advisors LLC
Nathan Palmer, CFA, Managing Director and Portfolio Manager of Wilshire, serves as a Portfolio Manager for the Portfolio. He has served as Portfolio Manager since July 2020.
Anthony Wicklund, CFA, CAIA, Managing Director and Portfolio Manager of Wilshire, serves as a portfolio manager for the Portfolio. He has served as Portfolio Manager since July 2020.
Josh Emanuel, CFA, Managing Director and Chief Investment Officer of Wilshire Advisors LLC, serves as portfolio manager for the Portfolio. He has served as Portfolio Manager since July 2020.
Suehyun Kim, Senior Vice President and Portfolio Manager of Wilshire, serves as a portfolio manager for the Portfolio. She has served as Portfolio Manager since July 2020.
Subadvisers and Portfolio Managers
Los Angeles Capital
Thomas D. Stevens, CFA, Chairman and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2013.
Hal W. Reynolds, CFA, Co-Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since April 2013.
Daniel E. Allen, CFA, President, CEO, and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since April 2013.
Daniel Arche, CFA, Director of Portfolio Strategy and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Arche has served as Portfolio Manager since April 2021.
MFS
Benjamin Stone, Investment Officer of MFS and Portfolio Manager of the Portfolio. Mr. Stone has served as Portfolio Manager since January 2021.
Philip Evans, Investment Officer of MFS and Portfolio Manager of the Portfolio. Mr. Evans has served as Portfolio Manager since February 2025.
Hotchkis & Wiley
George Davis, Jr. is Executive Chairman and a Portfolio Manager on various of Hotchkis & Wiley’s portfolio manager teams and is a Portfolio Manager of the Portfolio. Mr. Davis has been with Hotchkis & Wiley since 1988 and has served as a Portfolio Manager of the Portfolio since December 2021.
Scott McBride, CFA, is Chief Executive Officer and a Portfolio Manager on various of Hotchkis & Wiley’s portfolio manager teams and is a Portfolio Manager of the Portfolio. Mr. McBride has been with Hotchkis & Wiley since 2001 and has served as a Portfolio Manager of the Portfolio since December 2021.
Doug Campbell, is a Portfolio Manager on various of Hotchkis & Wiley’s portfolio manager teams and is a Portfolio Manager of the Portfolio. Mr. Campbell has been with Hotchkis & Wiley since 2017 and has served as a Portfolio Manager of the Portfolio since July 2024.
Voya
Raj Jadav, CFA, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Jadav has served as Portfolio Manager since 2024.
Sean Banai, CFA, managing director and head of multi-sector for the fixed income platform of Voya and Portfolio Manager of the Portfolio. Mr. Banai has served as Portfolio Manager since July 2020.
Vinay Viralam, CFA, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Viralam has served as Portfolio Manager since April 2026.
Anuranjan Sharma, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Sharma has served as Portfolio Manager since April 2026.

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Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Portfolio are as follows:
Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.
Tax Information
The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Small Company Growth Portfolio
Investment Objective
The Small Company Growth Portfolio’s (the “Portfolio”) investment objective is to seek capital appreciation.
Fees and Expenses of the Small Company Growth Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.86%	0.92%
Shareholder Servicing Fee	0.07%	0.14%
Remaining Other Expenses	0.79%	0.78%
Total Annual Portfolio Operating Expenses	1.96%	1.77%
Less Fee Waiver/Expense Reimbursement(1)	(0.61)%	(0.67)%
Total Annual Portfolio Operating Expenses After Fee Waiver/Expense Reimbursement	1.35%	1.10%

(1)Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee or reimburse other expenses to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees, shareholder servicing fees, and extraordinary expenses) to 1.03% and 0.96% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2027 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$137	$556	$1001	$2,236
Institutional Class	$112	$492	$897	$2,028
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. For the fiscal year ended December 31, 2025, the Portfolio’s portfolio turnover rate was 121% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—generally within the range of companies comprising the Russell 2000® Growth Index (as of December 31, 2025, this range was between approximately $13.68 million and $25.99 billion) at the time of purchase. The market capitalization range and composition of the companies in the Russell 2000® Growth Index are subject to change.
The Portfolio invests in companies that historically have above average earnings or above average sales growth and retention of earnings, often such companies have above average price to earnings ratios. The Portfolio may invest in foreign securities, including emerging market securities.
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The Portfolio uses a multi-manager strategy where multiple subadvisers employ different strategies with respect to separate portions of the Portfolio in order achieve the Portfolio’s investment objective. Wilshire typically allocates the Portfolio’s assets among the Portfolio’s subadvisers in accordance with its outlook for the economy and the financial markets. Each of Lord, Abbett & Co. LLC (“Lord Abbett”), Los Angeles Capital Management LLC (“Los Angeles Capital”), and Ranger Investment Management, L.P (“Ranger”) manage a portion of the Portfolio.
Lord Abbett uses fundamental analysis to look for micro-cap companies that Lord Abbett believes have the potential for more rapid growth than the overall economy. Lord Abbett seeks to identify micro-cap companies that generally exhibit faster-than-average gains in earnings and that the portfolio management team expects to continue profit growth at a high level. Lord Abbett evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management.
Los Angeles Capital employs a quantitative investment process for security selection and risk management. Los Angeles Capital utilizes its proprietary Dynamic Alpha Stock Selection Model® to build equity portfolios that adapt to market conditions. The model considers a range of valuation, earnings and management characteristics to identify current drivers of return.
Ranger’s investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. In the research process, Ranger focuses on identifying small- and mid-capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation. In addition to extensive quantitative analysis, Ranger gives careful consideration to qualitative analysis and judgment of the management team, accounting practices, corporate governance, and the company’s competitive advantage. Ranger utilizes proprietary systems to monitor portfolios, to better understand risks and identify companies that violate Ranger’s sell disciplines. Ranger seeks to identify problem stocks early and enhance performance by removing them before they become significant problems.
The Portfolio may appeal to you if:
•you are a long-term investor;
•you seek growth of capital;
•you believe that the market will favor a particular investment style, such as small-cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or
•you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.
Principal Risks
You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; tariffs and trade disputes; the spread of infectious illness or other public health issues in one or more countries or regions; geopolitical and armed conflicts, including current conflicts in Europe and in the Middle East; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Small-Cap Company Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply. When a fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in fund investment losses that would affect the value of your investment in a fund.
Style Risk. The Portfolio’s growth style may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, growth stocks over value stocks, or vice versa.
Sector Risk. If the Portfolio invests significantly in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.
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Health Care Sector. The health care sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a patent may adversely affect their profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Industrials Sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector. Information technology companies may also be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the Portfolio’s subadvisers will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance.
Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.
Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Foreign Securities Risk. The Portfolio may invest in foreign securities. Foreign securities (including American depository receipts (ADRs) and global depository receipts (GDRs)) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there may be less publicly available information about foreign companies and less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
Emerging Markets Risk. The Portfolio may invest in securities in emerging markets. Foreign investment risk may be particularly high to the extent a fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developed countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. These securities may also present credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.
Portfolio Turnover Risk. As a result of its active trading strategy, the Portfolio may incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Portfolio.
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Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance as well as an additional index with investment characteristics similar to those of the Fund. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns
During the periods shown in the bar chart, the highest return for a quarter was 27.07% (quarter ended June 30, 2020) and the lowest return for a quarter was -24.03% (quarter ended March 31, 2020).
The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
Average Annual Total Returns
(periods ended December 31, 2025)

	1 year	5 years		10 years
Investment Class
Return Before Taxes	7.91%	0.51%		7.82%
Return After Taxes on Distributions	7.91%	(2.04%)		5.32%
Return After Taxes on Distributions and Sale of Shares	4.68%	0.12%	(1)	5.85%	(1)
Institutional Class
Return Before Taxes	8.10%	0.76%		8.09%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%		14.45%
Russell 2000® Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	13.01%	3.18%		9.57%

(1) In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.
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Management
Adviser
Wilshire Advisors LLC
Subadvisers and Portfolio Managers
Lord Abbett
F. Thomas O’Halloran, Partner of Lord Abbett and Portfolio Manager of the Portfolio. Mr. O’Halloran has served as Portfolio Manager since January 2025.
Matthew R. DeCicco, Partner and Director of Equities of Lord Abbett and Portfolio Manager of the Portfolio. Mr. DeCicco has served as Portfolio Manager since January 2025.
Vernon T. Bice, Managing Director and Portfolio Manager of Lord Abbett and Portfolio Manager of the Portfolio. Mr. Bice has served as Portfolio Manager since January 2025.
Benjamin Ebel, Senior Managing Director and Portfolio Manager of Lord Abbett and Portfolio Manager of the Portfolio. Mr. Ebel has served as Portfolio Manager since April 2026.
Los Angeles Capital
Thomas D. Stevens, CFA, Chairman and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.
Hal W. Reynolds, CFA, Co-Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.
Daniel E. Allen, CFA, President, CEO, and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.
Daniel Arche, CFA, Director of Portfolio Strategy and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Arche has served as Portfolio Manager since April 2021.
Ranger
W. Conrad Doenges, Chief Investment Officer and Portfolio Manager of Ranger and Portfolio Manager of the Portfolio. Mr. Doenges has served as Portfolio Manager since September 2004.
Andrew Hill, President and Portfolio Manager of Ranger and Portfolio Manager of the Portfolio. Mr. Hill has served as Portfolio Manager since May 2017.
Joseph LaBate, Managing Director and Portfolio Manager of Ranger and Portfolio Manager of the Portfolio. Mr. LaBate has served as Portfolio Manager since May 2017.
Brown McCullough, Director and Portfolio Manager of Ranger and Portfolio Manager of the Portfolio. Mr. McCullough has served as Portfolio Manager since April 2023.
Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Portfolio are as follows:
Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.
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Tax Information
The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
22

Small Company Value Portfolio
Investment Objective
The Small Company Value Portfolio’s (the “Portfolio”) investment objective is to seek capital appreciation.
Fees and Expenses of the Small Company Value Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.91%	0.92%
Shareholder Servicing Fee	0.11%	0.12%
Remaining Other Expenses	0.80%	0.80%
Total Annual Portfolio Operating Expenses	2.01%	1.77%
Less Fee Waiver/Expense Reimbursement(1)	(0.66)%	(0.67)%
Total Annual Portfolio Operating Expenses After Fee Waiver/Expense Reimbursement	1.35%	1.10%

(1)    Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Portfolio to waive a portion of its management fee or reimburse other expenses to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees, shareholder servicing fees, and extraordinary expenses) to 0.99% and 0.98% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2027 or upon the termination of the Advisory Agreement. To the extent that the Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived/expenses reimbursed within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$137	$567	$1022	$2,285
Institutional Class	$112	$492	$897	$2,028
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. For the fiscal year ended December 31, 2025, the Portfolio’s portfolio turnover rate was 63% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests substantially all of its assets in the common stock of companies with smaller market capitalizations—generally within the range of companies comprising the Russell 2000® Value Index (as of December 31, 2025, this range was between approximately $4.96 million and $31.29 billion) at the time of purchase. The market capitalization range and composition of the companies in the Russell 2000® Value Index are subject to change.
The Portfolio invests, generally, in companies with relatively low price to book value ratios, relatively low price to earnings ratios and relatively high dividend yields (dividend yields for small companies are generally less than those of large companies).
The Portfolio uses a multi-manager strategy where multiple subadvisers employ different strategies with respect to separate portions of the Portfolio in order achieve the Portfolio’s investment objective. Wilshire typically allocates the Portfolio’s assets among the
23

Portfolio’s subadvisers in accordance with its outlook for the economy and the financial markets. Each of Diamond Hill Capital Management, Inc. (“Diamond Hill”), Los Angeles Capital Management LLC (“Los Angeles Capital”), and Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”) manage a portion of the Portfolio.
In managing its portion of the Portfolio, Diamond Hill focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, Diamond Hill concentrates on the fundamental economic drivers of the business. The primary focus is on a “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors.
Los Angeles Capital employs a quantitative investment process for security selection and risk management. Los Angeles Capital utilizes its proprietary Dynamic Alpha Stock Selection Model® to build equity portfolios that adapt to market conditions. The model considers a range of valuation, earnings and management characteristics to identify current drivers of return.
In managing its portion of the Portfolio, Hotchkis & Wiley seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, “bottom-up” investment process based on a proprietary model that is augmented with internally-generated fundamental research. Hotchkis & Wiley seeks broad diversified exposure to these investment opportunities by holding approximately 300-400 portfolio securities. With the exception of diversification guidelines, Hotchkis & Wiley does not employ pre-determined rules for sales; rather, Hotchkis & Wiley evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.
The Portfolio may appeal to you if:
•you are a long-term investor;
•you seek growth of capital;
•you believe that the market will favor a particular investment style, such as small-cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or
•you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.
Principal Risks
You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; tariffs and trade disputes; the spread of infectious illness or other public health issues in one or more countries or regions; geopolitical and armed conflicts, including current conflicts in Europe and in the Middle East; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Small-Cap Company Risk. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply. When a fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in fund investment losses that would affect the value of your investment in a fund.
Style Risk. The Portfolio’s value style may perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, growth stocks over value stocks, or vice versa.
Sector Risk. If the Portfolio invests significantly in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.
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Financials Sector. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the Portfolio’s subadvisers will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance.
Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.
Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance, as well as an additional index with investment characteristics similar to those of the Fund. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns
During the periods shown in the bar chart, the highest return for a quarter was 32.25% (quarter ended December 31, 2020) and the lowest return for a quarter was -37.30% (quarter ended March 31, 2020).
The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
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Average Annual Total Returns
(periods ended December 31, 2025)

	1 year		5 years	10 years
Investment Class
Return Before Taxes	10.35%		10.54%	8.60%
Return After Taxes on Distributions	7.68%		8.80%	6.91%
Return After Taxes on Distributions and Sale of Shares	7.90%	(1)	8.19%	6.58%
Institutional Class
Return Before Taxes	10.60%		10.81%	8.87%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%		13.40%	14.45%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	12.59%		8.88%	9.27%

(1) In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.
Management
Adviser
Wilshire Advisors LLC
Subadvisers and Portfolio Managers
Diamond Hill
Aaron Monroe, CFA, is a Portfolio Manager on various of Diamond Hill’s portfolio manager teams and is a Portfolio Manager of the Small Company Value Portfolio. Mr. Monroe has been with Diamond Hill since 2007 and has served as a Portfolio Manager of the Small Company Value Portfolio since December 2019.
Los Angeles Capital
Thomas D. Stevens, CFA, Chairman and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2002.
Hal W. Reynolds, CFA, Co-Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since January 2011.
Daniel E. Allen, CFA, President, CEO, and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since January 2011.
Daniel Arche, CFA, Director of Portfolio Strategy and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Arche has served as Portfolio Manager since April 2021.
Hotchkis & Wiley
Judd Peters, CFA, is a Portfolio Manager on various of Hotchkis & Wiley’s portfolio manager teams and is a Portfolio Manager of the Small Company Value Portfolio. Mr. Peters has been with Hotchkis & Wiley since 2003 and has served as a Portfolio Manager of the Small Company Value Portfolio since December 2019.
Ryan Thomes, CFA, is a Portfolio Manager on various of Hotchkis & Wiley’s portfolio manager teams and is a Portfolio Manager of the Small Company Value Portfolio. Mr. Thomes has been with Hotchkis & Wiley since 2008 and has served as a Portfolio Manager of the Small Company Value Portfolio since December 2019.
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Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Portfolio are as follows:
Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.
Tax Information
The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
27

Wilshire 5000 IndexSM Fund
(formerly the FT Wilshire 5000 IndexSM)
Investment Objective
The Wilshire 5000 IndexSM Fund’s (the “Index Fund” or the “Portfolio”) investment objective is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM, formerly known as the FT Wilshire 5000 IndexSM (the “Index”). before the deduction of Index Fund expenses.
Fees and Expenses of the Wilshire 5000 IndexSM Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Index Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.20%	None
Other Expenses	0.26%	0.24%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses(1)	0.56%	0.34%

(1)Total Annual Fund Operating Expenses for the Portfolio will not correlate to the Ratio of Expenses to Average Net Assets shown in the Portfolio’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Portfolio and does not include acquired fund fees and expenses.
Example: This example is intended to help you compare the cost of investing in the Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Index Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$57	$179	$313	$701
Institutional Class	$35	$109	$191	$431
Portfolio Turnover
The Index Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Index Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Index Fund’s performance. For the fiscal year ended December 31, 2025, the Index Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The Index Fund invests at least 80% of its assets in the equity securities of companies included in the Index that are representative of the Index (as of December 31, 2025, this range was between approximately $27 million and $4.53 trillion and 30% of the Index is invested in companies in the information technology sector). The Index Fund normally holds stocks representing at least 97% of the total market value of the Index.
The Index is an unmanaged index that measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The Index includes approximately 3,500 stocks, with each stock weighted according to its float-adjusted market value. This means that companies having larger stock capitalizations will have a larger impact on the market value of the Index. The Index has been computed continuously since 1974 and is published daily in many major U.S. news outlets and is the broadest measure of the U.S. equity market.
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The Index Fund seeks to minimize variance relative to the Index and may use enhanced “stratified sampling” techniques in an attempt to replicate the performance of the Index. Stratified sampling is a technique that uses sector weighting and portfolio characteristics profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark. The Index Fund may invest in the common stock of companies of any size, including small-cap companies.
Los Angeles Capital Management LLC (“Los Angeles Capital”) manages the Index Fund using a passive investment approach for portfolio construction. Los Angeles Capital uses sector weighting and portfolio characteristic profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.
The Index Fund may appeal to you if:
•you are a long-term investor;
•you seek growth of capital;
•you seek to capture investment returns that are representative of the entire U.S. equity market;
•you seek to potentially reduce risk through broad diversification across large and small capitalization stocks and value and growth stocks; or
•you seek an index fund which, unlike a traditional index fund, includes the equity securities of small- and mid-capitalization companies as well as large capitalization companies.
Principal Risks
You may lose money by investing in the Index Fund. In addition, investing in the Index Fund involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; tariffs and trade disputes; the spread of infectious illness or other public health issues in one or more countries or regions; geopolitical and armed conflicts, including current conflicts in Europe and in the Middle East; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Index Tracking Risk. There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees (for Investment Class Shares only), administrative expenses and transaction costs in trading stocks.
Sector Risk. If one or more sectors constitutes a significant portion of the Index, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.
Information Technology Sector. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Affiliated Funds and Other Significant Investors Risk. The Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Other Investment Companies Risk. Investing in other investment vehicles, including registered investment companies, closed-end funds and exchange-traded funds (ETFs), subjects the Portfolio to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Portfolio will incur its pro rata share of the underlying vehicles’ expenses.

29

Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Index Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Index Fund’s average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Index Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.
Calendar Year Returns
During the periods shown in the bar chart, the highest return for a quarter was 21.41% (quarter ended June 30, 2020) and the lowest return for a quarter was -20.37% (quarter ended March 31, 2020).
The returns for the Index Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
Average Annual Total Returns
(periods ended December 31, 2025)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	16.29%	12.63%	13.66%
Return After Taxes on Distributions	14.02%	11.24%	12.06%
Return After Taxes on Distributions and Sale of Shares	11.29%	9.87%	10.94%
Institutional Class
Return Before Taxes	16.56%	12.88%	13.96%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Index Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

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Management
Adviser
Wilshire Advisors LLC
Subadviser and Portfolio Managers
Los Angeles Capital
Thomas D. Stevens, CFA, Chairman and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Stevens has served as Portfolio Manager since April 2002.
Hal W. Reynolds, CFA, Co-Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Reynolds has served as Portfolio Manager since January 2011.
Daniel E. Allen, CFA, President, CEO, and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Allen has served as Portfolio Manager since January 2011.
Daniel Arche, CFA, Director of Portfolio Strategy and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the Index Fund. Mr. Arche has served as Portfolio Manager since April 2021.
Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Index Fund are as follows:
Investment Class Shares. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for the Index Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Index Fund. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the Index Fund (known as redeeming shares) on any business day by telephone or mail.
Tax Information
The Index Fund’s distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Index Fund through a broker-dealer or other financial intermediary (such as a bank), the Index Fund and its related companies may pay the intermediary for the sale of Index Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Index Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Wilshire International Equity Fund
Investment Objective
The Wilshire International Equity Fund (the “International Fund” or the “Portfolio”) seeks capital appreciation.
Fees and Expenses of the International Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

	Investment Class	Institutional Class
Maximum Sales Charge (load) imposed on purchases	None	None
Maximum Deferred Sales Charge (load)	None	None
Redemption Fee (as a percentage of amount redeemed) on Shares held for 60 days or less	1.00%	1.00%
Maximum Account Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.51%	0.41%
Shareholder Servicing Fee	0.16%	0.05%
Remaining Other Expenses	0.35%	0.36%
Total Annual Fund Operating Expenses	1.76%	1.41%
Less Fee Waiver/Expense Reimbursement(1)	(0.26)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.50%	1.25%

(1)Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the International Fund to waive a portion of its management fee or reimburse other expenses to limit expenses of the International Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees, shareholder servicing fees, and extraordinary expenses) to 1.09% and 1.20% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2027 or upon the termination of the Advisory Agreement. To the extent that the International Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
Example: This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes one year of capped expenses, that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$153	$529	$930	$2,052
Institutional Class	$127	$431	$756	$1,677
Portfolio Turnover
The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. For the fiscal year ended December 31, 2025, the International Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
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Principal Investment Strategies
The International Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Fund primarily invests in equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges.
The International Fund primarily invests in companies organized outside of the United States or companies that are organized in the United States, but primarily operate outside of the United States or derive a significant portion of their revenues outside of the United States. The International Fund intends to diversify its investments in operating companies among at least three different countries. The International Fund also invests in emerging market securities (securities of issuers based in countries with developing economies). The Portfolio may invest in foreign securities, including securities in emerging markets.
The International Fund engages in leverage by investing in MSCI EAFE Index (USD) derivatives or MSCI Emerging Market Index (USD) derivatives, the notional value of which equals approximately 20% of the Portfolio’s net assets. The Portfolio’s derivatives exposure is backed by a portfolio of fixed income securities representing approximately 20% of the Portfolio’s net assets. An MSCI EAFE Index (USD) derivative or MSCI Emerging Market Index (USD) derivative is a derivative contract, typically a swap agreement, that uses the MSCI EAFE Index (USD) or MSCI Emerging Market Index (USD) as its reference asset. The portion of the International Fund invested in derivatives seeks to track the daily performance of the MSCI EAFE Index (USD) or MSCI Emerging Market Index (USD) (the “Swaps Strategy”) and invests in such derivatives in addition to or in place of companies within the MSCI EAFE Index (USD) derivative or MSCI Emerging Market Index (USD). In addition to swaps, the International Fund may invest in other types of derivatives including options, futures, options on futures, and other similar instruments. For purposes of the International Fund’s 80% test, MSCI EAFE Index (USD) derivatives and MSCI Emerging Market Index (USD) derivatives will be counted as equity securities and will be valued at notional value rather than market value.
Fixed income securities held by the Portfolio may include bonds, debt securities, asset-backed and mortgage-backed securities and other similar instruments. The fixed income securities are typically expected to have a duration between 0 and 2 years. The International Fund may also invest in fixed-income securities of foreign governments and companies and in currency forward agreements and spot transactions to facilitate settlement of multi-currency investments. The International Fund may invest in below investment grade debt securities, commonly known as “high-yield” securities or “junk bonds.”
The International Fund may invest in companies of any market capitalization, including small-cap companies. The International Fund may invest equity securities of other investment companies, including exchange-traded funds.
The International Fund uses a multi-manager strategy where Wilshire and multiple subadvisers employ different strategies with respect to separate portions of the Portfolio in order achieve the Portfolio’s investment objective. Wilshire typically allocates the Portfolio’s assets among the Portfolio’s subadvisers in accordance with its outlook for the economy and the financial markets. Each of WCM Investment Management LLC (“WCM”), Los Angeles Capital Management LLC (“Los Angeles Capital”), Pzena Investment Management, LLC (“Pzena”), Lazard Asset Management LLC (“Lazard”), and Voya Investment Management Co LLC (“Voya”) manage a portion of the International Fund’s portfolio and Wilshire manages the Portfolio’s Swaps Strategy.
WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a strong probability for superior future growth.
Los Angeles Capital employs a quantitative investment process for security selection and risk management. Los Angeles Capital utilizes its proprietary Dynamic Alpha Stock Selection Model® to build equity portfolios that adapt to market conditions. The model considers a range of valuation, earnings and management characteristics to identify current drivers of return.
Pzena has a “classic” value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery, and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when it believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.
In managing its portion of the International Fund, Lazard selects securities ranked according to four independent proprietary measures: growth, value, sentiment and quality. Growth potential is measured by looking at the consistency of earnings and sales over the past few years and then by leveraging this data, along with margins, research and development, capital expenditures, cash flow growth and other reported financial metrics to project future growth potential.
In managing its portion of the Portfolio, Voya focuses on managing a broad array of fixed income investment opportunities, including but not limited to U.S. government securities, securities of foreign governments, and supranational organizations; bank loans; notes that can invest in securities with any credit rating; mortgage-backed, asset-backed debt securities and other structured credit securities, commercial paper and debt securities of foreign issuers, including emerging market countries. In addition, Voya may also invest in its affiliated registered investment companies.
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Principal Risks
You may lose money investing in the International Fund. In addition, investing in the International Fund involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; tariffs and trade disputes; the spread of infectious illness or other public health issues in one or more countries or regions; geopolitical and armed conflicts, including current conflicts in Europe and in the Middle East; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.
Foreign Securities Risk. The Portfolio invests in foreign securities. Foreign securities (including American depository receipts (ADRs) and global depository receipts (GDRs)) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there may be less publicly available information about foreign companies and less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
Emerging Markets Risk. The Portfolio may invest in securities in emerging markets. Foreign investment risk may be particularly high to the extent a fund invests, in securities of issuers based in countries with developing economies (i.e., emerging markets). Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developed countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. These securities may also present credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Asset-Backed and Mortgage Backed Securities Risk. Investors in asset-backed securities (ABS), including mortgage-backed securities (MBS) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.
Derivatives Risk. The use of derivatives, including forwards, swaps, futures, options and currency transactions, may expose the Portfolio to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Portfolio’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, segregation, valuation and legal restrictions. If the Adviser or a subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Portfolio to be subject to additional regulations, which may generate additional Portfolio expenses. These practices also entail transactional expenses and may cause the Portfolio to realize higher amounts of short-term capital gains than if the Portfolio had not engaged in such transactions.
Leverage Risk. The use of derivatives, repurchase agreements, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings (typically lines of credit) may create leveraging risk. For example, because of the low margin deposit required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in an underlying reference instrument may result in an immediate and substantial impact on a fund’s NAV. Leveraging may cause the Portfolio’s performance to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory
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requirements, the Portfolio must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk, including, but not limited to, futures, certain options, swaps and reverse repurchase agreements. Applicable law limits a fund from borrowing in an amount greater than 33 ⅓% of its assets.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
High-Yield Bond Risk. Lower-quality bonds, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Portfolio’s share price.
Other Investment Companies Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and exchange-traded funds (ETFs), subjects the Portfolio to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Portfolio will incur its pro rata share of the underlying vehicles’ expenses.
Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the Portfolio’s subadvisers will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance.
Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.
Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

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Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the International Fund by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the International Fund’s average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The International Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.
The International Fund’s investment strategy was changed on July 21, 2020. Consequently, prior period performance may have been different if the current investment strategy had been in effect during that period.

Calendar Year Returns
During the periods shown in the bar chart, the highest return for a quarter was 21.32% (quarter ended June 30, 2020) and the lowest return for a quarter was -24.10% (quarter ended March 31, 2020).
The returns for the International Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
Average Annual Total Returns
(periods ended December 31, 2025)

	1 year	5 years		10 years
Investment Class
Return Before Taxes	33.71%	8.64%		9.30%
Return After Taxes on Distributions	30.19%	6.61%		7.97%
Return After Taxes on Distributions and Sale of Shares	22.59%	6.66%	(1)	7.49%
Institutional Class
Return Before Taxes	33.93%	8.92%		9.59%
MSCI All Country World Index ex-US Investable Market Index (reflects no deduction for fees, expenses and taxes)	31.96%	7.77%		8.37%

(1) In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their International Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

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Management
Adviser
Wilshire Advisors LLC
Nathan Palmer, CFA, Managing Director and Portfolio Manager of Wilshire, serves as a Portfolio Manager for the International Fund. He has served as Portfolio Manager since July 2020.
Anthony Wicklund, CFA, CAIA, Managing Director and Portfolio Manager of Wilshire, serves as a portfolio manager for the International Fund. He has served as Portfolio Manager since July 2020.
Josh Emanuel, CFA, Managing Director and Chief Investment Officer of Wilshire Advisors LLC, serves as portfolio manager for the International Fund. He has served as Portfolio Manager since July 2020.
Suehyun Kim, Senior Vice President and Portfolio Manager of Wilshire, serves as a portfolio manager for the International Fund. She has served as Portfolio Manager since July 2020.
Subadvisers and Portfolio Managers
WCM
Sanjay Ayer, CFA, Portfolio Manager and Business Analyst of WCM since 2007 and Portfolio Manager of WCM’s portion of the International Fund since June 2020.
Paul R. Black, CEO of WCM since December 2004 and Portfolio Manager of WCM’s portion of the International Fund since October 2013.
Michael B. Trigg, President of WCM since 2022 and Portfolio Manager of WCM since 2006 and Portfolio Manager of WCM’s portion of the International Fund since October 2013.
Jon Tringale, Portfolio Manager of WCM since 2022 and Portfolio Manager of WCM’s portion of the International Fund since April 2023.
Los Angeles Capital
Thomas D. Stevens, CFA, Chairman and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Stevens has served as Portfolio Manager since May 2014.
Hal W. Reynolds, CFA, Co-Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Reynolds has served as Portfolio Manager since May 2014.
Daniel E. Allen, CFA, President, CEO, and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Allen has served as Portfolio Manager since May 2014.
Daniel Arche, CFA, Director of Portfolio Strategy and Senior Portfolio Manager of Los Angeles Capital and Portfolio Manager of the International Fund. Mr. Arche has served as Portfolio Manager since April 2021.
Pzena
Caroline Cai, Managing Principal, Chief Executive Officer, and Portfolio Manager for the Global, International, and Emerging Markets strategies, and the Financial Opportunities service of Pzena and Portfolio Manager of the International Fund. Ms. Cai has served as Portfolio Manager of the International Fund since June 2018.
Allison Fisch, Managing Principal, President, and Portfolio Manager for the International and Emerging Markets strategies of Pzena and Portfolio Manager of the International Fund. Ms. Fisch has served as Portfolio Manager of the International Fund since June 2018.
John Goetz, Managing Principal and Co-Chief Investment Officer of Pzena, Portfolio Manager for the Global, International, European, and Japan Focused Value strategies of Pzena and Portfolio Manager of the International Fund. Mr. Goetz has served as Portfolio Manager of the International Fund since June 2018.
Rakesh Bordia, Principal and Portfolio Manager for the International and Emerging Markets strategies and Portfolio Manager of the International Fund. Mr. Bordia has served as Portfolio Manager of the International Fund since January 2023.
Lazard
Paul Moghtader is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Moghtader has been with Lazard since 2007 and has served as Portfolio Manager of the International Fund since June 2019.
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Taras Ivanenko is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Ivanenko has been with Lazard since 2007 and has served as Portfolio Manager of the International Fund since June 2019.
Alex Lai is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Lai has been with Lazard since 2008 and has served as Portfolio Manager of the International Fund since June 2019.
Kurt Livermore is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Livermore has been with Lazard since 2023 and has served as Portfolio Manager of the International Fund since 2023.
Craig Scholl is a Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Scholl has been with Lazard since 2007 and has served as Portfolio Manager of the International Fund since 2020.
Ciprian Marin is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Marin has been with Lazard since 2008 and has served as Portfolio Manager of the International Fund since 2020.
Peter Kashanek is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Mr. Kashanek has been with Lazard since 2007 and has served as Portfolio Manager of the International Fund since 2020.
Susanne Willumsen is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams and is Portfolio Manager of the International Fund. Ms. Willumsen has been with Lazard since 2008 and has served as Portfolio Manager of the International Fund since June 2019.
Voya
Raj Jadav, CFA, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Jadav has served as Portfolio Manager since 2024.
Sean Banai, CFA, managing director and head of multi-sector for the fixed income platform of Voya and Portfolio Manager of the Portfolio. Mr. Banai has served as Portfolio Manager since July 2020.
Vinay Viralam, CFA, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Viralam has served as Portfolio Manager since April 2026.
Anuranjan Sharma, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Sharma has served as Portfolio Manager since April 2026.
Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the International Fund are as follows:
Investment Class Shares. The minimum initial investment in the International Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the International Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the International Fund. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the International Fund (known as redeeming shares) on any business day by telephone or mail.
Tax Information
The International Fund’s distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the International Fund through a broker-dealer or other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of International Fund shares and related services.
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These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Wilshire Income Opportunities Fund
Investment Objective
The Wilshire Income Opportunities Fund’s (the “Income Fund” or the “Portfolio”) primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.53%	0.45%
Shareholder Servicing Fee	0.13%	0.05%
Remaining Other Expenses	0.40%	0.40%
Total Annual Fund Operating Expenses	1.38%	1.05%
Less Fee Waiver/Expense Reimbursement(1)	(0.23)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.15%	0.90%

(1)Wilshire Advisors LLC (“Wilshire”) has entered into a contractual expense limitation agreement with Wilshire Mutual Funds, Inc. (the “Company”), on behalf of the Income Fund to waive a portion of its management fee or reimburse other expenses to limit expenses of the Income Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses, Rule 12b-1 distribution fees, shareholder servicing fees, and extraordinary expenses) to 0.77% and 0.85% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least April 30, 2027 or upon the termination of the Advisory Agreement. To the extent that the Income Fund’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived within three years from the date on which it waived its fees or reimbursed expenses if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver/expense reimbursement.
Example: This example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$117	$414	$733	$1,637
Institutional Class	$92	$319	$565	$1,269
Portfolio Turnover
The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Income Fund’s performance. For the fiscal year ended December 31, 2025, the Income Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Income Fund seeks to achieve its investment objectives by investing at least 80% of its total assets in a portfolio of income producing securities of varying maturities across a variety of fixed income securities including, but not limited to, U.S. Government, investment grade, below investment grade, unrated, mortgage-backed, and other asset-backed securities. Derivative investments that provide exposure to debt securities or have similar economic characteristics to the income securities in which the Portfolio invests may be used to satisfy the Income Fund’s 80% policy.
The Income Fund has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Income Fund will generally allocate its assets among several types of securities. The Income Fund may also invest in U.S. Dollar-denominated or non-U.S. Dollar-denominated fixed-income securities; fixed income securities issued by U.S. and non-
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U.S. governments, their agencies and instrumentalities; mortgage-related and other asset backed securities (such as collateralized debt obligations (CDO), collateralized loan obligations (CLO), and collateralized mortgage obligations (CMO)); foreign currencies; registered investment companies, including closed-end funds and exchange-traded funds (ETFs); and derivative instruments, such as options, futures, forwards, forward currency contracts, or swap agreements.
The Income Fund may invest an unlimited amount of its assets in securities that provide exposure to any investment sector and its exposure to any one investment sector will vary over time. The Portfolio may invest in foreign securities, including securities in emerging markets.
There is no limit on the average maturity of the Income Fund’s securities. The targeted weighted average duration of the portfolio is consistent with the Bloomberg U.S. Universal Index, which has a weighted average duration of 5.76 years as of December 31, 2025. However, it is expected that the Income Fund may deviate substantially from the benchmark duration, with a lower and upper bound of 1 and 10 years, respectively.
The Income Fund may invest without limitation in high-yield debt securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities determined to be of comparable investment quality. The Income Fund expects its allocation to unrated and below investment grade debt to range from 30% to 70% of its assets. The Income Fund also may invest in investment grade securities, bank loans, commercial paper, private placements, unregistered or restricted securities (including securities issued in reliance on Regulation D, Rule 144A and Regulation S) and convertible debt (which may result in equity received in a conversion or a workout).
The Income Fund may also use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (typically lines of credit) for investment purposes.
The Income Fund may invest without limitation in derivative instruments, such as options, futures, forwards, or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in this Prospectus or the Income Fund’s Statement of Additional Information. The Income Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter market. The Income Fund may use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The Income Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Income Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The Income Fund may invest up to 10% of its total assets in convertible, preferred stocks and dividend-paying common stocks.
The Income Fund uses a multi-manager strategy where subadvisers employ different strategies with respect to separate portions of the Portfolio in order achieve the Portfolio’s investment objective. Wilshire typically allocates the Portfolio’s assets among the Portfolio’s subadvisers in accordance with its outlook for the economy and the financial markets. DoubleLine® Capital LP (“DoubleLine”), Manulife Investment Management (US) LLC (“Manulife”) and Voya Investment Management Co LLC (“Voya”) each manage a portion of the Income Fund’s portfolio.
DoubleLine expects to allocate its portion of the Income Fund’s assets in response to changing market, financial, economic, and political factors and events that the portfolio manager believes may affect the values of the Income Fund’s investments. DoubleLine seeks to manage its portion of the Income Fund’s duration based on DoubleLine’s view of, among other things, future interest rates and market conditions.
Manulife looks for investments that are appropriate in terms of yield, credit quality, structure and liquidity. Relative yield analysis and risk/reward ratios are the primary considerations in selecting securities.
In managing its portion of the Portfolio, Voya focuses on managing a broad array of fixed income investment opportunities, including but not limited to U.S. government securities, securities of foreign governments, and supranational organizations; bank loans; notes that can invest in securities with any credit rating; mortgage-backed, asset-backed debt securities and other structured credit securities, commercial paper and debt securities of foreign issuers, including emerging market countries. In addition, Voya may also invest in its affiliated registered investment companies.
Principal Risks
You may lose money by investing in the Income Fund. In addition, investing in the Income Fund involves the following principal risks:
Market Risk. The Portfolio may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional, or global level; tariffs and trade disputes; the spread of infectious illness or other public health issues in one or more
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countries or regions; geopolitical and armed conflicts, including current conflicts in Europe and in the Middle East; and currency and interest rate fluctuations. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
High-Yield Bond Risk. Lower-quality bonds, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Portfolio’s share price.
Foreign Securities Risk. The Portfolio may invest in foreign securities. Foreign securities (including American depository receipts (ADRs) and global depository receipts (GDRs)) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there may be less publicly available information about foreign companies and less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
Emerging Markets Risk. The Portfolio may invest in securities in emerging markets. Foreign investment risk may be particularly high to the extent a fund invests in securities of issuers based in countries with developing economies (i.e., emerging markets). Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed than developed countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. These securities may also present credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.
Forward Foreign Currency Exchange Contracts Risks. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of the Income Fund. The Income Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Income Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the International Fund’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.
Derivatives Risk. The use of derivatives, including forwards, swaps, futures, options and currency transactions, may expose the Portfolio to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Portfolio’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, segregation, valuation and legal restrictions. If the Adviser or a subadviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Portfolio to be subject to additional regulations, which may generate additional Portfolio expenses. These practices also entail transactional expenses and may cause the Portfolio to realize higher amounts of short-term capital gains than if the Portfolio had not engaged in such transactions.
Leverage Risk. The use of derivatives, repurchase agreements, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings (typically lines of credit) may create leveraging risk. For example, because of the low margin deposit required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in an underlying reference instrument may result in an immediate and substantial impact on a fund’s NAV. Leveraging may cause the Portfolio’s performance to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Portfolio must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions
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that may give rise to this risk, including, but not limited to, futures, certain options, swaps and reverse repurchase agreements. Applicable law limits a fund from borrowing in an amount greater than 33 ⅓% of its assets.
Other Investment Companies Risk. Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, closed-end funds and exchange-traded funds (ETFs), subjects the Portfolio to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Portfolio will incur its pro rata share of the underlying vehicles’ expenses.
Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that a subadviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the Portfolio’s subadvisers will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance.
Asset-Backed and Mortgage Backed Securities Risk. Investors in asset-backed securities (ABS), including mortgage-backed securities (MBS) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.
Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.
Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Past Performance
The bar chart and the performance table below provide an indication of the risks of investing in the Income Fund by showing the investment performance of the Investment Class Shares during the most recent calendar year and by showing how the Income Fund’s average annual total returns compare to those of a broad measure of market performance, as well as an additional custom blended index that reflects the performance of the market sectors in which the Income Fund invests. The chart and table assume reinvestment of dividends and distributions. The Income Fund’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns
During the periods shown in the bar chart, the highest return for a quarter was 6.54% (quarter ended June 30, 2020) and the lowest return for a quarter was -8.20% (quarter ended March 31, 2020).
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The returns for the Income Fund’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.
Average Annual Total Returns
(periods ended December 31, 2025)

	1 year	5 year		Since Inception (3/30/16)
Investment Class
Return Before Taxes	7.18%	1.02%		2.74%
Return After Taxes on Distributions	5.25%	(0.45)%		1.24%
Return After Taxes on Distributions and Sale of Shares	4.23%	0.16%	(1)	1.47%	(1)
Institutional Class
Return Before Taxes	7.47%	1.29%		2.97%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses and taxes)	7.58%	0.06%		2.21%
Custom Blended Index(2) (reflects no deduction for fees, expenses and taxes)	8.01%	1.27%		3.16%

(1)In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
(2)The Custom Blended Index consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% S&P/LSTA Leveraged Loan Index, and 10% Bloomberg Emerging Markets USD Aggregate Bond Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Income Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.
Management
Adviser
Wilshire Advisors LLC
Subadvisers and Portfolio Managers
DoubleLine
Jeffrey E. Gundlach, Chief Executive Office of DoubleLine and Portfolio Manager of the Income Fund. Mr. Gundlach has served as Portfolio Manager since March 2016.
Jeffrey Sherman, Deputy Chief Investment Officer of DoubleLine and Portfolio Manager of the Income Fund. Mr. Sherman has served as Portfolio Manager since May 2017.
Manulife
Thomas C. Goggins, Senior Managing Director and Senior Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Goggins has served as Portfolio Manager since June 2018.
Kisoo Park, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Park has served as Portfolio Manager since June 2018.
Christopher Chapman, CFA, Senior Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Chapman has served as Portfolio Manager since June 2018.
Bradley L. Lutz, CFA, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Lutz has served as Portfolio Manager since March 2022.
David Bees, CFA, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Bees has served as Portfolio Manager since April 2026.
Christopher Smith, CFA, Associate Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Smith has served as Portfolio Manager since April 2026.
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Kelly Lim, CFA, Associate Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Ms. Lim has served as Portfolio Manager since April 2026.
Voya
Raj Jadav, CFA, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Jadav has served as Portfolio Manager since 2024.
Sean Banai, CFA, managing director and head of multi-sector for the fixed income platform of Voya and Portfolio Manager of the Portfolio. Mr. Banai has served as Portfolio Manager since July 2020.
Vinay Viralam, CFA, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Viralam has served as Portfolio Manager since April 2026.
Anuranjan Sharma, Senior Vice President and Portfolio Manager for the fixed income team at Voya and Portfolio Manager of the Portfolio. Mr. Sharma has served as Portfolio Manager since April 2026.
Purchase and Sale of Fund Shares
Minimum Initial Investments
The minimum initial investments in the Income Fund are as follows:
Investment Class Shares. The minimum initial investment in the Income Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Income Fund must be at least $100. The minimum investments do not apply to certain employee benefit plans.
Institutional Class Shares. The minimum initial investment is $250,000 for the Income Fund. Subsequent investments must be at least $100,000.
To Redeem Shares
You may sell your shares back to the Income Fund (known as redeeming shares) on any business day by telephone or mail.
Tax Information
The Income Fund’s distributions are generally taxable to you as ordinary income or capital gains (or a combination of both), except when you are tax-exempt or when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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MORE INFORMATION ABOUT INVESTMENTS AND RISKS
While the summary sections describe the main points of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio (collectively, the “Style Portfolios”), the Index Fund, the International Fund, and the Income Fund (collectively, with the Style Portfolios, the Index Fund, and the International Fund, the “Portfolios” and each a “Portfolio”). The following pages describe additional details regarding the Portfolios.
Wilshire Advisors LLC (“Wilshire” or the “Adviser”) serves as the investment adviser to the Portfolios. As part of its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as subadvisers, and determines the allocation of each Portfolio’s assets among the selected subadvisers using sophisticated models. In its discretion, Wilshire may allocate no assets to a given subadviser. Each subadviser manages a portion of one or more of the Portfolios. Wilshire selects subadvisers to manage the assets of the Portfolios, subject to approval of the Board of Directors (the “Board”) of Wilshire Mutual Funds, Inc. (the “Company”), based upon a due diligence process that focuses on, but is not limited to, each subadviser’s philosophy and process, people and organization, resources, and performance. In addition, with respect to the Large Company Growth Portfolio, Large Company Value Portfolio, and the International Fund, Wilshire manages the portion each Portfolio invests in the Swaps Strategy.
Wilshire conducts its investment decision-making through an investment committee structure. The investment committee reviews the daily performance of the Portfolios and the subadvisers. Additionally, the risk profiles of the Portfolios and the subadvisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the subadvisers.
The investment objective of each of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Wilshire Income Opportunities Fund is not fundamental, and may be changed by the Board of Directors without shareholder approval with 60 days’ written notice to shareholders.
Style Portfolios
The Company offers focused exposure to four distinct segments of the U.S. market — large company growth, large company value, small company growth, and small company value. Wilshire establishes the parameters for “large company” and “small company” stocks. The Style Portfolios’ “growth” and “value” criteria generally follow the criteria of each Portfolio’s respective benchmark. Each Style Portfolio owns only securities within the parameters that correspond to that style. Each Style Portfolio’s investment objective is to seek capital appreciation.
The Style Portfolios invest substantially in common stock, but other investments may include cash equivalents, convertible securities, warrants, and exchange-traded funds (“ETFs”). Additionally, each Style Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). To maintain a proper style exposure in each Style Portfolio, the subadvisers will change a Style Portfolio’s holdings as companies’ characteristics change. A subadviser will sell stocks that no longer meet the criteria of a particular Style Portfolio. For example, a subadviser may consider a stock to no longer be a value stock if its price advances strongly. Each subadviser seeks to constantly maintain a fully invested position in a Style Portfolio. This means that a Style Portfolio generally holds little uninvested cash, thus seeking to ensure that you receive the full benefit of any market advances (however, it also means you will bear the full impact of any market declines). The number of securities eligible for investment by a Style Portfolio will vary.
With respect to the Large Company Growth Portfolio and the Large Company Value Portfolio, a portion of each Portfolio will be invested in derivatives and fixed income securities. Each Portfolio invests in index-based derivatives, including swap agreements, backed by a portfolio of fixed income securities. Wilshire manages the portion of the each of the Large Company Growth Portfolio and the Large Company Value Portfolio that is invested in the Swaps Strategy.
The investment philosophies of the subadvisers managing each Style Portfolio are described in more detail below. No assurance exists that a Style Portfolio will achieve its investment objectives.
Wilshire 5000 IndexSM Fund (formerly the FT Wilshire 5000 IndexSM)
The Index Fund’s investment objective is to replicate as closely as possible the performance of the Index before the deduction of Index Fund expenses. The investment objective of the Index Fund cannot be changed without the approval of a “majority of the outstanding voting securities.” The Index Fund provides exposure to the entire U.S. stock market by investing in the common stocks of companies included in the Index. The Index Fund may invest in the common stock of companies of any size, including small-cap companies. The Index is an unmanaged capitalization weighted index of over 3,500 U.S. equity securities and includes U.S. stocks regularly traded on the New York Stock Exchange (“NYSE”), the NYSE MKT LLC and the NASDAQ OTC market. The Index Fund normally holds stocks representing at least 90% of the Index’s total market value.
Los Angeles Capital serves as the subadviser to the Index Fund.

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Wilshire International Equity Fund
The International Fund seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The investment objectives of the International Fund cannot be changed without the approval of a “majority of the outstanding voting securities.” The International Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Since the International Fund may invest in companies of any size, it may at times invest in small-cap companies. The International Fund invests in companies organized outside of the United States. The International Fund intends to diversify its investments in operating companies among several countries and to have represented in its holdings business activities in not less than three different countries. The operating companies in which the International Fund primarily invests are equity securities of established companies that the subadvisers believe have favorable characteristics and that are listed on foreign exchanges. The International Fund also invests in emerging markets securities (securities of issuers based in countries with developing economies) and may invest in ETFs and other investment companies. The International Fund may also invest in fixed-income securities of foreign governments and companies and in currency forward agreements and spot transactions to facilitate settlement of multi-currency investments. The International Fund may also invest in securities of companies that are organized in the United States, but primarily operate outside of the United States and derive a significant portion of their revenues outside of the United States.
A portion of the International Fund will be invested in derivatives, including swap agreements, and fixed income securities.
Currently, Wilshire has retained WCM, Los Angeles Capital, Pzena, Lazard, and Voya to manage the International Fund. Wilshire manages the portion of the International Fund that is invested in swap agreements. The basic philosophy of each subadviser is described below.
Wilshire Income Opportunities Fund
The Income Fund’s primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.
Currently, Wilshire has retrained DoubleLine, Manulife, and Voya to manage the Income Fund. The basic philosophy of each subadviser is described below.
Subadviser Investment Strategies
Alger Management
Alger Management serves as a subadviser to a portion of the Large Company Growth Portfolio. Alger Management’s investments in equity securities are primarily in common or preferred stocks, but its equity investments also may include securities convertible into or exchangeable for equity securities (including warrants and rights) and depositary receipts. Alger Management invests primarily in companies whose securities are traded on U.S. or foreign exchanges or in the over-the-counter market.
In managing its portion of the Portfolio, Alger Management invests primarily in “growth” stocks. Alger Management believes that these companies tend to fall into one of two categories:
High Unit Volume Growth: Vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or simply fulfilling an increased demand for an existing product line.
Positive Life Cycle Change: Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.
Alger Management’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the portion of the Portfolio managed by Alger Management may engage in active trading of portfolio securities. If the portion of the Portfolio managed by Alger Management does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.
Alger Management intends to invest a substantial portion of its portion of the Portfolio’s assets in a small number of issuers, and may focus its portion of the Portfolio in fewer business sectors or industries. Generally, the portion of the Portfolio managed by Alger Management will own approximately 50 holdings. Holdings may occasionally exceed this number for a variety of reasons. Alger Management’s portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the portion of the Portfolio managed by Alger Management may engage in active trading of portfolio securities.

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AllianceBernstein
AllianceBernstein serves as a subadviser to a portion of the Large Company Growth Portfolio. In managing its portion of the Portfolio, AllianceBernstein stresses fundamental, bottom-up security analysis in identifying highly profitable businesses with the opportunity to reinvest profitably for long-term, non-cyclical growth that are priced at valuations that do not adequately reflect their long-term growth potential. AllianceBernstein conducts in-depth research to identify companies whose long-term fundamental performance is likely to persist in terms of both magnitude and duration.
Diamond Hill
Diamond Hill serves as a subadviser to a portion of the Small Company Value Portfolio. Diamond Hill focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, Diamond Hill concentrates on the fundamental economic drivers of the business. The primary focus is on a “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. Diamond Hill also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If Diamond Hill’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities for the portion of the Portfolio it manages, Diamond Hill is not constrained by the sector or industry weights in the benchmark. Diamond Hill relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where Diamond Hill has the highest level of conviction. Once a stock is selected, Diamond Hill continues to monitor the company’s strategies, financial performance and competitive environment. Diamond Hill may sell a security as it reaches Diamond Hill’s estimate of the company’s value; if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating or if it identifies a stock that it believes offers a better investment opportunity.
DoubleLine
DoubleLine serves as a subadviser to a portion of the Income Fund. In managing its portion of the Income Fund, DoubleLine uses various investment strategies to invest in fixed income instruments that DoubleLine believes offer the potential for current income, capital appreciation, or both. DoubleLine expects to allocate its portion of the Income Fund’s assets in response to changing market, financial, economic, and political factors and events that the portfolio manager believes may affect the values of the Income Fund’s investments. DoubleLine seeks to manage its portion of the Income Fund’s duration based on DoubleLine’s view of, among other things, future interest rates and market conditions. There are no limits on the duration of the Income Fund’s portfolio. DoubleLine retains broad discretion to modify its portion of the Income Fund’s duration within a wide range.
Hotchkis & Wiley
Hotchkis & Wiley serves as a subadviser to a portion of the Large Company Value Portfolio and Small Company Value Portfolio. Hotchkis & Wiley seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, “bottom-up” investment process based on a proprietary model that is augmented with internally-generated fundamental research. Hotchkis & Wiley seeks broad diversified exposure to these investment opportunities by holding approximately 50 to 80 portfolio securities in the Large Company Value Portfolio and 300 to 400 portfolio securities in the Small Company Value Portfolio. With the exception of diversification guidelines, Hotchkis & Wiley does not employ pre-determined rules for sales; rather, Hotchkis & Wiley evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.
Lazard
Lazard serves as a subadviser to a portion of the International Fund. In managing its portion of the International Fund, Lazard selects securities ranked according to four independent proprietary measures: growth, value, sentiment and quality. Growth potential is measured by looking at the consistency of earnings and sales over the past few years and then by leveraging this data, along with margins, research and development, capital expenditures, cash flow growth and other reported financial metrics to project future growth potential. Valuation is derived by comparing relative book value, cash flow and earnings across companies normalized by industry and region. Sentiment is gauged by looking at relative idiosyncratic price strength, changes in sell-side analysts’ earnings projections and the street’s enthusiasm for the stock. Quality is measured by the strength of a company’s earnings and its ability to grow its earnings organically. Risks are controlled relative to the strategy’s benchmark using a proprietary approach which measures multiple contributors, including beta, capitalization, geographic and sector exposure, style, position size, and company events. Security weights are determined by a combination of a stock’s attractiveness and the risk impact to the International Fund’s portfolio.
The Lazard strategy seeks to outperform the MSCI All Country World Index ex US Small Cap Index. Lazard relies on a core, bottom-up approach. Stocks are selected for Lazard’s portion of the portfolio from an investment universe of approximately 7,000 developed and emerging-market stocks using an active, quantitatively based investment process that evaluates each company on a daily basis relative to global peers. Each company in the investable universe is measured daily in terms of its growth potential, valuation, market
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sentiment and financial quality. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country and beta.
Lord Abbett
Lord Abbett serves as a subadviser to a portion of the Small Company Growth Portfolio. Lord Abbett uses fundamental analysis to look for micro-cap companies that Lord Abbett believes have the potential for more rapid growth than the overall economy. Lord Abbett seeks to identify micro-cap companies that generally exhibit faster-than-average gains in earnings and that the portfolio management team expects to continue profit growth at a high level. Lord Abbett evaluates companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management. The investment team may also consider the risks and return potential presented by environmental, social, and governance factors in investment decisions. Lord Abbett may engage in active and frequent trading of its portfolio securities. Lord Abbett may sell a security when the portfolio management team believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, no longer meets its investment criteria, to increase cash, or to satisfy redemption requests, among other reasons. In considering whether to sell a security, Lord Abbett may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the portfolio management’s team valuation target for the security.
Los Angeles Capital
Los Angeles Capital serves as a subadviser to a portion of each of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and the International Fund and serves as subadviser for all of the assets of the Index Fund. With respect to each of the Style Portfolios and the International Fund, Los Angeles Capital uses its Dynamic Alpha Stock Selection Model®, a proprietary model, which seeks to generate incremental returns above a Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark.
Los Angeles Capital builds portfolios that maximize return subject to an acceptable level of risk relative to the respective benchmarks. Expected returns for a security are generated regularly. Los Angeles Capital develops a trade list of individual securities that will seek to improve the Portfolio’s return/risk profile relative to the current portfolio. A portfolio is rebalanced to reflect changes in investor preferences as measured by Los Angeles Capital’s factor forecasts. If a security no longer has the risk characteristics Los Angeles Capital believes investors are favoring, Los Angeles Capital will see a need to sell a stock in these Portfolios. As economic conditions change and investor risk preferences evolve, Los Angeles Capital’s forecasts for these and other factors will change accordingly.
Los Angeles Capital does not set price targets. Los Angeles Capital’s Dynamic Alpha Stock Selection Model® is the basis of security valuation and selection. Los Angeles Capital may limit or modify a portfolio’s holdings based upon a perceived risk or concern regarding a particular company’s investment merits. Los Angeles Capital’s portfolios are typically fully invested with minimal cash holdings.
Los Angeles Capital manages the Index Fund using a passive investment approach for portfolio construction. Los Angeles Capital uses sector weighting and portfolio characteristic profiling to keep the Index Fund within acceptable parameter ranges relative to the benchmark.
Over time, Los Angeles Capital expects the correlation between the performance of the Index and the performance of the Index Fund to be over 90% before the deduction of Index Fund expenses. A 100% correlation would indicate that the Index Fund’s performance exactly matches the performance of the Index. The Index Fund’s ability to track the Index’s performance will be affected by factors such as the Index Fund’s expenses, changes in stocks represented in the Index and the timing and amount of sales and redemptions of Index Fund shares.
Manulife
Manulife serves as a subadviser to a portion of the Income Fund. In managing its portion of the Income Fund, Manulife invests in a diversified portfolio of government, corporate and securitized debt securities and other instruments issued in developed and emerging market countries, which may be denominated in US dollars or other foreign currencies. Although Manulife may invest in non-investment grade rated debt instruments, including those in default (commonly referred to as “junk” bonds or securities), it generally intends to keep its average credit quality in the investment-grade range. Manulife allocates assets among the types of instruments noted above based on analysis of global economic factors, such as fiscal and monetary policies, projected international interest-rate movements, market volatility, political environments and currency trends. In abnormal circumstances, Manulife may invest up to 100% of its portion of the Income Fund in assets in any one type of instrument. Within each type of security, Manulife looks for investments that are appropriate in terms of yield, credit quality, structure and liquidity. Relative yield analysis and risk/reward ratios are the primary considerations in selecting securities. Manulife may invest in derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities. Manulife may also invest its portion of the Income Fund’s portfolio significantly in currency spots, forwards and options, and interest-rate futures and options for both hedging and non-hedging purposes, including for purposes of enhancing returns. In addition, Manulife may invest in domestic or foreign common stocks.
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MFS
MFS serves as a subadviser to a portion of the Large Company Value Portfolio. In managing its portion of the Portfolio, MFS assesses the intrinsic valuation of issuers by considering the full context of how a company's cash flows are generated. MFS focuses on companies it believes have conservative balances sheets, sustainable competitive advantages, high returns on capital, and/or the ability to weather economic downturns, among other factors. Many of the factors considered by MFS in assessing issuers are qualitative in nature and require subjective judgment and interpretation. Consistent with the Portfolio’s investment strategy, MFS may invest its portion of the Portfolio in securities of companies of any size. MFS may invest its portion of the Portfolio in foreign securities. MFS normally invests its portion of the Portfolio across different industries and sectors, but MFS may invest a significant percentage of its portion of the Portfolio in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for its portion of the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
Pzena
Pzena serves as a subadviser to a portion of the International Fund. Pzena has a “classic” value investment philosophy; it seeks to buy very good businesses at very low prices. Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena believes that a concentrated portfolio focused exclusively on companies such as these will generate meaningful returns for long-term investors.
Pzena generally sells a security when Pzena believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer. In this way, Pzena attempts to avoid “emotional” input and to focus on the pure valuation level of each company.
Ranger
Ranger serves as a subadviser to a portion of the Small Company Growth Portfolio. Ranger’s investment team seeks to uncover quality growth-oriented companies by implementing a bottom-up, fundamental research driven security selection process. The investment team’s focus is to identify U.S. exchange traded equity securities of primarily micro, small and/or mid-capitalization companies characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and strong free cash flow generation. In addition to quantitative analysis, the investment team considers qualitative issues such as, quality of the management team, accounting practices, governance, and the company's competitive advantage. Following the analysis of these quantitative and qualitative characteristics, the investment team then determines whether a company it believes is undervalued and has sufficient upside to the stock price to warrant an investment.
Ranger’s investment team conducts a significant percentage of its research internally. The investment team performs independent fundamental research on potential portfolio companies and their underlying securities prior to making investment decisions. As part of the bottom-up fundamental research process, investment team members consider a variety of sources of information, all publicly available. This includes information produced by publicly traded companies such as audited financial statements and other financial reports. The investment team also considers information obtained through its industry contacts, Wall Street firms, financial news feeds, third party research companies and other publicly available sources. Discussions with company management are also an important source of information.
Ranger integrates environmental, social and governance (“ESG”) factors into the investment process. Ranger’s approach to ESG is non-concessionary, meaning that performance is not actively sacrificed over any ESG criteria, but that ESG criteria are considered as an integral part of the investment and risk mitigation process. Ranger evaluates a company’s ESG strengths and weaknesses based on its internal research process, public company documents, websites, SEC filings, third-party research, and conversations with management. Ranger seeks to identify financially material ESG risks and/or opportunities for a company and the potential for financial impacts. Ranger’s ESG analysis is subjective and ESG factors are not determinative in Ranger’s investment process. The investment team may conclude that other attributes of a company outweigh ESG factors when making investment decisions.
The investment team takes a comprehensive and collaborative approach to risk management. This approach starts with security selection and analysis. The research process includes a deep fundamental analysis of each company’s financial profile, growth prospects, and current valuation. It also includes a comprehensive analysis of each company's management team, business model, and competitive landscape. Once a company is purchased, the investment team considers several factors to ensure that each company
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continues to warrant continued inclusion in the portfolio. The investment team will regularly review each company’s investment thesis, checking for changes in the competitive landscape or diminished growth opportunities. The investment team watches for significant changes, such as transformational acquisitions or management changes, which may signal operational challenges. The Firm’s investment team also takes a competitive approach to capital allocation within the portfolio, ensuring the best ideas receive capital, weaker positions are exited, and stocks trading at less compelling valuations are trimmed or sold. We believe this comprehensive risk mitigation approach helps optimize portfolio construction and improves overall portfolio quality.
Voya
Voya serves as a subadviser to the Large Company Growth Portfolio, the Large Company Value Portfolio, the International Fund and Income Fund. In managing its portion of Large Company Growth Portfolio, the Large Company Value Portfolio and the International Fund, Voya focuses on managing a broad array of fixed income investment opportunities, including but not limited to U.S. government securities, securities of foreign governments, and supranational organizations; bank loans; notes that can invest in securities with any credit rating; mortgage-backed, asset-backed debt securities and other structured credit securities, commercial paper and debt securities of foreign issuers, including emerging market countries. In addition, Voya may also invest in its affiliated registered investment companies. Voya may also invest in derivatives, including options, futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and currency forwards, as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns and/or assist in managing cash.
In managing its portion of the Income Fund, Voya focuses on managing below investment grade debt instruments and structured credit securities held by the Income Fund.
With respect to each Portfolio, Voya believes that a disciplined investment process with macro-theme analysis built into every step will capture market changes and guide it to unrecognized value opportunities. The investment process includes a balanced emphasis on quantitative and qualitative inputs that foster strong checks and balances and validation for its investment themes. Top down macro themes shape Voya’s overall strategy and also provide the context for bottom up security selection. Proprietary risk management tools and processes help to monitor portfolio risk exposures. Voya’s management of each Portfolio relies on sector allocation, security selection, and curve positioning. Voya may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.
WCM
WCM serves as a subadviser to a portion of the International Fund. In investing its portion of the International Fund’s assets, WCM establishes portfolio guidelines for sector and industry emphasis by analyzing major trends in the global economy to identify those economic sectors and industries that are most likely to benefit. WCM’s international equity strategy employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a strong probability for superior future growth. WCM analyzes trends in areas including demographics, global commerce, outsourcing, the growing global middle class and the proliferation of technology. WCM then develops a portfolio strategy that best capitalizes on the expected growth. In constructing its portion of the International Fund’s portfolio, WCM seeks non-US domiciled quality businesses with superior growth prospects, high returns on invested capital and low or no debt. WCM also requires each company to maintain a durable competitive advantage and strongly considers qualitative elements such as corporate culture and the strength, quality and trustworthiness of management. WCM is sensitive to valuation and seeks to avoid companies with limited or spotty histories. In selecting equity investments for the International Fund, WCM typically plans to hold positions for three to five years.
WCM may sell all or a portion of its portion of the International Fund’s portfolio holdings when, in its opinion, one or more of the following occurs, among other reasons: (1) fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) WCM identifies a more attractive security; or (4) the International Fund experiences redemptions of shares.
Additional Investment Strategies and Risks
The following provides additional information on various types of instruments in which the Portfolios may invest and their associated risks. The risks and strategies described below apply to all Portfolios unless otherwise noted. For a more detailed description of the various types of instruments in which the Portfolios may invest and the associated risks, please see the section entitled “Description of Securities and Risks” in the Statement of Additional Information (“SAI”).
Active Management Risk (All Portfolios except Index Fund). Certain Portfolios are subject to active management risk, the risk that the investment techniques and risk analyses applied by the portfolio managers of the Portfolios will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the portfolio managers in connection with managing the Portfolio. Active trading that can accompany active management will increase the expenses of a Portfolio because of brokerage charges, spreads or mark-up charges, which may lower a Portfolio’s performance. Active trading could raise transaction costs, thereby lowering a Portfolio’s returns, and could result in the Portfolio recognizing greater amounts of income and capital gains, which the Portfolio must distribute to shareholders to maintain its status as a regulated investment company for federal income tax purposes. There is no guarantee that the investment objective of a Portfolio will be achieved.
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Affiliated Funds and Other Significant Investors Risk. A significant portion of each Portfolio’s shares are or may be held by a limited number of shareholders or their affiliates. As a result, the Portfolios may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.
Asset Allocation Risk (All Portfolios except Index Fund). Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.
Asset-Backed and Mortgage Backed Securities Risk (Large Company Growth Portfolio, Large Company Value Portfolio, Income Fund and International Fund). Investors in asset-backed securities (“ABS”), including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making it difficult to purchase or sell within a reasonable time at a fair price, or the price at which it has been valued for purposes of a Portfolio’s NAV.
Some residential mortgage-backed securities (“RMBS”) are guaranteed or supported by U.S. government agencies or by government sponsored enterprises but there is no assurance that such guarantee or support will remain in place. Non-agency RMBS are not guaranteed or supported by these government agencies or government sponsored enterprises and, thus, are subject to heightened credit risk and liquidity and valuation risk. A rising interest rate environment can cause the prices of RMBS to be increasingly volatile, which may adversely affect A Portfolio’s holdings of RMBS.
Commercial mortgage backed securities (“CMBS”) may not be guaranteed or supported by U.S. government agencies or by government sponsored enterprises. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Collateralized Loan Obligations (CLO) and Collateralized Debt Obligations (CDO) Risk (Large Company Growth Portfolio, Large Company Value Portfolio, Income Fund and International Fund). A CLO is an ABS whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly, as well as other risks, including interest rate risk, credit and liquidity and valuation risks, and the risk of default. CLOs issue classes or “tranches” that vary in risk and yield. A Portfolio may invest across each tranche in a CLO including the mezzanine and equity tranches. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. A Portfolio’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Portfolio invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.
CDOs are structured similarly to CLOs but are backed by pools of assets that are securities rather than only loans, typically including bonds, other structured finance securities (including other ABS and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Portfolio. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Portfolio may invest. CDOs collateralized by pools of ABS carry the same risks as investments in ABS directly, including losses with respect to the collateral underlying those ABS. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
Counterparty Risk (Large Company Growth Portfolio, Large Company Value Portfolio, Income Fund and International Fund). Certain Portfolios may invest in financial instruments and OTC-traded derivatives involving counterparties for gaining exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge another position in the Portfolio. Through these investments, the Portfolio is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Portfolio, the Portfolio may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Portfolio will decrease. The Portfolio bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting counterparties.
Credit Risk (Large Company Growth Portfolio, Large Company Value Portfolio, Income Fund and International Fund). Certain Portfolios could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives transaction or other transaction is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the
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credit of a security held by a Portfolio may decrease the security’s market value. Securities and derivatives contracts are subject to varying degrees of credit risk, which are often, but not always, reflected in credit ratings.
Derivatives Risk (Large Company Growth Portfolio, Large Company Value Portfolio, Income Fund and International Fund). Certain Portfolios may invest a percentage of its assets in derivatives, such as swaps, futures contracts and options contracts and currency transactions, as described in each Portfolio’s registration statement, to pursue its investment objective and to create economic leverage in the Portfolio, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of a Portfolio’s investments, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose a Portfolio to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Portfolio’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose a Portfolio to the performance of securities that the Portfolio does not own. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if an adviser or sub-adviser of a Portfolio is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Portfolio to be subject to additional regulations, which may generate additional Portfolio expenses. These practices also entail transactional expenses and may cause a Portfolio to realize higher amounts of short-term capital gains than if the Portfolio had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose a Portfolio to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which a Portfolio invests.
Certain of the derivatives in which a Portfolio invests are traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of a Portfolio and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result, and similar to other privately negotiated contracts, a Portfolio is subject to counterparty credit risk with respect to such derivative contracts.
Swap Agreements. Swap agreements are contracts between the Portfolio and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact that they could be considered illiquid and many trades trade on the OTC market. The use of swap agreements may require asset segregation. Certain standardized swaps are subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as a bond issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. Certain credit default swaps have been designated for mandatory central clearing. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps are subject to credit risk on the underlying investment. Credit default swaps also are subject to the risk that a Portfolio will not assess properly the cost of the underlying investment. If a Portfolio is selling credit protection, it bears the risk that a credit event will occur, requiring the Portfolio to pay the counterparty the set value of the defaulted bonds. If a Portfolio is buying credit protection, there is the risk that no credit event will occur, and the Portfolio will receive no benefit for the premium paid.
Options. Options or options on futures contracts give the holder of the option the right to buy or to sell a position in a security or in a contract to the writer of the option, at a certain, predetermined price. There may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. Because the value of an option declines as the expiration date approaches, a Portfolio risks losing all or part of its investment in the option. The successful use of options depends on an adviser or subadviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by a Portfolio, thus limiting the ability to implement the Portfolio’s strategy. Options may also be less liquid than other investments.
Emerging Markets Risk (Small Company Growth Portfolio, International Fund and Income Fund). Certain Portfolios may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) lack of access to reliable capital and market manipulation; (iv) certain national policies which may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) lower levels of government regulation and less extensive accounting, financial and other reporting requirements;
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and (viii) high rates of inflation for prolonged periods. Sovereign debt of emerging countries may be in default or present a greater risk of default.
ESG Risk. Certain ESG factors may be considered by a Portfolio’s Subadviser(s) in making investment decisions for a Portfolio. For these Portfolios, ESG factors are only one of many considerations a Subadviser may evaluate and are not a primary focus of the Portfolio. ESG factors, either quantitative or qualitative, may be utilized by a Subadviser as a component of its investment process to implement the Portfolio’s investment strategy. ESG considerations may affect a Portfolio’s exposure to certain issuers, industries, sectors, and factors that may impact the performance of a Portfolio. A Subadviser’s consideration of ESG factors may also impact a Portfolio’s performance relative to similar funds that do not consider ESG factors. Because ESG factors may be used as one part of an overall investment process, a Subadviser may still invest in securities of issuers that are not considered ESG-focused or that may be viewed as having a high ESG risk profile. Investors can differ in their views of what constitutes positive or negative ESG factors. As a result, a Portfolio may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG factors are expected to evolve over time and one or more factors may not be relevant or material with respect to all issuers that are eligible for investment. In considering ESG factors, a Subadviser may rely on proprietary research as well as third-party research, and such research may be incorrect, based on incomplete or inaccurate information, not sufficiently available, or subjective in nature, and thus could negatively affect a Portfolio’s performance.
Equity Securities Risk. Certain Portfolios may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting a particular company or industry or the securities markets generally. Common stocks generally represent the riskiest investment in a company. Because certain types of equity securities, such as common stocks, are generally subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders. If the prices of the equity securities held by a Portfolio fall, the Portfolio’s NAV may be adversely affected. A Portfolio may lose a substantial part, or even all, of its investment in a company’s stock. A Portfolio’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Portfolio, particularly if the Portfolio has a small asset base. There is no guarantee that as a Portfolio’s assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Portfolio’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Exchange-Traded Funds Risk (Large Company Growth Portfolio, Large Company Value Portfolio, Income Fund and International Fund). Certain Portfolios may invest in exchange-traded funds (ETFs). ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, because ETFs trade on an exchange, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETF shares thus may trade at a premium or discount to their NAV. Moreover, a passively managed ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Like an actively managed mutual fund, actively managed ETFs are subject to the risk that analyses applied by the manager of the ETF will not produce the desired results and that the investment objective of the ETF will not be achieved.
Fixed-Income Securities Risk (Large Company Growth Portfolio, Large Company Value Portfolio, Income Fund and International Fund). Certain Portfolios invest in fixed-income securities, which are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government. A Portfolio may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, a Portfolio that invests in fixed-income securities is subject to the risk that interest rates may exhibit increased volatility, which could cause a Portfolio’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting a Portfolio’s returns.
Foreign Securities Risk (Small Company Growth Portfolio, International Fund and Income Fund). Foreign securities (including American depository receipts (ADRs) and global depository receipts (GDRs)) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there may be less publicly
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available information about foreign companies and less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Political and economic developments may adversely impact the value of foreign securities. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.
Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, foreign interest rates, exchange control regulations (including currency blockage), tariffs and trade, expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the market prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the entire investment in a foreign security could be lost. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that a Portfolio invests a significant amount of assets in companies located in one country or geographic region, in which case the Portfolio may be more exposed to regional economic risks, and to the extent that a Portfolio invests in securities of issuers in emerging markets. Investments in U.S. dollar-denominated securities of foreign issuers are also subject to many of the risks described above regarding securities of foreign issuers denominated in foreign currencies.
Forward Foreign Currency Exchange Contracts Risk (International Fund and Income Fund). There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of a Portfolio. A Portfolio will bear the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.
High-Yield and Unrated Securities Risk (International Fund and Income Fund). High-yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” Generally, high-yield debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by a Portfolio’s adviser or subadviser to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on an adviser or subadviser’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds. Lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Portfolio’s ability to sell particular securities. In addition, a Portfolio that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings.
Index Tracking Risk (Index Fund). There is a risk that the Index Fund’s performance may not exactly match the performance of the Index. The Index Fund does not hold every stock contained in the Index and the performance of the stocks held in the Index Fund may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Fund incurs management fees, 12b-1 fees (for Investment Class Shares only), administrative expenses and transaction costs in trading stocks.
Large-Cap Company Risk (Large Company Growth Portfolio and Large Company Value Portfolio). Investments in larger, more established companies may involve certain risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.
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Leverage Risk (Large Company Growth Portfolio, Large Company Value Portfolio, Income Fund and International Fund). The use of derivatives, repurchase agreements, reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings (typically lines of credit) may create leveraging risk. For example, because of the low margin deposit required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in an underlying reference instrument may result in an immediate and substantial impact on a fund’s NAV. Leveraging may cause a Portfolio’s performance to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, a Portfolio must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk, including, but not limited to, futures, certain options, swaps and reverse repurchase agreements. Applicable law limits a fund from borrowing in an amount greater than 33 ⅓% of its assets.
Market Risk. The Portfolios may incur losses due to declines in the value of one or more securities in which it invests. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, including conditions affecting the general economy; political, social, or economic instability at the local, regional or global level; tariffs and trade disputes; geopolitical and armed conflicts, including current conflicts in Europe and in the Middle East; and currency and interest rate fluctuations. U.S. and other economies are vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact the country’s economy and could affect the economies of its trading partners. There is also the possibility that the price of a security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector, or the entire market.
Multi-Managed Fund Risk (All Portfolios except Index Fund). The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.
Other Investment Companies Risk (Large Company Growth Portfolio, Large Company Value Portfolio, Index Fund, Income Fund and International Fund). Investing in other investment vehicles, including registered investment companies managed by a subadviser or an affiliate of a subadviser, unaffiliated registered investment companies, ETFs, and closed-end funds, subjects a Portfolio to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. To the extent a Portfolio invests in other investment companies or vehicles, A Portfolio and its shareholders will incur its pro rata share of the underlying investment companies’ or vehicles’ expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, a Portfolio will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. In addition, an underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. On the other hand, the underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Portfolio would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest or the underlying investment which may be managed by a subadviser or its affiliate.
Portfolio Turnover Risk (Large Company Growth Portfolio and Small Company Growth Portfolio). As a result of its active trading strategy, the Portfolio may incur higher levels of brokerage fees and commissions, which could reduce performance. High portfolio turnover also may generate net short-term capital gains distributions, which could also cause higher levels of current tax liability to shareholders in a Portfolio.
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Preferred Securities Risk (Income Fund). Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding, or other government action.
Small-Cap Company Risk (Small Company Growth Portfolio, Small Company Value Portfolio and International Fund). Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. These companies may be in the developmental stage or may be older companies undergoing significant changes. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger more established companies. As a result, the prices of small-cap companies may rise and fall more sharply than larger capitalized companies. When a Portfolio takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in investment losses that would affect the value of your investment in the Portfolio.
Sector Risk. If a Portfolio invests significantly in one or more sectors, market and economic factors affecting those sectors will have a significant effect on the value of the Portfolio’s investments in that sector, which can increase the volatility of the Portfolio’s performance.
Financials Sector (Large Company Value Portfolio and Small Company Value Portfolio). The Portfolio will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefiting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Health Care Sector (Small Company Growth Portfolio). The profitability of companies in the health care sector may be affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly and may be ultimately unsuccessful. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence.
Information Technology Sector (Large Company Growth Portfolio, Small Company Growth Portfolio and Index Fund). Certain Portfolios will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Industrials Sector (Small Company Growth Portfolio). The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies.
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Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Style Risk (All Style Portfolios). The style risk is the risk that a Portfolio’s growth or value styles will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, growth stocks over value stocks, or vice versa.
U.S. Government Securities Risk (Large Company Growth Portfolio, Large Company Value Portfolio, Income Fund and International Fund). Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (1) the full faith and credit of the United States; (2) the ability of the issuer to borrow from the U.S. Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., MBS); or (5) the United States in some other way. In some cases, there may even be the risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations. Further, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities and, as a result, the value of such securities will fluctuate and are subject to investment risks.
Additional principal risk and strategies relating to each Portfolio are set forth below:
Cyber Security Risks. The Adviser to the Portfolios and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolios to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of a Portfolio’s NAV or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Regulatory and Legal Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by a Portfolio, the strategies used by a fund or the level of regulation or taxation applying to a fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of a Portfolio or taxation of shareholders.
Securities Lending Risk. A Portfolio may lend its investment securities in an amount of up to 33 ⅓% of its total assets to approved institutional borrowers who need to borrow securities to complete certain transactions. Any loss in the market price of securities loaned by a Portfolio that occurs during the term of the loan would be borne by the Portfolio and would affect the Portfolio’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios’ Board will make arrangements to vote or consent with respect to a material event affecting a Portfolio’s securities on loan.
Temporary Investments Risk. From time to time, in attempting to respond to adverse market, economic, political or other conditions, a Portfolio may take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies and invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high-quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy, a Portfolio may not achieve its investment objective.
Disclosure of Portfolio Holdings
A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Portfolios’ Statement of Additional Information (“SAI”). The Portfolios’ complete portfolio holdings data will be made available monthly on the Adviser’s website at http://wilshire.com, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the SEC.
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MANAGEMENT OF THE PORTFOLIOS
Investment Adviser
Wilshire is the investment adviser for the Portfolios. Wilshire, formed in 1972, is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. As of December 31, 2025, Wilshire’s total assets under advisement were $134 billion. Wilshire also provides investment technology products and investment consulting services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee is currently comprised of Josh Emanuel, Nathan Palmer, Anthony Wicklund, Chad Wubbena, David Johnson, Joanna Bewick, William Beck, Robert Noe, Ryan Lennie, Steve Foresti, and Suehyun Kim. Josh Emanuel is chairman of the investment committee.
For the services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee based on each Portfolio’s average daily net assets, computed daily and payable monthly, at the following annual rates:

Portfolio	Rate on the First $1 Billion of Portfolio Assets	Rate on Portfolio Assets in Excess of $1 Billion
Large Company Growth Portfolio	0.75%	0.65%
Large Company Value Portfolio	0.75%	0.65%
Small Company Growth Portfolio	0.85%	0.75%
Small Company Value Portfolio	0.85%	0.75%
Index Fund	0.10%	0.07%
International Fund	1.00%	0.90%
Income Fund	0.60%	0.60%
A discussion regarding the basis for the Board’s approval of the Agreement is available in the Company’s Form N-CSR dated December 31, 2025.
The Portfolios paid Wilshire the advisory fees shown below during 2025.

Portfolio	Management Fee Paid as a % of average daily net assets of the Portfolio
Large Company Growth Portfolio(1)	0.74%
Large Company Value Portfolio(2)	0.72%
Small Company Growth Portfolio(3)	0.19%
Small Company Value Portfolio(4)	0.18%
Index Fund	0.10%
International Fund(5)	0.84%
Income Fund(6)	0.45%

(1)The Adviser waived 0.01% of its management fee for the Large Company Growth Portfolio pursuant to a contractual agreement to limit expenses during the 2025 fiscal year.
(2)The Adviser waived 0.03% of its management fee for the Large Company Value Portfolio pursuant to a contractual agreement to limit expenses during the 2025 fiscal year.
(3)The Adviser waived 0.66% of its management fee for the Small Company Growth Portfolio pursuant to a contractual agreement to limit expenses during the 2025 fiscal year.
(4)The Adviser waived 0.67% of its management fee for the Small Company Value Portfolio pursuant to a contractual agreement to limit expenses during the 2025 fiscal year.
(5)The Adviser waived 0.16% of its management fee for the International Fund pursuant to a contractual agreement to limit expenses during the 2025 fiscal year.
(6)The Adviser waived 0.15% of its management fee for the Income Fund pursuant to a contractual agreement to limit expenses during the 2025 fiscal year.
Effective May 1, 2026, Wilshire entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Large Company Growth Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees and shareholder servicing fees, and extraordinary expenses) to 0.92% and 0.94% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
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Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Large Company Value Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees and shareholder servicing fees, and extraordinary expenses) to 0.98% and 0.95% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Small Company Growth Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees and shareholder servicing fees, and extraordinary expenses) to 1.03% and 0.96% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Small Company Value Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees and shareholder servicing fees, and extraordinary expenses) to 0.99% and 0.98% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the International Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees and shareholder servicing fees, and extraordinary expenses) to 1.09% and 1.20% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee or reimburse expenses to limit expenses of the Income Fund (excluding taxes, brokerage expenses, dividend expenses on short securities,, Rule 12b-1 distribution fee and shareholder servicing fee, acquired fund fees and expenses, Rule 12b-1 distribution fees and shareholder servicing fees, and extraordinary expenses) to 0.77% and 0.85% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
These agreements to limit expenses continue through at least April 30, 2027 or upon the termination of the Advisory Agreement. To the extent that a Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived or expenses reimbursed within three years from the date on which Wilshire waived its investment advisory fees or reimbursed expenses, if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver or expense reimbursement.
For the year ended December 31, 2025, the Adviser waived fees, reimbursed expenses, or recouped previously waived fees/reimbursed expenses of the Portfolios as follows:

Portfolio	Fees Waived/ Expenses Reimbursed	Fees/Expenses Recouped
Large Company Growth Portfolio	$18,098	—
Large Company Value Portfolio	$53,053	—
Small Company Growth Portfolio	$149,467	—
Small Company Value Portfolio	$151,528	—
International Fund	$348,702	—
Income Fund	$279,585	—
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At December 31, 2025, the amounts of fee waivers and expense reimbursements subject to recoupment by the Adviser are listed below with the applicable expiration date for these amounts.

Portfolio	Amounts Subject to Recoupment	Expiration Date (January 1 - December 31)
Large Company Growth Portfolio	$18,098	2028
	$18,600	2027
	$37,477	2026
Large Company Value Portfolio	$53,053	2028
	$53,613	2027
	$78,058	2026
Small Company Growth Portfolio	$149,467	2028
	$140,401	2027
	$134,112	2026
Small Company Value Portfolio	$151,528	2028
	$155,323	2027
	$159,538	2026
International Fund	$348,702	2028
	$324,061	2027
	$381,711	2026
Income Fund	$279,585	2028
	$259,670	2027
	$307,680	2026
Wilshire may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) which make the Portfolios available on their omnibus platforms a “servicing fee” and other non-cash compensation for performing certain administrative service functions for shareholders. These payments and compensation are in addition to fees paid by the Portfolios. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client Portfolio shares.
Wilshire may pay additional compensation, out of profits derived from its management fee and not as an additional charge to the Portfolio, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and Portfolio shares (“revenue sharing”). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Portfolio, any record keeping or sub-transfer agency fees payable by the Portfolio, or other fees described in the fee table or elsewhere in the prospectus or statement of additional information. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or Portfolio offering list or other marketing programs, including, but not limited to, inclusion of the Portfolio on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Wilshire access to the financial institution’s sales force; granting Wilshire access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of the Portfolio attributable to the financial institution, or other factors as agreed to by Wilshire and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Wilshire from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Portfolio available to its customers and may allow the Portfolios greater access to the financial institution’s customers.
Additional Information
The Portfolios enter into contractual arrangements with various parties who provide services to the Portfolios, including, among others, the Portfolio’s investment adviser. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning each Portfolio that you should consider in determining whether to purchase shares of the Portfolio. The Portfolios may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
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Investment Subadvisers
The SEC has issued an order (the “Order”) to Wilshire and the Company, exempting them from the Investment Company Act of 1940, as amended (the “1940 Act”) requirement to submit to shareholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or portions of the Portfolios, subject to the Board’s approval. Wilshire is responsible for, among other things, setting each Portfolio’s investment strategy and structure, identifying subadvisers, ongoing monitoring and evaluation of subadvisers, implementing procedures to ensure that subadvisers comply with each Portfolio’s investment objectives, policies, guidelines and restrictions, terminating subadvisers (subject to the Board’s approval) and reallocating assets among subadvisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new subadvisers or any material amendments to subadvisory agreements, within 90 days of either occurrence.
A discussion regarding the basis for the Board’s approval of each subadvisory agreement is available in the Company’s Form N-CSR dated December 31, 2025. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares.
Alger Management
Wilshire has entered into a subadvisory agreement with Alger Management, dated January 8, 2021, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Alger Management is located at 100 Pearl Street, 27th Floor, New York, New York 10004. Alger Management has been an investment adviser since 1964. Alger Management is indirectly owned by Alger Associates, Inc. (“Alger Associates”), a financial services holding company. Alger Associates and, indirectly, Alger Management, are controlled by Hilary M. Alger, Nicole D. Alger, and Alexandra D. Alger, who own in the aggregate in excess of 99% of the voting rights of Alger Associates. As of December 31, 2025, Alger Management managed approximately $33.7 billion in assets under management. Alger Management’s investment team for its portion of the Portfolio consists of Ankur Crawford, Ph.D. and Patrick Kelly, CFA.
Dr. Crawford has been employed by Alger Management since 2004. She became a portfolio manager and a Senior Vice President in 2010 and an Executive Vice President in 2019. She served as a Vice President and an Analyst for Alger Management from 2007 to 2010, and a Senior Analyst for Alger Management from 2010 to 2016.
Mr. Kelly has been employed by Alger Management since 1999. He became a portfolio manager in 2004, an Executive Vice President in 2008, and the Head of Alger Capital Appreciation and Spectra Strategies in 2015.
AllianceBernstein
Wilshire has entered into a subadvisory agreement with AllianceBernstein, dated December 1, 2021, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board. AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein, an indirect majority-owned subsidiary of Equitable Holdings, Inc., has managed retirement assets for public and private employee benefit plans, public employee retirement funds, investment companies, foundations, endowments, banks, and insurance companies worldwide. As of December 31, 2025, AllianceBernstein managed approximately $866.9 billion in assets under management. AllianceBernstein’s investment team consists of John H. Fogarty, CFA and Vinay Thapar, CFA.
John H. Fogarty, CFA, has been employed by AllianceBernstein since 2006. Mr. Fogarty is a Senior Vice President and Portfolio Manager for US Growth Equities, a position he has held since 2009. Mr. Fogarty holds a Bachelor of Arts degree in History from Columbia University and is a CFA charterholder.
Vinay Thapar, CFA, has been employed by AllianceBernstein since 2011. Mr. Thapar is a Senior Vice President and Portfolio Manager for US Growth Equities and the International Healthcare Portfolio. He is also a Senior Research Analyst, responsible for covering global healthcare. Mr. Thapar holds a Bachelor of Arts degree in Biology from New York University and is a CFA charterholder.
Diamond Hill
Wilshire entered into a subadvisory agreement with Diamond Hill, dated April 22, 2026, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. Diamond Hill is located at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215. Diamond Hill is a wholly owned subsidiary of First Eagle Investments. As of December 31, 2025, Diamond Hill managed approximately $29.4 billion in regulatory assets under management. Aaron Monroe manages Diamond Hill’s portion of the Small Company Value Portfolio.
Aaron Monroe has a Bachelor of Science degree in Finance, Accounting and Economics from The Ohio State University (cum laude) and holds the CFA designation. He has been an investment professional with Diamond Hill since June 2007. Mr. Monroe currently serves as a Portfolio Manager for Diamond Hill. From 2006 to 2007, Mr. Monroe was a Consulting Group Analyst with Smith Barney. In 2005, Mr. Monroe was an Associate with Duff & Phelps.
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DoubleLine
Wilshire has entered into a subadvisory agreement with DoubleLine dated January 8, 2021, to manage a portion of the Income Fund, subject to the supervision of Wilshire and the Board. DoubleLine’s principal place of business is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. DoubleLine was co-founded by Jeffrey E. Gundlach and Philip A. Barach in December 2009 and is an SEC-registered investment adviser. As of December 31, 2025, DoubleLine had approximately $95.6 billion of assets under management.
Day-to-day management of DoubleLine’s portion of the Income Fund is the responsibility of Jeffrey E. Gundlach and Jeffrey Sherman. Mr. Gundlach, Chief Executive Office and Chief Investment Officer of DoubleLine, co-founded DoubleLine in December 2009.
Mr. Sherman was named as DoubleLine’s Deputy Chief Investment Officer in June 2016. He has been a Portfolio Manager of DoubleLine Capital since September 2010. He has been President of DoubleLine Alternatives LP (f/k/a DoubleLine Commodity LP) since April 2015.
Hotchkis & Wiley
Wilshire entered into a subadvisory agreement with Hotchkis & Wiley, dated January 8, 2021, as amended November 3, 2021, to manage a portion of the Large Company Value Portfolio and Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. Hotchkis & Wiley is located at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017. Hotchkis & Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis & Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. As of December 31, 2025, Hotchkis & Wiley managed approximately $36.9 billion in regulatory assets under management.
Hotchkis & Wiley’s investment team consists of George Davis, Jr., Scott McBride, CFA, and Doug Campbell for the Large Company Value Portfolio.
Hotchkis & Wiley’s investment team consists of Judd E. Peters, CFA, and Ryan Thomes, CFA, for the Small Company Value Portfolio.
George Davis, Executive Chairman and Portfolio Manager, has been with Hotchkis & Wiley since 1988. Mr. Davis had been a Chief Executive Officer of Hotchkis & Wiley since 2001. In October 2021, Mr. Davis transitioned to Executive Chairman. Prior to joining Hotchkis & Wiley, Mr. Davis was an assistant to the senior partner of RCM Capital Management. Mr. Davis received his Bachelor of Arts degree in Economics and History and MBA from Stanford University.
Scott McBride, Chief Executive Officer and Portfolio Manager, has been with Hotchkis & Wiley since 2001. Mr. McBride was named President of Hotchkis & Wiley in January 2016. In October 2021, he became Chief Executive Officer. Prior to joining Hotchkis & Wiley, Mr. McBride was an associate consultant with Deloitte Consulting and worked as an investment marketing analyst with Fidelity Investments. Mr. McBride, a CFA charterholder, received his Bachelor of Arts degree in Economics from Georgetown University and MBA from Columbia University.
Doug Campbell, joined Hotchkis and Wiley’s investment team in 2017 and has been a Portfolio Manager since 2023. In his role as portfolio manager, Mr. Campbell plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of large cap fundamental value and large cap diversified value portfolios. He also provides expertise in capital goods,technology and energy sectors. Prior to joining the firm, Mr. Campbell was an equity research analyst at Dodge & Cox. After a short period as an entrepreneur, Mr. Campbell continued his equity research career with internships at Causeway Capital Management and Capital Group. Mr. Campbell received his BS in Mathematics and Economics from Stanford University and MBA from the Stanford Graduate School of Business.
Judd Peters is a Portfolio Manager of Hotchkis & Wiley since 2003. He joined Hotchkis & Wiley’s predecessor investment advisory firm in 1999 as an equity analyst and became portfolio manager in 2003. Prior to joining Hotchkis & Wiley, Mr. Peters was an analyst in the investment banking division of Wedbush Morgan Securities. Mr. Peters, a CFA charterholder, received his Bachelor of Arts degree in Mathematics and a Bachelor of Science degree in Biochemistry from University of California, San Diego.
Ryan Thomes is a Portfolio Manager of Hotchkis & Wiley since 2018 and served as an analyst of Hotchkis and Wiley from 2008 to 2017. Prior to joining Hotchkis & Wiley, Mr. Thomes was a global equity senior research associate for Jeffrey Slocum and Associates, Inc. He began his investment career as a research analyst at Berthel Schutter LLC. Mr. Thomes, a CFA charterholder, received his Bachelor of Science degree in Entrepreneurial Management and Finance from the University of Minnesota.
Lazard
Wilshire entered into a subadvisory agreement with Lazard, dated January 8, 2021, to manage a portion of the International Fund, subject to the supervision of Wilshire and the Board. Lazard is located at 30 Rockefeller Plaza, New York, NY 10112. Lazard, a Delaware limited liability company, is a registered investment advisor and wholly owned subsidiary of Lazard Frères & Co. LLC
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(“LF&Co”), a New York limited liability company with one member, Lazard Group, LLC (“Lazard Group”) which is a Delaware limited liability company. Interests of Lazard Group are indirectly held by Lazard Inc., a Delaware corporation whose shares are publicly traded on the New York Stock Exchange (“NYSE”) under the symbol “LAZ.” As of December 31, 2025, Lazard managed approximately $205.3 billion in regulatory assets under management. Lazard’s investment team consists of Paul Moghtader, Taras Ivanenko, Alex Lai, Craig Scholl, Ciprian Marin, Peter Kashanek, and Susanne Willumsen.
Paul Moghtader, a Managing Director of Lazard, is a Portfolio Manager/Analyst on various of the Global Advantage portfolio management teams. Prior to joining Lazard in 2007, Mr. Moghtader was Head of the Global Active Equity Group and a Senior Portfolio Manager at State Street Global Advisors (“SSGA”). Mr. Moghtader began his career at Dain Bosworth as a research assistant when he began working in the investment field in 1992. Mr. Moghtader is a Chartered Financial Analyst (“CFA”) Charterholder.
Taras Ivanenko, a Director of Lazard, is a Portfolio Manager/Analyst on various of the Global Advantage portfolio management teams. Prior to joining Lazard in 2007, Mr. Ivanenko was a Senior Portfolio Manager in the Global Active Equity group at SSGA. Mr. Ivanenko began working in the investment field in 1995 and is a CFA Charterholder.
Alex Lai, a Director of Lazard, is a Portfolio Manager/Analyst on various of the Global Advantage portfolio management teams. Prior to joining Lazard in 2008, Mr. Lai was a Vice President and Quantitative Portfolio Manager in the Global Active Equity group at SSGA. Mr. Lai began working in the investment field in 2002 and is a CFA Charterholder.
Kurt Livermore, a Director of Lazard, is a Portfolio Manager on various of Lazard’s Global Advantage portfolio management teams. Prior to joining Lazard in 2023, Mr. Livermore was Senior Vice President and Portfolio Manager at Acadian Asset Management. Mr. Livermore began working in the investment field in 2015.
Craig Scholl, a Director of Lazard, is a Portfolio Manager/Analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2007, he was a Principal and a Senior Portfolio Manager in the Global Active Equity group of State Street Global Advisors (SSGA). Mr. Scholl began working in the investment field in 1984 and is a CFA Charterholder.
Ciprian Marin, a Director of Lazard, is a Portfolio Manager/Analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2008, Mr. Marin was a Senior Portfolio Manager at SSGA, managing European, UK and Global funds. He began working in the investment field in 1997.
Peter Kashanek, a Director of Lazard, is a Portfolio Manager/Analyst on Lazard's Equity Advantage team. He began working in the investment field in 1994. Prior to joining Lazard in 2007, Mr. Kashanek was a Principal and a Portfolio Manager in the Global Active Equity group at State SSGA. Previously, Mr. Kashanek was an investment analyst in the Institutional Equity Research Group at Bank of Montreal where he focused on global energy companies. Prior to that, he was an Associate in the Global Equity Research Group at Deutsche Bank Securities. Mr. Kashanek also worked at Reliant Energy in Houston as a member of its Corporate Development team. Mr. Kashanek has an MBA with a concentration in Finance from Vanderbilt University and a BA in Government from St. Lawrence University.
Susanne Willumsen, a Managing Director of Lazard, is a Portfolio Manager/Analyst on various of the Global Advantage portfolio management teams. Prior to joining Lazard in 2008, Ms. Willumsen was Managing Director, Head of Active Equities Europe at SSGA. Ms. Willumsen began working in the investment field in 1993.
Lord Abbett
Wilshire has entered into a subadvisory agreement with Lord Abbett, effective January 30, 2025, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Lord Abbett is located at 30 Hudson Street, Jersey City, NJ 07302. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes. As of December 31, 2025, Lord Abbett managed approximately $247.4 billion in assets under management. Lord Abbett’s investment team consists of F. Thomas O’Halloran, Matthew R. DeCicco, Vernon T. Bice, and Benjamin Ebel.
F. Thomas O’Halloran heads Lord Abbett’s team for the Small Company Growth Portfolio. Mr. O’Halloran joined Lord Abbett in 2001. Additional members of the Portfolio’s team are Matthew R. DeCicco, Vernon T. Bice, and Benjamin Ebel. Messrs. DeCicco, Bice, and Ebel joined Lord Abbett in 1999, 2011, and 2005, respectively.
Los Angeles Capital
Wilshire entered into a subadvisory agreement with Los Angeles Capital, dated January 8, 2021, to manage the Index Fund and portions of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, and the International Fund, subject to the supervision of Wilshire and the Board. Los Angeles Capital is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025. As of December 31, 2025, Los Angeles Capital managed approximately $40.1 billion in assets. Thomas D. Stevens, CFA – Chairman and Senior Portfolio Manager; Hal W. Reynolds, CFA - Co-Chief Investment Officer; Daniel E. Allen, CFA - President, CEO, and Senior Portfolio Manager; Daniel Arche, CFA – Director of Portfolio Strategy and Senior Portfolio Manager, are the senior portfolio managers for the portion of each Portfolio sub-advised by Los Angeles Capital. From 1980 until Los Angeles Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where
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he served as a Senior Managing Director and Principal. Mr. Reynolds is one of the founding members of Los Angeles Capital, established in 2002, and prior to founding Los Angeles Capital, he was a Managing Director and Principal at Wilshire. Prior to joining Los Angeles Capital in 2009, Mr. Allen was a Senior Managing Director and Board member of Wilshire. Prior to joining Los Angeles Capital in 2007, Mr. Arche worked in the wealth management division of City National Bank.
Manulife
Wilshire entered into a subadvisory agreement with Manulife, dated January 8, 2021, to manage a portion of the Income Fund, subject to the supervision of Wilshire and the Board. Manulife is located at 197 Clarendon Street, Boston, MA 02116. Manulife, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Manulife Financial Corporation. Manulife Financial Corporation is a Canadian-based publicly-held company that is listed on the Toronto Stock Exchange, New York Stock Exchange, Hong Kong Stock Exchange, and Philippine Stock Exchange. As of December 31, 2025, Manulife managed approximately $250.6 billion in assets. Manulife’s investment team consists of Thomas C. Goggins, Kisoo Park and Christopher Chapman, CFA, Bradley L. Lutz, CFA, David Bees, CFA, Christopher Smith, CFA, and Kelly Lim, CFA.
Christopher Chapman, CFA, is head of Global Multi-Sector Fixed Income at Manulife. He is a senior managing director, senior portfolio manager and the lead portfolio manager for the company’s global multi-sector fixed income strategies, responsible for asset allocation, global bond research and currency management. He is responsible for portfolio management, global sovereign debt and currency research, portfolio construction, and risk management for the company’s global multi-sector fixed income strategies. Prior to this position, Mr. Chapman was a senior investment analyst with the Global Multi-Sector Fixed Income Team. Before that, he worked in several other areas of Manulife, including as an investment risk analyst on the Quantitative Research Team. Mr. Chapman began his career at State Street Bank. He earned a BSBA in Management from Stonehill College and an MSF from Boston College. He is a CFA charterholder and a member of CFA Society Boston, Inc.
Thomas C. Goggins is a senior managing director and senior portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. He is responsible for portfolio management, global bond research, security selection and risk management for the company’s global multi-sector fixed income strategies. Prior to joining the company, Mr. Goggins held positions at Putnam Investments, Transamerica Investments, SAC Capital and Fontana Capital. He earned a BBA from the University of Wisconsin and an MA in Finance and Accounting from Northwestern University’s JL Kellogg Graduate School of Management.
Kisoo Park is a managing director and portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. He is responsible for portfolio management, global bond research and currency management for the company’s global multi-sector fixed income strategies. Mr. Park joined Manulife from a hedge fund firm based in Hong Kong, where he was a founding member and COO. Prior to that, he was the CIO responsible for tactical asset allocation investing in global equities, fixed income, commodities, FX and interest rate asset classes at Prince Asset Management, Hong Kong. Earlier in his career, Mr. Park held positions at Bank of Montreal, Fleet National Bank, Morgan Stanley and Bank of New England, where he began his career specializing in treasury products, FX and interest rate trading. He earned a BA in Economics from Tufts University and attended The University of Chicago Booth School of Business.
Bradley L. Lutz, CFA, is a portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. Currently he is a portfolio manager on the preferred income team since 2017 and previously he was a senior investment analyst, supporting the company’s fixed-income strategies by providing expertise in the power and utility, aerospace and defense, and industrials segments. Prior to joining Manulife, he worked for Summit Investment Partners, where he had research, trading, and portfolio management responsibilities for high-yield and investment-grade corporate bonds and, prior to that, he was with Pacholder Associates as a high-yield credit analyst. He earned a BS in Finance from Miami University and holds the Chartered Financial Analyst designation.
David Bees, CFA, is a portfolio manager on the firm’s global multi-sector fixed income team and is also responsible for managing the firm’s dedicated securitized strategies. Previously, Mr. Bees provided research and analysis for nonagency residential mortgage- and asset-backed securities, and prior to that, he was responsible for all mortgage securities trading at the company. He began his career at FleetBoston Financial. Mr. Bees holds the Chartered Financial Analyst designation and is a member of the CFA Society Boston.
Christopher Smith, CFA, is responsible for portfolio management, global bond and currency management for the firm’s global multi-sector fixed income strategies. Previously, he held various roles on the team, including senior investment analyst, implementation analyst, and client portfolio manager. Prior to joining the company, Mr. Smith held various positions at Pioneer Investments and State Street, where he began his career. He holds the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations and is a member of the CFA Society Boston and the CFA Institute. Mr. Smith also achieved the Certificate in ESG Investing from the CFA Society United Kingdom.
Kelly Lim, CFA, is responsible for portfolio management, global bond and currency management for the firm’s global multi-sector fixed income strategies. A specialist in Asia fixed income, she rejoined Manulife following a five-year stint at Fidelity International as a senior trader, where she covered local rates (cash and derivatives), hard currency sovereigns, and ex-China investment-grade and high-yield corporates. Prior to that, Ms. Lim spent four years as an investment analyst on Manulife Investment Management’s Strategic Fixed Income team. She’s based in Hong Kong and holds the Chartered Financial Analyst designation.
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MFS
Wilshire has entered into a subadvisory agreement with MFS, dated January 20, 2021, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. MFS is located at 111 Huntington Avenue, Boston, MA 02199. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of December 31, 2025, MFS managed approximately $651 billion in assets under management. MFS’s investment team for the Portfolio consists of Benjamin Stone and Philip Evans.
Benjamin Stone, Investment Officer of MFS, serves as Portfolio Manager of the Portfolio. Mr. Stone has served as Portfolio Manager since January 2021 and has been employed in the investment area of MFS since 2005.
Philip Evans, Investment Officer of MFS, serves as Portfolio Manager of the Portfolio. Mr. Evans has served as Portfolio Manager since February 2025 and has been employed in the investment area of MFS since 2011.
Pzena
Wilshire entered into a subadvisory agreement with Pzena, dated January 8, 2021, to manage a portion of the International Fund, subject to the supervision of Wilshire and the Board. Pzena is located at 320 Park Avenue, 8th Floor, New York, New York 10022. As of December 31, 2025, Pzena managed approximately $85.6 billion in assets.
Pzena’s investment team consists of Caroline Cai, Allison Fisch, John Goetz, and Rakesh Bordia for the International Fund.
Ms. Cai is a Managing Principal, Chief Executive Officer, and Portfolio Manager for the Global, International, and Emerging Markets strategies, and the Financial Opportunities service. Prior to joining Pzena Investment Management in 2004, Ms. Cai was a senior analyst at AllianceBernstein LLP, and a business analyst at McKinsey & Company.
Ms. Fisch is a Managing Principal, President, and Portfolio Manager for the International and Emerging Markets strategies. Prior to joining Pzena Investment Management in 2001, Ms. Fisch was a business analyst at McKinsey & Company.
Mr. Goetz is a Managing Principal and Co-Chief Investment Officer of Pzena, as well as serving as a Portfolio Manager for the Global, International, European, and Japan Focused Value strategies. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation, his last as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.
Mr. Bordia is a Principal and Portfolio Manager for the International and Emerging Markets strategies. Prior to joining Pzena Investment Management in 2007, Mr. Bordia was a principal at Booz Allen Hamilton focusing on innovation and growth strategies, and a software engineer at River Run Software Group.
Ranger
Wilshire entered into an initial subadvisory agreement with Ranger, dated September 19, 2007, and as amended January 8, 2021, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Board. Ranger is located at 8115 Preston Road, Suite 590, Dallas, Texas 75225. As of December 31, 2025, Ranger managed approximately $1.5 billion in discretionary assets. W. Conrad Doenges, Andrew Hill, Joseph LaBate, and Brown McCullough are primarily responsible for the day-to-day management of Ranger’s allocated portion of the Small Company Growth Portfolio’s assets.
Mr. Doenges joined Ranger Investments in 2004, and serves as Chief Investment Officer and Portfolio Manager. Mr. Doenges also has primary research responsibility for consumer discretionary and consumer staples companies. Prior to joining Ranger Investments, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay Investment Counsel from 1998 to 2004.
Mr. Hill joined Ranger Investments in 2002 and currently serves as President and Portfolio Manager. Prior to becoming a Portfolio Manager in 2017, Mr. Hill served as a Sector Manager at Ranger Investments. Mr. Hill’s primary research focus is on financial services, oil, gas, and energy. From 2002 to 2003, Mr. Hill served as a Research Analyst for investment funds affiliated with Ranger Capital Group.
Mr. LaBate joined Ranger Investments in 2002 and currently serves as Managing Director and Portfolio Manager. Prior to becoming a Portfolio Manager in 2017, Mr. LaBate served as a Sector Manager at Ranger Investments. Mr. LaBate’s primary research focus is on healthcare and industrials. In 2002, Mr. LaBate served as a Portfolio Manager for RedHawk Advisors LLC and conducted fundamental equity research with a focus on small-cap healthcare securities.
Mr. McCullough joined Ranger Investments in 2015 and currently serves as Director and Portfolio Manager. Prior to becoming a Portfolio Manager, Mr. McCullough served as a sector Manager at Ranger Investments with his primary research focus on technology. Between 2013 and 2014, Mr. McCullough served as a Senior Analyst for Cortex Capital Partners, where he was responsible for covering all major sectors, and maintained a primary focus on technology.
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Voya
Wilshire entered into a subadvisory agreement with Voya, dated January 8, 2021, to manage a portion of each of the Income Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, and the International Fund, subject to the supervision of Wilshire and the Board. Voya is located at 230 Park Avenue, New York, NY 10169. Voya, a Delaware limited liability company, is a wholly-owned subsidiary of Voya Investment Management LLC (“Voya IM LLC”), a registered investment adviser, which, in turn, is a wholly-owned subsidiary of Voya Holdings Inc. (“Voya Holdings”). Voya Holdings is a wholly-owned subsidiary of Voya Financial, Inc., a publicly traded company. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2025, Voya IM LLC managed approximately $360.1 billion in assets. Voya’s investment team consists of Raj Jadav, CFA, Sean Banai, CFA, Vinay Viralam, CFA, and Anuranjan Sharma.
Raj Jadav, CFA, Portfolio Manager, and Portfolio Manager at Voya, joined Voya in 2019. Prior to joining Voya, Mr. Jadav was a senior product specialist at Allianz Global Investors. Prior to that, Mr. Jadav was a portfolio manager at AllianceBernstein where he held various positions managing US multi-sector, US TIPS, stable value, global multi-sector and municipal money market portfolios.
Sean Banai, CFA, Portfolio Manager, and head of portfolio management for the fixed-income platform at Voya, joined Voya in 1999. Previously, Mr. Banai was a senior portfolio manager and prior to that he served as head of quantitative research for proprietary fixed income.
Brian Timberlake, Ph.D., CFA, Portfolio Manager, is currently Head of Fixed Income Research at Voya. Prior to this position, Mr. Timberlake was Head of Quantitative Research and prior to that he served as Senior Quantitative Analyst. Mr. Timberlake joined Voya in 2003.
WCM
Wilshire entered into a subadvisory agreement with WCM, dated January 8, 2021, to manage a portion of the International Fund, subject to the supervision of Wilshire and the Board. WCM was founded in 1976 and its principal address is 281 Brooks Street, Laguna Beach, California 92651. WCM is registered with the U.S. Securities and Exchange Commission and provides investment advice to institutional and high net worth individual clients. WCM had approximately $117.6 billion in assets under management as of December 31, 2025.
WCM’s portion of the International Fund is team-managed by members of WCM’s Investment Strategy Group (the “ISG”), which consists of four investment professionals. Current members of the ISG are Sanjay Ayer, Paul R. Black, Michael B. Trigg, and Jon Tringale. These managers share portfolio management responsibilities and all investment purchase and sale decisions are made by the ISG.
Sanjay Ayer, CFA has served as a Portfolio Manager and Business Analyst for the Advisor since 2007. He is a member of WCM’s ISG and his primary responsibilities include portfolio management and equity research.
Paul R. Black joined WCM in 1989 and has served as CEO of WCM since December 2004. He is a member of WCM’s ISG and his primary responsibilities include portfolio management and equity research.
Michael B. Trigg has served as a President since 2022 and Portfolio Manager for the WCM since 2006. He is a member of WCM’s ISG and his primary responsibilities include portfolio management and equity research.
Jon Tringale joined WCM in 2015 and has served as a Portfolio Manager for WCM since 2022. He is a member of WCM’s ISG and his primary responsibility is portfolio management for WCM’s global, fundamental growth strategies.
Service and Distribution Plan
Service and Distribution Plan. Each Portfolio has adopted a Service and Distribution Plan pursuant to Rule 12 b-1 of the 1940 Act for its Investment Class shares (the “Plan”). The Plan authorizes payments by the Investment Class Shares annually of up to 0.25% of the average daily net assets attributable to each Portfolio’s Investment Class Shares to finance distribution of those shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders’ questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of a Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.
Shareholder Services Plan. Each Portfolio has also adopted a shareholder services plan for both its Investment Class Shares and Institutional Class Shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payments of up to 0.20% of the average daily net assets attributable to each of the Investment Class Shares and Institutional Class Shares.
SHAREHOLDER INFORMATION
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How To Buy Portfolio Shares
You may buy shares without a sales charge on any day when the NYSE is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio’s shares if we believe it is in a Portfolio’s best interests to do so. The Portfolios do not issue share certificates.
Minimum Investments
The minimum initial investments in a Portfolio are as follows:
•Investment Class Shares. The minimum initial investment in each Style Portfolio, the International Fund, and the Income Fund is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Fund is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.
•Institutional Class Shares. The minimum initial investment is $250,000 for all Portfolios. Subsequent investments must be at least $100,000.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
We may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide omnibus processing for the Portfolios in fee-based mutual fund programs.
Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-866-591-1568 or by downloading a copy from the Portfolio’s website. We may waive or change investment minimum requirements at any time.
You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to a Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee. Institutional Class Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
You also may purchase shares directly from us as follows:
1.By Telephone. Investors may purchase additional shares of the Portfolio by calling 1-866-591-1568. Unless you declined this option on your account application, and your account has been open for at least 7 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
Before executing an instruction received by telephone, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded, and the caller may be asked to verify certain personal identification information. If a Portfolio or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Portfolio will accept telephone instructions from any one owner or authorized person.
2.Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:
Wilshire Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
If you are mailing via overnight courier:
Wilshire Funds
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
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Kansas City, MO 64105-1307
Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. All checks must be in U.S. Dollars drawn on a domestic bank. The Portfolio will not accept payment in cash or money orders. The Portfolio does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Portfolio will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any payment that is returned.
The Portfolios do not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Portfolio. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
3.Wire Payments. To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until the Portfolio has received the completed application and any requested documentation in proper form. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. Call the Transfer Agent at 1-866-591-1568 between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA: 075000022
Credit:
U.S. Bank Global Fund Services
Account #: 112-952-137
Further Credit:
(name of Portfolio to be purchased)
(shareholder registration)
(shareholder account number)
The Portfolios and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
4.Automatic Investment Plan (Investment Class Shares only). Once your account has been opened you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Portfolio, on a monthly or bi-monthly basis. In order to participate in the Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Portfolio’s Transfer Agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Portfolio’s Transfer Agent at 1-866-591-1568 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to the effective date.
How To Sell Portfolio Shares
You may sell your shares back to a Portfolio (known as redeeming shares) on any business day for most funds without a redemption fee. If shares of the International Fund are sold or exchanged within 60 days of their purchase, a redemption fee of 1.00% of the value of the shares sold or exchanged will be assessed. The International Fund will employ the “last in, first out” method to calculate the 60-day holding period. The redemption fee does not apply to (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares held through 401(k) or other retirement plans; (iii) redemptions and exchanges by other funds in the Wilshire Funds Complex (iv) redemptions and exchanges by financial intermediaries for which Wilshire creates portfolio models that include the International Fund; and (iv) investments through certain financial intermediaries.
The redemption fee is retained by the International Fund to help pay transaction and tax costs that long-term investors may bear when the International Fund incurs brokerage or other transaction expenses and/or realizes capital gains because of selling securities to meet investor redemptions. International Fund shareholders are subject to this 1.00% short-term trading redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment adviser. Currently, the International Fund is limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies or is not able to impose or collect the fee, or omits to collect the fee at the time of redemption, the Portfolio will not receive the redemption fee. Further, if International Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the International Fund may not know whether a redemption fee is applicable or the identity of the customer(s) who should pay the redemption fee. The
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International Fund reserves the right to modify or eliminate the redemption fee at any time provided that shareholders receive notice of any material change to the Portfolio’s redemption fee policy. Further, the Portfolio or the Adviser may waive the fee at their discretion if either deems the waiver appropriate under the circumstances.
Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.
You may redeem your shares in a Portfolio as follows:
(1)By Telephone. You may redeem your shares by telephone unless you have declined this option on your Account Application. Call 1-866-591-1568 with your account number, the amount of redemption and instructions as to how you wish to receive your funds. In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.
•Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record on the business day after the redemption request is received in good order and prior to market close. Any request for redemption proceeds made within 30 calendar days of changing your address of record must be in writing with the signature guaranteed.
•Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request. Your bank may charge you a fee.
•Automated Clearing House (ACH) Redemption. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is no minimum per ACH transfer. Proceeds will generally be sent on the next business day and may take 2 to 3 business days to be credited to your account.
Shares held in IRA or other retirement plan accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution.
Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).
If an account has more than one owner or authorized person, the Portfolio will accept telephone instructions from any one owner or authorized person. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
(2)By Mail. You may also redeem your shares by mailing a request to the address indicated below. The Portfolio(s) typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. While not expected, payment of redemption proceeds may take up to seven days. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. Additional documents are required for certain type of redemptions such as redemptions from corporations, partnerships, or from accounts with executors, trustees, administrations or guardians.
You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available in your bank account for two to three days.
In addition, shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% federal income tax withholding and any applicable state withholding.
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Regular Mail                    Overnight Delivery
c/o U.S. Bank Global Fund Services        c/o U.S. Bank Global Fund Services
P.O. Box 219252                    801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9552            Kansas City, MO 64105-1307
The Portfolios do not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Portfolio. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days; or
•For all redemptions in excess of $50,000.
In addition to the situations described above, each Portfolio and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
The Portfolios reserve the right to waive any signature requirement at their discretion.
Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class Shares or $150,000 in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their NAV). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class Shares and $150,000 in the case of Institutional Class Shares.
Redemption Proceeds. If you purchased your shares by check or electronic funds transfer through the ACH network, the Portfolio will not be able to send your redemption proceeds until the purchase amount has cleared. This may take up to 15 business days. This delay will not apply if you purchased your shares via wire payment.
Generally, all redemptions will be paid in cash. The Portfolios typically expect to satisfy redemption requests by using holdings of cash or cash equivalents or selling Portfolio assets. The Portfolios may borrow under a line of credit to meet redemption requests.
In addition to paying redemption proceeds in cash, the Portfolio reserves the right to make redemptions in-kind (by redeeming shares for securities rather than cash). Redemptions in-kind will be made only under extraordinary circumstances and if Wilshire and a Portfolio’s subadviser(s) deem it advisable for the benefit of all shareholders, such as a very large redemption that could affect Portfolio operations. A redemption in-kind will consist of securities equal in market value to the Portfolio shares being redeemed, using the same valuation procedures that the Portfolio uses to compute its NAV. Redemptions in-kind are subject to federal income tax in the same manner as redemptions paid in cash.
Under normal market conditions, redemption in-kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Portfolio’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Certain securities may be valued using estimated prices from one of the Company’s approved pricing agents.
You will bear the market risks associated with maintaining or selling the securities that are redeemed in-kind. In addition, when you sell these securities, you may pay taxes and brokerage charges associated with the sale.
Telephone Transactions. If you authorize telephone transactions, you may be responsible for any fraudulent telephone transaction in your account if the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.
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Pricing of Shares
When you purchase shares of either class of a Portfolio, the price you pay per share is the NAV of the shares next determined after we receive your purchase request and payment in good order. Similarly, the price you receive when you redeem your shares is the NAV of the shares next determined after proper redemption instructions are received. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the exchange will be based upon the net asset value as determined as of the close of trading on the next day the exchange is open. We calculate the NAV per share of each class of each Portfolio at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Portfolio shares are not priced on the days on which the NYSE is closed for trading. NAV per share of a class of shares of a Portfolio is calculated by adding the value of the individual securities and other assets held by the Portfolio, subtracting the liabilities of the Portfolio attributable to that class, and dividing by the total number of the shares outstanding of that class of the Portfolio.
A security listed or traded on a domestic exchange is valued at its last sales price or closing price if available on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the NASDAQ system are valued at the official NASDAQ closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded OTC (other than on NASDAQ) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost if the Adviser, the Company’s Valuation Designee, concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures approved by the Board or are valued at fair value as determined in good faith by the Adviser. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Adviser. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.
How to Exchange Portfolio Shares
You may exchange your shares in a Portfolio for shares in an identically registered account of the same class of another Portfolio. You also may exchange shares of one class for shares in an identically registered account of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. Shares will be exchanged at their NAV next determined after the exchange request is received. Note that exchanges from one Portfolio to another Portfolio are taxable transactions for federal income tax purposes while exchanges from one class to another class of the same Portfolio are generally not taxable transactions. The Company currently offers in other prospectuses other classes of shares of the Index Fund, which are subject to the same management fees and other expenses but may be subject to different distribution and/or shareholder servicing fees.
You may exchange shares through your financial adviser or broker or directly through the Company as follows:
(1)    By Mail. You may make an exchange by writing to Wilshire Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number. The signature of all owners exactly as registered on the account must be included on written requests.
(2)    By Telephone. Call us at 1-866-591-1568 and provide the information stated above under “By Mail”. You may exchange share by telephone, unless you have declined this option on your Account Application.
•We reserve the right to reject any exchange request in whole or in part.
•We may modify or terminate the availability of exchanges at any time with notice to shareholders.
You should read the prospectus of a Portfolio whose shares you are acquiring.
Anti-Money Laundering Program
The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency. In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Portfolio’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-866-591-1568 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, a Portfolio reserves the right to redeem your account at the current day’s net asset value. The Company reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in a Portfolio or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Company and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.
Right to Reject Purchase or Exchange Orders
You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Portfolios may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Board has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period. Exceptions to this limitation may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Portfolios provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.
Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolios receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.
Householding Policy
In order to reduce printing and mailing expenses, only one copy of each prospectus (or, if applicable, each notice of electronic accessibility thereof) will be sent to all related accounts at a common address. Shareholders may revoke their consent to householding at any time by calling 1-866-591-1568. Within 30 days of receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the prospectus to the shareholder’s attention.
Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Portfolios maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Portfolios. Based upon statutory requirements for returned mail, the Portfolios will attempt to locate the investor or rightful owner of the account. If the Portfolios are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Portfolios are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-866-591-1568 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Portfolio to complete a Texas Designation of Representative form.
DIVIDEND AND DISTRIBUTION INFORMATION
Each Portfolio, except the Income Portfolio, intends to pay any dividends and capital gains distributions at least once a year. The Income Fund intends to declare any dividends and distribute its net investment income on a quarterly basis and any capital gains annually. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at NAV in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing or by calling at least five days prior to the record date for a particular dividend or distribution. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Portfolio reserves the right to reinvest the distribution check in your account, at the Portfolio’s current net asset value, and to reinvest all subsequent distributions. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.
The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares of a Portfolio shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

FEDERAL INCOME TAX INFORMATION
A Portfolio’s distributions will consist of net investment income and capital gains, which are generally taxable to you in the year when they are received (although please note the discussion in the following paragraph). Dividends out of net investment income, other than “qualified dividend income,” and distributions of recognized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to you as ordinary income for federal income tax purposes. Distributions of qualified dividend income (i.e., generally dividends received by a Portfolio from domestic corporations and certain foreign corporations) will generally be taxed to U.S. shareholders that are individuals and other noncorporate U.S. shareholders at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the Portfolio and shareholder levels. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of a Portfolio.
A Portfolio’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of a Portfolio. Any distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as if received on December 31 of the calendar year declared. Each Portfolio will notify its shareholders each year of the amount and type of dividends and distributions it paid.
When you redeem or exchange shares of a Portfolio, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption or exchange of shares of a Portfolio will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. Long-term capital gains are taxable to U.S. shareholders that are individuals and other noncorporate U.S. shareholders at a maximum federal income tax rate of 20%. Your ability to utilize capital losses for federal income tax purposes is subject to various limitations.
An additional 3.8% Medicare contribution tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of shares of a Portfolio) of U.S. shareholders that are individuals, estates and trust to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct, and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, each Portfolio is required to withhold 24% of all the distributions (including dividends and capital gain distributions), sales proceeds, redemption proceeds, and any other payments paid to you. Each Portfolio is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
As with any investment, you should consider how your investment in shares of a Portfolio will be taxed. The foregoing discussion summarizes certain U.S. federal income tax consequences solely for shareholders (i) who are beneficial owners of the shares of a Portfolio, (ii) hold such shares as capital assets and (iii) are United States persons (as such term is defined in the Internal Revenue Code of 1986, as amended) other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, regulated investment companies and retirement plans) (collectively, “U.S. shareholders”), except as otherwise specifically provided herein. The foregoing discussion is only a general summary of some of the important federal income tax considerations affecting you as a shareholder. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisors as to the federal, state, local and foreign tax consequences of ownership of any Portfolio shares before making an investment in such Portfolio.
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FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the financial performance of each Portfolio’s shares for the past five fiscal years or since the Portfolio’s inception. Certain information reflects the financial performance of a single share of a Portfolio. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Portfolios’ independent registered public accounting firm whose report, along with each Portfolio’s financial statements and related notes, is included in the Portfolios’ Form N-CSR, which is available on request. Cohen & Company, Ltd.’s services include auditing the Portfolios’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
Large Company Growth Portfolio
For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Net asset value, beginning of year	$42.55	$35.37	$25.32	$44.34	$44.34

INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.09)	(0.05)	0.01	(0.05)	(0.27)
Net realized and unrealized gain (loss) on investments(b)	9.58	12.97	10.07	(13.71)	10.33
Total from investment operations	9.49	12.92	10.08	(13.76)	10.06

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.03)	—	—
Net realized gains	(10.71)	(5.74)	—	(5.26)	(10.06)
Total distributions	(10.71)	(5.74)	(0.03)	(5.26)	(10.06)

Net asset value, end of year	$41.33	$42.55	$35.37	$25.32	$44.34

Total return	21.97%	36.02%	39.81%	(31.74)%	23.03%

SUPPLEMENTAL DATA AND RATIOS:(c)
Net assets, end of year (in 000’s)	$86,977	$77,092	$63,069	$51,110	$86,217
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	1.32%	1.32%	1.33%	1.31%	1.30%
After expense reimbursement/recoupment and fees paid indirectly	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.11)%	0.03%	(0.15)%	(0.55)%
Portfolio turnover rate	104%	66%	66%	75%	85%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
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Large Company Growth Portfolio
For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Net asset value, beginning of year	$52.47	$42.55	$30.43	$51.72	$50.18

INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06	0.10	0.12	0.07	(0.12)
Net realized and unrealized gain (loss) on investments(b)	11.81	15.58	12.13	(16.06)	11.72
Total from investment operations	11.87	15.68	12.25	(15.99)	11.60

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.02)	(0.13)	(0.04)	—
Net realized gains	(10.71)	(5.74)	—	(5.26)	(10.06)
Total distributions	(10.78)	(5.76)	(0.13)	(5.30)	(10.06)

Net asset value, end of year	$53.56	$52.47	$42.55	$30.43	$51.72

Total return	22.36%	36.43%	40.24%	(31.53%)	23.42%

SUPPLEMENTAL DATA AND RATIOS:(c)
Net assets, end of year (in 000’s)	$195,737	$174,365	$166,663	$147,922	$208,370
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	1.00%	1.00%	1.01%	1.00%	0.97%
After expense reimbursement/recoupment and fees paid indirectly	0.99%	1.00%	1.00%	1.00%	0.97%
Ratio of net investment income (loss) to average net assets	0.11%	0.19%	0.33%	0.17%	(0.22)%
Portfolio turnover rate	104%	66%	66%	75%	85%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
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Large Company Value Portfolio
For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Net asset value, beginning of year	$21.17	$20.12	$17.84	$22.29	$19.75

INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.23	0.20	0.12	0.05
Net realized and unrealized gain (loss) on investments(b)	3.09	2.52	2.64	(2.62)	4.99
Total from investment operations	3.34	2.75	2.84	(2.50)	5.04

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.17)	(0.12)	(0.21)	(0.28)
Net realized gains	(2.14)	(1.53)	(0.44)	(1.74)	(2.22)
Total distributions	(2.31)	(1.70)	(0.56)	(1.95)	(2.50)

Net asset value, end of year	$22.20	$21.17	$20.12	$17.84	$22.29

Total return	15.73%	13.37%	15.96%	(11.46)%	25.82%

SUPPLEMENTAL DATA AND RATIOS:(c)
Net assets, end of year (in 000’s)	$3,961	$3,837	$3,683	$4,029	$6,068
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	1.30%	1.31%	1.32%	1.29%	1.32%
After expense reimbursement/recoupment and fees paid indirectly	1.29%	1.30%	1.30%	1.29%	1.32%
Ratio of net investment income (loss) to average net assets	1.11%	1.07%	1.07%	0.62%	0.24%
Portfolio turnover rate	51%	38%	50%	38%	87%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
78

Large Company Value Portfolio
For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Net asset value, beginning of year	$20.88	$19.91	$17.66	$22.29	$19.56

INVESTMENT OPERATIONS:
Net investment income (loss) (a)	0.31	0.30	0.26	0.18	0.13
Net realized and unrealized gain on investments(b)	3.05	2.50	2.60	(2.80)	5.14
Total from investment operations	3.36	2.80	2.86	(2.62)	5.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.30)	(0.17)	(0.27)	(0.32)
Net realized gains	(2.14)	(1.53)	(0.44)	(1.74)	(2.22)
Total distributions	(2.44)	(1.83)	(0.61)	(2.01)	(2.54)

Net asset value, end of year	$21.80	$20.88	$19.91	$17.66	$22.29

Total return	16.03%	13.75%	16.27%	(11.97)%	27.26%

SUPPLEMENTAL DATA AND RATIOS:(c)
Net assets, end of year (in 000’s)	$167,093	$158,232	$161,269	$165,710	$223,288
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	1.03%	1.03%	1.05%	1.02%	0.99%
After expense reimbursement/recoupment and fees paid indirectly	1.00%	1.00%	1.00%	1.00%	0.99%
Ratio of net investment income (loss) to average net assets	1.41%	1.36%	1.38%	0.92%	0.57%
Portfolio turnover rate	51%	38%	50%	38%	87%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
79

Small Company Growth Portfolio
For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Net asset value, beginning of year	$16.95	$16.26	$13.79	$25.11	$30.94

INVESTMENT OPERATIONS:
Net investment loss(a)	(0.13)	(0.12)	(0.10)	(0.14)	(0.29)
Net realized and unrealized gains (loss) on investments(b)	1.47	0.81	2.57	(7.65)	4.07
Total from investment operations	1.34	0.69	2.47	(7.79)	3.78

LESS DISTRIBUTIONS FROM:
Net realized gains	—	—	—	(3.53)	(9.61)
Total distributions	—	—	—	(3.53)	(9.61)

Net asset value, end of year	$18.29	$16.95	$16.26	$13.79	$25.11

Total return	7.91%	4.24%	17.91%	(31.59)%	13.07%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$5,347	$5,655	$6,004	$5,938	$10,817
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	1.96%	1.87%	1.67%	1.87%	1.63%
After expense reimbursement/recoupment and fees paid indirectly	1.35%	1.35%	1.35%	1.34%	1.35%
Ratio of net investment income (loss) to average net assets	(0.74)%	(0.70)%	(0.70)%	(0.74)%	(0.88)%
Portfolio turnover rate	121%	63%	81%	57%	65%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
80

Small Company Growth Portfolio
For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Net asset value, beginning of year	$20.49	$19.60	$16.58	$29.12	$34.40

INVESTMENT OPERATIONS:
Net investment loss(a)	(0.10)	(0.09)	(0.08)	(0.11)	(0.24)
Net realized and unrealized gains (loss) on investments(b)	1.76	0.98	3.10	(8.90)	4.57
Total from investment operations	1.66	0.89	3.02	(9.01)	4.33

LESS DISTRIBUTIONS FROM:
Net realized gains	—	—	—	(3.53)	(9.61)
Total distributions	—	—	—	(3.53)	(9.61)

Net asset value, end of year	$22.15	$20.49	$19.60	$16.58	$29.12

Total return	8.10%	4.54%	18.21%	(31.42)%	13.36%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$16,882	$19,031	$19,672	$16,545	$28,146
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	1.77%	1.67%	1.64%	1.67%	1.38%
After expense reimbursement/recoupment and fees paid indirectly	1.10%	1.10%	1.10%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets	(0.49)%	(0.45)%	(0.44)%	(0.48)%	(0.64)%
Portfolio turnover rate	121%	63%	81%	57%	65%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the years.
81

Small Company Value Portfolio
For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Net asset value, beginning of year	$25.37	$25.57	$22.69	$28.06	$21.45

INVESTMENT OPERATIONS:
Net investment income loss(a)	0.20	0.18	0.22	0.17	0.07
Net realized and unrealized gains (loss) on investments(b)	2.50	1.91	3.66	(3.01)	6.80
Total from investment operations	2.70	2.09	3.88	(2.84)	6.87

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.29)	(0.04)	(0.18)	(0.24)
Net realized gains	(2.61)	(2.00)	(0.96)	(2.35)	(0.02)
Total distributions	(2.77)	(2.29)	(1.00)	(2.53)	(0.26)

Net asset value, end of year	$25.30	$25.37	$25.57	$22.69	$28.06

Total return	10.35%	7.70%	17.29%	(10.33)%	32.04%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$4,662	$5,081	$5,517	$5,189	$6,751
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	2.01%	1.95%	1.97%	1.89%	1.75%
After expense reimbursement/recoupment and fees paid indirectly	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	0.77%	0.68%	0.93%	0.66%	0.28%
Portfolio turnover rate	63%	53%	65%	52%	45%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the years.
82

Small Company Value Portfolio
For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Net asset value, beginning of year	$26.11	$26.33	$23.32	$28.78	$21.99

INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.25	0.29	0.23	0.13
Net realized and unrealized gains (loss) on investments(b)	2.58	1.96	3.78	(3.09)	7.00
Total from investment operations	2.85	2.21	4.07	(2.86)	7.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.43)	(0.10)	(0.25)	(0.32)
Net realized gains	(2.61)	(2.00)	(0.96)	(2.35)	(0.02)
Total distributions	(2.92)	(2.43)	(1.06)	(2.60)	(0.34)

Net asset value, end of year	$26.04	$26.11	$26.33	$23.32	$28.78

Total return	10.60%	7.93%	17.62%	(10.13)%	32.40%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$17,374	$20,024	$20,646	$19,273	$30,347
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	1.77%	1.70%	1.72%	1.60%	1.46%
After expense reimbursement/recoupment and fees paid indirectly	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	1.02%	0.93%	1.19%	0.96%	0.49%
Portfolio turnover rate	63%	53%	65%	52%	45%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the years.
83

Wilshire 5000 IndexSM Fund
For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Net asset value, beginning of year	$32.72	$27.41	$22.68	$29.40	$25.14

INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.26	0.27	0.25	0.23
Net realized and unrealized gain (loss) on investments(b)	5.12	5.96	5.37	(5.80)	6.16
Total from investment operations	5.36	6.22	5.64	(5.55)	6.39

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.26)	(0.28)	(0.25)	(0.22)
Net realized gains	(2.89)	(0.65)	(0.63)	(0.92)	(1.91)
Total distributions	(3.13)	(0.91)	(0.91)	(1.17)	(2.13)

Net asset value, end of year	$34.95	$32.72	$27.41	$22.68	$29.40

Total return	16.29%	22.60%	24.92%	(18.98)%	25.59%

SUPPLEMENTAL DATA AND RATIOS:(C)
Net assets, end of year (in 000’s)	$232,195	$226,375	$191,607	$157,124	$202,121
Ratio of expenses to average net assets	0.56%	0.56%	0.59%	0.57%	0.52%
Ratio of net investment income (loss) to average net assets	0.70%	0.84%	1.08%	0.98%	0.81%
Portfolio turnover rate	5%	2%	5%	21%	9%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the years.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
84

Wilshire 5000 IndexSM Fund
For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Net asset value, beginning of year	$32.76	$27.43	$22.69	$29.42	$25.15

INVESTMENT OPERATIONS:
Net investment income(a)	0.32	0.33	0.33	0.30	0.29
Net realized and unrealized gains (loss) on investments(b)	5.14	5.98	5.38	(5.81)	6.17
Total from investment operations	5.46	6.31	5.71	(5.51)	6.46

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)	(0.33)	(0.34)	(0.30)	(0.28)
Net realized gains	(2.89)	(0.65)	(0.63)	(0.92)	(1.91)
Total distributions	(3.21)	(0.98)	(0.97)	(1.22)	(2.19)

Net asset value, end of year	$35.01	$32.76	$27.43	$22.69	$29.42

Total return	16.56%	22.91%	25.21%	(18.83)%	25.85%

SUPPLEMENTAL DATA AND RATIOS:(C)
Net assets, end of year (in 000’s)	$62,329	$58,406	$48,913	$42,372	$56,073
Ratio of expenses to average net assets	0.34%	0.33%	0.35%	0.35%	0.31%
Ratio of net investment income (loss) to average net assets	0.92%	1.07%	1.31%	1.17%	1.02%
Portfolio turnover rate	5%	2%	5%	21%	9%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the years.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
85

Wilshire International Equity Fund
For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2025		Year Ended 12/31/2024		Year Ended 12/31/2023		Year Ended 12/31/2022		Year Ended 12/31/2021
Net asset value, beginning of year	$10.11		$10.64		$9.36		$11.64		$12.38

INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.18		0.16		0.13		0.09
Net realized and unrealized gain (loss) on investments(b)	3.20		0.49		1.44		(2.32)		1.41
Total from investment operations	3.40		0.67		1.60		(2.19)		1.50

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.40)		(0.26)		(0.00)	(c)	(0.39)
Net realized gains	(1.16)		(0.80)		(0.06)		(0.09)		(1.85)
Total distributions	(1.50)		(1.20)		(0.32)		(0.09)		(2.24)

Redemption fee per share	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Net asset value, end of year	$12.01		$10.11		$10.64		$9.36		$11.64

Total return	33.71%		5.93%		17.12%		(18.88)%		12.48%

SUPPLEMENTAL DATA AND RATIOS:(d)
Net assets, end of year (in 000’s)	$739		$692		$776		$1,037		$3,269
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	1.76%		1.76%		1.77%		1.75%		1.76%
After expense reimbursement/recoupment and fees paid indirectly	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of net investment income (loss) to average net assets	1.65%		1.63%		1.53%		1.36%		0.65%
Portfolio turnover rate	54%		49%		55%		48%		53%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the years.
(c)Amount represents less than $0.005 per share.
(d)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
86

Wilshire International Equity Fund
For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2025		Year Ended 12/31/2024		Year Ended 12/31/2023		Year Ended 12/31/2022		Year Ended 12/31/2021
Net asset value, beginning of year	$9.93		$10.49		$9.25		$11.47		$12.20

INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.22		0.18		0.15		0.12
Net realized and unrealized gain (loss) on investments(b)	3.15		0.48		1.43		(2.28)		1.39
Total from investment operations	3.36		0.70		1.61		(2.13)		1.51

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)		(0.46)		(0.31)		—		(0.39)
Net realized gains	(1.16)		(0.80)		(0.06)		(0.09)		(1.85)
Total distributions	(1.53)		(1.26)		(0.37)		(0.09)		(2.24)

Redemption fee per share	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Net asset value, end of year	$11.76		$9.93		$10.49		$9.25		$11.47

Total return	33.93%		6.29%		17.34%		(18.63)%		12.78%

SUPPLEMENTAL DATA AND RATIOS:(d)
Net assets, end of year (in 000’s)	$233,124		$207,375		$220,560		$220,963		$295,154
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	1.41%		1.40%		1.43%		1.40%		1.38%
After expense reimbursement/recoupment and fees paid indirectly	1.25%		1.25%		1.25%		1.25%		1.25%
Ratio of net investment income (loss) to average net assets	1.81%		1.93%		1.76%		1.57%		0.90%
Portfolio turnover rate	54%		49%		55%		48%		53%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the years.
(c)Amount represents less than $0.005 per share.
(d)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
87

Wilshire Income Opportunities Fund
For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022		Year Ended 12/31/2021
Net asset value, beginning of year	$8.87	$8.95	$8.66	$10.08		$10.39

INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.39	0.36	0.27		0.26
Net realized and unrealized gain (loss) on investments(b)	0.21	(0.08)	0.18	(1.40)		(0.22)
Total from investment operations	0.63	0.31	0.54	(1.13)		0.04

LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.39)	(0.25)	(0.29)		(0.26)
Net realized gains	—	—	—	(0.00)	(c)	(0.09)
Total distributions	(0.41)	(0.39)	(0.25)	(0.29)		(0.35)

Net asset value, end of year	$9.09	$8.87	$8.95	$8.66		$10.08

Total return	7.18%	3.50%	6.34%	(11.18)%		0.40%

SUPPLEMENTAL DATA AND RATIOS:(d)
Net assets, end of year (in 000’s)	$168	$210	$205	$516		$2,136
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	1.38%	1.41%	1.41%	1.32%		1.31%
After expense reimbursement/recoupment and fees paid indirectly	1.15%	1.15%	1.15%	1.15%		1.15%
Ratio of net investment income (loss) to average net assets	4.64%	4.31%	4.12%	2.95%		2.49%
Portfolio turnover rate	67%	94%	66%	78%		109%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the years.
(c)Amount represents less than $0.005 per share.
(d)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
88

Wilshire Income Opportunities Fund
For a Fund Share Outstanding Throughout Each Period.

	Institutional Class Shares
	Year Ended 12/31/2025	Year Ended 12/31/2024	Year Ended 12/31/2023	Year Ended 12/31/2022	Year Ended 12/31/2021
Net asset value, beginning of year	$8.76	$8.84	$8.58	$9.99	$10.33

INVESTMENT OPERATIONS:
Net investment income(a)	0.44	0.40	0.38	0.31	0.28
Net realized and unrealized gain (loss) on investments(b)	0.20	(0.07)	0.18	(1.40)	(0.22)
Total from investment operations	0.64	0.33	0.56	(1.09)	0.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.41)	(0.30)	(0.32)	(0.31)
Net realized gains	—	—	—	—	(0.09)
Total distributions	(0.43)	(0.41)	(0.30)	(0.32)	(0.40)

Net asset value, end of year	$8.97	$8.76	$8.84	$8.58	$9.99

Total return	7.47%	3.80%	6.61%	(10.91)%	0.63%

SUPPLEMENTAL DATA AND RATIOS:(c)
Net assets, end of year (in 000’s)	$185,729	$197,845	$202,119	$232,704	$301,210
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and fees paid indirectly	1.05%	1.03%	1.05%	0.96%	0.92%
After expense reimbursement/recoupment and fees paid indirectly	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	4.88%	4.56%	4.43%	3.37%	2.75%
Portfolio turnover rate	67%	94%	66%	78%	109%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the years.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
89

Portfolio Reports
The Portfolios’ Form N-CSRs and semi-annual reports dated June 30 and annual reports dated December 31 contain additional information about each Portfolio’s investments. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s investment performance during the last fiscal year. In Form N-CSR, you will find each Portfolio’s annual and semi-annual financial statements.
The Company’s shareholder reports and financial statements are made available on its website. You may request to receive paper shareholder reports from the Company or from your financial intermediary, free of charge, at any time. You may also request to receive documents through e-delivery.
Statement of Additional Information
The SAI provides more detailed information about each Portfolio and is legally considered to be part of this prospectus.
How to Obtain Reports
You can get free copies of annual and semi-annual reports or any other reports, SAIs, and other Portfolio literature on the Portfolios’ website at https://www.wilshire.com/research-insights/resources-and-forms. You may also request the annual and semi-annual reports, SAIs, Portfolio literature, and other information about the Portfolios, and discuss your questions about the Portfolios, by contacting us at:

Wilshire Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252

or by calling toll free 1-866-591-1568

Reports and other information about the Portfolios are also available:
•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-07076)
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WILSHIRE MUTUAL FUNDS, INC.
LARGE COMPANY GROWTH PORTFOLIO
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)
LARGE COMPANY VALUE PORTFOLIO
Investment Class Shares (DTLVX)
Institutional Class Shares (WLCVX)
SMALL COMPANY GROWTH PORTFOLIO
Investment Class Shares (DTSGX)
Institutional Class Shares (WSMGX)
SMALL COMPANY VALUE PORTFOLIO
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)
WILSHIRE 5000 INDEXSM FUND
(formerly the FT Wilshire 5000 IndexSM)
Investment Class Shares (WFIVX)
Institutional Class Shares (WINDX)
WILSHIRE INTERNATIONAL EQUITY FUND
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)
WILSHIRE INCOME OPPORTUNITIES FUND
Investment Class Shares (WIORX)
Institutional Class Shares (WIOPX)
STATEMENT OF ADDITIONAL INFORMATION
(http://wilshire.com)
April 30, 2026
This Statement of Additional Information (“SAI”) provides supplementary information for the investment portfolios of Wilshire Mutual Funds, Inc. (the “Company”): Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund (the “Index Fund”), Wilshire International Equity Fund (the “International Fund”), and Wilshire Income Opportunities Fund (the “Income Fund”) (each a “Portfolio” and collectively the “Portfolios”). This SAI is not a prospectus, but should be read in conjunction with the current prospectus of the Company, dated April 30, 2026, as supplemented from time to time. Copies of the prospectus and the Company’s shareholder reports are available, without charge, by writing to the Wilshire Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252, or by calling (866) 591-1568.
The financial statements of the Portfolios for the fiscal year ended December 31, 2025 included on Form N-CSR and the report dated February 27, 2026 of Cohen & Company, Ltd., the independent registered public accounting firm for the Company, related thereto are incorporated into this SAI by reference. Cohen & Company, Ltd.’s services include auditing the Portfolios’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

THE PORTFOLIOS
Each series of the Company is a diversified, open-end investment management company. Each series of the Company currently offers two classes of shares, the Investment Class Shares and Institutional Class Shares. Wilshire Advisors LLC (“Wilshire” or the “Adviser”) is the investment adviser for the Portfolios. Fred Alger Management, LLC (“Alger Management”), AllianceBernstein, L.P. (“AllianceBernstein”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), DoubleLine® Capital LP (“DoubleLine”), Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), Lazard Asset Management LLC (“Lazard”), Lord, Abbett & Co. LLC (“Lord Abbett”), Los Angeles Capital Management LLC (“Los Angeles Capital”), Manulife Investment Management (US) LLC (“Manulife”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Pzena Investment Management, LLC (“Pzena”), Ranger Investment Management, L.P. (“Ranger”), Voya Investment Management Co LLC (“Voya”), and WCM Investment Management LLC (“WCM”) (together with Alger Management, AllianceBernstein, Diamond Hill, DoubleLine, Hotchkis & Wiley, Lazard, Lord Abbett, Los Angeles Capital, Manulife, MFS, Pzena, Ranger and Voya, collectively, the “Subadvisers,”) each have entered into an agreement with Wilshire to serve as a Subadviser to at least one of the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the prospectus.
INVESTMENT POLICIES AND RISKS
This section should be read in conjunction with each Portfolio’s description in its prospectus and each Portfolio’s fundamental and non-fundamental investment policies.
Temporary Investments Risk. From time to time, in attempting to respond to adverse market, economic, political or other conditions, a Portfolio may take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies and invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy, a Portfolio may not achieve its investment objective.
General Risk Factors. The net asset value (“NAV”) of a Portfolio is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income instruments held by a Portfolio generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by a Portfolio, if applicable, are subject to greater interest rate risk. There is no assurance that a Portfolio will achieve its investment objective.
Management Risk. Each actively managed Portfolio is subject to management risk. The Subadvisers, as applicable, will apply investment techniques and risk analysis in making decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active trading will increase the costs a Portfolio incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Portfolio and as a result, may lower the Portfolio’s performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Subadvisers in connection with managing a Portfolio and may also adversely affect the ability of a Portfolio to achieve its investment objectives.
Exchange-Traded Funds. Each Portfolio may purchase shares of exchange-traded funds (“ETFs”). An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Most ETFs are investment companies. Therefore, a Portfolio’s purchase of ETF shares generally are subject to the risks of the Portfolio’s investments in other investment companies, which are described below under the heading “Investment Companies.”
Repurchase Agreements. Each Portfolio may invest in repurchase agreements. A Portfolio will invest in repurchase agreements in accordance with its fundamental investment restrictions.
Repurchase agreements are agreements under which the Portfolio acquires ownership of an obligation (debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. If the seller of a repurchase agreement fails to repurchase this obligation in accordance with the terms of the agreement, the Portfolio will incur a loss to the extent that the proceeds on the sale are less than the repurchase price. Repurchase agreements usually involve U.S. government or federal agency securities and, as utilized by the Portfolio, include only those securities in which the Portfolio may otherwise invest. Repurchase agreements are for short periods, most often less than 30 days and usually less than one week. In entering into a repurchase agreement, a fund is exposed to the risk that the other party to the agreement may be unable to keep its commitment to repurchase. In that event, the Portfolio may incur disposition costs in connection with liquidating the collateral (i.e., the underlying security). Moreover, if bankruptcy proceedings are commenced with respect to the selling party, receipt of the value of the collateral may be delayed or substantially limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Portfolio believes that these risks are not material inasmuch as the applicable Subadviser will evaluate the creditworthiness of all entities with which it proposes to enter into repurchase agreements, and will seek to assure that each such arrangement is adequately collateralized.
Lending Portfolio Securities. The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.” The Company has engaged U.S. Bank, National Association, to serve as the lending agent for the Portfolios. As securities lending agent, U.S. Bank, National Association, coordinates securities loan agreements, including negotiating fees, with borrowers, processes securities movements, marks to market loaned securities and collateral daily, maintains and monitors the collateral levels, and invests collateral balances.
The U.S. Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) a Portfolio must receive at least 100% collateral from the borrower (cash, U.S. government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) a Portfolio must be able to terminate the loan at any time; (4) a Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors (the “Board”) must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.
Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from a Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.
For the fiscal year ended December 31, 2025, the income earned by each Portfolio as well as the fees and/or compensation paid by each Portfolio (in dollars) were as follows:

Portfolio	Gross income earned by the Fund from Securities lending activities	Fees and/or compensation paid by the Fund for securities lending activities and related services	Aggregate fees / compensation paid by the Fund for securities lending activities	Net income from securities lending activities
Large Company Growth Portfolio	$4,810	($4,460)	($4,460)	$351
Large Company Value Portfolio	$2,332	($2,018)	($2,018)	$312
Small Company Growth Portfolio	$9,056	($8,256)	($8,256)	$799
Small Company Value Portfolio	$11,462	($8,877)	($8,877)	$2,583
Wilshire 5000 IndexSM Fund (formerly the FT Wilshire 5000 IndexSM)	$51,177	($29,858)	($29,858)	$21,319
Wilshire International Equity Fund	$20,545	($16,266)	($16,266)	$4,278
Wilshire Income Opportunities Fund	$33,849	($26,773)	($26,773)	$7,077

Reverse Repurchase Agreements and Other Borrowings. Certain Portfolios may be authorized to borrow money and may invest in reverse repurchase agreements. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the NAV of a Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. A Portfolio may borrow through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Reverse repurchase agreements involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment. If it employs reverse repurchase agreements, a Portfolio may use the proceeds to purchase instruments eligible for purchase by the Portfolio. At the time a Portfolio enters into a reverse repurchase agreement, it will segregate cash, cash equivalents or any other liquid asset, including equity securities and debt securities, having a value at least equal to the repurchase price. A Portfolio will generally utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transactions is greater than the interest expense incurred as a result of the reverse repurchase transactions. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Portfolio with the proceeds of the transaction may decline below the repurchase price of the securities that a fund is obligated to repurchase. A Portfolio will invest in reverse repurchase agreements in accordance with its fundamental investment restrictions and the limits of the Investment Company Act of 1940, as amended (the “1940 Act”). If the asset coverage for such borrowings falls below 300%, a Portfolio will reduce, within three days, the amount of its borrowings to provide for 300% asset coverage.

Leverage. Certain Portfolios may use leverage. Leveraging a Portfolio creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Portfolio’s shares and in the yield on the Portfolio’s portfolio. Although the principal of such borrowings will be fixed, a Portfolio’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Portfolio’s investments will be borne entirely by the Portfolio’s shareholders (and not by those persons providing the leverage to the Portfolio), the effect of leverage in a declining market would be a greater decrease in NAV than if the Portfolio were not so leveraged. Leveraging will create interest and other expenses for the Portfolio, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Portfolio will have to pay, the Portfolio’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of a Portfolio will be less than if leveraging were not used. Under the 1940 Act, a Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio’s holdings may be disadvantageous from an investment standpoint. A Portfolio’s policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Portfolio’s policies.
High-Yield (High-Risk) Securities. High-yield (high-risk) securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as “C” by Moody’s Investor Service, Inc. (“Moody’s), Standard & Poor’s Ratings Group (“S&P”) or by Fitch Ratings Ltd. (“Fitch”); (ii) commercial paper rated as low as “C” by S&P, “Not Prime” by Moody’s, or “Fitch 4” by Fitch; and (iii) unrated debt obligations of comparable quality. Lower- quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments more than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower- quality and comparable unrated securities may experience financial stress and may not have sufficient funds to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio’s NAV.
As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly, so will a Portfolio’s NAV. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities in the marketplace (discussed below in “Liquidity and Valuation”), a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Portfolio to sell the more liquid portion of its portfolio.
Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities that have a lower interest rate. To the extent an issuer can refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower-yielding security, which would result in a lower return for the Portfolio.
Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in lower-quality and comparable unrated obligations may be more dependent on a subadviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Subadvisers to a Portfolio employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Subadvisers monitor the applicable Portfolio’s investments and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. Certain Portfolios may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. Such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Portfolio’s NAV and ability to dispose of particular securities, when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s Investments. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Restricted Securities. Certain Portfolios may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to a Portfolio’s limitation on illiquid securities.
Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by a Portfolio. A Portfolio may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities. Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Portfolio, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.
Certain Portfolios also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S. A Portfolio may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for a Portfolio to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Portfolio may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Portfolio might obtain a less favorable price than prevailing when it decided to sell.
Warrants and Rights. Certain Portfolios may invest in warrants and rights. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. While warrants may be traded, there is often no secondary market for them. Moreover, they are usually issued by the issuer of the security to which they relate. Warrants do not have any inherent value. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and a Portfolio’s investment in them will be lost. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.
Convertible Preferred Stocks and Debt Securities. Certain Portfolios may invest in convertible preferred stock and debt securities. Certain preferred stocks and debt securities include conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Preferred Equity Redemption Cumulative Stock. Certain Portfolios may invest in preferred equity redemption cumulative stock. Preferred equity redemption cumulative stock (“PERCS”) is a form of convertible preferred stock which automatically converts into shares of common stock on a predetermined conversion date. PERCS pays a fixed annual dividend rate which is higher than the annual dividend rate of the issuing company’s common stock. However, the terms of PERCS limit an investor’s ability to participate in the appreciation of the common stock (usually capped at approximately 40%). Predetermined redemption dates and prices set by the company upon the issuance of the securities provide the mechanism for limiting the price appreciation of PERCS.
Preferred Stock. A Portfolio may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
Adjustable Rate Mortgage Securities. Certain Portfolios may invest in adjustable rate mortgage securities, (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.
Types of Credit Enhancement. Mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, these securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. Certain types of structured products may also have structural features, including diversions of cash flow, waterfalls, over-collateralization and other performance tests, and triggers, that may provide credit protection.
Foreign Securities. Certain Portfolios may invest in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Portfolio’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of prices can be greater than in the United States. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in foreign bond markets are generally higher than commissions or bid-to-asked spreads on U.S. markets, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. It may be more difficult for a Portfolio’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect U.S. investments in those countries. Russia’s assertion of influence in its surrounding region, including its invasion of Ukraine, increases the likelihood of additional sanctions by the United States and other countries or the imposition of sanctions by additional countries, which may cause volatility in the markets. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.
Each Portfolio may invest in securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depositary Receipts (“ADRs”). ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of each Portfolio’s investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.
Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.
Emerging Markets Securities. Certain Portfolios may each invest in emerging markets securities. Emerging markets securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency. Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application of any restrictions on investments. Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Portfolio’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect a Portfolio’s assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.
Brady Bonds. Certain Portfolios may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Forward Foreign Currency Exchange Contracts. Certain Portfolios may invest in foreign currencies. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of Portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the “Euro” used by certain European Countries) relative to the U.S. dollar in connection with specific Portfolio transactions or with respect to its positions.
Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions, which consist of the sale by the Portfolio to a bank or broker/dealer (the “counterparty”) of the Government National Mortgage Association (“GNMA”) certificates or other MBS together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into a commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date. The security sold by a Portfolio that is subject to repurchase at such future date may not be an existing security in the Portfolio’s holdings. As part of a dollar roll transaction, this is not considered to be a short sale event.
Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio’s borrowing.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
Strategic Transactions and Derivatives. Certain Portfolios may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Portfolio’s portfolio or to enhance potential gain. These strategies may be executed using derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.
In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Portfolio’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on a Subadviser’s ability to predict pertinent market movements, which cannot be assured. The Portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Certain Portfolios may use Strategic Transactions for non-hedging purposes to enhance potential gain.
Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent a Subadviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and OTC options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.
In addition to the instruments and strategies discussed in this section, a Subadviser may discover additional opportunities in connection with derivatives, strategic transactions and other similar or related techniques. These new opportunities may become available as a Subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivatives, strategic transactions and other techniques are developed. A Subadviser may utilize these opportunities and techniques to the extent that they are consistent with a Portfolio’s respective investment objective and investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from, or in addition to, those summarized herein.
This discussion is not intended to limit a Portfolio’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Portfolio as broadly as possible. Statements concerning what a Portfolio may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a Portfolio may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
Derivatives. Each Portfolio may invest in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives a Portfolio may use are currently comprised of stock index futures and options. A Portfolio may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than “traditional” securities.
Although certain Portfolios do not currently intend to invest in derivatives, a Portfolio may do so in the future.
Derivatives permit a Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as a Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and a Portfolio as a whole. Under certain market conditions, they can increase the volatility of a Portfolio’s NAV, decrease the liquidity of a Portfolio’s investments and make more difficult the accurate pricing of a Portfolio’s shares.
In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance. If a Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower a Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if a Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (OTC derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative transaction bears the risk that the counterparty will default. Accordingly, a Subadviser will consider the creditworthiness of counterparties to OTC derivative transactions in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
Other Derivatives. A Portfolio may take advantage of opportunities in futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Company will provide appropriate disclosure in its prospectus or SAI.
General Characteristics of Options. The Portfolios may invest in options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instruments on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund, the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio’s purchase of a call option, on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American-style put or call option may be exercised at any time during the option period thereto. A Portfolio may purchase and sell exchange-listed options and OTC options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the underlying instrument.
A Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options for a particular class or series of options, in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
OTC options are purchased from or sold to securities dealers, financial institutions, or other parties (collectively “Counterparties”) through direct bilateral agreement with the Counterparty. In contracts to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.
Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Subadviser or Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by the Portfolio, and portfolio securities “covering” the amount of the Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any), are illiquid, and may be subject to the Portfolio’s, limitation on investing in illiquid securities. If the Portfolio exceeds the limits specified above, the Portfolio will take prompt steps to reduce its holdings in illiquid securities.
If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Portfolio’s income. The sale of put options can also provide income. A Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, MBS, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities, indices, currencies and futures contracts. All calls sold by the Portfolio must be “covered” (i.e., the Portfolio, must own the securities or futures contract subject to the call). Even though the Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, MBS, foreign sovereign debt, corporate debt securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Portfolio will sell put options in accordance with the 1940 Act. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.
When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of sale, the mean between the last bid and asked price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.
There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the OCC may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
General Characteristics of Futures. The Portfolios may enter into financial futures contracts or purchase or sell put and call options on such futures primarily as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. The Portfolios may also engage in futures for speculative purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.
The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
A Portfolio’s use of financial futures and options thereon will be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (the “CFTC”). Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.
Wilshire is registered with the National Futures Association as a commodity pool operator (“CPO”) and commodity trading advisor (“CTA”) under the Commodity Exchange Act of 1936 (“CEA”). Rule 4.5 under the CEA permits an investment company registered under the Investment Company Act of 1940, as amended, to rely on an exclusion from registration under the CEA as a commodity pool. Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion only if the registered investment company uses commodity interests, such as commodity futures and commodity options, solely for “bona fide hedging purposes,” or limits its use of commodity interests not used solely for bona fide hedging purposes to certain minimal amounts. Wilshire has filed a notice of eligibility for exclusion from registration as a commodity pool on behalf of the Large Company Growth Portfolio, Large Company Value Portfolio, International Fund, and Income Fund. If a Portfolio no longer qualifies for the exclusion, that Portfolio would be subject to regulations as a commodity pool under the CEA and the Adviser would need to register as the CPO to the Portfolio.
Options on Securities Indices and Other Financial Indices. The Portfolios also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified)). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
Synthetic Investment Risk. Certain Portfolios may be exposed to certain additional risks should a Subadviser use derivatives transactions to synthetically implement a Portfolio’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that a Portfolio will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact a Portfolio’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment a Subadviser is seeking to replicate. There can be no assurance that a Subadviser’s judgments regarding the correlation of any particular synthetic investment will be correct. A Portfolio may be exposed to certain additional risks associated with derivatives transactions should a Subadviser use derivatives to synthetically implement the Portfolio’s investment strategies. A Portfolio would be subject to counterparty risk in connection with such transactions. If a Portfolio enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, a Portfolio may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that a Portfolio will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Portfolio’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events, such as a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, a Portfolio’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.
Currency Transactions. In general, certain Portfolios’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Each Portfolio, however, can invest up to the 1940 Act limits of its assets in such transactions for non-hedging purposes. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.
Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
Certain Portfolios may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which it has or in which the Portfolio expects to have portfolio exposure.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present, or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of currency futures contracts for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
Combined Transactions. Certain Portfolios may enter into multiple transactions, which may include multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of a Subadviser, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on a Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specific index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good-faith hedging purposes, the Portfolio believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to the 1940 Act’s borrowing restrictions.
Hybrid Instruments. Certain Portfolios may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrid instruments also exposes a Portfolio to the credit risk of the issuer of the hybrid instruments. These risks may cause significant fluctuations in the NAV of a Portfolio.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Portfolio would only invest in commodity-linked hybrid instruments that qualify, under applicable rules of the CFTC, for an exemption from the provisions of the CEA. The requirements for qualification as a regulated investment company for federal income tax purposes may limit a Portfolio’s ability to invest in commodity-linked instruments.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Portfolio’s investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.
Risk Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer the truly catastrophic part of the risk exposure to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.
Spread Transactions. Certain Portfolios may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
Derivatives Regulations. The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including, as applicable, the Portfolios, the Subadvisers, and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on each Portfolio’s investment strategies is not yet fully ascertainable.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. While certain of the Dodd-Frank provisions have been adopted, other rules are not yet final; therefore, it is unclear how regulators will exercise their expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect a Portfolio or its investments. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could restrict the ability of a Portfolio to use certain instruments as part of its investment strategy, increase the costs of using these instruments or make them less effective. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way the financial services industry is regulated. In particular, new position limits imposed on a Portfolio’s counterparties may impact the Portfolio’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to a Portfolio, including capital requirements, changes to the CFTC speculative position limits regime, and mandatory clearing, may increase the cost of the Portfolio’s investments and cost of doing business, which would adversely affect investors.
Rule 18f-4 under the 1940 Act governs the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund may enter into, eliminates the asset segregation framework previously used by the Portfolios to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specific exposure amount to establish and maintain a comprehensive derivatives risk management program and to appoint a derivatives risk manager. Certain of the Portfolios are “limited derivatives users” and are not subject to the full requirements of Rule 18f-4, while the other Portfolios are derivatives users subject to the full requirements of the Rule. The requirements of Rule 18f-4 may limit a Portfolio’s ability to engage in derivatives transactions, as well as certain other transactions that create future payment and/or delivery obligations by a fund, as part of its investment strategies. These requirements may also increase the cost of doing business, which could adversely affect the performance of a Portfolio.
Eurodollar Instruments. Certain Portfolios may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options that are linked to a reference rate and issued by non-U.S. branches of U.S. or foreign banks. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain Portfolios may use Eurodollar futures contracts and options thereon to hedge against changes in a reference rate, to which many interest rate swaps and fixed income instruments are linked.
Euro Risk. Certain Portfolios may invest in securities issued by companies operating in Europe. Investments in a single region, even though representing many different countries within the region, may be affected by common economic forces and other factors. A Portfolio may be subject to greater risk of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which a Portfolio is not invested may adversely affect the security values and thus a Portfolio’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and these member states no longer have the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have recently experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries. The United Kingdom withdrew from the EU on January 31, 2020, following a June 2016 referendum referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s longer term ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the United Kingdom’s economy may continue to be a source of instability and cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.
Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex foreign, political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.
Greater China and China A-Shares Risk. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage), the risk that the Chinese government may decide not to continue to support economic reform programs and limitations on the use of brokers or actions by the Chinese government that may discourage brokers from serving international clients. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries could have an adverse effect on an investment in the Greater China region. Increasing tensions between China and its trading partners, including the US, have resulted in tariffs and other limitations, and may in the future result in additional measures or actions. US investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at a disadvantageous time.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Additionally, developing countries, such as those in Greater China, may subject the Portfolio’s investments to a number of tax rules, and the application of many of those rules may be uncertain. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing; tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Portfolio, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Portfolio invests.

Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Portfolio. China A-shares listed and traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (“Stock Connect”), mutual market access programs designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong, are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the Portfolio’s investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.
Guaranteed Investment Contracts (“GICs”). Certain Portfolios may invest in GICs. When investing in GICs, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund monthly. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on 7 days’ notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period remaining until the next readjustment of the guaranteed interest rate.
Variable and Floating Rate Instruments. Certain Portfolios may invest in variable and floating rate instruments. With respect to purchasable variable and floating rate instruments, a Subadviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted a Portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Certain Portfolios may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and foreign branches of domestic banks.
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Money Market Instruments. Each Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.
A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period.
A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period at a stated interest rate. A Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation.
A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolios may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates. With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Mortgage-Backed Securities. Certain Portfolios may invest in MBS, which are securities that represent interests in pools of mortgage loans. MBS, including mortgage pass-through securities and collateralized mortgage obligations, include certain securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, the Federal National Mortgage Association (“FNMA”), or the Federal Home Loan Mortgage Corporation (“FHLMC”); securities issued by private issuers that represent an interest in or are collateralized by MBS issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in or are collateralized by mortgage loans; and reperforming/non-performing loans, reperforming/non-performing loan securitizations, and resecuritizations of existing MBS and/or ABS (“Re-REMICS”).There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue MBS and among the securities that they issue.
MBS guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. MBS issued by the FNMA include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government- sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBS issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. While the purchase programs for MBS ended in 2010, the U.S. Treasury continued its support of the entities’ capital as necessary to prevent a negative net worth. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.
The performance of private label MBS issued by private institutions is based on the financial health of those institutions. There is no guarantee that a Portfolio’s investment in MBS will be successful, and the Portfolio’s total return could be adversely affected as a result. In the reperforming/non-performing loan securitization market additional consideration must be given to sponsor risk and sponsor concentration.
MBS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed pool; however, statistics published by the Federal Housing Authority indicate that the average life of mortgages with 25- to 30-year maturities (the type of mortgages backing the vast majority of MBS) is approximately 12 years. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (“Mortgage Assets”). Multiclass pass-through securities are equity interests held in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the capital to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including depositary institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.
In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual class than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow to a particular CMO the lower the anticipated yield will be on that class at the time of issuance relative to prevailing market yields on MBS.
Certain Portfolios may invest in CMOs, including but not limited to, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
Asset-Backed Securities. Certain Portfolios may also invest in ABS, which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by aircraft leases, automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of ABS depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. ABS are subject to risks similar to those discussed above with respect to MBS.
Automobile Receivable Securities. ABS may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.
Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.
Credit Card Receivable Securities. ABS may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.
Credit cardholders are entitled to the protection of many state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other ABS, Accounts are unsecured obligations of the cardholder.
Methods of Allocating Cash Flows. While many ABS are issued with only one class of security, many ABS are issued in more than one class, each with different payment terms. Multiple class ABS are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the ABS is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (ABS entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-ABS, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.
ABS in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.
Types of Credit Support. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of ABS with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class ABS with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and ABS that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the ABS and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an ABS. Additionally, if the letter of credit is exhausted, holders of ABS may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.
Structured Notes. Certain Portfolios may invest in structured notes. Structured notes are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A Portfolio has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date. Structured notes are typically privately negotiated transactions between two or more parties. A Portfolio bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes. If one of the underlying corporate credit instruments defaults, a Portfolio may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur, and the Portfolio’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security. The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.
Credit-Linked Notes. Certain Portfolios may invest in credit-linked notes. Credit-linked notes are a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.
Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, a Portfolio may receive the security that has defaulted, and the Portfolio’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. A Portfolio bears the risk that the issuer of the credit-linked note will default or become bankrupt. A Portfolio bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.
Collateralized Debt Obligations (“CDOs”). Certain Portfolios may invest in CDOs. A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related securities and ABS. The value of

CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.
A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of the Portfolio.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Portfolio invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Portfolio against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.
Corporate Bonds. Certain Portfolios may invest in corporate bonds. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.
The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Distressed Company Risk. Certain Portfolios may invest in securities of distressed companies that may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments. Issuers of distressed company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Portfolio’s ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, it may lose its entire investment.
U.S. Government Obligations. Each Portfolio may invest in U.S. government obligations. U.S. government obligations are direct obligations of the U.S. government and are supported by the full faith and credit of the U.S. government. U.S. government agency securities are issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. Some of these securities are backed by the full faith and credit of the U.S. government; others are backed by the agency’s right to borrow a specified amount from the U.S. Treasury; and still others, while not guaranteed directly or indirectly by the U.S. government, are backed with collateral in the form of cash, Treasury securities or debt instruments that the lending institution has acquired through its lending activities. Examples of the types of U.S. government obligations which a Portfolio may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export- Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank of Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.
Short-Term Instruments. When a Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Portfolio’s investment objectives are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time at the discretion of the Subadvisers. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements.
Supranational Organization Obligations. Certain Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.
Municipal Securities. Certain Portfolios may invest in municipal securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for federal income tax purposes (“Municipal Bonds”). Certain Portfolios may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow a portion of a Portfolio’s distributions to be exempt from state and local taxes of the designated state. Certain Portfolios may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof that a Portfolio’s Subadviser believes such securities to pay interest excludable from gross income for purposes of federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Because each Portfolio expects to invest less than 50% of its total assets in tax-exempt municipal securities, the Portfolios do not expect to be eligible to pay “exempt-interest dividends” to shareholders and interest on municipal securities will be taxable for federal income tax purposes to shareholders when received as a distribution from the Portfolio.
A Portfolio cannot guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may also be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of a Portfolio’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of a Portfolio’s holdings would be affected, and the investment objectives and policies of a Portfolio would likely be re-evaluated.
Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.
The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect a Portfolio’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.
The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event of bankruptcy. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Portfolio.
Certain Portfolios may also invest in taxable municipal bonds that do not qualify for federal support. Taxable municipal bonds are municipal bonds in which interest paid to the bondholder does not qualify as tax-exempt for federal income tax purposes because of the use to which the bond proceeds are put by the municipal borrower. Although taxable municipal bonds are subject to federal taxation, they may not be subject to taxation by the state in which the municipal issuer is located.
Municipal Bond Insurance. Certain Portfolios may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.
Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in a Portfolio’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.
Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.
Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate. In selecting put bonds, the Subadvisers, as applicable, take into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded.
Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”
Real Estate Securities. Certain Portfolios may invest in equity securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”) and companies with substantial real estate investments, and therefore, a Portfolio may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, terrorist acts or other natural disasters; limitations on and variations in rents; and changes in interest rates. The value of real estate securities is also subject to the management skill, insurance coverage, and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.
The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.
In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that a Portfolio could be adversely affected by the poor performance of a single investment or type of investment. REITs have their own expenses, and as a result, a Portfolio and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.
REITs are also subject to unique federal income tax requirements. A REIT that fails to comply with federal income tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal income tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing return to the Portfolio on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require a Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Portfolio’s investments in REIT equity securities may at other times result in the Portfolio’s receipt of cash in excess of the REIT’s earnings; if the Portfolio distributes such amounts, such distribution could constitute a return of capital to Portfolio shareholders for federal income tax purposes. Dividends received by a Portfolio from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to a Portfolio until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Portfolio to request permission to extend the deadline for issuance of Forms 1099-DIV.
Impact of Large Redemptions and Purchases of Portfolio Shares. From time to time, shareholders of a Portfolio (which for all Portfolios except the Wilshire 5000 IndexSM Fund (formerly the FT Wilshire 5000 IndexSM) may include affiliated registered investment companies that invest in a Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause a Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Portfolio’s performance to the extent that the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the recognition of taxable income to shareholders if sales of securities resulted in capital gains or other income, which could increase a shareholder’s tax liability, and could also increase transaction costs, which may impact a Portfolio’s expense ratio and adversely affect a Portfolio’s performance.
Short Sales. Certain Portfolios may make short sales “against the box,” in which a Portfolio enters into a short sale of a security it owns or has the right to obtain at no additional cost. Certain Portfolios may also make short sales of securities the Portfolio does not own. If a Portfolio makes a short sale, a Portfolio does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, a Portfolio must borrow the security (generally from the broker through which the short sale is made) to make delivery to the buyer. A Portfolios must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. A Portfolio is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.
Certain Portfolios may make short sales that are not “against the box.” Short sales by a Portfolio that are not made “against the box” create opportunities to increase the Portfolio’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a Portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Portfolio’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Portfolio may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Portfolio may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
A Portfolio’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Subadvisers believe that the price of a security may decline, causing a decline in the value of a security owned by a Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in a Portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities. A Portfolio can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
While the short sale is outstanding, a Portfolio will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. A Portfolio is often obligated to pay over interest and dividends on the borrowed security to the broker.
In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless a Portfolio’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with a Portfolio’s custodian may not at any time be less than the market value of the securities sold short. The Portfolios will comply with these requirements. The Portfolios will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.
Commercial Paper. The Income Fund may purchase commercial paper rated (at the time of purchase) A-1 by S&P or Prime-1 by Moody’s or, when deemed advisable by the Income Fund’s Adviser or Subadviser, “high quality” issues rated A-2 or Prime-2 by S&P or Moody’s, respectively. These ratings are described in Appendix B. The Income Fund may also purchase lower-rated, or unrated, commercial paper.
Commercial paper purchasable by the Income Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Income Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.
Commercial Paper and Other Short-term Corporate Obligations. Each Portfolio, except for the Income Fund which is described above, may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s, A-1 by S&P or F-1 by Fitch; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s or AA- by S&P or Fitch; or (c) if unrated, determined by Wilshire or the Subadvisers to be of comparable quality.
These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the Subadvisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.
Asset-Backed Commercial Paper. Certain Portfolios may purchase asset-backed commercial paper. Asset-backed commercial paper is commercial paper collateralized by other financial assets. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
Investment Grade Debt Obligations. Certain Portfolios may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix B to this SAI for a description of applicable securities ratings.
When-Issued Purchase and Forward Commitments. Certain Portfolios may enter into “when-issued” and “forward” commitments, including TBA purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Portfolio agrees to purchase securities on this basis, liquid assets equal to the amount of the commitment will be set aside in a separate account. Normally a Portfolio’s securities to satisfy a purchase commitment will be set aside, and in such a case the Portfolio, may be required subsequently to place additional assets in the separate account to ensure that the value of the account remains equal to the amount of the Portfolio’s commitments. It may be expected that the market value of a Portfolio’s net assets will fluctuate to a greater degree when it sets aside fund securities to cover such purchase commitments than when it sets aside cash.
If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into and may sell securities it has committed to purchase before those securities are delivered to the fund on the settlement date. In these cases, a fund may recognize a taxable capital gain or loss. When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day a Portfolio agrees to purchase the securities. A Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
Investment Companies. Each Portfolio may invest in shares of other investment companies including exchange-traded funds (“ETFs”), money market funds and other mutual funds, in pursuit of its investment objective, subject to the limitations set forth in the 1940 Act. Each Fund may invest in money market mutual funds in connection with its management of daily cash positions and for temporary defensive purposes. In addition to the advisory and operational fees each Fund bears directly in connection with its own operation, the Funds would also bear their pro rata portion of each of the other investment company’s advisory and operational expenses. Any investment by a Portfolio in shares of other investment companies is subject to the 1940 Act and related rules thereunder.
Rule 12d1-1, under the 1940 Act, permits a fund to invest in a money market fund in excess of the limits of Section 12(d)(1). As a shareholder in an investment company, a Portfolio, would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.
Rule 12d1-4 permits additional types of fund of fund arrangements without an exemptive order. The rule imposes certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
Shares of Other Investment Vehicles. Subject to the requirements of the 1940 Act and a Portfolio’s investment limitations, the Portfolio may invest in shares of other investment companies or other investment vehicles, which may include, without limitation, among others, mutual funds, closed-end funds and ETFs such as index-based investments and private or foreign investment funds. A Portfolio may also invest in investment vehicles that are not subject to regulation as registered investment companies. Additionally, such other investment companies or other investment vehicles may be managed by a Subadviser or its affiliate.
The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
To the extent a Portfolio invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, a Portfolio will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.
Loans Generally. Certain Portfolios may invest in fixed and floating rate loans. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien or more junior loans (“junior loans”), bridge loans, unfunded commitments, payment-in-kind (“PIK”) and toggle loans, and other floating rate loans. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). A loan in which a Portfolio may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the loan on behalf of all the lenders.
This lender is referred to as the agent bank. The agent bank is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In addition, an institution, typically, but not always the agent bank, holds any collateral on behalf of the lenders.
Generally, a Portfolio may invest in a loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender, which represent a fractional interest in a loan. A Portfolio may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Portfolio will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. Therefore, when a Portfolio invests in syndicated bank loans through the purchase of participation interests, the Subadviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Portfolio and a borrower.
Purchases of syndicated bank loans in the market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by a Portfolio through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Portfolio through the amortization of the purchase price discount. A Portfolio may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.
A loan may be secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such loan. The Subadviser generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Portfolio’s investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, a Portfolio might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.
In the process of buying, selling and holding loans, a Portfolio may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility fees, commitment fees and commissions. When a Portfolio buys or sells a loan it may pay a fee.
Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which a Portfolio may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. A Portfolio will make an investment in a loan only after the Subadviser determines that the investment is suitable for the Portfolio based on an independent credit analysis. Generally, this means that the Subadviser has determined that the likelihood that the borrower will meet its obligations is acceptable.
Additional Information About Senior Bank Loans (“Senior Loans”). Certain Portfolios may invest in Senior Loans. The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade income securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured income securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade income securities, which may have fixed interest rates.
Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Portfolio’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.
Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require a Portfolio to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of a Portfolio to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.
Additional Information About Second Lien Loans. Certain Portfolios may invest in second lien loans. Second lien loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, second lien loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.
Additional Information About Subordinated Secured Loans. Certain Portfolios may invest in subordinated secured loans. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid.
Additional Information About Unsecured Loans. Certain Portfolios may invest in unsecured loans. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, second lien loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, second lien loans and subordinated secured loans and may be less liquid.
Debtor-in-Possession (“DIP”) Loan Risks. DIP financings are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Portfolio’s only recourse will be against the property securing the DIP financing.
Mortgage Backed Securities Risks. Certain Portfolios may invest in MBS. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, a Portfolio’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Portfolio to additional risk.
When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings, and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. Certain Portfolios may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages. Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio’s principal investment to the extent of premium paid. MBS generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.
Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single family MBS. CMBS are subject to particular risks. CMBS lack of standardized terms, have shorter maturities than residential mortgage loans and provide for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.
Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.
Stripped MBS Risk. Stripped MBS may be subject to additional risks. One type of stripped MBS pays to one class all of the interest from the mortgage assets (the interest only or IO class), while the other class will receive all of the principal (the principal only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.
Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Reduced investor demand for mortgage loans and MBS and increased investor yield requirements can limit liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS.
A rise in interest rates will generally cause the value of debt securities to decrease. Actions by governments and central banking authorities may result in increases in interest rates. Conversely, a decrease in interest rates will generally cause the value of debt securities to increase. Interest rate declines may also increase prepayments of debt obligations. Consequently, changes in interest rates may have a significant effect on a Portfolio, especially if the Portfolio is holding a significant portion of its assets in debt securities that are particularly sensitive to interest rate fluctuations, such as debt securities with longer maturities, zero coupon bonds, and debentures. Interest rate changes may have different effects on the values of mortgage-related securities held by a Portfolio because of prepayment and extension risks.
Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.
Cyber Security Risk. Investment companies such as each Portfolio and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting a Portfolio or its Adviser, Subadvisers, custodian, transfer agent and other third party service providers may adversely impact a Portfolio. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Portfolio to regulatory fines or financial losses, and cause reputational damage. A Portfolio may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Portfolio may invest, which could result in materials adverse consequences for such issuers, and may cause a Portfolio’s investment in such portfolio companies to lose value.
Legislation and Regulation Risk. As a result of the dislocation of the credit markets during the 2008 recession, the securitization industry has become subject to additional and changing regulation. For example, pursuant to the Dodd-Frank Act, which went into effect on July 21, 2010, various federal agencies have promulgated, or are in the process of promulgating, regulations, and rules on various issues that affect securitizations, including: rule requiring that sponsors in securitizations retain 5% of the credit risk associated with securities they issue; requirements for additional disclosure; requirements for additional review and reporting; rules for swaps (including those used by securitizations); and certain restrictions designed to prohibit conflicts of interest. Other regulations have been and may ultimately be adopted. The risk retention rule (as it relates to CMBS) took effect in December 2016 and requires retention of at least 5% of the fair value of all securities issued in connection with a securitization. The risk (with respect to CMBS) must be retained by a sponsor (generally an issuer or certain mortgage loan originators) or, upon satisfaction of certain requirements, up to two third-party purchasers of interests in the securitization. The risk retention rules and other rules and regulations that have been adopted or may be adopted may alter the structure of securitizations, reduce or eliminate economic benefits of participation in securitizations, and could discourage traditional issuers, underwriters or other participants from participating in future securitization. Any of these outcomes could reduce the market for CMBS in which a Portfolio seeks suitable investments or otherwise adversely affect a Portfolio’s ability to achieve its investment objective.
Zero Coupon and Payment-In-Kind Securities. Each Portfolio, except the Index Fund, may invest in zero coupon U.S. Treasury securities. Each such Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.
When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.
Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their un-accrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Portfolio, most likely will be deemed the beneficial holder of the underlying U.S. government securities.
The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the U.S. Treasury sells itself.
A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in a Portfolio’s income. Accordingly, for a Portfolio to qualify for federal income tax treatment as a regulated investment company and to avoid certain taxes, the Portfolio will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from a Portfolio’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Portfolio will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.
PORTFOLIO TURNOVER
A Portfolio’s portfolio turnover rate is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. Although a Portfolio’s annual portfolio turnover rate cannot be accurately predicted, the Adviser anticipates that each Portfolio’s portfolio turnover rate normally will be below 100%. A 100% turnover rate would occur if all of the Portfolio’s portfolio securities were replaced once within a one year period. High turnover involves correspondingly greater commission expenses and transaction costs, which will be borne directly by a Portfolio, and may result in the Portfolio recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Portfolio must distribute to shareholders to maintain its status as a regulated investment company for federal income tax purposes and to avoid the imposition of federal income or excise taxes (see “Dividends, Distributions and Federal Income Taxes”).
The Portfolios do not intend to use short-term trading as a primary means of achieving their respective investment objectives. Generally, the Portfolios intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser or Subadvisers believe that portfolio changes are appropriate.
The portfolio turnover rates for the Portfolios for the two most recent fiscal years ended December 31, are detailed in the table below.

Name of Portfolio	2025	2024
Large Company Growth Portfolio(1)	104%	66%
Large Company Value Portfolio	51%	38%
Small Company Growth Portfolio(2)	121%	63%
Small Company Value Portfolio	63%	53%
Index Fund	5%	2%
International Fund	54%	49%
Income Fund(3)	67%	94%

(1)The higher Portfolio Turnover Ratio in 2025 was driven by volatile market conditions, resulting in an increased volume of trading. However, the ratio remains within the expected range.
(2)The higher Portfolio Turnover Ratio in 2025 was driven by volatile market conditions, resulting in an increased volume of trading, as well as the replacement of Granahan with Lord Abbett to manage a portion of the Portfolio.
(3)The lower Portfolio Turnover Ratio in 2025 remains within the expected range, reflecting no major changes to investment strategies.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the Subadvisers of information about the portfolio holdings and characteristics of each Portfolio. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a) to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the Board; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Portfolio assets and to minimize impact on remaining Portfolio shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the “CCO”). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.
The Company, Wilshire and/or the Subadvisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Company’s portfolio holdings information is provided daily on a real-time basis; (ii) MSCI Institutional Shareholder Services and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain Portfolios is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.
The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the Subadvisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Portfolio shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will determine in the best interests of the Company’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS
The investment restrictions described below are fundamental policies of each of the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the International Fund, and the Index Fund and cannot be changed without the approval of a majority of the Portfolio’s outstanding voting shares (as defined by the 1940 Act). In addition the investment objectives of the International Fund and Index Fund are fundamental policies and cannot be changed without the approval of a majority of the Portfolio’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in a Portfolio’s total assets will not result in a violation of the percentage limitations, except for the limitation on borrowing. The Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the International Fund, and the Index Fund may not:
1.Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.
2.Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.
3.Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33⅓% of the value of a Portfolio’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio’s total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.
4.Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33⅓% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.
5.Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.
6.Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
7.Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.
8.With respect to 75% of a Portfolio’s assets, hold more than 10% of the outstanding voting securities of any single issuer.
9.Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.
With respect to the investment restriction on borrowing, in the event that asset coverage falls below 33⅓% of its total assets, a Portfolio, except for the Income Fund, shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33⅓% of its total assets.
All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 1 above.
The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company’s Board. Each of the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the International Fund, and the Index Fund may not:
1.Invest in the securities of a company for the purpose of exercising management or control, but a Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.
2.Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of a Portfolio’s net assets would be so invested.
3.Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.
In addition, as a non-fundamental policy of each Portfolio, a Portfolio may not invest in the securities of other registered open-end investment companies or in registered trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.
The investment restrictions described below are fundamental policies of the Income Fund and cannot be changed without the approval of a majority of the Income Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Income Fund’s total assets will not result in a violation of the percentage limitations, except for the limitation on borrowing. The Income Fund:
1.may not purchase securities other than the securities in which the Income Fund is authorized to invest;
2.may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
3.may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
4.may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
5.may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
6.may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
7.may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time;
8.may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities; and
9.shall be a “diversified company,” as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
The investment restrictions described below are fundamental policies of the Large Company Growth Portfolio and cannot be changed without the approval of a majority of the Large Company Growth Portfolio’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Large Company Growth Portfolio’s total assets will not result in a violation of the percentage limitations, except for the limitation on borrowing. The Large Company Growth Portfolio may not:
1.Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.
2.Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.
3.Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33⅓% of the value of a Portfolio’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio’s total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.
4.Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33⅓% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.
5.Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.
6.Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
7.Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

8.The Large Company Growth Portfolio shall be a “diversified company,” as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
Each Portfolio may borrow from a line of credit to meet redemption requests or for other temporary purposes. The use of borrowing a Portfolio involves special risk considerations that may not be associated with other funds having similar policies. The interest which a Portfolio must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains.
DIRECTORS AND OFFICERS
The Board of Directors, two of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.
Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 600, Santa Monica, CA 90401.

Name and Age as of April 30, 2023	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Matt Forstenhausler, 66	Director and Chairperson of the Board	Director since 2023/Chairperson of the Board since 2026	Retired; formerly Partner, Ernst Young LLP (1981 to 2019)	8	Wilshire Variable Insurance Trust (1 Fund); Sound Point Meridian Capital; Corient Registered Alternatives; Sierra Income Fund (2020-2022)
Elizabeth A. Levy-Navarro, 63	Director	Since 2019	Corporate Advisor, Summit Strategy (2018 to 2023); Chief Executive Officer, Orrington Strategies (2002 to 2017); Partner, Practice Leader, and Operating Committee Member for The Cambridge Group (1993 to 2002).	8	Wilshire Variable Insurance Trust (1 Fund); Northwestern Mutual Series Fund
INTERESTED DIRECTOR and PRESIDENT
Jason Schwarz,(2) 51	Director and President	Director since 2018/ President since 2012	President, Wilshire Advisors LLC (since 2021); Chief Operating Officer, Wilshire Advisors LLC (2020 to March 2022); President, Wilshire Funds Management (2014 to 2020); President, Wilshire Analytics (2017 to 2020); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005 to 2014)	8	Wilshire Variable Insurance Trust (1 Fund)
OFFICERS
Steven O’Connor 51	Chief Compliance Officer and Secretary	Since 2026
Senior Vice President and Chief Compliance Officer, Wilshire Advisors LLC (since 2025); Consultant, Wilshire Advisors LLC (March 2025 to August 2025); Managing Director – Compliance, Beach Point Capital Management (2023 to 2025); Managing Director – Compliance, Guggenheim Partners Investment Management (2014 to 2023)

				N/A	N/A
Nathan R. Palmer, 49	Vice President	Since 2011
Managing Director, Wilshire Advisors LLC (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)
				N/A	N/A
Michael Wauters, 59	Treasurer	Since 2009	Managing Director - Finance, Wilshire Advisors LLC (since 2021); Chief Financial Officer (2013 to 2021), Controller, (2009 to 2012)	N/A	N/A
Josh Emanuel, 45	Vice President	Since 2015	Managing Director, Wilshire Advisors LLC (since 2015); Chief Investment Officer, Wilshire Advisors LLC (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010 to 2015)	N/A	N/A
Suehyun Kim, 48	Vice President	Since 2018	Senior Vice President, Wilshire Advisors LLC (since 2023); Vice President, Wilshire Advisors LLC (2018 to 2022); Director, Cetera Financial Group (2011 to 2018)	N/A	N/A
(1)Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
(2)Mr. Schwarz is considered an Interested Director because he is an officer of Wilshire.

Board of Directors
Under the Company’s Articles of Incorporation and the laws of the State of Maryland, the Board is responsible for overseeing the Company’s business and affairs. The Board is currently comprised of three Directors, two of whom are classified under the 1940 Act as “non-interested” persons of the Company and are often referred to as “independent directors.”
Qualifications and Experience
The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this SAI, that each Director should serve as a Director in light of the Company’s business and structure. Each Director also has considerable familiarity with the Wilshire family of investment companies (by service on the Board of the Company and Wilshire Variable Insurance Trust (the “Trust”)), the Adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Company. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Elizabeth A. Levy-Navarro. Ms. Levy-Navarro has served as Director of the Company since 2019, chairperson of the Valuation Committee since 2020 and chairperson of the Investment Committee and the Governance Committee since 2026. She has also served as a board member of other funds in the Wilshire funds complex since 2019, is on the board of Northwestern Mutual Series Fund and was on the board of Eastside Distilling Company. Ms. Levy-Navarro co-founded and was Chief Executive Officer of Orrington Strategies, a management consulting firm, helping investment management, insurance, and consumer products executives grow their businesses and brands, from 2002 to 2017. From 2018 to 2023, she has been a corporate advisor with Summit Strategy Advisors. Ms. Levy-Navarro was a fiduciary for Orrington Strategies’ 401k, profit sharing, and defined benefits plans. From 1993 to 2002, Ms. Levy-Navarro served as Practice Leader and Operating Committee Member for The Cambridge Group. Ms. Levy-Navarro led her practice helping corporate executives develop and implement demand-driven business strategies. Ms. Levy-Navarro serves on two privately-held company boards. Ms. Levy-Navarro earned her MBA in finance from The Wharton School, University of Pennsylvania, and holds a BBA in marketing from the University of Michigan.
Matt Forestenhausler. Mr. Forstenhausler has served as Director of the Company since March 2023, is chairperson of the Audit Committee since 2024, and chairperson of the Board since 2026. He has also served as a board member of the other funds in the Wilshire funds complex since 2023. Mr. Forstenhausler served as a director of the Sierra Income Fund from 2020 to 2022 and serves on the board of Sound Point Meridian Capital and Corient Registered Alternatives. Mr. Forstenhausler spent his career at Ernst & Young LLP from July 1981 to July 2019, retiring as a partner and the Americas Leader of its Registered Funds Practice. Mr. Forstenhausler has also served on the boards of a number of charitable, religious and social organizations. The Board has determined that Mr. Forstenhausler is an “audit committee financial expert” as defined by the SEC.
Jason Schwarz. Mr. Schwarz has served as Director of the Company since 2018. He has served as President of the Company since 2012. Mr. Schwarz is the President of Wilshire Advisors LLC and was formerly the Chief Operating Officer of Wilshire Advisors LLC. Mr. Schwarz joined Wilshire in 2005 and has served as President of the firm’s investment and analytics business practices. Mr. Schwarz earned his AB in government from Hamilton College and holds an MBA from the Marshall School of Business, University of Southern California.
Leadership Structure
The Company’s Board manages the business affairs of the Company. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Company’s other service providers and the Company’s CCO. The Board is comprised of three Directors, two of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Company and presides at meetings of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has four standing committees - an Audit Committee, a Governance Committee, an Investment Committee, and a Valuation Committee. The Audit Committee is responsible for monitoring the Portfolio’s accounting policies, financial reporting and internal control system; monitoring the work of the Portfolio’s independent accountants and providing an open avenue of communication among the independent accountants, management and the Board. The Governance Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Company’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser in the Adviser’s capacity as the Company’s Valuation Designee. The Investment Committee monitors performance of the Portfolios and the performance of the Adviser and Subadvisers. The Company’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Company’s activities, including, among others, Portfolio performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Company’s leadership structure is appropriate given the number, size and nature of the Portfolios in the fund complex.

Risk Oversight
Consistent with its responsibility for oversight of the Company and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other services providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Company and other service providers.
The Board requires senior officers of the Company, including the President, Treasurer and CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee on the Company’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Company’s CCO, including separate meetings with the independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Company’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Portfolios and the Valuation Committee receives valuation reports from the Adviser as the Company’s Valuation Designee. The Board also receives reports from the Company’s primary service providers on a periodic or regular basis, including the Adviser and Subadvisers to the Portfolios as well as the Company’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.
Committees
The Audit Committee held two meetings in 2025. The current members of the Audit Committee, all of whom are Independent Directors, include Mr. Forstenhausler (chairperson) and Ms. Levy-Navarro.
The Governance Committee held four meetings in 2025. The current members of the Governance Committee, all of whom are Independent Directors, include Ms. Levy-Navarro (chairperson) and Mr. Forstenhausler. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board candidates to the Governance Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chairperson of the Governance Committee.
The Investment Committee held four meetings in 2025. The current members of the Investment Committee, all of whom are Independent Directors, include Ms. Levy-Navarro (chairperson) and Mr. Forstenhausler.
The Valuation Committee held four meetings in 2025. The current members of the Valuation Committee, one of whom is an interested Director, include Ms. Levy-Navarro (chairperson) and Messrs. Forstenhausler and Schwarz.

Directors’ Holdings of Portfolio Shares
The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Portfolio as of December 31, 2025, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Dollar Range of Equity Securities in
Name of Director	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Index Fund	International Fund	Income Fund	All Portfolios Overseen by Director within Fund Complex(1)
Independent Directors
Matt Forstenhausler	None	None	None	None	$10,001 - $50,000	$10,001 - $50,000	None	$10,001 - $50,000
Elizabeth A. Levy-Navarro	None	None	None	None	None	None	None	None
Interested Director
Jason Schwarz	None	None	None	None	None	None	None	None

(1)“Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers. The Fund Complex includes the Portfolios and the Wilshire Variable Insurance Trust.
As of April 1, 2026, the Directors and officers of the Company did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of any class of any Portfolio.
As of April 1, 2026, the Independent Directors did not have any ownership of the Adviser or the Distributor.
Compensation
The Company and the Trust together pay each Independent Director an annual retainer of $60,000, pay to the Independent Board Chair an annual additional retainer of $12,000 and pay to each Committee Chair an annual additional retainer of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: a quarterly Board or special in-person meeting fee of $6,000 for Independent Directors and $7,000 for the Board Chair, a virtual special Board meeting fee of $3,000 for Independent Directors and $3,500 for the Board Chair, and a virtual Committee meeting fee of $1,500.
The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2025. The Company does not compensate any of the officers. The Company does not have any pension or retirement plans for the Directors.

Director	Aggregate Compensation From the Company(1)	Pension Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex(2)
Matt Forstenhausler	$67,003	N/A	N/A	$95,000
Elizabeth A. Levy-Navarro	$67,003	N/A	N/A	$95,000

(1)    The allocation of aggregate compensation paid from the Company for each Director is estimated based upon the Company’s ratio of average net assets for the year ended December 31, 2025. For the year ended December 31, 2025, the Company paid total Director compensation for retainers and meeting fees in the amount of $336,065 (of this amount the Large Company Growth Portfolio paid $75,313, the Large Company Value Portfolio paid $47,509, the Small Company Growth Portfolio paid $6,723, the Small Company Value Portfolio paid $6,817, the Index Fund paid $82,328, the International Fund paid $63,327, and the Income Fund paid $54,048).
(2)    This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the fund complex. The Fund Complex includes the Portfolios and the Wilshire Variable Insurance Trust.
PRINCIPAL HOLDERS OF SECURITIES
Listed below are the names and addresses of those shareholders who owned beneficially or of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of April 1, 2026 (a “Principal Shareholder”). Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control a Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.
The following table lists the Principal Shareholders of each Class:

Portfolio/Class	Shareholders	Percentage Owned
Large Company Growth Portfolio – Investment Class
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94101-4151	72.00%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	11.25%
Large Company Growth Portfolio – Institutional Class
	Capinco c/o US Bank, NA 1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	44.80%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	21.24%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	14.61%
	Charles Schwab & Co. Mutual Funds Dept. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	7.84%
Large Company Value Portfolio – Investment Class
	Charles Schwab & Co. Mutual Funds Dept. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	24.56%
	Jonathan C. Gaffney 150 Powers Road Binghamton, NY 13903-6504	12.92%
	Ameriprise Financial Services Inc. 707 2nd Avenue S Minneapolis, MN 55402-2405	10.82%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577-2539	9.51%
	US Bank NA Custody A/C Francis G. Chase SEP IRA 16 Cordis Street Wakefield, MA 01880-1710	8.51%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	6.77%
	US Bank NA Custody Tony Shieh Sarsep IRA 1247 12th Avenue San Francisco, CA 94122-2211	6.22%
Large Company Value Portfolio – Institutional Class

Portfolio/Class	Shareholders	Percentage Owned
	Capinco c/o US Bank, NA 1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	50.96%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	16.57%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	14.63%
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	11.59%
Small Company Growth Portfolio – Investment Class
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	24.35%
	Steven S. Andrews 1020 NE 90th Street Seattle, WA 98115-3025	21.51%
	Patrick B. Moran 8585 Via Mallorca Unit 34 La Jolla, CA 92037-2592	10.83%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	10.52%
Small Company Growth Portfolio – Institutional Class
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	45.13%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	18.43%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	16.99%
	Charles Schwab & Company Inc. Attn Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105-1901	13.12%
Small Company Value Portfolio – Investment Class
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	53.35%
	Peter James Reynolds TOD 1024 Edinborough Drive Durham, NC 27703-8489	8.07%

Portfolio/Class	Shareholders	Percentage Owned
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	6.87%
	Rachel K. Sion 17 Brampton Lane Great Neck, NY 11023-1303	6.05%
Small Company Value Portfolio – Institutional Class
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	45.46%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	17.56%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	16.30%
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	12.78%
Wilshire 5000 IndexSM Fund (formerly the FT Wilshire 5000 IndexSM) – Investment Class
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	43.63%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	23.53%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577-2539	8.83%
	Wells Fargo Clearing Services LLC 1 North Jefferson Avenue MSC MO3970 St. Louis, MO 63103-2254	5.99%
Wilshire 5000 IndexSM Fund – Institutional Class
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	58.79%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	21.45%
	Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	6.15%
Wilshire International Equity Fund – Investment Class
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	52.10%

Portfolio/Class	Shareholders	Percentage Owned
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	22.59%
	US Bank, N.A. Francis G. Chase Roth IRA 16 Cordis Street Wakefield, MA 01880-1710	11.60%
	LPL Financial Omnibus Customer Account Attn Lindsay O. Toole 4707 Executive Drive San Diego, CA 92121-3091	5.21%
Wilshire International Equity Fund – Institutional Class
	Capinco c/o US Bank, N.A. 1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	47.80%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	17.39%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	15.46%
	Charles Schwab & Co. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	12.11%
Wilshire Income Opportunities Fund – Investment Class
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	43.84%
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1901	33.29%
	LPL Financial Omnibus Customer Account Attn Lindsay O. Toole PO BOX 50946 San Diego, CA 92150-9046	11.32%
	US Bank, N.A. Sidney Krimson Mason Roth IRA PO BOX 707 Bunn, NC 27508-0707	8.04%
Wilshire Income Opportunities Fund – Institutional Class
	Capinco c/o US Bank, N.A. 1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	51.54%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	16.94%

Portfolio/Class	Shareholders	Percentage Owned
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	16.77%
	Charles Schwab & Co. Inc. Attn Mutual Fund OPS 211 Main Street San Francisco, CA 94105-1901	10.74%
The following table lists the control persons of each Portfolio:

Portfolio	Shareholders	Percentage Owned
Large Company Growth Portfolio
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	28.88%
	Charles Schwab & Co. Inc. Attn Mutual Funds Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	28.27%
Large Company Value Portfolio
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	49.79%
Small Company Growth Portfolio
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	32.64%
Small Company Value Portfolio
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	35.67%
Wilshire 5000 IndexSM Fund
	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	38.93%
	National Financial Services, LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-1995	31.00%
Wilshire International Equity Fund
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	47.62%
Wilshire Income Opportunities Fund
	Capinco c/o US Bank, N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	51.49%

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser and Subadvisers
Wilshire Advisors LLC (“Wilshire”) is the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated January 8, 2021 (the “Advisory Agreement”). Wilshire is owned by Monica HoldCo (US), Inc. Monica HoldCo (US), Inc. is controlled by CC Capital Partners, LLC and Motive Capital Management, LLC. Wilshire manages the portion of each of the Large Company Growth Portfolio, Large Company Value Portfolio, and the Wilshire International Equity Fund (the “International Fund”) that is invested in the Swaps Strategy (as defined in each Portfolio’s prospectus).
Pursuant to subadvisory agreements with Wilshire, each dated as indicated below, the following subadvisers each manage a portion of the Portfolio(s) as indicated:

Subadviser	Portfolio(s)	Agreement Date
Alger Management	Large Company Growth Portfolio	1/8/2021 as amended 5/13/2021
AllianceBernstein	Large Company Growth Portfolio	12/1/2021
Diamond Hill	Small Company Value Portfolio	4/22/2026
DoubleLine	Income Fund	1/8/2021
Hotchkis & Wiley	Large Company Value Portfolio	1/3/2021 as amended 11/3/2021
	Small Company Value Portfolio	1/3/2021 as amended 11/3/2021
Lazard	International Fund	1/8/2021
Lord Abbett	Small Company Growth Portfolio	1/30/2025
Los Angeles Capital	Large Company Growth Portfolio	1/8/2021
	Large Company Value Portfolio	1/8/2021
	Small Company Growth Portfolio	1/8/2021
	Small Company Value Portfolio	1/8/2021
	Index Fund	1/8/2021
	International Fund	1/8/2021
Manulife	Income Fund	1/8/2021
MFS	Large Company Value Portfolio	1/20/2021
Pzena	International Fund	1/8/2021
Ranger	Small Company Growth Portfolio	1/8/2021
Voya	Large Company Growth Portfolio	1/8/2021
	Large Company Value Portfolio	1/8/2021
	International Fund	1/8/2021
	Income Fund	1/8/2021
WCM	International Fund	1/8/2021

Investment Advisory Agreements and Fees
For the three most recent fiscal years ended December 31, the advisory fees for each Portfolio payable to Wilshire, the reductions attributable to fee waivers, the net fees paid with respect to the Portfolios, and the corresponding percentages of average net assets (net of waivers), were as follows:

Portfolio	Advisory Fee Expense	Reduction in Fee	Recouped Fees	Net Fee Paid	% of Average Net Assets
Large Company Growth Portfolio
2023	$1,647,717	$37,477	$5,724	$1,615,964	0.74%
2024	$1,862,029	$18,600	$0	$1,843,429	0.74%
2025	$1,995,388	$18,098	$0	$1,977,290	0.74%
Large Company Value Portfolio
2023	$1,220,041	$78,058	$0	$1,141,983	0.70%
2024	$1,265,115	$53,613	$0	$1,211,502	0.72%
2025	$1,236,785	$53,053	$0	$1,183,732	0.72%
Small Company Growth Portfolio
2023	$221,387	$134,112	$8,749	$96,024	0.37%
2024	$213,498	$140,401	$0	$73,097	0.29%
2025	$193,261	$149,467	$0	$43,794	0.19%
Small Company Value Portfolio
2023	$220,418	$159,538	$0	$60,880	0.23%
2024	$219,444	$155,323	$0	$64,121	0.25%
2025	$193,543	$151,528	$0	$42,015	0.18%
Index Fund
2023	$220,016	$0	$0	$220,016	0.10%
2024	$267,275	$0	$0	$267,275	0.10%
2025	$287,058	$0	$0	$287,058	0.10%
International Fund
2023	$2,202,717	$381,711	$0	$1,821,006	0.83%
2024	$2,221,184	$324,061	$0	$1,897,123	0.85%
2025	$2,232,570	$348,702	$0	$1,883,868	0.84%
Income Fund
2023	$1,254,940	$307,680	$0	$947,260	0.45%
2024	$1,200,591	$259,670	$0	$940,921	0.47%
2025	$1,110,964	$279,585	$0	$831,379	0.45%
Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Large Company Growth Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees and shareholder servicing fees, and extraordinary expenses) to 0.92% and 0.94% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Large Company Value Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees and shareholder servicing fees, and extraordinary expenses) to 0.98% and 0.95% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.

Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Small Company Growth Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees and shareholder servicing fees, and extraordinary expenses) to 1.03% and 0.96% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the Small Company Value Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees and shareholder servicing fees, and extraordinary expenses) to 0.99% and 0.98% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee to limit expenses of the International Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, Rule 12b-1 distribution fees and shareholder servicing fees, and extraordinary expenses) to 1.09% and 1.20% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
Wilshire has entered into a contractual expense limitation agreement to waive a portion of its management fee or reimburse expenses to limit expenses of the Income Fund (excluding taxes, brokerage expenses, dividend expenses on short securities,, Rule 12b-1 distribution fee and shareholder servicing fee, acquired fund fees and expenses, Rule 12b-1 distribution fee and shareholder servicing fee, and extraordinary expenses) to 0.77% and 0.85% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively.
These agreements to limit expenses continue through at least April 30, 2027 or upon the termination of the Advisory Agreement. To the extent that a Portfolio’s expenses are less than the expense limitation, Wilshire may recoup the amount of any management fee waived or expenses reimbursed within three years after the date on which Wilshire incurred the expense, if the recoupment does not exceed the existing expense limitation as well as the expense limitation that was in place at the time of the fee waiver or expense reimbursement.
The Advisory Agreement provides that Wilshire will act as the investment adviser to each Portfolio, and may recommend to the Board one or more subadvisers to manage one or more Portfolios or portions thereof. Upon appointment of a subadviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the subadviser, and assist and consult the subadviser in connection with the investment program of the relevant Portfolio.
The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolios under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolios. Wilshire is not protected, however, against any liability to the Portfolios or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.
The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to any Portfolio without penalty on 60 days’ notice by the Board, by vote of a majority of a Portfolio’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).
Investment Subadvisory Agreements and Fees
Pursuant to the subadvisory agreements with each of the Subadvisers (the “Subadvisory Agreements”), the fees payable to a Subadviser with respect to a Portfolio are paid exclusively by Wilshire and not directly by the stockholders of the Portfolio. The Subadvisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other Subadvisers with respect to any portion of the assets of any Portfolio other than the portions to be managed by the respective Subadvisers.
No Subadviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties, except for liability resulting from willful misfeasance, bad faith, negligence (gross negligence, in the case of DoubleLine, MFS, and Pzena) or reckless disregard of its obligations. Each Subadviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in any Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Subadviser to Wilshire or the Portfolios.
Following an initial two-year period, each Subadvisory Agreement will continue in force from year to year with respect to a Portfolio so long as it is specifically approved for a Portfolio at least annually in the manner required by the 1940 Act. The Subadvisory Agreements with each Subadviser were approved for the period ending August 31, 2026.

For the fiscal years ended December 31, 2023, 2024, and 2025, the aggregate subadvisory fees paid by Wilshire with respect to each Portfolio, and the corresponding percentage of net average assets, were as follows:

Portfolio	Aggregate Subadvisory Fees Paid	% of Average Net Assets
Large Company Growth Portfolio
2023	$508,509	0.23%
2024	$566,615	0.23%
2025	$611,422	0.23%
Large Company Value Portfolio
2023	$343,481	0.21%
2024	$348,362	0.21%
2025	$334,132	0.19%
Small Company Growth Portfolio
2023	$111,701	0.43%
2024	$106,497	0.42%
2025	$91,740	0.40%
Small Company Value Portfolio
2023	$101,815	0.39%
2024	$348,362	0.21%
2025	$87,577	0.39%
Index Fund
2023	$88,006	0.04%
2024	$106,910	0.04%
2025	$114,823	0.04%
International Fund
2023	$799,450	0.36%
2024	$812,234	0.37%
2025	$808,960	0.36%
Income Fund
2023	$711,309	0.34%
2024	$681,127	0.34%
2025	$630,814	0.34%

Portfolio Managers
The following paragraphs provide certain information with respect to the portfolio managers of each Portfolio as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of a Portfolio, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to use of affiliated brokers, personal trading and proxy voting are discussed below under “Portfolio Transactions,” “Code of Ethics” and “Proxy Voting Policy and Procedures.”

Alger Management
Ankur Crawford and Patrick Kelly manage Alger Management’s portion of the Large Company Growth Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Account	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Ankur Crawford, Ph.D. and Patrick Kelly, CFA
Registered Investment Companies	8	$15.9	0	$0
Other Pooled Investment Vehicles	6	$1.0	0	$0
Other Accounts	43	$4.1	1	$310

Conflicts of Interest
Summary
Alger Management is under common ownership with Weatherbie Capital, LLC (“Weatherbie”), a registered investment adviser based in Boston, Massachusetts, Redwood Investments, LLC, a registered investment adviser based in Boston, Massachusetts, and Alger Management, Ltd., a UK registered investment adviser. Alger Management provides significant management, distribution, administration, back-office, legal and compliance, and trading support for Weatherbie Capital, LLC, Redwood Investments, LLC and Alger Management, Ltd. Weatherbie Capital, LLC and Redwood Investments, LLC each serve as a sub-adviser for a number of Alger Management accounts, including certain of the Alger Family of Funds. Alger Management serves as a sub-adviser to Alger Management, Ltd. for certain accounts, including as sub-portfolio manager for Alger SICAV.
Alger Management is also under common ownership with Fred Alger & Company, LLC (“Alger LLC”), a registered broker-dealer. Alger LLC serves as the principal underwriter for the Alger Management-advised U.S. registered funds (“Alger Funds”), as a placement agent for certain private funds managed by Alger Management and Weatherbie, and as a broker-dealer for U.S. listed equity securities trades placed on behalf of certain clients of Alger Management, and provides distribution support to Alger Management, Ltd. for the Alger SICAV. Alger LLC does not conduct public brokerage business and substantially all of its transactions are in U.S. equities for those Alger Management clients who authorize Alger Management to use Alger LLC as a broker, provided that relevant regulations that govern their accounts allow it. Alger LLC does not act as principal in any client trade nor does it underwrite the offering of securities (except as the principal underwriter for the Alger Funds). On a regular basis, Alger Management evaluates whether the commissions, rates and fees charged by Alger LLC are commercially reasonable. Certain employees and officers of Alger Management serve as registered representatives and principals of Alger LLC.
In addition to serving as investment adviser of the Alger Funds, Alger Management is the investment manager for Alger Dynamic Return Fund, Alger Life Sciences Innovation Fund and Alger Life Sciences Innovation Offshore Fund each of which is a privately offered fund. Alger Management serves as the sub-portfolio manager for Alger SICAV, a publicly offered fund registered in Luxembourg, other jurisdictions in the European Union, Switzerland, the United Kingdom, Japan, Korea, and Singapore. Not all sub-funds of the Alger SICAV are registered in these jurisdictions. Alger Management also serves as a sub-adviser to third-party registered and private funds, as well as bank collective investment trusts. From time to time, Alger Management, its affiliates or a related person (“Alger Affiliates”) may own significant stakes in one or more of the above entities.
From time to time, Alger Management, Alger LLC, Weatherbie Capital, LLC, Redwood Investments, LLC, Alger Group Holdings, or Alger Associates, or other affiliated persons may hold controlling positions in certain pooled investment vehicles, such that they are considered affiliates.
Conflicts as a Result of Alger Management’s Other Affiliates
Alger Affiliates also have other direct and indirect interests in the equity markets, directly or through investments in pooled products, in which the Large Company Growth Portfolio directly and indirectly may invest. Investors should be aware that this may cause Alger Affiliates to have conflicts that could disadvantage the Large Company Growth Portfolio.
As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, conflicts and potential conflicts of interest, and other relevant information regarding Alger Management.
Client Recommendations. Alger Management may recommend to clients that they purchase interests in certain funds for which Alger Management serves as investment adviser or sub-adviser and in which Alger Management and related persons have a financial interest. Alger Management and such related persons will fully disclose such financial interests to all clients to which such recommendations are given in accordance with applicable regulations.
Selection of Administrative and Other Service Providers. Alger Affiliates currently provide administrative services, shareholder services, brokerage and other account services to the Alger Funds and other client accounts it manages. While any such engagement would be on market terms, it will nevertheless result in greater benefit to Alger Management than hiring a similarly qualified unaffiliated service provider.
In connection with these services and subject to applicable law, Alger Affiliates, including Alger Management, may from time to time, and without notice to investors or clients, insource or outsource certain processes or functions that it provides in its administrative or other capacities. Such insourcing or outsourcing may give rise to additional conflicts of interest, including which processes or functions to insource or outsource, which entity to outsource to, and the fees charged by Alger Affiliates or the third party. Alger Management maintains policies designed to mitigate the conflicts described herein; however, such policies may not fully address all situations described above.
Information Alger Management May Receive. Alger Management and its affiliates may have or be deemed to have access to information about certain markets, investments and funds because of Alger Affiliates’ activities. Alger Affiliates may therefore possess information which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held in the Large Company Growth Portfolio, or acquire certain positions on behalf of the Large Company Growth Portfolio. Moreover, Alger Management and its affiliates may come into possession of material, non-public information that would prohibit or otherwise limit its ability to trade on behalf of the the Large Company Growth Portfolio. Alger Management maintains policies designed to mitigate the conflicts described in this paragraph; however, such policies may not fully address situations described above.
Resources Shared Among Alger Affiliates. Alger Management shares certain resources with, receives certain services from, and provides certain services to various Alger Affiliates. Additionally, Alger Management, Weatherbie, and Redwood Investments, LLC can share general information with respect to regulatory developments and industry trends affecting or potentially affecting U.S. and/or foreign markets, sectors, industries, and specific companies. Such relationships may present conflicts with Alger Management’s provision of advisory services to its clients, including the Large Company Growth Portfolio.
Allocation Issues
Conflicts can emerge due to how Alger Management manages accounts or funds and allocates investment opportunities. To attempt to treat all clients reasonably in light of all factors relevant to managing an account, aggregated trades will generally be allocated pro rata among the accounts, including the Large Company Growth Portfolio, whenever possible. There are exceptions to this practice, however, as described below:
Unusual Market Conditions. During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Large Company Growth Portfolio, as it determines in its sole discretion.
Availability of Investments. The availability of certain investments such as initial public offerings or private placements may be limited. In such cases, all accounts (including the Large Company Growth Portfolio) may not receive an allocation and the performance of accounts which receive such allocations may be higher or lower than other accounts.
Alger Management, as a general practice, allocates initial public offering shares and other limited availability investments pro rata among the eligible accounts (including the Large Company Growth Portfolio) as requested by portfolio managers and in accordance with applicable policies and procedures. An account or accounts may not receive an allocation because it lacks available cash, is restricted from making certain investments, is considered an Alger Affiliate, is so large that the allocation is determined to be insignificant, or is so small that it would receive little or no allocation. Moreover, Alger Affiliates accounts may receive an allocation of an opportunity not allocated to other accounts.
Differing Guidelines, Objectives and Time Horizons. Because accounts (including the Large Company Growth Portfolio) are managed according to different strategies and individual client guidelines, certain accounts may not be able to participate in a transaction or strategy employed by Alger Management.
Actions taken by one account could affect others. A sale of securities by one account may cause a decline in the market value of those securities and other securities of the same issuer, having a material adverse effect on the performance of other accounts (including the Large Company Growth Portfolio) that hold those securities and do not sell such positions.
Alger Management may also develop and implement new investment approaches, which may not be employed in all accounts or pro rata among the accounts where they are employed, even if the approach is consistent with the objectives of all accounts. Alger Management may make decisions regarding the allocation of new investment approaches based on such factors as strategic fit and other portfolio management considerations, including an account’s capacity for such approach, the liquidity of the approach and its underlying instruments, the account’s liquidity, the business risk of the approach relative to the account’s overall portfolio make-up, the effectiveness of, or return expectations from, the approach for the account, and any such other factors as Alger Management deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular approach will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the approach and the availability of other approaches for the account.
Investing in Different Classes of the Same Issuer. Conflicts also arise when one or more accounts (including the Large Company Growth Portfolio) invests in different classes of securities of the same issuer. As a result, one or more accounts may pursue or enforce rights with respect to a particular issuer in which the Portfolio has invested, and those activities may have an adverse effect on the Portfolio. For example, if an account holds debt securities of an issuer and the Portfolio holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the account which holds the debt securities may seek a liquidation of the issuer, whereas the Portfolio which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more accounts, the Portfolio, or Alger Affiliates. The Portfolio may be negatively impacted by Alger Affiliates’ and other accounts’ activities, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger Affiliates and other accounts not pursued a particular course of action with respect to the issuer of the securities.
Conflicts Related to Timing of Transactions. While Alger Management will aggregate trades on behalf of similarly situated clients (including t the Large Company Growth Portfolio), there are instances when Alger Management places a trade ahead of, or contemporaneously with, trades for another account. In such cases, market impact, liquidity constraints, or other factors could result in the second account receiving less favorable trading results. The costs of implementing trades could be increased or the other account could otherwise be disadvantaged.
Although investment recommendations can apply to securities held across multiple strategies and held in multiple individual accounts, each account is managed separately. While Alger Management will use reasonable efforts to obtain timely execution across all accounts that may be affected by an investment recommendation, there can be no guarantee that such investment recommendation will be implemented simultaneously. It is possible that prior execution for or on behalf of an account or group of accounts could adversely affect the prices and availability of the securities and instruments for other accounts that later seek to trade the same securities or instruments.
Alger Management can delay an order for one account or group of accounts to allow portfolio managers of other strategies to participate in the same trade. In some instances, internal policies designed to facilitate trade aggregation may result in delays in placing trades, which may adversely affect trade execution.
Cross Transactions. From time to time and for a variety of reasons, certain accounts may buy or sell positions in a particular security while the Portfolio is undertaking the opposite strategy, which could disadvantage the Portfolio. To reduce this negative impact, when permitted by applicable law and when otherwise practical to do so, the accounts will enter into “cross transactions.” A cross transaction, or cross trade, occurs when Alger Management causes the Portfolio to buy a security from, or sell a security to, another client of Alger Management or Alger Affiliates. Alger Management will ensure that any such cross transactions are effected in accordance with applicable law and policies and procedures.
Valuation of Assets. Alger Affiliates may have a conflict of interest in valuing the securities and other assets in which the Large Company Growth Portfolio may invest. Alger Management is generally paid an advisory fee based on the value of the assets under management, so more valuable securities will result in a higher advisory fee. Alger Management may also benefit from showing better performance or higher account values on periodic statements.
Certain securities and other assets in which the Large Company Growth Portfolio may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Large Company Growth Portfolio. Such securities and other assets may constitute a substantial portion of the Large Company Growth Portfolio’s investments. Alger Management’s risk of misstating the value of securities is greater with respect to illiquid securities like those just described.
Alger Affiliates may hold proprietary positions in the Large Company Growth Portfolio. One consequence of such proprietary positions is that Alger Management may be incented to misstate the value of illiquid securities.
Regulatory Conflicts. From time to time, the activities of the Large Company Growth Portfolio may be restricted because of regulatory or other requirements applicable to Alger Affiliates and/or their internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. As a result, Alger Affiliates may implement internal restrictions that delay or prevent trades for the Large Company Growth Portfolio, which could result in less favorable execution of trades and may impact the performance of the Large Company Growth Portfolio.

Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Portfolio and Alger Management as well as for other Alger Affiliates. Such situations could arise if Alger Affiliates serve as directors of companies the securities of which the Portfolio wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management’s investment advisory business and Alger Affiliates’ businesses, the larger the potential that these restricted list policies will impact the performance of the Portfolio.
Other Potential Conflicts Relating to the Management of the Large Company Growth Portfolio by Alger Management
Potential Conflicts Relating to Alger Affiliates’ Proprietary Activities and Activities On Behalf of Other Accounts. Alger Management or Alger Affiliates may invest in equity or fixed-income securities that it recommends to its clients. The results achieved by Alger Affiliates proprietary accounts may differ from those achieved for other accounts. Alger Management will manage the Portfolio and its other client/Alger Affiliates accounts in accordance with their respective investment objectives and guidelines. However, Alger Management may give advice, and take action, with respect to any current or future client/Alger Affiliates accounts that may compete or conflict with the advice Alger Management may give to the Portfolio including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.
The directors, officers and employees of Alger Affiliates, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger Affiliates, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Large Company Growth Portfolio. To reduce the possibility that the Large Company Growth Portfolio will be materially adversely affected by the personal trading described above, Alger Management has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Large Company Growth Portfolio’s portfolio transactions. Alger Management has adopted a code of ethics (the “Code of Ethics”) and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, client/Alger Affiliates accounts managed by Alger Management and the Large Company Growth Portfolio. The Code of Ethics requires that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject.
Potential Conflicts in Connection With Proxy Voting
Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of clients, including the Large Company Growth Portfolio, and to help ensure that such decisions are made in accordance with Alger Management’s fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or Alger Affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. In other words, regardless of what Alger Management’s conflict of interest is, the importance placed on exercising a client’s right to vote dictates that Alger Management will cast the vote in accordance with its voting guidelines even if Alger Management, its affiliate, or its client, somehow, indirectly, benefits from that vote. For a more detailed discussion of these policies and procedures, see “Appendix A – Proxy Voting Policies” to the SAI.
Potential Conflicts in Connection with Brokerage Transactions
Trade Aggregation. If Alger Management believes that the purchase or sale of a security is in the best interest of more than one account (including the Large Company Growth Portfolio), it has the option to aggregate these orders.
When trades are aggregated, prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices are generally averaged, and a participating account will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of an individual account.
Orders to purchase or sell the same security are not aggregated in certain circumstances. This may be the case when there is a reasonable distinction between or among the orders. For example, orders without specific price requirements do not have to be aggregated with orders that are to be executed at a specific price. Also, certain accounts may be excluded from an aggregated trade if an account or accounts have a greater relative need to trade separately from other accounts due to legal, risk, tax, or other investment considerations.
Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise when orders are aggregated. Alger Management may aggregate trades for its clients (including the Large Company Growth Portfolio) and Alger Affiliates in private placements pursuant to internally developed procedures. In such cases, Alger Management will negotiate the material terms of such investments, including the price of such investments, and will prepare a written allocation statement reflecting the allocation of the private securities
Soft Dollars. Alger Management primarily relies on its in-house research to provide buy and sell recommendations. However, Alger Management does acquire research services provided by third party vendors, some of which it pays for with brokerage fees and commissions, sometimes referred to as “soft dollars.” The services that Alger Management may receive include: management meetings; conferences; research on specific industries; research on specific companies; macroeconomic analyses; analyses of national and international events and trends; access to experts on a particular sector, industry or security; evaluations of thinly traded securities; computerized trading screening techniques and securities ranking services; general research services (i.e., Bloomberg, FactSet); and alternative data subscriptions.
Consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), Alger Management will sometimes select brokers that charge higher commissions to provide brokerage and research services than would be charged by brokers providing trade execution services only. This benefits Alger Management because it does not have to pay for the research, products, or services. Such benefit gives Alger Management an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients’ interest in receiving the most favorable execution.
Alger Management periodically monitors execution and commission rates for trades placed with such brokers to assess the overall quality of such trade executions versus comparable trades with non “soft dollar” brokers. Research or other services obtained in this manner may be used in servicing any or all of the Large Company Growth Portfolio and other accounts. This includes accounts other than those that pay commissions to the broker providing soft dollar benefits. Therefore, such products and services may disproportionately benefit certain client/Alger Affiliates accounts, including the Large Company Growth Portfolio, to the extent that the commissions from such accounts are not used to purchase such services.
Alger Management has entered into commission sharing arrangements, which enable Alger Management to aggregate commissions at a particular broker-dealer. Alger Management can then direct that particular broker-dealer to pay various other broker-dealers from this pool of aggregate commissions for research and research services the broker-dealers have provided to Alger Management. These arrangements allow Alger Management to limit the broker-dealers it trades with, while maintaining valuable research relationships.
In certain cases, a research service may serve additional functions that are not related to the making of investment decisions (such as accounting, record keeping or other administrative matters). Where a product obtained with commissions has such a mixed use, Alger Management will make a good faith allocation of the cost of the product according to its use. Alger Management will not use soft dollars to pay for services that provide only administrative or other non-research assistance.
Compensation
Alger Management follows a merit-based investment culture which rewards analysts and portfolio managers for adherence to Alger’s investment process, generating investment ideas and overall performance of our clients' portfolios. Accordingly, the quality of research recommendations and implemented investments are monitored through absolute and relative performance in real time. Alger’s compensation and long-term incentive structure has four elements designed to attract and retain highly talented investment professionals:
I. Base Salary
Base salary is typically a function of experience, education, industry knowledge and the individual's performance in their role. At Alger Management, base salaries generally increase over time for our superior employees, rewarding their performance and contributions to the firm.
II. Cash Bonus
Cash Bonuses may be a significant portion of an individual’s compensation and can vary from year to year. The annual cash bonus considers various factors, including:
•Alger Management’s overall financial results and profitability
•Alger Management’s collective investment management performance
•An individual’s adherence to Alger Management’s investment process, generating investment ideas and overall performance of Alger Management clients' portfolios (both relative and absolute)
•Qualitative assessment of an individual's performance with respect to Alger's standards
•The individual's leadership contribution within the firm
III. The Alger Management Profit Participation Plan (“PPP”)
The firm gives key personnel the opportunity to share in the long-term growth and profitability of the firm. Members of the firm are eligible to receive “awards” annually in the PPP plan. The awards track the returns of Alger mutual funds and have a four-year “cliff-vesting” schedule. The total award earned can increase or decrease with Alger Management’s investment and Alger Management’s earnings growth over the four-year period.

IV. The Alger Partners Plan
The firm incentivizes key investment and non-investment executives through a phantom equity program that grants pro-rata rights to growth in the firm’s book value, dividend
As of December 31, 2025, the Dr. Crawford and Mr. Kelly did not own any shares of the Large Company Growth Portfolio.
AllianceBernstein
John H. Fogarty, CFA and Vinay Thapar, CFA manage AllianceBernstein’s portion of the Large Company Growth Portfolio. In addition to their portion of the Portfolio, the portfolio managers managed the following other accounts as of December 31, 2025, none of which were subject to a performance-based fee.

Type of Account	Total # of Accounts Managed	Total Assets (billions)
John H. Fogarty, CFA
Registered Investment Companies	11	$35.7
Other Pooled Investment Vehicles	8	$57.0
Other Accounts	3032	$11.7
Vinay Thapar, CFA
Registered Investment Companies	6	$32.5
Other Pooled Investment Vehicles	9	$61.4
Other Accounts	2930	$13.5

Conflicts of Interest
As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.
Allocating Investment Opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
Compensation
AllianceBernstein’s compensation program for portfolio managers, analysts and traders is designed attract and retain the highest-caliber employees. We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects the individual’s contributions in achieving client objectives.
Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component for portfolio managers averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation across all asset classes is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.
Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers. The qualitative component for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, being a good corporate citizen, and achievement of personal goals. Personal goals include objectives related to ESG and Diversity and Inclusion. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.
Research Analysts: Research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers. Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.
Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading. We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.
Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.
As of December 31, 2025, Mr. Fogarty and Mr. Thapar did not own any shares of the Large Company Growth Portfolio.
Diamond Hill
Aaron Monroe manages Diamond Hill’s portion of the Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Aaron Monroe, CFA
Registered Investment Companies	2	$233	0	$0
Other Pooled Investment Vehicles	2	$57	1	$30
Other Accounts	1	$14	0	$0

Conflicts of Interest
Portfolio manager Aaron Monroe is also responsible for managing other account portfolios in addition to the portion of the Small Company Value Portfolio (the “Portfolio”) which he manages. Management of other accounts, in addition to the Portfolio, can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time the portfolio manager may spend on other accounts versus the respective funds he manages. Diamond Hill has implemented specific policies and procedures to address any potential conflicts. Below are material conflicts of interest that have been identified and mitigated when managing other account portfolios as well as the Portfolio.
Performance Based Fees
Diamond Hill manages certain accounts for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As a result of the performance-based fee component, Diamond Hill may receive additional revenue related to the Performance Fee Accounts. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.
Trade Allocation
Diamond Hill manages numerous other accounts in addition to the portion of the Portfolio it manages. When the Portfolio and another of Diamond Hill’s clients seek to purchase or sell the same security at or about the same time, Diamond Hill may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for the Portfolio because of increased volume of the transaction. However, when another of Diamond Hill’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, Diamond Hill has adopted a trade allocation policy in which all trade orders occurring simultaneously among the Portfolio and one or more other accounts where Diamond Hill has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through Diamond Hill’s portfolio management software. When a trade is partially filled, the number of filled shares is generally allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product. Diamond Hill participates in Model Delivery Programs where Diamond Hill does not have investment discretion or trade execution authority. For certain investment strategies, model portfolio updates may be provided contemporaneously with Diamond Hill’s execution of transactions in client portfolios.
Code of Ethics and Personal Security Trading
Diamond Hill has adopted a Code of Ethics designed to: (1) demonstrate Diamond Hill’s duty at all times to place the interest of clients and Fund shareholders first; (2) align the interests of the portfolio managers with clients and Fund shareholders, and (3) mitigate inherent conflicts of interest associated with personal securities transactions. The Code of Ethics prohibits all employees of Diamond Hill, including the portfolio managers, from purchasing any individual equity and most fixed income securities that are eligible to be purchased in a client account by client portfolios. The Code of Ethics also prohibits the purchase of third party mutual funds in the primary Morningstar categories with which Diamond Hill competes. As a result, each of the portfolio managers are significant owners in the Diamond Hill strategies.
Best Execution and Research Services
Diamond Hill has controls in place for monitoring trade execution in client accounts, including reviewing trades for best execution. The primary consideration in placing a portfolio transaction with a particular broker is obtaining the most favorable prices for each client under the circumstances of each particular transaction. More specifically, Diamond Hill will consider the full range and quality of the services offered by a broker. The determination to place a trade with a particular broker will be based on certain considerations, including but not limited to: price competitiveness, execution capability, brokerage and research products, trading expertise in relevant financial instruments, liquidity provision, execution accuracy, commission rates, reputation, integrity, dispute resolution fairness, financial responsibility, and responsiveness in settling trades. Certain broker-dealers that Diamond Hill uses to execute client trades are also clients of Diamond Hill and/or refer clients to Diamond Hill creating a conflict of interest. To mitigate this conflict, Diamond

Hill adopted a policy that prohibits it from considering any factor other than best execution when a client trade is placed with a broker-dealer.
Diamond Hill may consider the receipt of research services in selecting brokers to execute portfolio transactions for client portfolios. Since Diamond Hill uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, Diamond Hill has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. There may be a conflict of interest if soft dollars are not spread in the same proportion across all accounts. Diamond Hill attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.
Compensation
Diamond Hill portfolio managers are paid a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of shareholders, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:
•The long-term pre-tax investment performance of the fund(s) that they manage and the related investment composite(s) of Diamond Hill;,
•Diamond Hill’s assessment of the investment contribution they make to strategies they do not manage;
•Diamond Hill’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration; and
•Diamond Hill’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities. Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis).
Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Portfolio manager compensation is not directly tied to product asset growth or revenue. However, both of these factors influence the size of the incentive pool, and therefore indirectly contribute to portfolio manager compensation. Incentive compensation is subject to review and oversight by the compensation committee of Diamond Hill’s board of directors. Only independent Diamond Hill directors are members of the compensation committee. The portfolio managers are also eligible to participate in the Diamond Hill 401(k) plan and related company match. Diamond Hill has a deferred compensation plan, whereby each portfolio manager is eligible to participate and may voluntarily elect to defer a portion of their incentive compensation. Portfolio managers are encouraged to invest any deferral of incentive compensation in a Diamond Hill Fund for the entire duration of the deferral.
As of December 31, 2025, Mr. Monroe did not own any shares of the Small Company Value Portfolio.
DoubleLine
Jeffrey E. Gundlach, Chief Executive Officer, and Jeffrey Sherman are the portfolio managers for the Income Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Messrs. Gundach and Sherman, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Accounts	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (billions)
Jeffrey E. Gundlach
Registered Investment Companies	30	$66.8	0	$0
Other Pooled Investment Vehicles	20	$6.5	2	$191.4
Other Accounts	66	$19.4	3	$1.8
Jeffrey Sherman
Registered Investment Companies	21	$29.8	0	$0
Other Pooled Investment Vehicles	11	$3.2	0	$0
Other Accounts	15	$4.0	0	$0

Conflicts of Interest
From time to time, potential and actual conflicts of interest may arise between the portfolio manager’s management of the investments of the Income Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by the portfolio manager might have similar investment objectives or strategies as the Income Fund, be managed (benchmarked) against the same index the Income Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Income Fund. The other accounts might also have different investment objectives or strategies than the Income Fund.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Income Fund. Because of his position as portfolio manager, the portfolio manager knows the size, timing and possible market impact of the Income Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Income Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Income Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Income Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Income Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Income Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting the Income Fund’s investment opportunities may also arise when the Income Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Income Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, the portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Income Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, the portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Income Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Income Fund.
Investors in the Income Fund may also be advisory clients of DoubleLine or the Fund may invest in a product managed or sponsored or otherwise affiliated with DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Income Fund, may render advice to the Income Fund that provides a direct or indirect benefit to DoubleLine an affiliate of DoubleLine or may manage or advise a product in which the Fund is invested in such a way that would not be beneficial to the Income Fund. For example, DoubleLine may advise a client who has invested in the Income Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so.
DoubleLine could also, for example, make decisions with respect to a structured product managed or sponsored by DoubleLine in a manner that could have adverse effects on investors in the product, including, potentially, the Income Fund. DoubleLine currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of the Income Fund, to another investment advisor which itself makes that advice available to a number of unaffiliated registered representatives, who then may provide identical or similar recommendations to their clients.
Affiliates of DoubleLine may invest in the Income Fund. DoubleLine could face a conflict if an account it advises is invested in the Income Fund and that account’s interests diverge from those of the Income Fund. The timing of a redemption by an affiliate could benefit the affiliate. For example, the affiliate may choose to redeem its shares at a time when the Income Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by an affiliate, is that investors remaining in the Income Fund will bear a proportionately higher share of Fund expenses following the redemption.
Broad and Wide-Ranging Activities. The portfolio manager, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio manager, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Income Fund.

Possible Future Activities. DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Income Fund. These clients may themselves represent appropriate investment opportunities for the Income Fund or may compete with the Income Fund for investment opportunities.
Performance Fees and Personal Investments. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Income Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Income Fund and performance fee based accounts on a fair and equitable basis over time.
Compensation
The overall objective of the compensation program for the portfolio managers employed by DoubleLine is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward DoubleLine’s portfolio managers for their contribution to the success of the clients and DoubleLine. The DoubleLine portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine.
Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio managers’ compensation.
Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.
Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of DoubleLine.
Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.
Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.
As of December 31, 2025, Messrs. Gundlach and Sherman did not own any shares of the Income Fund.
Hotchkis & Wiley
George Davis, Jr., Scott McBride, and Doug Campbell manage Hotchkis & Wiley’s portion of the Large Company Value Portfolio. Judd Peters and Ryan Thomes manage Hotchkis & Wiley’s portion of the Small Company Value Portfolio.
The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Account	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee
George Davis, Jr., Scott McBride, CFA, and Doug Campbell
Registered Investment Companies	24*	$23.7	2	$16.8B
Other Pooled Investment Vehicles	17	$3.9	2	$341M
Other Accounts	50	$7.2	4	$1B

*Excludes Wilshire Large Company Value Portfolio

Type of Account	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee
Judd Peters, CFA and Ryan Thomes
Registered Investment Companies	24*	$23.7	2	$16.8B
Other Pooled Investment Vehicles	17	$3.9	2	$341M
Other Accounts	50	$7.2	4	$1B

*Excludes Wilshire Small Company Value Portfolio
Conflicts of Interest
Portions of the Large Company Value Portfolio and Small Company Value Portfolio are managed by Hotchkis & Wiley’s investment team (Investment Team). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis & Wiley also provides model portfolio investment recommendations to sponsors without execution or additional services. The recommendations are provided either contemporaneously with the communication to its trading desk for discretionary client accounts or after Hotchkis & Wiley completes all corresponding trades for discretionary client accounts based on each contractual arrangement.
Hotchkis & Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis & Wiley’s other business activities and Hotchkis & Wiley’s possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis & Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conflicts where Hotchkis & Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis & Wiley seeks to mitigate the impact of these conflicts on a case by case basis.
Hotchkis & Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients’ brokerage business. Research services may benefit certain accounts more than others. Certain accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non- research function, Hotchkis & Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis & Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.
Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis & Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis & Wiley to favor such accounts in making investment decisions and allocations, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.
Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Conduct.

Compensation
The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.
The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.
Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis & Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.
Messrs. Peters, McBride, Davis, and Thomes own equity in Hotchkis & Wiley. Hotchkis & Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis & Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis & Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis & Wiley receive their pro rata share of Hotchkis & Wiley’s profits. Investment professionals may also receive contributions under Hotchkis & Wiley’s profit sharing/401(k) plan.
Hotchkis & Wiley maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis & Wiley has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.
Hotchkis & Wiley believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.
As of December 31, 2025, Mr. Peters and Mr. Thomes did not own any shares of the Small Company Value Portfolio and Mr. Davis, Mr. McBride, and Mr. Campbell did not own any shares of the Large Company Value Portfolio.
Lazard
Paul Moghtader, Taras Ivanenko, Alex Lai, Kurt Livermore, Ciprian Marin, Craig Scholl, Peter Kashanek, and Susanne Willumsen manage Lazard’s portion of the International Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Account	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Paul Moghtader, Peter Kashanek, Taras Ivanenko, Alex Lai, Kurt Livermore, Ciprian Marin, Craig Scholl, and Susanne Willumsen
Registered Investment Companies	11	$4	0	$0
Other Pooled Investment Vehicles	34	$5.6	0	$0
Other Accounts	91	$25.3	6	$740.9

Conflicts of Interest
Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the International Fund may invest or that may pursue a strategy similar to the International Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the International Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:
1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. Most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.
4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.
5. Certain portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.
6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the International Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the International Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.
7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
8. Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
Compensation
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
As of December 31, 2025, Paul Moghtader, Taras Ivanenko, Alex Lai, Kurt Livermore, Ciprian Marin, Craig Scholl, Susanne Willumsen, and Peter Kashanek did not own any shares of the International Fund.
Lord Abbett
F. Thomas O’Halloran, Matthew R. DeCicco, Vernon T. Bice, and Benjamin Ebel manage Lord Abbett’s portion of the Small Company Growth Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
F. Thomas O’Halloran
Registered Investment Companies	7*	$10,847.4	0	$0
Other Pooled Investment Vehicles	1**	$211.5	0	$0
Other Accounts	16	$782.6	3	$170.5
Matthew R. DeCicco
Registered Investment Companies	8*	$10,856.3	0	$0
Other Pooled Investment Vehicles	2***	$214	0	$0
Other Accounts	3	$1.2	0	$0
Vernon T. Bice
Registered Investment Companies	7*	$10,874.4	0	$0
Other Pooled Investment Vehicles	1**	$211.5	0	$0
Other Accounts	0	$0.0	0	$0
Benjamin Ebel
Registered Investment Companies	7*	$10,874.4	0	$0
Other Pooled Investment Vehicles	1**	$211.5	0	$0
Other Accounts	0	$0.0	0	$0

*Reflects mutual funds and series funds
**Reflects the Lord Abbett Global Funds - Innovation Growth Fund
***Reflects the Lord Abbett Global Funds - Innovation Growth Fund and Lord Abbett Global Funds - Global Health Care Fund

Conflicts of Interest
Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of Lord Abbett’s portion of the Small Company Growth Portfolio and the investments of the funds and accounts managed by Lord Abbett, including the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. In addition, a portfolio manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures relating to brokerage commissions and soft dollars. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics and Personal Trading Policy sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Portfolio. Moreover, Lord Abbett’s Insider Trading sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full-service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts in the table referenced above.
Compensation
The overall reward philosophy views compensation with a meritocratic and pay-for performance lens. Each investment professional receives compensation from Lord Abbett consisting of a base salary, discretionary bonus, deferred compensation, and profit-sharing plan contributions, if applicable. The level of base compensation takes into account the investment professional’s experience, reputation, and competitive market rates, as well as the investment professional’s leadership and management of the investment team. The other elements of total compensation are comprised of different forms of variable incentive.
Fiscal year-end discretionary bonuses, which can be a substantial percentage of overall compensation, particularly for non-partners, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate a fund’s performance against one or more benchmarks from among the fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the fund’s peer groups (as defined from time to time by third party investment research companies), as well as the fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a holistic review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team.
In addition, Lord Abbett may designate a bonus payment of a portfolio manager who is not a partner for participation in the firm’s deferred compensation plan. Depending on the portfolio manager’s level, they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
For analyst roles, performance reviews evaluate how analysts perform to the goals that have been set for each fiscal year period. Each analyst will always have a performance goal that will holistically assess the impact an analyst has on the performance of our funds. This assessment includes the contribution to performance, input from all portfolio managers, and a quantitative analysis of the analyst's recommendations. Additionally, each analyst has several critical developmental goals whose intent are to make the individual and team stronger each year. Analyst compensation is determined by the outcome of the performance review.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.
As of December 31, 2025, Messrs. O’Halloran, DeCicco, Bice, and Ebel did not own shares of any of the Portfolios.
Los Angeles Capital
Los Angeles Capital manages the Index Fund and a portion of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and International Fund. Los Angeles Capital is indirectly owned by LACM Holdings Inc. (“LACM Holdings”), a financial services holding company. LACM Holdings and, indirectly, Los Angels

Capital, are controlled by Thomas D. Stevens and Hal W. Reynolds. Thomas D. Stevens, CFA, Chairman and Senior Portfolio Manager; Hal W. Reynolds, CFA, Co-Chief Investment Officer; Daniel E. Allen, CFA, President, CEO, and Senior Portfolio Manager; and Daniel Arche, CFA, Director of Portfolio Strategy and Senior Portfolio Manager, are the senior portfolio managers for the Index Fund and a portion of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and the International Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles, and other accounts managed by Messrs. Stevens, Reynolds, Allen, and Arche, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Accounts	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (billions)
Thomas D. Stevens, CFA
Registered Investment Companies	9	$3.0	0	$0
Other Pooled Investment Vehicles	16	$15.5	3	$1.1
Other Accounts	26	$7.6	9	$5.0
Hal W. Reynolds, CFA
Registered Investment Companies	18	$10.6	1	$5.8
Other Pooled Investment Vehicles	20	$17.2	6	$2.6
Other Accounts	36	$7.7	9	$5.0
Daniel E. Allen, CFA
Registered Investment Companies	17	$7.6	0	$0
Other Pooled Investment Vehicles	20	$17.2	6	$2.6
Other Accounts	30	$7.6	9	$5.0
Daniel Arche, CFA
Registered Investment Companies	12	$6.7	0	$0
Other Pooled Investment Vehicles	8	$4.7	4	$2.1
Other Accounts	12	$1.1	1	$23 million

Conflicts of Interest
Los Angeles Capital has adopted policies and procedures, including brokerage and trade allocation policies and procedures, which the Firm believes are reasonably designed to manage, monitor and prevent the Firm from inappropriately favoring one account over another. Procedures adopted by Los Angeles Capital seek to treat all clients fairly and equally over time and to mitigate conflicts among accounts. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the investment management agreement, and such restrictions and instructions are monitored for compliance with the client’s investment guidelines.
Side-by-side management can result in investment positions or actions taken for one client account that differ from those taken in another client account, in situations where trades in one account closely precede transactions in the same securities in a different account, or in situations where clients receive different execution prices when trading the same security but at different times. Conversely, Los Angeles Capital could hold a long position in an account while at the same time taking a short position on the same issuer in another account. These situations occur due to differences in the risk and guideline constraints and exposures governing a client’s account in comparison to the other accounts managed by the firm. In addition, as a result of the liquidity characteristics of the securities within certain strategies, larger accounts could require extended trading horizons and experience lower completion rates on orders, higher transaction costs, and reduced performance when compared to smaller accounts in the same strategy. Additionally, certain accounts, including firm proprietary accounts, could trade more frequently than other accounts, creating more competition between and among client accounts, which can result in increased transaction costs, decreased liquidity in an investment, and/or impacts on the security price. These positions and actions can adversely affect or benefit different clients at different times.
Los Angeles Capital manages client accounts that have different investment strategies, objectives, restrictions, constraints, launch dates, and overlapping benchmark constituents. Given these customizations and differences, it is possible that Los Angeles Capital may be purchasing or holding a security for one account and simultaneously selling the same security for another account. However, simultaneously purchasing and selling the same security in the same account without the intent to take a bona fide market position (“wash trades”) is prohibited. Additionally, it is possible for the firm to purchase or sell the same security for different accounts during the same trading day but at differing execution prices. The order of account rebalances may work on some occasions to the account’s advantage or disadvantage. Client accounts also have different account trading strategies that include, but are not limited to, varying the frequency and order of account rebalances (e.g. weekly, semi-monthly, monthly or quarterly), varying the grouping of accounts or markets to be traded within accounts on a particular day (e.g. trading U.S. accounts before global accounts or rotating weeks between strategies), varying account turnover, aggregating trades lists, aggregating specific names within trade lists, varying names traded as a block, using third-party algorithms, using limit-orders, and adjusting executing broker trade strategy instructions. Los Angeles Capital reserves the right to explore trading strategies, methods and processes to further its best execution mandate for client accounts. Given these customizations and differences, it is possible that Los Angeles Capital may be purchasing or holding a security for one account and simultaneously selling the same security for another account.
The decision as to which accounts participate in an investment opportunity will take into account, among other things, the quantitative model’s outlook on the account’s strategy, the account’s investment guidelines, and risk metrics. Orders are sent to the market simultaneously subject to prevailing market conditions, client flows, and liquidity.
While each client account is managed individually with trade allocation determined prior to placing each trade with the broker, Los Angeles Capital may, at any given time, purchase or sell the same security in a block that is allocated amongst multiple accounts. Los Angeles Capital will generally execute transactions for clients on an aggregate basis when it believes that to do so would allow it to obtain best execution and remain consistent with the account’s investment guidelines. As such, Los Angeles Capital, from time to time, evaluates account trade lists for sizable or potentially illiquid transactions that may be aggregated among several concurrent account rebalances. There are a number of variables that can influence a decision to aggregate purchases or sales into a block, including but not limited to, order size, liquidity, client trading directives, regulatory limitations, round lot requirements, and cash flows. When there is decision making on whether to include or exclude certain accounts from a block transaction, there is always the potential for conflicts of interest. Furthermore, aggregation may operate on some occasions to the advantage of the account and on other occasions to the account’s disadvantage. Los Angeles Capital’s policies and procedures in allocating trades are structured to treat all clients fairly. Los Angeles Capital is not required to aggregate any particular trade. For example, an account with directed brokerage may not participate in certain block trades. The implementation of portfolio decisions is decided without consideration of the Firm’s (or any of its personnel’s) pecuniary investment, or other financial interests, including without consideration of the different fees or compensation the Firm receives from clients. Furthermore, Los Angeles Capital does not invest the assets of separately managed client accounts in commingled funds sponsored by Los Angeles Capital.
The Firm’s strategies predominantly invest in liquid common stocks. Based on a variety of factors including the strategy, guidelines, risk metrics and turnover goals, Los Angeles Capital determines the trading frequency for each account. Most accounts currently trade at least semi-monthly and others may trade more or less frequently depending on such things as turnover goals, market conditions and other factors unique to the strategy or markets in which they are invested.
Los Angeles Capital has designed a proprietary Brokerage Allocation Randomization system for objectively pairing which equity broker-dealer to use when executing an account’s transactions based on regional market eligibility/suitability characteristics, as well as perceived execution capability of the equity broker-dealer in such regional markets. Los Angeles Capital’s proprietary accounts using trading or portfolio management strategies that are utilized by other clients are primarily invested in liquid, benchmark securities, and may be traded in rotation with client accounts or on a particular day of the week depending on liquidity, size, and model constraints. The order of account rebalances may work on some occasions to the account’s advantage or disadvantage.
Los Angeles Capital’s portfolio managers manage accounts that are charged a performance-based fee alongside accounts in the same strategy with asset-based fee schedules. While performance-based fee arrangements may be viewed as creating an incentive to favor certain accounts over others in the allocation of investment opportunities, Los Angeles Capital has adopted policies and procedures that are reasonably designed to monitor and prevent the Firm from inappropriately favoring one account over another. Management and performance fees inure to the benefit of the Firm as a whole and not to specific individuals or groups of individuals. Further, Los Angeles Capital employs a quantitative investment process which utilizes the Firm’s proprietary investment model technology to identify securities that will be used to construct a portfolio.
Los Angeles Capital has adopted a Code of Ethics that includes procedures on ethical conduct and personal trading and requires pre-clearance authorization from both the Trading and Compliance and Regulatory Risk Departments for certain personal security transactions. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is monitored under the Code of Ethics, and is designed to reasonably identify and prevent conflicts of interest between the Firm and its clients.
Investment personnel of Los Angeles Capital or its affiliate may be permitted to be commercially or professionally involved with an issuer of securities. There is a potential risk that Los Angeles Capital personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Los Angeles Capital clients.
Before engaging in any outside business activity, employees must obtain approval of the CCO as well as other personnel. Any potential conflicts of interest from such involvement are monitored for compliance with Los Angeles Capital’s Code of Ethics. The Code of Ethics also governs employees giving or accepting gifts and entertainment.

Compensation
Each of Los Angeles Capital’s portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in the firm’s profit sharing plan. The aggregate amount of the contribution to the firm’s profit sharing plan is based on overall firm profitability with amounts paid to individual employees based on their relative overall compensation up to applicable legal limits. Each of the portfolio managers also is an equity holder of the firm and receive compensation based upon the firm’s overall profits. Certain portfolio managers are also eligible to receive a discretionary bonus from Los Angeles Capital.
As of December 31, 2025, Messrs. Stevens, Reynolds, Allen, and Arche did not own shares of any of the Portfolios.
Manulife
Thomas C. Goggins, Kisoo Park, Christopher Chapman, CFA, and Bradley L. Lutz, CFA, Davis Bees, CFA, Christopher Smith, CFA, and Kelly Lim, CFA manage Manulife’s portion of the Income Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Account	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Thomas C. Goggins
Registered Investment Companies	4	$4.9	0	$0
Other Pooled Investment Vehicles	42	$13.7	0	$0
Other Accounts	16	$5.6	0	$0
Christopher Chapman, CFA
Registered Investment Companies	4	$14.9	0	$0
Other Pooled Investment Vehicles	42	$13.7	0	$0
Other Accounts	16	$5.6	0	$0
Kisoo Park
Registered Investment Companies	4	$4.9	0	$0
Other Pooled Investment Vehicles	42	$13.7	0	$0
Other Accounts	16	$5.6	0	$0
Bradley L. Lutz, CFA
Registered Investment Companies	4	$4.9	0	$0
Other Pooled Investment Vehicles	43	$14.1	0	$0
Other Accounts	16	$5.6	0	$0
David Bees, CFA
Registered Investment Companies	8	$12.0	0	$0
Other Pooled Investment Vehicles	39	$13.5	0	$0
Other Accounts	16	$5.6	0	$0
Christopher Smith, CFA
Registered Investment Companies	4	$4.9	0	$0
Other Pooled Investment Vehicles	42	$13.7	0	$0
Other Accounts	16	$5.6	0	$0
Kelly Lim, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Conflicts of Interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Manulife does not believe that any material conflicts are likely to arise out of a portfolio manager‘s responsibility for the management of the Fund as well as one or more other accounts. Manulife has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Manulife has structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See Compensation below.
•A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Manulife has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched”, which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.
•A portfolio manager could favor an account if the portfolio manager‘s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager‘s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Manulife receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager‘s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager‘s compensation.
•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Manulife imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.
•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, Manulife seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Broker Selection
Manulife believes that the overriding consideration in selecting brokers for executing portfolio orders is the maximization of client profits through a combination of controlling transaction and securities costs and seeking the most effective use of brokers’ execution capabilities while maintaining relationships with those broker-dealers who consistently provide superior service. Manulife has implemented a process to evaluate the brokers used and the soft dollar products/ services provided by them. More specifically, it has established and implemented a formal broker review and voting process in which votes cast by equity portfolio managers and analysts to brokers translate into a percentage of research budget and subsequent research payment to brokers.
Compensation
Manulife has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. The structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of Manulife. A limited number of senior investment professionals, who serve as officers of both Manulife and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Income Fund.
•Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Manulife seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.
•Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of Manulife and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:
•Investment Performance: The investment performance of all accounts managed by the investment professional over one-, three-, and five-year periods are considered.
•The Profitability of Manulife: The profitability of the Sub-Advisor and its parent company are also considered in determining bonus awards.
•Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.
•Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.
Manulife also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.
As of December 31, 2025, Thomas C. Goggins, Kisoo Park, Christopher Chapman, CFA, Bradley L. Lutz, CFA, David Bees, CFA, Christopher Smith, CFA, and Kelly Lim, CFA did not own any shares of the Income Fund.
MFS
Benjamin Stone and Philip Evans manage MFS’ portion of the Large Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance-Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
Benjamin Stone and Philip Evans
Registered Investment Companies	8	$30.9B	0	$0
Other Pooled Investment Vehicles	3	$948.6M	0	$0
Other Accounts	7	$3.6B	0	$0

Conflicts of Interest
Summary
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both its portion of the Portfolio and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on the Portfolio if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Portfolio.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Compensation
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative and qualitative means to help ensure a durable investment process. As of December 31, 2025, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each Fund/strategy and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2025, the following benchmarks were used to measure Messrs. Stone and Evans’ performance for the portion of the Portfolio managed by MFS: Standard & Poor’s 500 Stock Index, Russell 1000® Index, Lipper Large-Cap Core Funds, and Morningstar US Large Blend.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
As of December 31, 2025, Messrs. Stone and Evans did not own any shares of the Large Company Value Portfolio.
Pzena
Caroline Cai, Allison Fisch, John Goetz, and Rakesh Bordia manage Pzena’s portion of the International Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts manged by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Account	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Caroline Cai
Registered Investment Companies	19	$14.9	2	$2,332
Other Pooled Investment Vehicles	68	$33.8	4	$940
Other Accounts	58	$18.1	0	$0
John P. Goetz
Registered Investment Companies	12	$10.7	1	$1,951
Other Pooled Investment Vehicles	57	$32.6	3	$441
Other Accounts	47	$12.2	1	$131
Allison Fisch
Registered Investment Companies	18	$13	1	$380
Other Pooled Investment Vehicles	39	$6.3	1	$499
Other Accounts	41	$12.6	0	$0
Rakesh Bordia
Registered Investment Companies	18	$13	1	$380
Other Pooled Investment Vehicles	39	$6.3	1	$499
Other Accounts	42	$12.6	0	$0

Conflicts of Interest
In Pzena’s view, conflicts of interest may arise in managing the fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling such conflicts.
Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict could arise.

The management of multiple Accounts inherently carries the risk that there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by using one investment approach (i.e., classic value investing) and by managing all Accounts on a strategy-specific basis.
If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the fund may not be able to take full advantage of that opportunity; however, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending on the size of the execution, Pzena may choose to allocate the executed shares on a pro-rata basis or on a random basis. As with all trade allocations, each Account generally receives pro-rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new-issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, a client-imposed trading prohibition on IPOs or on the business of the issuer, and brokerage restrictions.
With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders when it believes doing so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, nonsimultaneous transactions for the fund and another Account, which may temporarily impact the market price of the security or the execution of the transaction to the detriment of one or the other.
Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to ongoing reporting requirements and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates, or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.
Proxy voting for Accounts’ securities holdings may also pose certain conflicts. A potential material conflict of interest could exist in the following situations: (i) Pzena manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios; (ii) Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; or (iii) A Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member is generally defined as a spouse, child, parent, or sibling. Pzena’s proxy voting policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified by the firm.
Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product-specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.
Compensation
Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Large Company Value Portfolio or the International Fund relative to the performance of the Portfolio’s respective benchmark. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.
As of December 31, 2025, Mses. Cai and Fisch and Messrs. Goetz and Bordia did not own any shares of the International Fund.
Ranger
W. Conrad Doenges, Andrew Hill, Joseph LaBate, and Brown McCullough manage Ranger’s portion of the Small Company Growth Portfolio, and are primarily responsible for the day-to-day management of other pooled investment vehicles and other advisory accounts detailed below. The information below is provided as of December 31, 2025.

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed With Performance Based Advisory Fee	Total Assets With Performance-Based Advisory Fee (millions)
W. Conrad Doenges, Andrew Hill, Joseph LaBate, and Brown McCullough
Registered Investment Companies	4	$118.2	0	$0
Other Pooled Investment Vehicles	2	$73.7	0	$0
Other Accounts	14	$1,292.0	0	$0

Conflicts of Interest
Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts. As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.
Multiple Clients and Trade Allocations
Ranger manages and expects to continue to manage multiple client accounts. Generally, Ranger has discretionary authority over the investment portfolios for which it manages on behalf of clients.  An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.
As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis
Personal Trading
All employees or access persons are prohibited from front running client accounts and/or acting upon inside information. Under no circumstance may an employee, or family member living in the employee’s household, or any account over which an employee has control, benefit at the expense of investors or Ranger. Personal securities transactions are to be conducted consistent with Ranger’s policy and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual’s responsibility and position of trust.
Ranger has instituted a personal securities trading policy whereby access persons may trade for their own account(s) or any account where the access person has a beneficial interest in securities which may have been recommended to and/or purchased for the Ranger’s clients at some time in the past, is currently owned by Ranger clients, or may be under consideration for purchase or sale for Ranger clients. Under certain circumstances Ranger may recommend to clients that they purchase securities in which its employees have a financial interest.
To mitigate this conflict, policies and procedures have been instituted whereby access persons are required to submit a pre-clearance request via the web-based compliance platform. No trades may be executed without chief compliance officer and/or portfolio manager approval. There is a 30-day holding period for individual securities.

Soft Dollars
Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the 1934 Act. Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger. Accordingly, the authority to use soft dollar credits may give Ranger an incentive to select brokers or dealers for securities transitions, or to negotiate commission rates or other execution terms, in a manner that takes into account the soft dollar benefits received by Ranger rather than giving exclusive consideration to the interests of Ranger’s clients.  As such, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.
Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third-party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.
Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.
To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision making process.
Compensation
Ranger Investments’ portfolio managers generally receive a combination of (i) fixed compensation, including salary and firm provided benefits, (ii) variable compensation, including an equity interest in Ranger which is itself fixed but subject to profit linked, and therefore variable, distributions, and (iii) performance-based compensation, including discretionary bonus payments.
Bonuses are allocated in consideration of both (a) firm-wide factors, including Ranger’s revenues, asset growth, and overall portfolio performance, and (b) factors specific to an individual portfolio manager, including the pre-tax performance of the entire portfolio and the sectors covered by such portfolio manager, in comparison to the same sectors within the Russell 2000 Growth Index. This portion of the discretionary bonus is partially formulaic as it relates to the total portfolio and respective sectors performance relative to the benchmark. Bonuses are not based on how many companies a portfolio manager covers in the portfolio or the level of assets these companies represent. An additional component of a broader evaluation of each Portfolio Manager is more subjective and includes an evaluation of each portfolio manager’s contribution to the client service function, input to the investment process and willingness to work in a team environment.
As of December 31, 2025, Messrs. Doenges, Hill, LaBate, and McCullough did not own any shares of the Small Company Growth Portfolio.

Voya
Raj Jadav, Sean Banai, Vinay Viralam, and Anuranjan Sharma manage Voya’s portion of the Large Company Growth Portfolio, Large Company Value Portfolio, International Fund and Income Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Account	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Raj Jadav
Registered Investment Companies(1)	0	$0	0	$0
Other Pooled Investment Vehicles(2)	0	$0	0	$0
Other Accounts(3)	14	$679.4 million	0	$0.0
Sean Banai
Registered Investment Companies(1)	10	$14.6	1	$310.2 million
Other Pooled Investment Vehicles(2)	114	$5.9	0	$0
Other Accounts(3)	131	$26	0	$0.0
Vinay Viralam
Registered Investment Companies(1)	0	$0	0	$0
Other Pooled Investment Vehicles(2)	0	$0	0	$0
Other Accounts(3)	2	$1.4	0	$0.0
Anuranjan Sharma
Registered Investment Companies(1)	1	$217.3 million	0	$0
Other Pooled Investment Vehicles(2)	0	$0	0	$0
Other Accounts(3)	0	$0.0	0	$0.0

(1)Registered Investment Companies include mutual funds and variable portfolios.
(2)Other Pooled Investment Vehicles include collective trusts and Voya’s general account.
(3)Other accounts include separate accounts.
Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Income Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Income Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, Voya has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Income Fund.
Compensation
Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya sub-advised funds.
Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.
The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).
Voya’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan.
Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya sub-advised funds, each subject to a three-year cliff-vesting schedule. If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
As of December 31, 2025, Raj Jadav, Sean Banai, Vinay Viralam, and Anuranjan Sharma did not own any shares of the Large Company Growth Portfolio, Large Company Value Portfolio, Income Fund or the International Fund.
WCM
WCM, located at 281 Brooks Street, Laguna Beach, CA 92651, acts as subadviser to the International Fund pursuant to a subadvisory agreement with Wilshire. WCM is independently managed by its employees. Its CEO, Paul R. Black, owns more than 25% of WCM. WCM’s portion of the International Fund is team managed by Sanjay Ayer, Paul R. Black, Michael R. Trigg, and Jon Tringale. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of Messrs. Ayer, Black, Trigg, and Tringale, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2025.

Type of Accounts	Number of Accounts Managed	Total Assets Managed (billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (millions)
Sanjay Ayer, CFA
Registered investment companies	26	$34.3	0	$0
Other pooled investment vehicles	36	$18.7	4	$794.8
Other advisory accounts	519	$60.3	8	$2,133.6
Paul R. Black
Registered investment companies	19	$31.3	0	$0.00
Other pooled investment vehicles	23	$14.6	3	$774.6
Other advisory accounts	503	$59.2	8	$2,133.6
Michael B. Trigg
Registered investment companies	23	$33.5	0	$0
Other pooled investment vehicles	30	$15.7	3	$774.6
Other advisory accounts	506	$59.6	8	$2,133.6
Jon Tringale
Registered investment companies	19	$31.3	0	$0
Other pooled investment vehicles	22	$14.0	3	$774.6
Other advisory accounts	503	$59.2	8	$2,133.6

Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s trade allocation policy.
Compensation
Compensation for WCM portfolio management personnel is determined by research team leaders in conjunction with WCM’s Leadership Team, and consists of 1) a salary with 2) a possible bonus, 3) a possible revenue-share, and 4) a possible equity component.
1. Salary levels are based on the individual’s degree of industry tenure, experience, and responsibilities at the firm.
2. The bonus component is discretionary, and is based on qualitative employee performance measures, such as our return on time evaluation, contribution to the portfolio team, management of their portfolios, and other responsibilities (e.g., personnel management) at the firm. Furthermore, the overall performance of WCM (e.g., total assets under management, company profitability) will also impact this compensation component.
3. Portfolio managers may share in the revenue generated by the investment strategy for which they are responsible.
4. Finally, portfolio managers may also receive compensation in the form of offers of equity ownership and the consequent distributions therefrom.
Portfolio managers are also eligible to participate in the company’s 401(k) Employee Savings Plan, which includes an annual company contribution based on the profitability of the firm.
As of December 31, 2025, Messrs. Ayer, Black, Trigg, and Tringale did not own any shares of the International Fund.

Wilshire
Nathan R. Palmer, Anthony Wicklund, Josh Emanuel and Suehyun Kim manage Wilshire’s portion of the Large Company Growth Portfolio, Large Company Value Portfolio and International Fund. In addition to their portion of the Portfolio, the portfolio managers managed the following other accounts as of December 31, 2025, none of which were subject to a performance-based fee.

Type of Account	Total # of Accounts Managed	Total Assets (millions)
Nathan R. Palmer, CFA
Registered Investment Companies	2	$201
Other Pooled Investment Vehicles	28	$2.1 billion
Other Accounts	0	$0
Anthony Wicklund, CFA, CAIA
Registered Investment Companies	2	$201
Other Pooled Investment Vehicles	1	$82
Other Accounts	0	$0
Josh Emanuel, CFA
Registered Investment Companies	1	$1.5 billion
Other Pooled Investment Vehicles	1	$80
Other Accounts	0	$0
Suehyun Kim
Registered Investment Companies	0	$0
Other Pooled Investment	0	$0
Other Accounts	0	$0

Potential Conflicts of Interest. Wilshire has extensive business relationships with, and may provide services to, investment managers and other financial services providers that may be evaluated or recommended by us. Wilshire, for example, engages sub-advisors to manage portions of its discretionary funds. It may also be engaged as a sub-advisor by third-party funds. As well, Wilshire’s manager research team, which produces manager evaluations may participate in providing certain services to financial services providers, including investment managers and financial services providers that Wilshire may recommend to advisory clients. In addition, Wilshire provides products and services that compete with those that we evaluate or recommend. Wilshire recognizes that there are potential conflicts of interest between Wilshire’s obligation to provide objective advice to clients and our relationships with the investment managers and financial services providers we recommend to those clients.
Wilshire also receives differentiated fees or other compensation (including performance-based fees) from clients and may have incentives to favor some clients or accounts over others. For example, certain investors that are invested in pooled investment vehicles may pay higher or lower fees and expenses or may be subject to higher or lower incentive allocations than similarly situated investors that are invested in the same pooled investment vehicle. Amounts may vary as a result of differentiated factors that may include the particular circumstances of the investor or the size and scope of the overall relationship. Fee and expense allocations to investors may differ depending on the class of shares.
It is Wilshire’s policy to make evaluations, recommendations and decisions based solely upon the best interests of the client and without regard to any benefit (economic or otherwise) that Wilshire receives or might receive. Wilshire is committed to ensuring that it does not consider an investment manager’s or financial service provider’s business relationship with Wilshire, or lack thereof, in performing evaluations for or making recommendations to its advisory clients. Wilshire has implemented policies and procedures that seek to mitigate conflicts of interest through appropriate oversight, transparency and controls.
Transparency
Wilshire has an obligation to make full and fair disclosure of material facts to its clients. A fact is considered to be material when there is a substantial likelihood that a reasonable individual would consider it important or where knowledge of the information would be necessary for the client to make an informed decision.
Wilshire’s policy is to disclose material conflicts of interest to its clients and prospective clients. Wilshire will provide existing and prospective investment advisory clients with a Conflicts Disclosure Report (“Disclosure Report”), listing all relationships that Wilshire has with investment managers and other relevant financial services providers along with a summary of the types of services that Wilshire may provide to those entities. Wilshire also provides certain advisory clients with a Disclosure Report when making a manager recommendation or when otherwise deemed appropriate. Clients receiving a Disclosure Report may request more detailed information about managers or service providers with which the client has or is considering a relationship by contacting Compliance. For each manager or financial services provider for which a client has requested additional information, Wilshire will, where appropriate, provide a more detailed report.

When Wilshire recommends a Wilshire fund or other product to a client, Wilshire will provide the client with relevant disclosures including identification of the potential conflict of interest and the benefits (economic and otherwise) that Wilshire may obtain from a client’s investment; and, when deemed necessary, the client will be required to acknowledge and accept such conflict.
Controls
Wilshire will seek to implement relevant controls to mitigate conflicts. Controls include managing processes by which we deliver services to clients, assuring relevant and necessary personnel are engaged in appropriate activities at Wilshire and managing the exposure relevant parties within Wilshire may have to sensitive information. An ethical wall is a process for mitigating conflicts of interest by limiting the communication of information between individuals or groups, whether written or oral, which may give rise to a conflict of interest. Where reasonable and appropriate, Wilshire has established ethical walls around business activities where sharing information may create a conflict of interest. The ethical walls seek to prevent members of one group from accessing information that may influence the service they provide to a client. Wilshire recognizes, however, that it may not always be possible to erect ethical walls where it is deemed necessary (e.g., where the personnel necessary for the assignment are limited in number and cannot be divided into select groups around which to erect an ethical wall) and will in such instances seek other means to mitigate the conflict.
As of December 31, 2025, Messrs. Palmer, Emanuel, and Wicklund and Ms. Kim did not own any shares of the Large Company Growth Portfolio, Large Company Value Portfolio or the International Fund.
Compensation. Portfolio managers receive a base salary and a performance-based bonus. Base salary is fixed and is typically determined based on market factors and the skill and experience of the portfolio manager. For the performance-based bonus, portfolio managers are evaluated by comparing their performance against specific objectives, such as target benchmarks. Portfolio managers may also receive equity incentive grants which vest based on time and corporate profitability and/or valuation.
SEC Exemptive Order
The SEC has issued an order (the “Order”) to Wilshire and the Company exempting them from the 1940 Act requirement to submit to stockholders new or materially amended subadvisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to subadvisers. The Order provides that Wilshire may identify, retain and compensate subadvisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things: setting each Portfolio’s investment strategy and structure; selecting subadvisers; ongoing monitoring and evaluation of subadvisers; implementing procedures to ensure that subadvisers comply with the Portfolios’ investment objectives, policies and guidelines/restrictions; terminating subadvisers; and reallocating assets among subadvisers. Wilshire may allocate portions of each Portfolio’s assets among multiple subadvisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a Portfolio and each Portfolio as a whole; and terminate subadvisers to the extent necessary to achieve the overall objective of the Portfolios. Wilshire’s criteria for termination of a subadviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.
The Order was granted subject to, among other things, the following conditions: (1) prior to becoming effective with respect to a Portfolio, the stockholders of such Portfolio would approve operation of such Portfolio in the manner described above (the stockholders of the Portfolios approved such operation on March 29, 2002); (2) a Portfolio’s prospectus would describe the Order; (3) if a new subadviser were retained or a subadvisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the subadvisory agreement, except for certain fee information; (4) the majority of the Board would be independent, and new Independent Directors would be nominated by such existing Independent Directors; (5) in approving any change in subadviser, the Board would find that such change is in the best interests of a Portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to a Portfolio on a quarterly basis; (7) whenever a subadviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no Director or officer of the Company or Wilshire would own any interest in any subadviser, subject to certain exceptions; and (9) the Independent Directors of the Company would engage independent counsel to represent them.
Service Agreements
Administrator. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Company’s administrator pursuant to an administration agreement between Fund Services and the Company. Fund Services provides certain administrative services to the Company, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Company’s independent contractors and agents; preparing for signature by an officer of the Company all of the documents required to be filed for compliance by the Company and the Portfolios with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Company, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares. As compensation for its services, Fund Services receives from the Company a combined fee for fund administration and fund accounting services based on each Portfolio’s current average daily net assets. Fund Services is also entitled to certain out-of-pocket expenses.
Fund Services also acts as fund accountant, transfer agent (“Transfer Agent”), and dividend disbursing agent under separate agreements with the Company.
The table below describes the administration fees paid by each Portfolio to Fund Services for the fiscal years ended December 31, 2023, 2024, and 2025.

Portfolio	Administration & Accounting Fees Payable
Large Company Growth Portfolio
2023	$134,202
2024	$146,598
2025	$194,880
Large Company Value Portfolio
2023	$108,124
2024	$110,764
2025	$150,531
Small Company Growth Portfolio
2023	$34,877
2024	$38,113
2025	$47,616
Small Company Value Portfolio
2023	$38,189
2024	$41,506
2025	$59,272
Index Fund
2023	$156,765
2024	$181,501
2025	$257,126
International Fund
2023	$166,761
2024	$164,367
2025	$245,895
Income Fund
2023	$142,125
2024	$137,330
2025	$435,385

Expenses
All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Administrator, Wilshire, or the Distributor. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Administrator, Wilshire or the Distributor or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and SAIs for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolios on a basis determined by

Wilshire, subject to supervision by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.
Distributor. Following the dissolution of its subsidiary, Compass Distributors, LLC (“Compass”), Foreside Fund Services, LLC (the “Distributor” or “Foreside”) became the Distributor to the Company effective June 1, 2023. Foreside, located at 190 Middle Street, Suite 301, Portland, Maine 04101, is the distributor for the continuous offering of shares of the Company and acts as agent of the Portfolios in the sale of their shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Portfolios’ shares.
The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of the Company, including the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement.
The Distribution Agreement automatically terminates in the event of its assignment and may be terminated with respect to a Portfolio at any time without penalty by the Company or by the Distributor upon 60 days’ notice. Termination by the Company with respect to a Portfolio may be by vote of a majority of the Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of a Portfolio, as defined under the 1940 Act. The Distribution Agreement may not be amended with respect to a Portfolio to increase the fee to be paid by the Portfolio without approval by a majority of the outstanding voting securities of such Portfolio and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement.
The table below details the distribution fees paid by the Portfolios to the Distributor for the fiscal years ended December 31, 2023, 2024, and 2025.

Portfolio	2023	2024	2025
Large Company Growth Portfolio	$136,358	$177,101	$200,430
Large Company Value Portfolio	$9,498	$9,867	$9,803
Small Company Growth Portfolio	$4,433	$14,350	$13,378
Small Company Value Portfolio	$12,875	$13,622	$11,495
Index Fund	$354,953	$424,695	$456,378
International Fund	$2,083	$1,852	$1,973
Income Fund	$783	$503	$462

Service and Distribution Plan
The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Portfolios by vote of the majority of both (a) the Directors of the Company and (b) those Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, in each case cast in person at a meeting called for the purpose of voting on the Plan.
The Investment Class shares of each of the Portfolios reimburses the Distributor for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25% of the average daily net assets of each such Portfolio attributable to Investment Class shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.
The Plan will continue in effect with respect to the Investment Class Shares of a Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class Shares of a Portfolio. The Plan may be terminated at any time with respect to the Investment Class Shares of a Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of a Portfolio. Amounts spent on behalf of the Investment Class Shares of each Portfolio pursuant to such Plan during the fiscal year ended December 31, 2025 are set forth below.

Portfolio	Advertising	Printing	Compensation to Underwriter	Compensation to Broker Dealers	Compensation to Sales Personnel	Total
Large Company Growth Portfolio	$0	$0	$3,617	$196,813	$0	$200,430
Large Company Value Portfolio	$0	$0	$2,808	$6,995	$0	$9,803
Small Company Growth Portfolio	$0	$0	$3,617	$9,761	$0	$13,378
Small Company Value Portfolio	$0	$0	$3,219	$8,276	$0	$11,495
Index Fund	$0	$0	$3,061	$453,317	$0	$456,378
International Fund	$0	$0	$408	$1,565	$0	$1,973
Income Fund	$0	$0	$50	$412	$0	$462
Shareholder Servicing Plan
Each Portfolio has adopted a shareholder services plan with the Distributor for both its Investment Class Shares and Institutional Class Shares to pay the expenses associated with certain shareholder servicing arrangements with third parties. Payments of such fees to any such shareholder service provider may be made by the Investment Class Shares and Institutional Class Shares annually of up to 0.20% and 0.15%, respectively, of a Portfolio’s average net assets attributable to the shares held by such service provider. For the fiscal year ended December 31, 2025, the shareholder service fees paid with respect to each class are set forth below.

Shareholder Service Fees Paid for the Year Ended December 31, 2025
Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	$105,190	$107,388
Large Company Value Portfolio	$2,716	$80,495
Small Company Growth Portfolio	$3,645	$23,561
Small Company Value Portfolio	$5,025	$22,131
Index Fund	$159,238	$26,989
International Fund	$1,235	$104,632
Income Fund	$242	$88,208
Custodian
U.S. Bank, National Association, an affiliate of Fund Services, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the assets of the Fund. Under the Custody Agreement, U.S. Bank, National Association maintains each Portfolio’s securities, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on portfolio securities and performs other ministerial duties as outlined in the Custody Agreement.
Counsel
Vedder Price P.C., located at 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to the Company and the Independent Directors.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Company’s independent registered public accounting firm. Its services include auditing the Portfolios’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
CODE OF ETHICS
The Board has adopted Codes of Ethics (collectively, the “COE”) for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act. The COE restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.
Each person covered by the COE is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Portfolio within periods of trading by a Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, each Subadviser has adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.
PROXY VOTING POLICY AND PROCEDURES
The Subadvisers have been delegated the responsibility for voting the Portfolios’ proxies pursuant to the Investment Subadvisory Agreements. Each Subadviser votes proxies according to proxy voting policies, which are described in Appendix A. Wilshire monitors the Subadvisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a Subadviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.
The Company is required to file an annual report of each proxy voted with respect to portfolio securities of each Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or each Subadviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-866-591-1568, or (ii) on the SEC’s website at www.sec.gov.
Wilshire votes proxies according to its proxy voting policy which is included in Appendix A of this SAI. Certain information regarding the proxy voting policies of the Subadvisers is summarized in Appendix A.
PORTFOLIO TRANSACTIONS
Each Subadviser supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the portion of each Portfolio it serves. In this capacity, each Subadviser allocates portfolio transactions among broker-dealers in the best judgment of the Subadviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Subadvisers. Information so received is in addition to and not in lieu of services required to be performed by the Subadvisers and their fees are not reduced by the receipt of such supplemental information.
Such information may be useful to the Subadvisers in serving both the Portfolios and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Subadvisers in carrying out their obligations to the Portfolios. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the OTC market, the Portfolios will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Subadviser has procedures in place to monitor best execution. Neither Wilshire nor any of the Subadvisers considers the sale of each Portfolio’s shares in selecting brokers to effect Portfolio transactions.
Although each Subadviser makes investment decisions for a Portfolio independently from those of its other accounts, investments of the kind made by a Portfolio may often also be made by such other accounts. When a Subadviser buys or sells the same security at substantially the same time on behalf of a Portfolio and one or more other accounts managed by that Subadviser, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.
Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses and the payment by shareholders of taxes on above-average amounts of recognized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to a Portfolio’s shareholders. Recognizing this, each Subadviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.
The Adviser may direct or suggest to a Subadviser to execute purchases and sales of portfolio securities for the Portfolio through brokers or dealers designated by management of the Adviser for the purpose of providing direct benefits to the Portfolio, subject to the Subadviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and a Portfolio may receive less favorable prices, than those which a Subadviser could obtain from another broker or dealer, in order to obtain such benefits for the Portfolio. For the fiscal year ended December 31, 2025, the Portfolios’ Subadvisers directed approximately $78,020,620 of transactions through the Portfolios’ brokerage commission recapture program, which transactions generated $5056 in aggregate commissions as detailed for each Portfolio below. Of this amount, approximately $673 was retained by the broker and $4383 was returned to the Portfolios to offset Portfolio operating expenses.

Portfolio	Fund Commissions Generated from Brokerage Commission Recapture Program for the Fiscal Year Ended 12/31/25
Large Company Growth Portfolio	$847
Large Company Value Portfolio	$392
Small Company Growth Portfolio	$334
Small Company Value Portfolio	$986
Index Fund	—
International Fund	$2,497
Income Fund	—
For the fiscal years ended December 31, 2023, and 2024, and 2025 each Portfolio paid total brokerage commissions as set forth in the table below.

Portfolio	2023	2024	2025
Large Company Growth Portfolio	$53,936	$58,917	$87,705
Large Company Value Portfolio	$36,465	$29,188	$27,970
Small Company Growth Portfolio	$35,263	$28,808	$32,215
Small Company Value Portfolio	$24,539	$23,000	$25,068
Index Fund	$5,075	$4,105	$7,494
International Fund	$139,874	$130,347	$128,854
Income Fund	$10,172	$18,918	$10,546
As of December 31, 2025, each Portfolio held the securities of their regular brokers or dealers as set forth below.

Brokers or Dealers	Market Value
Large Company Growth Portfolio
J.P. Morgan Securities LLC	$971,523
Morgan Stanley & Co. LLC	$383,815
Wells Fargo Securities, LLC	$103,149
Citigroup Global Markets Inc.	$37,808
BOFA Securities Inc.	$1,495,996
Large Company Value Portfolio
Citigroup Global Markets Inc.	$2,124,458
J.P. Morgan Securities LLC	$2,583,555
Morgan Stanley & Co. LLC	$256,855
Wells Fargo Securities, LLC	$2,060,983
International Fund
J.P. Morgan Securities LLC	$777,043
Morgan Stanley & Co. LLC	$352,932
Barclays Capital Inc.	$448,596
Wells Fargo Securities, LLC	$102,156
Income Fund
Morgan Stanley & Co. LLC	$397,761
Citigroup Global Markets Inc.	$572,954
Goldman Sachs & Co. LLC	$88,343
UBS Securities LLC	$394,797
J.P. Morgan Securities LLC	$1,521,583

NET ASSET VALUE
The NAV per share of each class of each Portfolio is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. ET, on each day the NYSE is open for trading.
Each Portfolio sells and redeems its shares at NAV per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily NAV of each Portfolio’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of a Portfolio less its liabilities. The price at which a purchase is effected is based on the next calculated NAV after the order is received by the Portfolio. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded OTC (other than on National Association of Securities Dealers Automated Quotation “NASDAQ”) in the U.S. are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASDAQ System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to U.S. dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures approved by the Board or are valued at fair value as determined in good faith by the Adviser, the Company’s Valuation Designee. Securities whose values are considered unreliable because a significant valuation event has occurred may be valued at fair value by the Adviser.
Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Company’s pricing agent, if available, and otherwise are valued at amortized cost if the Adviser concludes it approximates fair value. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.
PURCHASE OF PORTFOLIO SHARES
The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Buy Portfolio Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Portfolio’s shares.
Transactions Through Securities Dealers. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolios’ shares in an account with their firm. Dealers also may require that the customer invest more than the minimum investment, the customer not request redemption checks to be issued in the customer’s name, the customer not purchase fractional shares, or other conditions.
There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor’s account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.
In-Kind Purchases. Payments for each Portfolio’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for a Portfolio. For further information about this form of payment, please contact the Transfer Agent. Generally, securities which are accepted by the Company as payment for a Portfolio’s shares will be valued using a Portfolio’s procedures for valuing its own shares at the time a Portfolio’s NAV is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of a Portfolio and must be delivered to a Portfolio upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to a Portfolio and are not subject to any restriction on sale by a Portfolio under the 1933 Act or otherwise; and (3) a Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may recognize a gain or loss for federal income tax purposes on the exchange of securities for shares of a Portfolio.

REDEMPTION OF PORTFOLIO SHARES
The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Sell Portfolio Shares.”
Wire Redemption Privilege. By using this privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.
To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”
Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account. Certain redemption requests will require a signature guarantee by an eligible guarantor institution.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days;
•For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as a Portfolio’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.
Suspension of Redemptions. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.
New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXES
The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences or a discussion of circumstances applicable to certain types of shareholders. Investors are therefore advised to consult their tax advisers before making an investment decision. This discussion assumes that each investor holds his, her or its shares in a Portfolio as a capital asset and is a U.S. shareholder (except as otherwise specifically provided below).
For purposes of this summary, a “U.S. shareholder” is a beneficial owner of shares of a Portfolio that is for U.S. federal income tax purposes:
•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as such term is defined under the Internal Revenue Code of 1986, as amended (the “IRC”)) have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person under the IRC)
A “Non-U.S. shareholder” is a beneficial owner of shares of a Portfolio that is an individual, corporation, trust or estate and is not a U.S. shareholder.
If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Portfolio, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding a Portfolio shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of his, her or its Portfolio shares.
Regulated Investment Companies
The Company’s management believes that each Portfolio qualified as a “regulated investment company” under Subchapter M of the IRC (“regulated investment company”), for the fiscal year ended December 31, 2025 and intends to meet the same qualifications for the fiscal year ending December 31, 2026. Qualification as a regulated investment company relieves a Portfolio from any liability for federal income tax to the extent that its earnings are distributed to shareholders. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.
As a regulated investment company, a Portfolio will not be liable for federal income tax provided it timely distributes all of its income and gains. Qualification as a regulated investment company under the IRC requires, among other things, that each Portfolio (a) derive each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its total assets is invested, including through corporations in which the Portfolio owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers (other than the securities of other regulated investment companies) which the Portfolio controls and which are determined to be engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid and at least 90% of its net tax-exempt interest income, if any.

Because the Index Fund is established in part as an investment for certain insurance variable annuity contracts, the IRC imposes additional diversification requirements on the Index Fund. Generally, these requirements are that at each calendar quarter end or within 30 days thereafter no more than 55% of the value of the Index Fund’s total assets may be in any one investment, no more than 70% of the value in any two investments, no more than 80% of the value in any three investments, and no more than 90% of the value in any four investments.
A Portfolio generally will be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year (or November 30 or December 31 of that year if the Portfolio is permitted to elect and so elects), and (3) all undistributed ordinary income and capital gain net income for previous years. The Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to this excise tax.
Dividends paid by a Portfolio from ordinary income, and distributions of a Portfolio’s realized net short-term capital gains, are generally taxable for federal income tax purposes to its U.S. shareholders as ordinary income. Certain distributions to corporate U.S. shareholders will be eligible for the dividends received deduction provided that such U.S. shareholder meets certain holding period and other requirements under the Code in respect of the Portfolio's shares and the Portfolio also meets the same holding period and other requirements, and distributions to U.S. shareholders that are individuals and other noncorporate U.S. shareholders will be eligible for taxation at long-term capital gain rates, to the extent that the income of the Portfolios is derived from certain qualified dividends. Dividend income earned by a Portfolio will be qualified only if a Portfolio has satisfied certain holding period and other requirements. In addition, the U.S. shareholder must meet the same holding period and other requirements that the Portfolio must meet with respect to his, her or its Portfolio shares. If a Portfolio participates in a security lending transaction and receives a payment in lieu of dividends with respect to securities on loan, such income generally will not constitute qualified dividend income or be eligible for the dividends received deduction. After the end of its taxable year, each Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the IRC. Net capital gain distributions are not eligible for the dividends received deduction or qualified dividend income treatment.
Under the IRC, any distributions designated as being made from net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to a Portfolio’s U.S. shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by each Portfolio as a capital gains distribution in a written notice to its shareholders. The maximum federal income tax rate applicable to long-term capital gains is 20% for U.S. shareholders that are individuals and other noncorporate U.S. shareholders. Corporate U.S. shareholders are taxed on long-term capital gains at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of a Portfolio.
Dividends and distributions are generally taxable for federal income tax purposes to U.S. shareholders at the time the distribution is received. A dividend or distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such dividends or distributions will be taxable to U.S. shareholders (other than those not subject to federal income tax) in the calendar year in which the dividends or distributions are declared, rather than the calendar year in which the dividends or distributions are received.
The sale, exchange or redemption of shares of a Portfolio may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if such shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Portfolio will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of such shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the U.S. shareholder with respect to such shares. All or a portion of any loss realized upon a taxable disposition of shares of a Portfolio will be disallowed if other shares of the Portfolio or other substantially identical stock or securities are acquired (including through reinvestment of dividends) within 30 days before or after the disposition. In such a case, the basis of the newly purchased stock or securities will be adjusted to reflect the disallowed loss. A U.S. shareholder’s ability to utilize capital losses may be limited by the IRC.
An additional 3.8% Medicare tax contribution is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Any dividend or distribution paid shortly after an investor’s purchase of shares of a Portfolio may have the effect of reducing the aggregate NAV of his, her or its shares below the cost of his, her or its investment. Such a dividend or distribution would be a return on investment in an economic sense but subject to federal income tax. This is referred to as “buying a dividend.”

Certain distributions reported by a Portfolio as Section 163(j) interest dividends may be treated as interest income by U.S. shareholders for purposes of the interest expense limitations under IRC Section 163(j). This treatment may increase the amount of a shareholder’s deductible interest expense. Such treatment by a U.S. shareholder is generally subject to holding period requirements and other potential limitations although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Portfolio is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Portfolio’s business interest income over the sum of the Portfolio’s (i) business interest expense and (ii) other deductions properly allocable to the Portfolio’s business interest income. A Portfolio may choose not to designate Section 163(j) interest dividends.
Hedging Transactions
Ordinarily, gains and losses realized from Portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the IRC. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury Regulations to be issued in the future.
Under Section 1256 of the IRC, a gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the sale or lapse of such futures as well as from closing transactions. In addition, any such futures positions that are open at the end of a Portfolio’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above. In such circumstances, a Portfolio may have to dispose of Portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash, to satisfy the distribution requirements to maintain its status as a regulated investment company or to avoid federal income or excise taxes.
Offsetting positions held by a Portfolio involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The federal income tax treatment of straddles is governed by Sections 1092 and 1258 of the IRC, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the IRC. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized as ordinary income.
If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the IRC. A Portfolio may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to a Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by a Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.
Under Section 1259 of the IRC, a Portfolio may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver, the same or substantially identical property relating to an appreciated direct position held by the Portfolio. Such transactions may be considered constructive sales of the appreciated direct position for federal income tax purposes.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Portfolio may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Portfolio’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Portfolio’s income and gains and distributions to shareholders, affect whether the Portfolio has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Portfolio may invest in certain derivatives and other investments in the future.
Other Investments
If a Portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Portfolio must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue to qualify as a regulated investment company and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Portfolio may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Portfolio invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Portfolio elects to include the market discount in income as it accrues.
A Portfolio’s investment in lower-rated or unrated debt securities may present issues for the Portfolio if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
To the extent a Portfolio invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Because the amount of a Portfolio’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. None of the Portfolios (except the International Fund, see below) expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Portfolio, with the result that the Portfolio’s net investment income will be reduced by the foreign taxes paid by the Portfolio and the Portfolio’s shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.
Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the IRC, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. For example, if a Portfolio sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss.
The International Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the IRC, which allows a regulated investment company to pass through its foreign taxes to its shareholders. To be eligible for this treatment, more than 50% of the value of the International Fund’s total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the International Fund must have distributed at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest income. If the International Fund makes this election, it may not take any foreign tax credit, and may not take a deduction for foreign taxes paid. However, the International Fund would be allowed to include the amount of foreign taxes paid in a taxable year in its dividends-paid deduction. Each U.S. shareholder would then be required to: (1) include in gross income (in addition to taxable dividends actually received) its pro rata share of such foreign taxes paid by the International Fund; (2) treat its pro rata share of such foreign taxes as having been paid by it; and (3) either deduct its pro rata share of such foreign taxes in computing its taxable income or use it as a foreign tax credit against its U.S. federal income tax, subject in both cases to certain limitations. No deduction for such foreign taxes may be claimed by a U.S. shareholder who does not itemize deductions. Each shareholder will be notified after the close of the International Fund’s taxable year whether the foreign taxes paid by the International Fund will “pass-through” for that year. If the International Fund does not make such an election, its net investment income will be reduced by the foreign taxes paid by it and its U.S. shareholders will not be required to include in their gross income, and will not be able to claim a credit or deduction for, their pro rata share of foreign taxes paid by the International Fund.
A Portfolio’s investments in REIT equity securities may result in the Portfolio’s receipt of cash in excess of the REIT’s earnings; if the Portfolio distributes these amounts, these distributions could constitute a return of capital to the Portfolio’s shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Portfolio to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Portfolio from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.
Under a notice issued by the IRS, a portion of a Portfolio’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. shareholder, will not qualify for any treaty exception or reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the IRC) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
For taxable years beginning after December 31, 2017, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of U.S. shareholders that are individuals, trusts and estates. A Portfolio that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Portfolio as qualified REIT dividends, a shareholder must hold shares of the Portfolio for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Portfolio does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Portfolio’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.
Generally, the character of the income or capital gains that a Portfolio receives from another investment company, including certain ETFs, will pass through to the Portfolio’s shareholders as long as the Portfolio and the other investment company each qualify as regulated investment companies. However, if a Portfolio invests in another investment company that qualifies as a regulated investment company and the investment company realizes net losses on its investments for a given taxable year, the Portfolio will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Portfolio will be required to distribute to shareholders will be greater than such amounts would have been had the Portfolio invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Portfolio (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Portfolio invested directly in the securities held by the investment companies in which it invests.
Other Tax Information
The Portfolios may be required to withhold for U.S. federal income tax at a flat rate of 24% on all distributions, sales proceeds, redemption proceeds, and any other payments" payable to U.S. shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the IRS that they are subject to backup withholding. Certain U.S. shareholders specified in the IRC are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the U.S. shareholder’s U.S. federal income tax liability on such US shareholder's federal income tax return.
A Portfolio may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company, the Portfolios and shareholders of a Portfolio may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.
Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable income tax treaty). However, a Portfolio will generally not be required to withhold tax on any amounts paid to a Non-U.S. shareholder with respect to dividends attributable to qualified short-term gain (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Portfolio and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a Non-U.S. shareholder, provided such amounts are properly designated by the Portfolio. A Portfolio may choose not to designate such amounts.
Sections 1471-1474 of the IRC and the U.S. Treasury and IRS guidance issued thereunder (collectively “FATCA”) generally require a Portfolio to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Portfolio may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Portfolio dividends and distributions and on the proceeds of the sale, redemption, or exchange of Portfolio shares. Proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Portfolio shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. A Portfolio may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.
Special rules apply to Non-U.S. shareholders who receive distributions from a Portfolio that are attributable to gain from “United States real property interests” (“USRPIs”). The IRC defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The IRC defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the U.S., plus any other assets it uses in a trade or business. In general, if a Portfolio is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Portfolio that are attributable to (a) gains realized on the disposition of USRPIs by the Portfolio and (b) distributions received by the Portfolio from a lower-tier regulated investment company or REIT that the Portfolio is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Non-U.S. shareholders and will be subject to U.S. federal withholding tax. In addition, such distributions could result in Non-U.S. shareholders being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the Non-U.S. shareholder’s current and past ownership of a Portfolio.
In addition, if a Portfolio is a United States real property holding corporation or former United States real property holding corporation, the Portfolio may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a Non-U.S. shareholder, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a Portfolio if such Portfolio is a domestically controlled qualified investment entity, or, in certain other limited cases, if a Portfolio (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.
Capital Loss Carry Forwards
As of December 31, 2025, the Wilshire Income Opportunities Fund had available for federal income tax purposes unused short-term capital losses in the amount of $6,516,578 and long-term capital losses in the amount of $21,236,472, which do not expire.
During the year ended December 31, 2025, Wilshire Small Company Growth Portfolio utilized $2,183,578 of capital loss carryforwards.
The foregoing is only a summary of certain federal income tax rules affecting a Portfolio and its investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, foreign, state or local taxes in light of their particular circumstances.
OTHER INFORMATION
The Company is a Maryland corporation organized on July 30, 1992.
Maryland General Corporation Law provides a statutory framework for the powers, duties, rights and obligations of the Directors and stockholders of the Company, while the more specific powers, duties, rights and obligations of the Directors and stockholders are determined by the Directors as set forth in the Company’s articles of incorporation (“Charter”) or the Company’s by-laws (“By-Laws”). Some of the more significant provisions of the Charter are described below.
Classes of Shares
The Charter provides for a definite number of shares to be issued, which may be increased by the Board without stockholder approval. However, the Charter authorizes the Board to fix the price or the minimum price or the consideration or minimum consideration for, and to issue, the shares of stock of the Company. The Board is also authorized to classify or to reclassify, as the case may be, any unissued shares of stock of the Company. Subject to the power of the Board to classify and reclassify unissued shares, shares of each class shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in the Company’s Charter.
The title of each class of each Portfolio is as follows:

Large Company Growth Portfolio:	Wilshire 5000 IndexSM Fund (formerly the FT Wilshire 5000 IndexSM):
Large Company Growth Portfolio – Investment Class Shares	Wilshire 5000 IndexSM Fund – Investment Class Shares
Large Company Growth Portfolio – Institutional Class Shares	Wilshire 5000 IndexSM Fund – Institutional Class Shares

Large Company Value Portfolio:	Wilshire International Equity Fund:
Large Company Value Portfolio – Investment Class Shares	Wilshire International Equity Fund – Investment Class Shares
Large Company Value Portfolio – Institutional Class Shares	Wilshire International Equity Fund – Institutional Class Shares

Small Company Growth Portfolio:	Wilshire Income Opportunities Fund:
Small Company Growth Portfolio – Investment Class Shares	Wilshire Income Opportunities Fund – Investment Class Shares
Small Company Growth Portfolio – Institutional Class Shares	Wilshire Income Opportunities Fund – Institutional Class Shares

Small Company Value Portfolio:
Small Company Value Portfolio – Investment Class Shares
Small Company Value Portfolio – Institutional Class Shares
Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Each class may differ, however, with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class and voting rights on matters exclusively affecting that class. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes.
Director and Officer Liability
Each Director is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Company. All actions and omissions of Directors are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Charter provides that to the fullest extent that limitations on the liability of Directors and officers are permitted under current Maryland law, no Director or Officer of the Company shall have any liability to the Company or its stockholders for damages. This limitation of liability applies to events occurring at the time a person serves as a Director or officer of the Company whether or not such person is a Director or officer of the Company at the time of any proceeding in which liability is asserted.
The Charter requires the Company to indemnify and advance expenses to its currently acting and former Directors to the fullest extent that indemnification of Directors is permitted under current Maryland law. The Charter also requires the Company to indemnify and advance expenses to its officers to the same extent as its Directors and permits the Board to make further provisions for the indemnification of Directors, officers, employees and agents of the Company to the fullest extent permitted under current law.
No provision of the Charter is effective, however, to protect any Director or officer of the Company from liability to the Company or its stockholders to which such Director or officer would otherwise by subject by willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Voting Rights
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of stockholders. As a result, stockholders may not consider each year the election of Directors or the appointment of an independent registered public accounting firm. However, stockholder meetings for any purpose may be called by the Board or the president and shall be called by the secretary for the purpose of removing a Director and for all other purposes whenever the holders of shares entitled to at least ten percent of all the votes entitled to be cast at such meeting shall make a duly authorized request that such meeting be called. Notwithstanding the foregoing, unless requested by stockholders entitled to cast a majority of the votes entitled to be cast at the meeting, a special meeting of the stockholders need not be called at the request of stockholders to consider any matter that is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve months.
Rule 18f-2 under the 1940 Act (“Rule 18f-2”) provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act (“Rule 18f-3”) makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.
Derivative and Direct Actions
Unless the Company consents in writing to a selection of an alternative forum, the sole and exclusive form for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owned by any Director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law or the Charter or By-Laws, (d) any action to interpret, apply, enforce or determine the validity of the Charter or By-Laws or (e) any action asserting a claim governed by the internal affairs doctrine shall be the Circuit Court for Baltimore City, Maryland, or, if the Circuit Court for Baltimore City, Maryland does not have jurisdiction, the U.S. District Court for the District of Maryland, Baltimore Division (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of the Company shall be (i) deemed to have notice of and consented to the provisions of Article IX of the By-Laws, and (ii) deemed to have waived any argument relation got the inconvenience of the forums referenced above in connection with any action or proceeding described in Article IX of the By-Laws.
If any Covered Action is filed in a court other than the Circuit Court for Baltimore City, Maryland or the U.S. District Court for the District of Maryland, Baltimore Division (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the Circuit Court for Baltimore City, Maryland or the U.S. District Court for the District of Maryland, Baltimore Division in connection with any action brought in any such courts to enforce the first paragraph of Article IX of the
By-Laws (an “Enforcement Action”) and (b) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
If any provision or provisions of Article IX of the By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article IX of the By-Laws (including, without limitation, each portion of any sentence of Article IX of the By-Laws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.
Amendment to the Charter
Any provision of the Charter may be amended, altered or repealed without any action from stockholders, including amendments which alter the contract rights of any class of stock outstanding.
The Company will send annual and semi-annual financial statements to all of the Portfolios’ shareholders.
FINANCIAL STATEMENTS
The Company’s audited financial statements are contained in the Portfolios’ Form N-CSR for the fiscal year ended December 31, 2025 and are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company’s independent registered public accounting firm, Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, whose report thereon appears in such annual report. Cohen & Company, Ltd.’s services include auditing the Portfolios’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

APPENDIX A – PROXY VOTING POLICIES
Alger Management
FRED ALGER MANAGEMENT, LLC (“FAM”)
WEATHERBIE CAPITAL, LLC (‘WC”)
REDWOOD INVESTMENTS, LLC (“RI”)

(collectively, “Alger”)

PROXY VOTING POLICIES AND PROCEDURES

Effective as of September 2024
Purpose

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires registered investment advisers, who have discretionary authority to vote the proxies held in their clients’ accounts to:
(1)adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients;
(2)describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and
(3)disclose to their clients how they may obtain information on how the investment adviser voted their proxies.
Rule 204-2 under the Advisers Act requires, among other things, that registered investment advisers maintain records of its proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.
Form N-PX and Rule 14Ad-1 under the Securities Exchange Act of 1934, as amended, each requires certain investment advisers, such as FAM, WC and RI, to report annually how they voted proxies relating to shareholder advisory votes on executive compensation (or “say-on-pay”) matters. This reporting is completed by filing with the Securities and Exchange Commission (the “SEC”) a Form N-PX by August 31st each year.
Scope
This policy applies to FAM, WC, and RI, each an investment adviser registered under the Advisers Act, to ensure that proxies are voted in their clients’ best interests.
Procedures for Implementation
Alger’s Client and Portfolio Administration group (“CPA”) is responsible for supervising the proxy voting process, which includes:
(1)maintaining appropriate proxy voting policies and procedures, as well as records;
(2)determining the accounts for which Alger has proxy voting responsibilities as part of the account onboarding process or in connection with amending client agreements; and
(3)establishing new clients in the proxy voting process, including but not limited to establishing the accounts with Institutional Shareholder Services Inc. (“ISS”), Alger’s proxy voting vendor, ensuring the custodians are sending proxies to ISS, and setting up required client reporting.
Alger receives and considers the recommendations of ISS when voting proxies on behalf of clients. Alger also delegates the mechanics of voting proxies to ISS.
CPA ensures that ISS can vote the proxies of Alger’s clients prior to investing the client assets. Alger provides notification to ISS stating the ISS proxy voting guideline to be used. Alger also instructs the client’s custodian to forward all proxy ballots and notices to ISS.
Alger accesses ISS’s proxy voting through a website that identifies when a proxy vote is due, provides an analysis of each proxy proposal, and indicates how ISS intends to vote the proxy based on its proxy policies. CPA monitors ISS by reviewing upcoming shareholder meetings through this website.

ISS issues voting recommendations based on pre-determined voting guidelines intended to vote proxies in the clients’ best interests. ISS has developed a variety of different “pre-determined” recommendations based on a client’s or adviser’s particular objectives. Currently, in the absence of client specific direction, Alger has instructed ISS to base its recommendations from its Socially Responsible Investment Proxy Voting Guidelines. For clients of Alger who are Taft Hartley plans, Alger instructs ISS to base its recommendations from its Taft Hartley Proxy Voting Guidelines if requested by the client. Clients may instruct Alger to follow ISS Global Board-Aligned Proxy Voting Policy Statement and Guidelines to exclude socially responsible considerations from proxy voting. Clients may have their own specific proxy voting guidelines. For such clients, Alger requests ISS to vote proxies based on the clients’ instructions. Clients may also advise Alger that they will vote proxies for their accounts. For such clients, Alger takes no action with respect to proxy voting.
If a country’s laws allow a company to block the sale of shares in advance of a shareholder meeting, Alger will generally not vote in the shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Although Alger considers proxy voting to be an important shareholder right, Alger will generally not impede its ability to trade in a stock to vote at a shareholder meeting.
An Alger Portfolio Manager or Analyst may desire to override ISS’s voting recommendation. Such override recommendation must be submitted in writing to the appropriate Chief Investment Officer (“CIO”) of FAM, WC or RI, as applicable, outlining the reasons for the override and confirming that the Analyst or Portfolio Manager has no conflict of interest in connection with the recommendation to override ISS’ recommendation. If the applicable CIO agrees with the override, the recommendation is sent to CPA which will notify ISS of Alger’s override vote. If a conflict does exist, the General Counsel reviews the matter with the applicable CIO and they then jointly determine how to cast the vote. All such determinations are documented by CPA and presented quarterly to Alger’s Compliance & Controls Committee.
Daily, CPA monitors Proxy Alert notifications received from ISS. Alger will review any Proxy Alerts related to material changes or additional information, including errors, to assess if the ISS vote was in compliance with Alger’s voting policy.
On a monthly basis, CPA sends a notice of upcoming shareholder meetings to the Alger Analysts for their review.
On a quarterly basis, CPA verifies that proxies for the previous quarter were voted in accordance with Alger’s policies, procedures, and guidelines. Alger randomly selects one issuer’s voted proxy and one issuer’s prepopulated votes for an upcoming meeting. Alger reviews a sample of the proxy items to ensure that the ISS votes are in compliance with Alger’s proxy voting policy for each client that hold the security. A certification from ISS and the result of the sampling is presented to Alger’s Compliance & Controls Committee reporting the voting activity from the previous quarter.
On an annual basis, CPA confirms with ISS which issuer proxy votes were say-on-pay matters that require Form N-PX filings. Once confirmed, CPA ensures that the Form N-PX reports are filed with the SEC by the regulatory August 31st deadline.
Alger or ISS, on Alger’s behalf, maintains records of proxy statements received, votes cast on behalf of clients, client requests for proxy voting information, and documents prepared by the respective investment adviser that were material to making a voting decision. Such records are maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS provides such records to Alger promptly upon Alger’s request.
Conflicts of Interest
When issuing vote recommendations and casting proxy votes in accordance with its pre-determined proxy voting guidelines, ISS also discloses any conflicts of interest it has with the issuer of such securities that are the subject of its recommendation. To the extent ISS has a material conflict of interest with the company whose proxies are at issue, it may recuse itself from voting proxies. In such cases, Alger instructs ISS how to vote. When ISS does not recuse itself, but still discloses a conflict, Alger reviews ISS’s disclosure regarding such conflict. When such relationship involves a payment to ISS of $250,000 or more,
Alger reviews ISS’s voting to ensure adherence to the pre-determined proxy voting guidelines and considers whether ISS’s recommendation is in its clients’ best interests.
Moreover, Alger regularly considers the robustness of ISS’s policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest.
Client Disclosure
Alger provides its clients with a general description of its proxy guidelines. Such description of its proxy voting guidelines can be found in Alger’s Form ADV and in Appendix A below. For

U.S. registered fund shareholders, a description of Alger’s proxy voting guidelines can be found in the applicable fund’s Statement of Additional Information. Further, Alger informs clients, upon request, of Alger’s actual proxy voting policies and procedures, and how Alger voted their proxies. CPA maintains this policy online at www.alger.com.
How to Obtain Further Information
For U.S. registered fund shareholders, Alger’s voting record is available at www.alger.com. For separate accounts clients, please contact your Client Service Manager (212) 806-8800.
Appendix A
SRI Advisory Services Proxy Voting Policy Statement and Guidelines
ISS’s Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.
These dual objectives carry through to socially responsible investors' proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.
Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.
On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.
The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.
Taft-Hartley Advisory Services Proxy Voting Policy Statement and Guidelines
The proxy voting policy of ISS’s Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.
Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.
The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:
•Corporate policies that affect job security and wage levels;
•Corporate policies that affect local economic development and stability;
•Corporate responsibility to employees, communities and the environment; and
•Workplace safety and health issues.
Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.

Global Board-Aligned Proxy Voting Policy Statement and Guidelines
ISS’s Global Board-Aligned Policy is designed to enable subscribing investors to vote in a manner that upholds many foundational corporate governance principles as a means of protecting and maximizing their investments, whilst generally aligning with issuers' board recommendations for voting on environmental and social matters.
On matters of corporate governance, executive compensation, and corporate structure, the Global Board-Aligned Policy guidelines are focused on a range of widely accepted good standards of corporate governance and shareholder rights protection, and on the creation and preservation of economic value. On environmental or social matters, the Global Board-Aligned Policy will generally be in line with the board's recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market. Although board diversity is a widely accepted factor in assessing board composition and good standards of corporate governance in many markets globally and for many investors, the Global Board-Aligned Policy excludes consideration of board diversity, or any lack thereof, in determining vote recommendations under the policy, taking the approach that the consideration of such matters is the responsibility of the board.
AllianceBernstein
Effective August 2024
1. INTRODUCTION
AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.
AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients' investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsibility team”), in order to ensure that this Policy and its procedures are implemented consistently.1
1 Please note that while this Policy is intended to be applied globally, in certain jurisdictions in which we operate, a limited number of votes may vary due to local rules and regulations.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.
This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.
2. RESEARCH UNDERPINS DECISION MAKING
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.
We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy.
RESEARCH SERVICES
We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee. ISS and Glass Lewis’s research services serve as supplementary data sources in addition to the company filings and reports. AB considers additional disclosures provided by issuers by the companies themselves, or by one of the proxy research services we subscribe to, ahead of the vote cutoff date.
ENGAGEMENT
In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, Proxy Voting and Governance team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held.
Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.
3. PROXY VOTING GUIDELINES
Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long- term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case- by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.
SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK
AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:
- Materiality of the mentioned ESG or climate issue for the company’s business
- The company’s current practice, policy and framework
- Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?
- Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?
- How does the proposal add value for the shareholders?
This shareholder proposal framework applies to all proposal items labeled “SHP” throughout the Policy and any shareholder proposals that aren’t discussed in the Policy but appear in our voting universe.
ESCALATION STRATEGIES
proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. In cases where we determine that he issuer’s behavior isn’t aligned with our clients’ best interests, we may escalate our voting and engagement by taking actions including those outlines in the AB stewardship Statement. The materiality of the issue and the response of management will drive our approach.
3.1 BOARD AND DIRECTOR PROPOSALS
1. Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight CASE-BY-CASE
AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company.
2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP) CASE-BY-CASE
We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.
3. Changes in Board Structure and Amending the Articles of Incorporation FOR
Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.
4. Declassify Board (SHP) FOR
A classified board typically is divided into three separate classes in which each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally support proposals that seek to declassify boards. We may evaluate declassification proposals on a case-by-case basis if a company has an adequate sunset provision, a justifiable financial reason, or the proposals is submitted at a non-operating company such as a closed-end fund. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.
5. Director Liability and Indemnification CASE-BY-CASE
Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.
We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. “With respect to acts conducted in the normal course of business, we vote in favor of proposals adopting i) indemnification for directors or ii) exculpation of officers.” We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.
6. Disclose CEO Succession Plan (SHP) FOR
Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.
7. Election of Directors FOR
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.
In addition:
We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.
We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.
We may vote against directors for poor compensation, audit or governance practices, including the lack of a formal key committee.
We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.
We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.
a. Controlled Company Exemption CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.
Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.
b. Voting for Director Nominees in a Contested Election CASE-BY-CASE
Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.
8. Board Capacity
We believe that assessing each nominee’s capacity for a board seat is essential for ensuring meaningful board oversight of management. Nominees who are “over-boarded”, or have too many outside board commitments, may be unable to dedicate sufficient time toward their board oversight responsibilities. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: five (5) or more total public company board seats for non-CEOs; four (4) or more total public company board seats for the sitting CEO of the company in question; and three (3) or more total public company board seats for sitting CEOs of companies other than the companies under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.
9. Board Diversity
Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require board-level gender diversity at publicly listed companies. Our research indicates that improved board diversity may be correlated with superior financial performance. Accordingly, we recommend boards develop, as part of their regular refreshment process, a framework for identifying qualified diverse candidates for all open board positions. We believe diversity is multifaceted and should incorporate a broad range of factors in order to promote diversity of thought, such gender, ethnicity, nationality, professional experience, age, and tenure.
Taking into account a board’s size as well as regional considerations, AB may vote against the nominating committee chair, or a relevant incumbent board member, when the board lacks sufficient diversity, unless there are mitigating factors (e.g. the board has articulated plans to diversify board membership). AB generally looks to gender representation and racial/ethnic representation as indicators of board-level diversity, given these are well disclosed and standardized metrics.
10. Independent Lead Director (SHP) FOR
We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.
11. Limit Term of Directorship (SHP) CASE-BY-CASE
These proposals seek to limit the term during which a director may serve on a board to a set number of years.
Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.
12. Majority Independent Directors (SHP) FOR
Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.
13. Majority Votes for Directors (SHP) FOR
We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.
We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.
14. Removal of Directors Without Cause (SHP) FOR
Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.
We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.
15. Require Independent Board Chairman (SHP) CASE-BY-CASE
We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.
16. Cross-Shareholding (Japan) AGAINST
Independent oversight at the board level can be disrupted if top management representatives or directors of the board hold notable amount of shares of another entity for purposes other than meeting the share holding requirement as an executive. Such practice can result in misalignment between the shareholders and their board and management. This has historically been a widely debated concern in Japan. Accordingly, we will vote against the top management on ballot, if 20% or greater of the company’s net asset is identifiable to be under cross-shareholding practice.
3.2 COMPENSATION PROPOSALS
1. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP) CASE-BY-CASE
We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.
2. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP) AGAINST
We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.
3. Advisory Vote to Ratify Directors’ Compensation (SHP) FOR
Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item

4. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP) AGAINST
These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.
We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.
5. Approve Remuneration for Directors and Auditors CASE-BY-CASE
We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.
6. Approve Retirement Bonuses for Directors (Japan and South Korea) CASE-BY-CASE
Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.
7. Approve Special Payments to Continuing Directors and Auditors (Japan) CASE-BY-CASE
In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.
8. Disclose Executive and Director Pay (SHP) CASE-BY-CASE
The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.
9. Executive and Employee Compensation Plans, Policies and Reports CASE-BY-CASE
Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:
•Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;
•Compensation costs should be managed in the same way as any other expense;
•Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and; In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.
•In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out process.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.
In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.
Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.
10. Limit Executive Pay (SHP) CASE-BY-CASE
We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.
11. Mandatory Holding Periods (SHP) AGAINST
We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.
12. Performance-Based Stock Option Plans (SHP) CASE-BY-CASE
These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.
13. Prohibit Relocation Benefits to Senior Executives (SHP) AGAINST
We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.
14. Recovery of Performance-Based Compensation (SHP) FOR
We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any.
15. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP) FOR
Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

16. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)
CASE-BY-CASE
We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.
17. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP) FOR
Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.
We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
3.3 CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS
1. Amend Exclusive Forum Bylaw (SHP) AGAINST
We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.
2. Amend Net Operating Loss (“NOL”) Rights Plans FOR
NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.
3. Authorize Share Repurchase FOR
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.
Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.
4. Blank Check Preferred Stock AGAINST
Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.
We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.
5. Corporate Restructurings, Merger Proposals and Spin-Offs CASE-BY-CASE
Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.
6. Elimination of Preemptive Rights CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.
7. Expensing Stock Options (SHP) FOR
US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.
8. Fair Price Provisions CASE-BY-CASE
A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.
Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two-tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.
We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).
9. Increase Authorized Common Stock CASE-BY-CASE
In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.
In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.
10. Issuance of Equity Without Preemptive Rights FOR
We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).
11. Multi Class Equity Structure AGAINST
The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership — is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.
For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context.
12. Net Long Position Requirement FOR
We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.
13. Reincorporation CASE-BY-CASE
There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.
Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.
14. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in
Corporate Governance (SHP) CASE-BY-CASE
If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.
15. Stock Splits FOR
Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.
16. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP) FOR
Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.
We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.
17. Transferrable Stock Options CASE-BY-CASE
In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis.
These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.
3.4 AUDITOR PROPOSALS
1. Appointment of Auditors FOR
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.
We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.
2. Approval of Financial Statements FOR
In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.
3. Approval of Internal Statutory Auditors FOR
Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.
4. Limitation of Liability of External Statutory Auditors (Japan) CASE-BY-CASE
In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.
We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.
5. Separating Auditors and Consultants (SHP) CASE-BY-CASE
We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.
We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.
We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.
3.5 SHAREHOLDER ACCESS AND VOTING PROPOSALS

1. A Shareholder’s Right to Call Special Meetings (SHP) FOR
Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.
We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.
2. Adopt Cumulative Voting (SHP) CASE-BY-CASE
Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.
We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.
Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.
3. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP) FOR
In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.
4. Early Disclosure of Voting Results (SHP) AGAINST
These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.
5. Limiting a Shareholder’s Right to Call Special Meetings AGAINST
Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.
In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.
6. Permit a Shareholder’s Right to Act by Written Consent (SHP) CASE-BY-CASE
Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.
7. Proxy Access for Annual Meetings (SHP) (Management) FOR
These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.
We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.
We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.
8. Reduce Meeting Notification from 21 Days to 14 Days (UK) FOR
Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days. A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.
9. Shareholder Proponent Engagement Process (SHP) FOR
We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.
10. Supermajority Vote Requirements AGAINST
A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.
In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.
11. Authorize Virtual-Only Shareholder Meetings CASE-BY-CASE
COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by company and jurisdiction with different safeguard provisions, we will consider—among other things— a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:
- Explanation for eliminating the in-person meeting;

- Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting;
- How to submit and ask questions;
- How the company plans to mimic a real-time in-person question and answer session; and
- List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company
3.6 ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS
1. Animal Welfare (SHP) CASE-BY-CASE
These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
2. Climate Change (SHP) CASE-BY-CASE
Generally, FOR (on proposals described below). Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.
3. Say on Climate FOR
Say on Climate is an advisory vote mechanism that seeks to obtain shareholder approval on the company’s existing climate risk management related efforts. We recognize both the benefits of having an opportunity to review the company’s climate program, but also the risks entailed in formally approving the plan. Accordingly, we are generally supportive of shareholder proposals that require management to establish a say on climate mechanism.
In assessing the climate risk management strategy of issuers, AllianceBernstein considered factors such as following, but not limited to:
Emissions Metrics and Targets
•Does the company have emissions metrics and targets in place for Scopes 1 snd 2 emissions in alignment with the Paris agreement?
Climate Risk Management
•Does the company perform scenario analysis that includes the use of a widely recognized, scientifically-based 1.5 degree scenario?
Governance
•Does the Board provide oversight on the issuer’s climate change strategy?

•Has the company incurred any recent material failures, or been involved in any controversies, related to managing climate-related risk?
Disclosure
•Does the company disclose its exposure to climate risk via the framework developed by the Taskforce on Climate related Financial Disclosure?
While Say on Climate (“SOC”) vote offers us an additional opportunity to express our view of the company’s relevant risk management, AllianceBernstein’s engagement and fundamental research processes drive our integration of climate related risks and opportunities apart from the SOC mechanism.
4. Charitable Contributions (SHP) (Management) CASE-BY-CASE
Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
5. Environmental Proposals (SHP) CASE-BY-CASE
These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.
We consider company specific contexts as well as our ongoing research and engagements for evaluating the company’s existing policies and practices. National standards, best practices and the potential enactment of new regulations in addition to any investment risk regarding the specific issue are also incorporated into our assessments.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
6. Genetically Altered or Engineered Food and Pesticides (SHP) CASE-BY-CASE
These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
7. Health Proposals (SHP) CASE-BY-CASE
These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.
8. Human Rights Policies and Reports (SHP) CASE-BY-CASE
These proposals may include reporting requests on human rights risk assessments (“HRIA”), humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
For proposals addressing forced labor and supply chain management from the human rights perspective, AB assesses the proposal based on its proprietary framework. The framework considers factors such as oversight of the issue, risk idntification process, action plan to mitigate risks, the effectiveness of the action plan, and future improvement.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
9. Include Sustainability as a Performance Measure (SHP) CASE-BY-CASE
We believe management and directors should be given latitude in determining appropriate performance measurements.
While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.
10. Lobbying and Political Spending (SHP) FOR
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.
11. Other Business AGAINST
In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.
12. Reimbursement of Shareholder Expenses (SHP) AGAINST
These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.
13. Sustainability Report (SHP) FOR
We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
14. Workplace: Diversity (SHP) FOR
We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity.
15. Workplace: Gender Pay Equity (SHP) FOR
A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups. Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.
4. CONFLICTS OF INTEREST
4.1 INTRODUCTION
As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship , and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.
4.2 ADHERENCE TO STATED PROXY VOTING POLICIES
Votes generally are cast in accordance with this Policy. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.4 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.
4.3 DISCLOSURE OF CONFLICTS
When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.
4.4 POTENTIAL CONFLICTS LIST
Potential conflicts related to proxy voting may include, but are not limited to, the following:
•Votes involving ublicly-traded clients of AB;
•Votes involving ublicly-traded companies that distribute AB mutual funds;
•Votes where investment teams have different views;
•Votes involving any clients that try to advocate for proxy voting support;
•Voting contrary to the Policy; and
•Any other company subject to a material conflict of which a Committee member becomes aware.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.
4.5 DETERMINE EXISTENCE OF CONFLICT OF INTEREST
When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:
- If our proposed vote is explicitly addressed by and consistent with the Policy, no further review is necessary.
- If our proposed vote is contrary to the Policy (i.e., requires a case-by-case assessment or is not covered by the Policy), the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto). The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:
- Recuse or “wall-off” certain personnel from the proxy voting process;
- Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or
- Take other actions as the Conflicts Officer deems appropriate.
4.6 REVIEW OF THIRD PARTY PROXY SERVICE VENDORS
AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.
The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.
4.7 CONFIDENTIAL VOTING
It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on an ESG related shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.
On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more members of Responsibility team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.
4.8 A NOTE REGARDING AB’S STRUCTURE
AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.
As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.
5. VOTING TRANSPARENCY
We publish our voting records on our website one business day after the shareholder meeting date for each issuer company.
Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.
6. RECORDKEEPING
All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six (6) or more years, we will comply with the local regulation. We maintain the vast majority of these records electronically.
6.1 PROXY VOTING AND GOVERNANCE POLICY
The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.
6.2 PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES
For US Securities, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.
6.3 RECORDS OF VOTES CAST ON BEHALF OF CLIENTS
Records of votes cast by AB are retained electronically by our proxy research service vendor.
6.4 PRE-DISCLOSURE OF VOTE INTENTIONS ON SELECT PROPOSALS
as part of our engagement and stewardship efforts, AB publishes our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. we do not pre-disclosure our vote intentions on mergers and acquisition activity. The published vote intentions are available on our RI webpage.
Records of votes cast by AB are retained electronically by our proxy research service vendor.
6.5 RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.
6.6 DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS
The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team.
7. PROXY VOTING PROCEDURES
7.1 VOTE ADMINISTRATION
In an effort to increase the efficiency of voting proxies, AB currently uses ISS to submit votes electronically for our clients’ holdings globally.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Proxy Voting and Governance team assesses the proposals via ISS’s web platform, Proxy Exchange, and submit all votes electronically. ISS then returns the proxy ballot forms to the designated returnee for tabulation. In addition, AB’s proxy votes are double-checked in a two-tiered approach. Votes for significant holdings, as defined by our stake, are reviewed real-time by an offshore team to verify that the executed votes are in-line with our Policy. Votes outside of the significant holdings universe are sampled and reviewed o a monthly basis by the Proxy Voting and Governance team to ensure their compliance with our Policy.
If necessary, any paper ballots we receive will be voted electronically or via mail or fax.
7.2 SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.
We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.
AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client's best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.
7.3 LOANED SECURITIES
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systemically in a timely manager on a best effort basis in order for AB to vote the proxies on those previously loaned shares.
If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

Diamond Hill

Effective as of October 2025

One of the responsibilities of owning stock in a company is the right to vote on issues submitted to a shareholder vote. In order to fulfill its responsibilities under Rule 206(4)-6 and Rule 204-2 of the Investment Advisers Act of 1940, Diamond Hill Capital Management, Inc. (hereinafter “we” or “us” or “our”) has adopted the following Proxy Voting Policy, Procedures and Guidelines (the “Proxy Policy”) with regard to companies in our clients’ investment portfolios.
Key Objective
The key objective of our Proxy Policy is to maximize the long-term value of the securities held in our clients’ portfolios. These policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and long-term strategic planning of the company, subject to the oversight of the company’s board of directors. While we believe ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, we also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have material economic implications for the shareholders.
Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:
Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.
Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.
Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company’s performance and to make informed decisions about the purchase and sale of the company’s securities.
Decision Methods
Our recommendation is for clients to delegate the responsibility of voting proxies to us. Many clients recognize that good corporate governance and good investment decisions are complementary. Often, the investment manager is uniquely positioned to judge what is in the client’s best economic interest regarding proxy voting issues. Additionally, we can vote in accordance with a client’s wishes on any individual issue or shareholder proposal, even in cases where we believe the implementation of a proposal will diminish shareholder value. We believe clients are entitled to a statement of our principles and an articulation of our process when we make investment decisions, and similarly, we believe clients are entitled to an explanation of our voting principles, as both have economic value.
For those clients who prefer to retain the ability to vote the proxies in their account, they will receive proxies from their custodian, transfer agent, or other third-party service provider such as their proxy service provider. They will not receive proxy information from Diamond Hill.
We have developed the guidelines outlined below to guide our proxy voting. In addition, we generally believe that the investment professionals involved in the selection of securities are the most knowledgeable and best suited to make decisions regarding proxy votes. Therefore, the portfolio management team whose strategy owns the shares has the authority to override the guidelines. Also, where the guidelines indicate that an issue will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, the portfolio management team whose strategy owns the shares has final authority to direct the vote. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company, and then we vote in keeping with our primary objective of maximizing shareholder value over the long term.
Voting to maximize shareholder value over the long term may lead to the unusual circumstance of voting differently on the same issue in different strategies at Diamond Hill. For instance, the Small Cap strategy may own a company that is the subject of a takeover bid by a company owned in the Large Cap strategy. Analysis of the bid may show that the bid is in the best interest of the Large Cap strategy but not in the best interest of the Small Cap strategy; therefore, the Large Cap strategy may vote for the merger whereas the Small Cap strategy may vote against it.

In addition, when securities are out on loan, our clients collectively hold a significant portion of the company’s outstanding securities, and we learn of a pending proxy vote enough in advance of the record date, we will perform a cost/benefit analysis to determine if there is a compelling reason to recall the securities from loan to enable us to vote.
Conflicts of Interest
Our proxy voting objective is to maximize the long-term value of the securities held in our clients’ portfolios. If a client’s objectives differ from this objective, the client should notify us that they will vote their own proxies, either permanently or for a specific meeting. If we do not receive such notice, we will vote the client’s shares according to this Policy.
Conflicts of interest can arise, including when:
1.An issuer soliciting votes on a non-routine matter is also a Diamond Hill institutional separate account client.
2.A proponent of a proposal has a significant business relationship with Diamond Hill.
3.A Diamond Hill employee has a personal interest in the outcome (e.g., a family member works for a public company involved in the vote).
When a conflict exists, Diamond Hill will act in the best interests of its clients and will generally vote according to the guidelines in this Policy. If a material conflict arises and the proposal is not addressed by this Policy, the matter will be escalated to the CCO and/or senior management to determine the appropriate course of action. On an annual basis, the CCO or delegate will test that the guidelines are being appropriately followed and that conflicts of interests are appropriately identified and addressed.
Recordkeeping
We will maintain records documenting how proxies are voted. In addition, when we vote contrary to the Proxy Policy or on issues that the Proxy Policy indicates will be analyzed on a case-by-case basis, we will document the rationale for our vote. We will maintain this documentation in accordance with the requirements of the Act and we will provide this information to a client who held the security in question upon the client’s request.
Proxy Voting Principles
1.We recognize that the right to vote a proxy has economic value.
All else being equal, a share with voting rights is worth more than a share of the same company without voting rights. Sometimes, investors may observe a company with both a voting class and a non-voting class in which the non-voting class sells at a higher price than the voting, the exact opposite of the expected result described above; typically, this can be attributed to the voting class being relatively illiquid. Thus, when you buy a share of voting stock, part of the purchase price includes the right to vote in matters concerning the company.
2.We recognize that we incur additional fiduciary responsibility by assuming this proxy voting right.
In general, acting as a fiduciary when dealing with the assets of others means being held to a higher than ordinary standard in each of the following aspects:
Loyalty - We will act only in the best interest of the client. Furthermore, the duty of loyalty extends to the avoidance of conflicts of interest and self-dealing.
Care - We will carefully analyze the issues at hand and bring all the skills, knowledge, and insights a professional in the field is expected to have in order to cast an informed vote.
Prudence - We will make the preservation of assets and the earning of a reasonable return on those assets primary and secondary objectives as a fiduciary.
Impartiality - We will treat all clients fairly.
Discretion - We will keep client information confidential. Information concerning client-specific requests is held strictly confidential between the client and us.
3.We believe that a corporation exists to maximize the value for shareholders.

Absent a specific client directive, we will always vote in the manner (to the extent that it can be determined) that we believe will maximize shareholder returns over the long term.
4.We believe conscientious proxy voting can result in better investment performance.
The presence of an owner-oriented management is a major consideration in many of our investment decisions. As a result, we typically would not expect to find ourselves at odds with management recommendations on major issues. Furthermore, we do not anticipate entering a position intending to be shareholder activists. Yet, cases will arise in which we feel the current management or management’s current strategy is unlikely to result in the maximization of shareholder value. One reason for owning such stock might be that the stock price is at such a significant discount to intrinsic value that the share price need not be “maximized” for us to realize an attractive return. Another reason may be that we anticipate management will soon alter company strategy when it becomes apparent that a new strategy is more appropriate. Additionally, we may disagree with management on a specific issue while still holding admiration for a company, its management, or its corporate governance in general. In certain circumstances, we may engage with management to discuss our concerns and share ideas. We do not subscribe to the “If you don’t like management or its strategy, sell the stock” philosophy in many instances.
5.We believe there is relevant and material investment information contained in the proxy statement.
Closely reviewing a company’s proxy materials may reveal insights into management motives, aid in developing quantifiable or objective measures of how a company has managed its resources over a period of time, and, perhaps most importantly, speak volumes about the “corporate culture.”
Proxy Voting Guidelines
Each proposal put to a shareholder vote is unique. As a result, while each proposal must be considered individually, there are several types of proxy issues that recur frequently at public companies. Below are brief descriptions of various issues and our position on each. Please note that this list is not meant to be all-inclusive. In the absence of exceptional circumstances, we generally will vote in the manner outlined below on the proposals described.
I.Corporate Governance Provisions
A.Board of Directors
The election of the Board of Directors (the “Board”) is frequently viewed as a “routine item.” Yet, in many ways the election of the Board is the most important issue that comes before shareholders. Inherent conflicts of interest can exist between shareholders (the owners of the company) and management (who run the company). At many companies, plans have been implemented attempting to better align the interests of shareholders and management, including stock ownership requirements and additional compensation systems based on stock performance. Yet, seldom do these perfectly align shareholder and management interests. An independent Board serves the role of oversight on behalf of shareholders. For this reason, we strongly prefer that the majority of the Board be comprised of independent (also referred to as outside or non-affiliated) directors. Furthermore, we believe key committees should be comprised entirely of independent directors. In cases where a majority of the Board is not independent or a key committee is not entirely independent, we may vote against non-independent directors as well as the nominating and governance committee. When voting non-U.S. proxies, we may take local standards into consideration to determine the appropriate level of independence for both the Board and key committees.
1.Cumulative Voting
Cumulative voting allows the shareholders to distribute the total number of votes they have in any manner they wish when electing directors. In some cases, this may allow a small number of shareholders to elect a minority representative to the Board, thus ensuring representation for all sizes of shareholders. Cumulative voting may also allow a dissident shareholder to obtain representation on the Board in a proxy contest.
Since cumulative voting subjects management to the disciplinary effects of outside shareholder involvement, it should encourage management to maximize shareholder value and promote management accountability. Thus, we will vote FOR proposals seeking to permit cumulative voting.
2.Majority vs Plurality Voting
A majority vote requires a candidate to receive support from a majority of votes cast to be elected. Plurality voting provides that the winning candidate only garner more votes than a competing candidate. If a director runs unopposed under a plurality voting standard, the director only needs one vote to be elected, so an "against" vote is meaningless. We feel that directors should be elected to the Board by a majority vote simply because it gives us a greater ability to elect Board candidates that represent our clients’ best interests. In evaluating majority voting vs. plurality voting, we will vote FOR majority voting proposals. However, we find plurality voting acceptable when the number of director nominees exceeds the number of directors up for election.
3.Absenteeism
Customarily, schedules for regular Board and committee meetings are made well in advance. A person accepting a nomination for a directorship should be prepared to attend meetings. A director who is found to have a high rate of absenteeism (less than 75% attendance) raises significant doubt about that director’s ability to effectively represent shareholder interests and contribute experience and guidance to the company. While valid excuses for absences (such as illness) are possible, these are not the norm. Schedule conflicts are not an acceptable reason for absenteeism since it suggests a lack of commitment or an inability to devote sufficient time to make a noteworthy contribution. Thus, we will WITHHOLD our vote for (or vote AGAINST, if that option is provided) any director who fails to attend at least 75% of the regularly scheduled Board and committee meetings. We may make exceptions when there are extenuating circumstances that prevent a director from attending 75% of the meetings.
4.Classified Boards
A classified Board separates directors into more than one class, with only a portion of the full Board standing for election each year. A non-classified Board requires all directors to stand for election every year and serve a one-year term.
While staggering the election of directors on a classified board may maintain a certain level of continuity and stability, a classified Board makes it difficult for shareholders to change control of the Board. A classified Board can delay a takeover advantageous to shareholders yet opposed by management or prevent bidders from approaching a target company if the acquirer fears having to wait more than one year before gaining majority control.
We will vote FOR proposals seeking to declassify the Board and AGAINST proposals to classify the Board.
5.Third-Party Transactions
We will WITHHOLD votes or vote AGAINST directors who may have a conflict of interest, such as receipt of consulting fees from the corporation (affiliated outsiders) if the fees are significant or represent a significant percent of the director's income.
6.Auditor Ratification
We believe that management is in the best position to choose its accounting firm, and we will generally support management's recommendation. However, we recognize that there may be conflicts when a company’s independent auditors perform substantial non-audit related services for the company. While we will generally vote FOR management proposals to ratify the selection of auditors, we may vote against the ratification of an auditor if non-audit related fees are excessive relative to fees paid for audit services, or when an auditor fails to identify issues that violate standards of practice intended to protect shareholder interests. Likewise, we may vote against or withhold votes from audit committee members in instances where the committee does not provide sufficient oversight to ensure effective, independent auditing. Examples of auditing concerns that may lead to an against or withhold vote include accounting irregularities or significant financial restatements.
7.Dual Chair/CEO Role
While we prefer the separation of roles between the Board Chair and CEO, there may be times when a dual Chair/CEO role is an effective governance structure at a company. Therefore, we will vote on the separation of Board Chair and CEO on a CASE-BY-CASE basis, taking into consideration the specific circumstances of the company. Factors that we will consider include the existence of a Lead Independent Director, as well as any past or ongoing governance concerns.

8.Director Tenure
We view director tenure as just one data point when considering the overall composition of the Board. While we will not withhold votes from a director based on tenure alone, we will consider the length of a director’s Board service on a CASE-BY-CASE basis. Characteristics such as average tenure across the Board and overall Board independence may affect our support for directors with lengthy tenures. We will consider the qualifications of the directors on the overall Board and the effectiveness of the Board’s existing governance structures as well.
9.Proxy Access
Proxy access is the ability of certain shareholders, or groups of shareholders, to have their own director nominee(s) included in the company’s proxy materials. We will vote CASE-BY-CASE on proxy access proposals, considering multiple aspects, including the binding nature of the proposal, ownership, and duration thresholds, as well as the company’s existing governance structures and historical level of responsiveness to shareholder concerns.
10.Proxy Contests
A proxy contest is a campaign to solicit shareholder votes in opposition to management at an annual or special meeting. Typically, the objective of the shareholder(s) initiating the proxy contest is to elect specific directors to the Board or to approve a specific corporate action. Incumbent directors are those directors that currently sit on the Board, and dissident nominees are those directors that shareholder(s) who oppose a firm's management and/or policies seek to elect to the Board.
Due to the unique nature of each proxy contest, we review these on a CASE-BY-CASE basis, with the overarching goal of maximizing shareholder value. Among other factors, we will consider the strategic plans of both the incumbents and dissidents and the governance profile of the company.
11.Board Diversity
At Diamond Hill, we believe strong, effective corporate boards are comprised of directors with a diversity of skills, perspectives and experience. We believe that cognitive diversity, which we define as having a variety of viewpoints, perspectives, and ways of processing information, is beneficial for organizational decision making, problem solving, and remaining competitive over time. Additionally, we believe that a board’s composition should, at a minimum, reflect the diversity of its stakeholders, and boards that include the perspectives of historically under-represented groups including women and minorities can contribute to long-term sustainable value creation and reduce risk over time.
Therefore, we generally oppose the elections and re-elections of Nominating/Governance Committee members if we can find no evidence of board diversity at a company. We will also generally vote in favor of proposals that encourage the adoption of a diverse director search policy.
B.Voting/Shareholder Rights
Shareholder rights are an important tool used to hold boards of directors accountable and ensure that they are acting in the best interest of shareholders. While we do not intend to be shareholder activists, there may be times when an expansion of shareholder rights is needed in order to improve alignment of interests and increase the long-term value of a company. Therefore, we view proposals related to shareholder rights, including proposals for the right to call special meetings and the right to act by written consent, on a CASE- BY-CASE basis, taking into consideration each company’s ownership concentration and the governance characteristics of the board of directors.
1.Supermajority Votes
Most state corporation laws require that mergers, acquisitions, and amendments to the corporate bylaws or charter be approved by a simple majority of the outstanding shares. A company may, however, set a higher requirement for certain corporate actions. We believe a simple majority should be enough to approve mergers and other business combinations, amend corporate governance provisions, and enforce other issues relevant to all shareholders. Requiring a supermajority vote entrenches management and weakens the governance ability of shareholders. We will vote AGAINST management proposals to require a supermajority vote to enact these changes. In addition, we will vote FOR shareholder proposals seeking to lower supermajority vote requirements.
2.Shareholder Rights Plans (Poison Pills)
Shareholder rights plans are corporate-sponsored financial devices designed with provisions that, when triggered by a hostile takeover bid, generally result in either: (1) dilution of the acquirer’s equity holdings in the target company, (2) dilution of the acquirer’s voting rights in the target company, or (3) dilution of the acquirer’s equity interest in the post-merger company. This is typically accomplished by distributing share rights to existing shareholders that allow the purchase of stock at a fixed price should a takeover attempt occur.
While shareholder rights plans can benefit shareholders by forcing potential acquirers to negotiate with the target company’s Board and achieving a higher premium in the event of a purchase, these plans can also lead to the entrenchment of management and discourage legitimate tender offers by making them prohibitively expensive. Therefore, we will evaluate these proposals on a case-by-case basis. However, we generally will vote AGAINST proposals seeking to ratify a poison pill in which the expiration of the plan (sunset provision) is unusually long, the plan does not allow for the poison pill to be rescinded in the face of a bona fide offer, or the existing management has a history of not allowing shareholders to consider legitimate offers. Similarly, we generally will vote FOR the rescission of a poison pill where these conditions exist.
We will vote FOR proposals requiring shareholder rights plans be submitted to shareholder vote.
II.Compensation Plans
Management is an immensely important factor in the performance of a corporation. Management can either create or destroy shareholder value depending on the success it has both operating the business and allocating capital. Well-designed compensation plans can prove essential in setting the right incentives to enhance the probability that both operations and capital allocation are conducted in a rational manner. Ill-designed compensation plans work to the detriment of shareholders in several ways. For instance, there may be outsized compensation for mediocre or poor performance, directly reducing the resources available to the company, or misguided incentives that cloud business judgment. Given the variations in compensation plans, most of these proposals must be considered on a case-by-case basis.
A.Non-Employee Directors
In general, we believe stock-based compensation will better align the interests of directors and shareholders than cash-based compensation. Directors should own enough stock (directly or in the form of a stock derivative) that when faced with a situation in which the interests of shareholders and management differ, rational directors will have an incentive to act on behalf of shareholders. However, if the stock compensation or ownership is excessive (especially if management is viewed as the source for this largesse), the plan may not be beneficial to shareholder interests.
We will vote FOR proposals to eliminate retirement plans and AGAINST proposals to maintain or expand retirement packages for non-employee directors.
We will vote FOR proposals requiring compensation of non-employee directors to be paid at least half in company stock. Likewise, we may vote AGAINST or WITHHOLD votes from directors who sit on the Compensation Committee at companies who do not require non-employee directors to be paid at least half in company stock.
B.Stock Incentive Plans
Stock compensation programs can reward the creation of shareholder value through high payout sensitivity to increases in shareholder value. Of all the recurring issues presented for shareholder approval, these plans typically require the most thorough examination because their economic significance is large and there are many variations among these plans. As a result, we must consider any such plan on a CASE-BY-CASE basis.
We recognize that options, stock appreciation rights, and other equity-based grants (whether the grants are made to directors, executive management, employees, or other parties) are a form of compensation. As such, there is a cost to their issuance, and these issues require a cost-benefit analysis. If the costs are excessive, then the benefit will be overwhelmed. Factors that are considered in determining whether the costs are too great (i.e., that shareholders are overpaying for the services of management and employees) include: the number of shares involved, the exercise price, the award term, the vesting parameters, and any performance criteria attached to the award. Additionally, objective measures of the company’s long-term performance will be factored into what we consider an acceptable amount of dilution. We will also consider past grants in our analysis, as well as the level of the executives’ or directors’ cash compensation.
We will look particularly closely at companies that have repriced options. Repricing stock options may reward poor performance and lessen the incentive such options are supposed to provide. We will vote AGAINST any plan that permits the practice of option repricing.
C.Compensation
The Securities and Exchange Commission adopted rules in 2011 which implement requirements in Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which amends the Securities Exchange Act of 1934. The rules concern non-binding shareholder votes on executive compensation related to say-on-pay and golden parachutes.
1.Say-on-Pay Votes
Public companies are required to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives. Support for or against executive compensation will be determined on a CASE-BY-CASE basis.
2.Frequency of Votes
Companies are required to provide their shareholders with an advisory vote on how frequently they would like to be presented with say-on-pay votes: every one, two, or three years. We generally believe an ANNUAL advisory vote on executive compensation is appropriate, as annual say-on-pay voting aligns shareholder feedback with the Board's and Compensation Committee's decision making. In situations where compensation and performance appear to be misaligned, or we have general concerns about the compensation structures in place to such an extent that we have voted against the advisory say-on-pay vote itself, we may also vote against or withhold votes from directors who sit on the Compensation Committee.
3.Golden Parachutes
Companies are required to disclose compensation arrangements and understandings with highly compensated executive officers in connection with an acquisition or merger. In certain circumstances, these companies also are required to conduct a shareholder vote to approve the golden parachute compensation arrangements. We have a bias against golden parachutes, but since each merger or acquisition presents unique facts and circumstances, we will determine our votes on golden parachutes on a CASE-BY CASE basis.
4.Claw back of Incentive Compensation
From time to time, we may consider proposals for policies regarding the recoupment of incentive compensation from senior executives whose compensation was based on faulty financial reporting or fraudulent business practices. This type of behavior not only causes direct financial harm to shareholders, but it also creates reputational risk to the company that may impact its value over time. We review claw back proposals on a CASE-BY-CASE basis, taking into consideration whether the company already has robust policies in place that would address our concerns.
III.Capital Structure, Classes of Stock, and Recapitalizations
A.Common Stock Authorization
Corporations increase the supply of common stock for a variety of ordinary business reasons including: to raise new capital to invest in a project, to make an acquisition for stock, to fund a stock compensation program, or to implement a stock split or stock dividend. When proposing an increase in share authorization, corporations typically request an amount that provides a cushion for unexpected financing needs or opportunities. However, unusually large share authorizations create the potential for abuse. An example would be the targeted placement of a large number of common shares to a friendly party in order to deter a legitimate tender offer. Thus, we generally prefer that companies request shareholder approval for all requests for share authorizations that extend beyond what is currently needed and indicate the specific purpose for which the shares are intended. Generally, we will vote AGAINST any proposal seeking to increase the total number of authorized shares to more than 120% of the current outstanding and reserved but unissued shares, unless there is a specific purpose for the shares with which we agree.
B.Unequal Voting Rights (Dual Class Exchange Offers/ Dual Class Recapitalizations)
Proposals to issue a class of stock with inferior or no voting rights are sometimes made. Frequently, this class is given a preferential dividend to coax shareholders to cede voting power. In general, we will vote AGAINST proposals to authorize or issue voting shares without full voting rights on the grounds that it could entrench management.
However, multi-class structures may be beneficial to companies for limited periods of time, and in such cases, we will evaluate proposals to ensure they include appropriate sunset provisions or require shareholder reauthorization after a predetermined period of time.
IV.Environmental and Social Issues
Environment and social issues are often difficult to analyze in terms of their effect on shareholder value. Nonetheless, we expect the companies in which we invest to demonstrate a commitment to a long-term perspective, sustainable competitive advantages, and stakeholder-focused management teams that can add value to the company without impeding the ability of future generations to meet their economic, social, and environmental needs.
Shareholder proposals relating to a company’s activities and policies about certain environmental and social issues are prevalent at annual meetings. Due to the complicated nature of each proposal, we consider these issues on a case-by-case basis. We will vote FOR any proposal that seeks to have a corporation change its activities or policies when we believe the failure to do so will result in economic harm to the company. Similarly, we will vote AGAINST any proposal that requests a change we believe will result in economic harm. We may ABSTAIN from voting on certain issues where we do not believe we can determine the effect of the proposal.
When voting, we will consider whether or not a shareholder proposal addressing a material environmental or social issue will promote long-term shareholder value in the context of the company’s existing business practices. We will generally support proposals requesting increased transparency or disclosure of workplace diversity, gender pay equity, lobbying and political spending, and climate change and sustainability efforts in instances where a company is not already disclosing sufficient information. We will not support requests for increased disclosure when such information would reveal sensitive or proprietary information that could place the company at a competitive disadvantage, or if increased disclosure is administratively impractical.
V.Voting Non-US Securities
Voting proxies of non-US issuers can be much different than voting proxies of US-domiciled companies. It can be more difficult due to issues such as share blocking and country requirements for investors to obtain power of attorney in local markets. In addition, the SEC has acknowledged that in some cases it can be in an investor’s best interests not to vote a proxy, for instance, when the costs of voting outweigh the potential benefits of voting. Therefore, proxy voting for non-US issuers will be evaluated and voted, or not voted, on a CASE-BY-CASE basis.
DoubleLine
I.Background
Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires investment advisers that exercise voting authority with respect to client securities to: (i) adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (ii) provide a concise summary of its proxy voting policies and procedures and, upon request, furnish a copy of the full policies and procedures to its clients; and (iii) disclose how clients may obtain information with respect to how the adviser voted their securities.
This Proxy Voting, Corporate Actions and Class Actions Policy (the “Proxy Policy”) is adopted by DoubleLine Capital LP, DoubleLine Alternatives LP and DoubleLine ETF Adviser LP (the “Advisers,” or each applicable “Adviser”) to govern the Advisers’ proxy voting, corporate actions and class actions activities involving client investments, and along with the DoubleLine Funds Trust (“DFT”), the DoubleLine ETF Trust (“DET”), the DoubleLine Opportunistic Credit Fund (“DBL”), the DoubleLine Income Solutions Fund (“DSL”), and the DoubleLine Yield Opportunities Fund (“DLY”) (DBL, DSL, and DLY are collectively, the “DoubleLine

Closed-End Funds” and together with DFT and DET, each a “Fund,” collectively the “Funds,” and together with the Advisers, “DoubleLine”), to help ensure compliance with applicable disclosure and reporting requirements.
II.Policy
Employees must handle all proxy voting, corporate actions and class actions (“Proxy Matters”) with reasonable care and diligence, and solely in the best interest of DoubleLine clients. Accordingly, all Proxy Matter proposals must immediately be forwarded to the Trade Management team to ensure that each proposal is processed timely and in accordance with the Proxy Policy.
The Adviser generally will exercise proxy voting, corporate actions and class actions authority on behalf of clients only where the client has expressly delegated such authority in writing. If directed to do so by the client, the Adviser will process each proposal in a manner that seeks to enhance the economic value of client investments.
Proxy Voting Guidelines and Corporate Actions
Designated employees from the Portfolio Management team will review the specific facts and circumstances surrounding each proxy and corporate action proposal to determine a course of action that promotes the best interest of clients (including, if so directed, to maximize the value of client investments). The Advisers adopt the Proxy Voting Guidelines (the “Guidelines,” see Attachment A) as a framework for analyzing proxy and corporate action proposals on a consistent basis.
The Portfolio Management team may, in their discretion, vote proxies and corporate actions in a manner that is inconsistent with the Guidelines (or instruct applicable parties to do so) when they determine, after conducting reasonable due diligence, that doing so is in the best interest of the client. They may consult with the Proxy Voting Committee (the “Proxy Committee”), DoubleLine senior management or a third-party expert such as a proxy voting service provider to make such determinations.
Class Actions
In the event that a client investment becomes the subject of a class action lawsuit, the Adviser will assess, among other factors, the potential financial impact of participating in such legal action. If the Adviser determines that participating in the class action is in the best interest of the client, the Adviser will recommend that the client or its custodian submit appropriate documentation on the client’s behalf, subject to contractual or other authority. The Adviser may consider other factors in determining whether participation in a class action lawsuit is in the best interest of the client, including (i) the costs that likely would be incurred by the client, (ii) the resources that likely would be expended in participating in the class action, and (iii) other available options for pursuing legal recourse against the issuer. If appropriate, the Adviser may also notify the client about the class action without making a recommendation as to participation, which would allow clients to decide on how to proceed. The Advisers provide no assurance to former clients that applicable class action information will be delivered to them.
Conflicts of Interest
Employees must be diligent with respect to actual and potential conflicts of interest when handling client investments. This covers conflicts between the interests of DoubleLine, employees and clients, including conflicts between two or more clients. As a general matter, conflicts should be avoided where practicable. In cases where it cannot be avoided, the conflict must be mitigated as much as possible and then fully and fairly disclosed to the client, such that the client can make an informed decision and, where applicable, provide an informed consent. As required under the Code of Ethics and the Outside Business Activities and Affiliations Policy, employees must report, and in some cases request pre-approval for, certain transactions, activities and affiliations that may present a conflict of interest. Moreover, employees from the Portfolio Management and Trade Management teams who are directly involved in the implementation of the Proxy Policy and members of the Proxy Committee should seek to identify, and report to the Proxy Committee, any conflict of interest related to any proposal or the Proxy Policy in general.
If a material conflict involving a client is deemed to exist with respect to a proposal, the Proxy Committee will generally seek to resolve such conflicts in the best interest of the applicable client by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Proxy Committee meeting to assess and implement available measures, including directing the Adviser(s) on how to vote in accordance with a client’s best interest as determined by the Proxy Committee in its sole discretion; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Committee; (iv) voting (or not voting) in accordance with the instructions of such client; (v) not voting with respect to the proposal if consistent with the Adviser’s fiduciary obligations; or (vi) take any other action as determined appropriate by the Proxy Committee.
If an Adviser invests the Adviser’s proprietary assets in a Fund with other public shareholders, the Adviser will vote its shares of such Fund in the same proportion as the votes of the other shareholders or by applying one or more of the methods discussed in this Proxy Policy.
Client Inquiries
Employees must immediately forward any inquiry about DoubleLine’s proxy voting policy and practices, including historical voting records, to the Trade Management team. The Trade Management team will record the identity of the client, the date of the request, and the disposition of each request and coordinate the appropriate response with the Investor Services team or other applicable party.
The Adviser shall furnish the information requested, free of charge, to the client within ten (10) business days. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and stored in an appropriate file. Clients can require the delivery of the proxy voting record relevant to their accounts for the five-year period prior to their request.
The Funds are required to furnish a description of the Proxy Policy within three (3) business days of receipt of a shareholder request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to process such requests.
The Trade Management team shall forward to the Proxy Committee all Proxy Matter inquiries, including proxy solicitations or an Adviser’s voting intention on a pending proposal, from third parties that are not duly authorized by a client.
III.Third-Party Proxy Agent
To assist in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots related to client investments, evaluates the facts and circumstances relating to each proposal and communicates to the Adviser the recommendation from the issuer’s management (where available) and Glass Lewis’ broad recommendation. The Adviser shall vote on proposals in its discretion and in a manner consistent with the Proxy Policy or instructs Glass Lewis to do so on its behalf.
In the event that DoubleLine determines that a recommendation from Glass Lewis (or from any other third-party proxy voting service provider retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the recommendation, and seek to determine whether the vote or other actions related to the proposal would change in light of the error and whether the service provider is taking reasonable steps to reduce similar errors in the future. DoubleLine will also inform the Proxy Committee of the error to determine if it is a material compliance matter under Rule 206(4)-7 of the Advisers Act or Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), or if further remedial action is necessary.
IV.Responsible Investment Matters
The Advisers integrate environmental, social and governance (“ESG”) factors into its research and decision-making process to gain a more holistic view of the relevant investment risks, better understand the potential drivers of performance, and strive for better risk-adjusted returns. In particular, the Advisers seek to identify and understand material ESG factors that have a potential financial impact on an issuer and the valuation of client investments. As stewards of client investments, the Advisers view proxy voting as an opportunity to influence the financial impact of such material ESG factors (if applicable) and, through the Guidelines, ensure that proposals are consistently reviewed and voted in a manner that seeks to enhance the economic value of client investments. The Advisers also may consider material ESG factors in determining how to address corporate actions and class actions.
V.Limitations
Securities on Loan
The Adviser may not be able to take action with respect to a proposal when the client’s relevant securities are on loan in accordance with a securities lending program or are controlled by a securities lending agent or custodian acting independently of DoubleLine. In addition, the Adviser will not recall securities if the potential economic impact of the proposal is insignificant or less than the economic benefit gained if the securities remained on loan (such as the interest income from the loan arrangement) or if recalling the securities is otherwise not in the best interest of the client. In the event that the Adviser determines that a proposal could reasonably enhance the economic value of the client’s investment, the Adviser will make reasonable efforts to inform the client and recall the securities. Employees cannot make any representation that any securities on loan will be recalled successfully or in time for submitting a vote on a pending proposal.
Foreign Markets
In certain markets, shares of securities may be blocked or frozen at the custodian or other designated depositary for certain periods typically around the shareholder meeting date. In such cases, the Adviser cannot guarantee that the blocked securities can be processed in time for submitting a vote on a pending proposal. In addition, where the Adviser determines that there are unusual costs to the client or administrative difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals involving non-U.S. issuers and foreign markets, the Adviser reserves the right to not vote on the proposal unless the Adviser determines that the potential benefits exceed the anticipated cost to the client.
Proofs-of-Claim
The Advisers do not complete proofs-of-claim on behalf of clients for current or historical holdings other than for the Funds and private funds offered by DoubleLine; however, an Adviser may provide reasonable assistance to other existing clients by sharing related information that is in the Adviser’s possession. The Advisers do not undertake to complete, or provide any assistance for, proofs-of-claim involving securities that had been held by any former client. The Advisers will complete proofs-of-claim for the Funds and private funds offered by DoubleLine or provide reasonable access to the applicable administrator to file such proofs-of-claim when appropriate.
Contractual Obligations
In certain limited circumstances, particularly in the area of structured finance, the Adviser may, on behalf of clients, enter into voting agreements or other contractual obligations that govern proxy and corporate action proposals. In the event of a conflict between any such contractual requirements and the Guidelines, the Adviser will vote in accordance with its contractual obligations.
VI.Other Regulatory Matters and Responsibilities
Form N-PX Filings
A.Rule 30b1-4 under the 1940 Act requires open-end and closed-end management investment companies to file an annual record of proxies voted on Form N-PX. The Funds shall file Form N-PX in compliance with Rule 30b1-4, including certain requirements which include, but are not limited to, the following:
•Identification of Proxy Voting Matters – funds must use the same language as the issuer’s proxy card (where a proxy card is required under Rule 14a-4 of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”); and if the matter relates to an election of directors, identify each director separately in the same order as on the proxy card, even if the election of directors is presented as a single matter.
•Categorization of Voting Matters – funds are required to categorize the votes reported on Form N-PX consistent with a list of categories outlined in the amended form. The categories will be non- exclusive, and funds must select all categories applicable to each proxy matter.
•Quantitative Disclosures and Securities Lending – funds must disclose the number of shares voted or instructed to be cast (if the fund had not received confirmation of the actual number of votes cast) and how those shares were voted (e.g., for, against or abstain). If the votes were cast in multiple manners (e.g., both for and against), funds will be required to disclose the number of shares voted or instructed to be voted in each manner. Additionally, funds must disclose the number of shares loaned but not recalled and, therefore, not voted by the fund.
•Structured Data Language – funds must file their reports using a custom XML format.
•Joint Reporting – funds are permitted to report on its Form N-PX on behalf of a series or a manager so long as the fund presents the complete voting record of each included series separately and provide the required quantitative information for each included manager separately. Funds must also provide certain information (generally, their name and other identifying information such as their legal entity identifier) in the summary page about the included series or managers.
•Standardized Order – funds must submit information based on the specific Form N-PX format and standardized order of disclosure requirements.
•Fund Notice Reports – funds are now permitted to indicate on the cover page of Form N-PX if no securities were subject to a vote and, therefore, do not have any proxy votes to report.
•Website Posting – funds that have a website must make the most recently filed Form N-PX report publicly available as soon as reasonably practicable. Funds may satisfy the requirement by providing a direct link to the relevant HTML-rendered Form N-PX report on EDGAR.
B.Rule 14Ad-1 under the Exchange Act requires institutional investment managers subject to section 13(f) of the Exchange Act, which may include certain Advisers, to report annually on Form N-PX how the managers voted proxies relating to executive compensation matters (commonly referred to as “say-on-pay” votes). When reporting say-on-pay votes, managers are required to comply with the other requirements of Form N-PX for their say-on-pay votes (including the new requirements as described above, except that a manager is not required to disclose or provide access to its proxy voting records on its website).
The Legal team shall be primarily responsible for DoubleLine’s Form N-PX filings. DoubleLine may rely on the applicable fund administrator or other service provider to prepare and submit required Form N-PX filings. The Trade Management team shall assist the Legal team and, as necessary, the relevant service provider by furnishing complete and accurate information required under Form N-PX (including by causing such information to be provided by any third-party proxy voting service provider). Form N-PX must be filed each year no later than August 31 and must contain applicable proxy voting records for the most recent twelve-month period ending June 30.
Proxy Voting Disclosures

The Legal team will ensure that (i) a concise summary of the Proxy Policy which includes how conflicts of interest are addressed, and (ii) instructions for obtaining a copy of the Proxy Policy and accessing relevant proxy voting records free of charge (e.g., via a toll-free telephone number, the Funds’ website, etc.) are provided within each Adviser’s Form ADV Part 2A and the Funds’ Statement of Additional Information, registration statement and Form N-CSR, in accordance with applicable legal requirements.
VII. Policy Governance
DoubleLine established the Proxy Voting Committee to help ensure compliance with the Proxy Policy. The Proxy Committee, whose members include the Chief Risk Officer and the Chief Compliance Officer (or their respective designees), meets on an as-needed basis. The Proxy Committee will (i) monitor compliance with the Proxy Policy, including by periodically sampling Proxy Matters for review, (ii) review, no less frequently than annually, the adequacy of the Proxy Policy to ensure it has been effectively implemented and that it continues to be designed to ensure that Proxy Matters are addressed in a manner that promotes the best interest of clients, (iii) periodically review, as needed, the adequacy and effectiveness of Glass Lewis or other third-party proxy voting service provider retained by DoubleLine, and (iv) review conflicts of interest that may arise under the Proxy Policy, including changes to the businesses of DoubleLine or the service provider retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed pursuant to the Proxy Policy.
The Proxy Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and any other third-party proxy voting service provider, including overseeing their compliance with the Proxy Policy, as well as reviewing periodically instances in which Glass Lewis does not provide a recommendation with respect to a proposal, or when Glass Lewis commits material errors.
VIII.Books and Records
The Trade Management team shall maintain all proxy voting records whether internally or through a third party in compliance with Rule 204-2 of the Advisers Act. The Trade Management team will maintain records which include, but are not limited to: (i) copies of each proxy statement that each Adviser receives regarding securities held by clients; (ii) a record of each vote that each Adviser cast on behalf of each client; (iii) any documentation that is material to each Adviser’s decision on voting a proxy or that describes the basis for that decision; (iv) a written description of each Adviser’s analysis when deciding to vote a proxy in a manner inconsistent with the Guidelines or when an Adviser has identified a material conflict of interest, (v) each written request from a client for information about how the Adviser voted proxies; and (vi) the Adviser’s written response to each client oral or written request for such information. The Trade Management team shall also ensure that comparable documentation related to corporate actions and class actions involving client investments is maintained.
The Legal team shall maintain investment management agreements which may include the Adviser’s written authorization to process Proxy Matters or client-specified proxy voting guidelines.
DoubleLine must maintain all books and records described in the Proxy Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years of which shall be onsite at its place of business.

History of Amendments:
Effective as of November 2025
Approved by the Boards of DFT, DET and DoubleLine Closed-End Funds: November 18, 2025

Effective as of August 2023
Approved by the Boards of DFT, DET and DoubleLine Closed-End Funds: August 17, 2023

Effective as of August 2022
Approved by the Boards of DFT, DET and Closed-End Funds: August 18, 2022

Updated and effective as of May 2022
Approved by the Boards of DFT, DET and Closed-End Funds: May 19, 2022

Updated and effective as of February 15, 2022

Approved by the Boards of DFT, DET, DSL, DBL and DLY: February 15, 2022

Updated and effective as of January 2022
Effective as of January 2021

Approved by the boards of DFT, DSL, DBL and DLY: December 15, 2020
Last reviewed December 2020

Updated and effective as of February 2020
Approved by the boards of DFT, DSL, DBL and DLY: November 21, 2019
Last reviewed November 2019
Attachment A to the Proxy Voting, Corporate Actions and Class Actions Policy
Effective November 1, 2025
Guidelines
The Advisers have a fiduciary duty to clients, and shall exercise diligence and care, with respect to its proxy voting authority. Accordingly, the Advisers will review each proposal to determine the relevant facts and circumstances and adopt the following guidelines as a framework for analysis in seeking to maximize the value of client investments. The guidelines do not address all potential voting matters and actual votes by the Advisers may vary based on specific facts and circumstances.
A.Director Elections
Directors play a critical role in ensuring that the company and its management serve the interests of its shareholders by providing leadership and appropriate oversight. We believe that the board of directors should have the requisite industry knowledge, business acumen and understanding of company stakeholders in order to discharge its duties effectively.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Elections Electing all directors annually.		For
Uncontested Elections
Voting management nominees, unless the nominee lacks independence or focus, has had chronic absences or presents other material concerns to the detriment of the effectiveness of the board.
For
Majority Voting Allowing majority voting unless incumbent directors must resign if they do not receive a majority vote in an uncontested election.		For
Cumulative Voting Allowing cumulative voting unless the company previously adopted a majority voting policy.		For
Changes in Board Structure
Changing the board structure, such as the process for vacancies or director nominations, or the board size, unless there is an indication that the change is an anti-takeover device, or it diminishes shareholder rights.
For
Stock Ownership Requiring directors to own company shares.	X	Against
Contested Election
The qualifications of nominees on both slates, management track record and strategic plan for enhancing shareholder value, and company financial performance generally will be considered when voting nominees in a contested election.
	X	Case-by-Case
B.Section 14A Say-On-Pay Votes

Current law requires companies to allow shareholders to cast non-binding advisory votes on the compensation for named executive officers, including the frequency of such votes. The Advisers generally support proposals for annual votes, as well as the ratification of executive compensation unless the compensation structure or any prior actions taken by the board or compensation committee warrant a case-by-case analysis.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Say-On-Pay Votes Annual shareholder advisory votes regarding executive compensation.	X	For
Compensation Disclosures Seeking additional disclosures related to executive and director pay unless similar information is already provided in existing disclosures or reporting.	X	For
Executive Compensation Advisory
Executive compensation proposals generally will be assessed based on its structure, prevailing industry practice and benchmarks, and any problematic prior pay practices or related issues involving the board/compensation committee.
	X	Case-by-Case
Golden Parachute Advisory
Golden parachute proposals, in general, will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.
	X	Case-by-Case
C.Audit-Related
The Advisers generally support proposals for the selection or ratification of independent auditors, subject to a consideration of any conflicts of interest, poor accounting practices or inaccurate prior opinions and related fees.

Proposal	Shareholder Proposal	Anticipated Vote
Appointment of Auditors Selecting or ratifying independent auditors, unless there is a material conflict of interest, a history of poor accounting practice or inaccurate opinions, or excessive fees.		For
Non-Audit/Consulting Services
Other alternative service providers, conflicts of interest, and company disclosures are areas of consideration when voting proposals to limit other engagements with auditors.
	X	Case-by-Case
Indemnification of Auditors
Indemnification of auditors generally will be assessed based on the nature of the engagement, the auditor’s work history and field of expertise, and the terms of the agreement such as its impact on the ability of shareholders to pursue legal recourse against the auditor for certain acts or omissions.
	X	Case-by-Case
Rotation of Auditors
Shareholder proposals requiring auditor rotation generally will be assessed based on any audit issues involving the company, the auditor’s tenure with the company, and policies and practices surrounding auditor evaluations.
	X	Case-by-Case
D.Investment Company Matters
When the Advisers invest the Advisers’ proprietary assets in a DoubleLine Fund with other public shareholders, the Advisers will vote its shares of such fund in the same proportion as the votes of the other shareholders or by applying one or more of the methods discussed in the Proxy Policy. With respect to specific proposals involving the DoubleLine Funds, the Advisers generally support recommendations by the fund’s board unless applicable laws and regulations prohibit the Advisers from doing so.

Proposal	Shareholder Proposal	Anticipated Vote

Share Classes Issuance of new classes or series of shares.	For
Investment Objectives Changing a fundamental investment objective to nonfundamental.	Against
Investment Restrictions
Changing fundamental restrictions to nonfundamental generally will be assessed in consideration of the target investments, reason(s) for the change and its impact on the portfolio.
Case-by-Case
Distribution Agreements Distribution agreements generally will be assessed based on the distributor’s services and reputation, applicable fees, and other terms of the agreement.	Case-by-Case
Investment Advisory Agreements Investment advisory agreements generally will be assessed based on the applicable fees, fund category and investment objective, and performance.	Case-by-Case
E.Shareholder Rights and Defenses
The Advisers believe that companies have a fundamental obligation to protect the rights of shareholders. Therefore, the Advisers generally support proposals that hold the board and management accountable in serving the best interest of shareholders and that uphold their rights. However, the Advisers generally will not support proposals from certain shareholders that are hostile, disruptive, or are otherwise counter to the best interest of the Advisers’ clients.

Proposal	Shareholder Proposal	Anticipated Vote
Appraisal Rights Providing shareholders with rights of appraisal.	X	For
Fair Price Provision
Fair price provisions that ensures each shareholder’s securities will be purchased at the same price if the company is acquired in disagreement with the board. However, fair price provisions may not be supported if it is used as an anti-takeover device by the board.
	X	For
Special Meetings Providing or restoring rights to call a special meeting so long as the threshold to call a meeting is no less than 10 percent of outstanding shares.	X	For
Confidential Voting Allowing shareholders to vote confidentially.	X	For
Written Consents Allowing shareholders to act by written cosents.	X	For
Greenmail
Adopting anti-greenmail charter or bylaw amendments or otherwise restricting the company’s ability to make greenmail payments for repurchasing shares at a premium to prevent a hostile takeover.
	X	For
Supermajority Vote Requiring a supermajority vote, unless there are disproportionate substantial shareholders that weaken minority votes.		Against
Bundled Proposals
Bundled or conditional proposals generally will be reviewed to determine the benefit or cost of the matters included or if there is a controversy or any matter that is adverse to shareholder interests.
Case-by-Case

Preemptive Rights
Preemptive rights, in general, will be assessed based on the size of the company and its shareholder base, for which larger publicly held companies with a broad shareholder base may be less ideal.
Case-by-Case
Shareholder Rights Plans (Poison Pills)
Poison pills generally will be assessed based on the company’s governance practices, existing takeover defenses, and the terms of the plan, including the triggering mechanism, duration, and redemption/rescission features. Requests to have shareholders ratify plans generally will be supported.
X	Case-by-Case
F.Extraordinary Transactions
Proposals for transactions that may affect the ownership interests or voting rights of shareholders, such as mergers, asset sales and corporate or debt restructuring, will be assessed on a case-by-case basis generally in consideration of the economic outcome for shareholders, the potential dilution of shareholder rights and its impact on corporate governance, among other relevant factors.

Proposal	Shareholder Proposal	Anticipated Vote
Reincorporation Reincorporating in another state or country in support of the rights and economic interests of shareholders.		For
Merger, Corporate Restructuring and Spin Offs
Merger, corporate restructuring and spin off proposals generally will be assessed with the view of maximizing the economic value of shareholder interests. The purchase or sale price and other deal terms will be reviewed, among other factors, to ensure that that the transaction is aligned with the long-term interests of shareholders.
Case-by-Case
Debt Restructuring
The terms of the transaction, current capital markets environment, and conflicts of interest are factors that generally will be considered for ensuring that the proposal enhances the economic value of shareholder interests.
Case-by-Case
Liquidations and Asset Sales
As with other transaction proposals, the long-term economic impact of the transaction will be the focus of review of such proposals and, in general, factors such as the sale price, costs and conflicts of interest will be considered.
Case-by-Case
G.Capital Structure
The Advisers believe that the prudent management of debt and equity to finance company operations and growth, and which is supportive of shareholders’ rights and economic interests, is critical to financial viability.

Proposal	Shareholder Proposal	Anticipated Vote
Common Stock Issuing common stock for recapitalizations, stock splits, dividends or otherwise reasonably amending outstanding shares for a specific purpose.		For
Multi-Class Shares Adopting multi-class share structures so long as they have equal voting rights.		For
Repurchase Programs Adopting plans to repurchase shares in the open market unless shareholders cannot participate on equal terms.		For

Blank Check Preferred Stock Allowing the board to issue preferred shares without prior shareholder approval and setting the terms and voting rights of preferred shares at the board’s discretion.	Against
Recapitalization Plans
The rationale and objectives; current capital markets environment; impact on shareholder interests including conversion terms, dividends and voting rights; and any material conflicts of interest are factors that generally will be considered when reviewing proposals to reclassify debt or equity capital.
Case-by-Case
H.Compensation
The Advisers believe that compensation arrangements should align the economic interests of directors, management, and employees with those of shareholders and consider factors such as (1) local norms, (2) industry- specific practices and performance benchmarks, and (3) the structure of base and incentive compensation. The Advisers generally support transparency (e.g., disclosures related to the performance metrics and how they promote better corporate performance, etc.) and periodic reporting with respect to compensation.

Proposal	Shareholder Proposal	Anticipated Vote
Employee 401 (k) Plan Adopting a 401 (k) plan for employees.		For
Employee Stock Option Plan (ESOP)
Requiring shareholder approval to adopt a broad-based ESOP or to increase outstanding shares for an existing plan unless the allocation of outstanding shares to the ESOP exceeds five percent or 10 percent among all stock-based plans
For
Recoupment Provisions (Clawbacks)
Adopting clawback provisions in cases of revised financial results or performance indicators on which prior compensation payments were based, as well as for willful misconduct or violations of law or regulation that result in financial or reputational harm to the company.
	X	For
Limits on Executive or Director Compensation
Setting limits on executive or director compensation unless there is a substantial deviation from industry practice or any problematic issue involving the board/compensation committee or prior pay practices.
	X	Against
Equity-Based and Other Incentive Plans
Incentive plans, in general, will be assessed based on the prevailing local and industry-specific practices and performance benchmarks, the terms of the plan and whether they are aligned with company goals and shareholder interests, the cost of the plan, and the overall compensation structure.
Case-by-Case
Severance Agreements for Executives (Golden Parachutes) Golden parachutes generally will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.
Case-by-Case
I.Corporate Governance
The Advisers believe that authority and accountability for establishing business strategies, corporate policies and compensation generally should rest with the board and management. The independence, qualifications, and integrity of the board as well as the effectiveness of management and their oversight, which must be aligned with shareholder interests, are essential to good governance. The following general guidelines reflect these principles although material environmental, social and governance (ESG) factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote

Quorum Requirements
Establishing a majority requirement, unless shareholder turnout has been an issue, or a reduced quorum is reasonable based on applicable laws or regulations and the market capitalization or ownership structure of the company.
For
Annual Meetings Changing the date, time, or location of annual meetings, unless the proposed schedule or location is unreasonable.		For
Board Size Setting the board size, so long as the proposal is consistent with the prevailing industry practice and applicable laws or regulations.		For
Proxy Access
Allowing shareholders to nominate director candidates in proxy ballots with reasonable limitations (e.g., minimum percentage and duration of ownership and a cap on board representation) for preventing potential abuse by certain shareholders.
	X	For
Independent Directors
Requiring the board chair and a majority of directors
independent directors. Proposals for a lead independent director may be supported in cases where the board chair is not independent.
	X	For
Independent Committees Requiring independent directors exclusively for the audit, compensation, nominating and governance committees.	X	For
Removal of Directors Removing a director without cause.	X	For
Indemnification of Directors and Officers
Indemnifying directors and officers for acts and omissions made in good faith and were believed to be in the best interest of the company. Limitations on liability involving willful misconduct or violations of law or regulation, or a breach of fiduciary duty, generally will be voted against.
For
Term Limits for Directors Imposing term limits on directors unless the director evaluation process is ineffective and related issues persist.	X	Against
Classified Boards Establishing a classified board.		Against
Adjournment of Meetings Providing management the authority to adjourn annual or special meetings without reasonable grounds.		Against
Amendments to Bylaws Giving the board the authority to amend bylaws without shareholder approval.		Against
J.Environment or Climate
The Advisers would generally consider the recommendations of management for shareholder proposals involving environmental issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of environmental policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Environmental and Climate Disclosures Providing environmental/climate-related disclosures and reporting unless it is duplicative or unsuitable.		For
Environmental and Climate Policies
Environmental and climate policies generally will be assessed based on the company’s related governance practices, local and industry-specific practices, the nature and extent of environmental and climate risks applicable to the company, and the economic benefit to shareholders.
Case-by-Case
K.Human Rights or Human Capital/Workforce
The Advisers would generally consider the recommendations of management for shareholder proposals involving social issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of social policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Human Rights and Labor Disclosures Providing human rights and labor-related disclosures and reporting unless it is duplicative or unsuitable.		For
Human Rights and Labor Policies
Human rights and labor policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, local and industry-specific practices, the nature and extent of supply chain or reputational risks applicable to the company, and their economic benefit to shareholders.
Case-by-Case
L.Diversity, Equity, and Inclusion
The Advisers generally support reporting that provides meaningful information for evaluating the financial impact of diversity, equity, and inclusion (DEI) policies and practices unless it is unduly costly or burdensome. For policy proposals, the Advisers will consider existing policies, regulations and applicable local standards and best practices, to determine if they provide an added benefit to shareholders. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
DEI Disclosure Providing Equal Employment Opportunity (EEO-1) Reports, and other additional disclosures or reporting unless it is duplicative or unsuitable.		For
Anti-Discrimination Policy Adopting an anti-discrimination and harassment policy.		For
Other DEI Policies Other DEI policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, and local and industry-specific practices.		Case-by-Case
M.Other Social Issues

Proposal	Shareholder Proposal	Anticipated Vote
Political Contribution and Activity
Political contributions and lobbying activities generally will be reviewed in consideration of legal restrictions and requirements, applicable policies and historical practice, and its cost-benefit to the company. Related disclosures to shareholders generally are supported.
Case-by-Case
Charitable Contribution
Charitable contributions, in general, will be reviewed in consideration of applicable policies and historical practice, conflicts of interests, as well as the cost-benefit of charitable spending. Related disclosures to shareholders generally are supported.
Case-by-Case

Hotchkis & Wiley
Effective as of March 2023
OUR MANDATE
Our primary responsibility is to act as a fiduciary for our clients when voting proxies. We evaluate and vote each proposed proxy in a manner that encourages sustainable business practices which in turn maximizes long-term shareholder value.

There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where we are unable to vote a particular proxy. In those instances where we do not have voting responsibility, we will generally forward our recommendation to such person our client designates.

OUR PROCESS

Analyst Role
To the extent we are asked to vote a client’s proxy, our investment analysts are given the final authority on how to vote a particular proposal as these analysts’ understanding of the company makes them the best person to apply our policy to a particular company’s proxy ballot.

Voting Resources
To assist our analysts in their voting, we provide them with a report that compares the company’s board of directors’ recommendation against H&W’s proxy policy guideline recommendation and with third-party proxy research (Institutional Shareholder Services “ISS” sustainability and climate benchmarks) and third-party ESG analysis (Morgan Stanley Capital International “MSCI”).

Engagement
As part of our normal due diligence and monitoring of investments, we engage management, board members, or their representatives on material business issues including environmental, social, and governance (“ESG”) matters. Each proxy to be voted is an opportunity to give company management and board members formal feedback on these important matters.

If our policy recommendation is contrary to management’s recommendation, our analyst is expected, but not required, to engage management. If the ballot issue is a materially important issue (i.e., the issue impacts the intrinsic value of the company), the analyst is required to engage with the company. Based on the engagement and the analyst’s investment judgment, the analyst will submit a vote instruction to the Managing Director of Portfolio Services via email.

Collaboration
We are not “activists” and we do not form ”groups” as defined by the SEC. However, we do engage with other institutional shareholders on important ESG proxy matters.

Exceptions To Policy
Any deviation from the H&W policy recommendation requires a written statement from the analyst that summarizes their decision to deviate from policy. Typical rationales include the issue raised is not material, the proposal is moot (e.g., the company already complies with proposal), the company has a credible plan to improve, policy does not fit unique circumstances of company, analyst’s assessment of the issue is in-line with intent of policy, or the proposal usurps management's role in managing the company.

Exceptions to policy are reviewed annually by the ESG Investment Oversight Group.

Administration
The Managing Director of Portfolio Services coordinates the solicitation of analysts’ votes, the collection of exception rationales, and the implementation of those votes by our third-party proxy advisor, ISS.

CONFLICTS OF INTEREST
All conflicts of interest are adjudicated based on what is deemed to be in the best interest of our clients and their beneficiaries. Our Proxy Oversight Committee (“POC”) is responsible for reviewing proxies voted by the firm to determine that the vote was consistent with established guidelines in situations where potential conflicts of interests may exist when voting proxies. In general, when a conflict presents itself, we will follow the recommendation of our third-party proxy advisor, ISS.

OVERSIGHT AND ROLES
ESG Investment Oversight Group
The ESG Investment Oversight Group is responsible for overseeing all ESG investment related issues. This mandate includes oversight of proxy voting policies and procedures as they relate to investment activity including the monitoring of proxy engagements, review of proxy voting exceptions and rationales, assessment of proxy voting issues, determination of ESG proxy goals, and education of investment staff on proxy matters. The group is staffed by members of the investment team and reports to the firm’s Chief Executive Officer.

Proxy Oversight Committee
The Proxy Oversight Committee is responsible for overseeing proxy administration and conflicts of interest issues. The committee is comprised of the Chief Operating Officer, Chief Compliance Officer, the chair of the ESG Investment Oversight Group, and Managing Director of Portfolio Services. This group oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This committee manages our third-party proxy advisory relationship.

Investment Analyst
The investment analyst is responsible for analyzing and voting all proxies. The investment analyst has the final authority on individual proxy votes. The ESG Investment Oversight Group has final authority on creating and amending the proxy policy.

VOTING GUIDELINES
This section summarizes our stance on important issues that are commonly found on proxy ballots, though each vote is unique and there will be occasional exceptions to these guidelines. The purpose of our proxy guidelines is to ensure decision making is consistent with our responsibilities as a fiduciary.

These guidelines are divided into seven categories based on issues that frequently appear on proxy ballots.

•Boards and Directors
•Environmental and Social Matters
•Auditors and Related Matters
•Shareholder Rights
•Capital and Restructuring
•Executive and Board Compensation
•Routine and Miscellaneous Matters

Boards and Directors

Board Independence
We believe an independent board is crucial to protecting and serving the interests of public shareholders. We will generally withhold from or vote against any insiders when such insider sits on the audit, compensation, or nominating committees; or if independent directors comprise less than 50% of the board. Insiders are non- independent directors who may have inherent conflicts of interest that could prevent them from acting in the best interest of shareholders. Examples of non-independent directors include current and former company executives, persons with personal or professional relationships with the company and or its executives, and shareholders with large ownership positions.

Board Composition
We believe directors should attend meetings, be focused on the company, be responsive to shareholders, and be accountable for their decisions.

We will generally withhold from or vote against directors who attend less than 75% of meetings held during their tenure without just cause, sit on more than 5 public company boards (for CEOs only 2 outside boards), support measures that limit shareholder rights, or fail to act on shareholder proposals that passed with a majority of votes.

Board Diversity
Boards should consider diversity when nominating new candidates, including gender, race, ethnicity, age, and professional experience. We encourage companies to have at least one female and one diverse (e.g., race, ethnicity) director or have a plan to do so.

Board Size
We do not see a standard number of directors that is ideal for all companies. In general, we do not want to see board sizes changed without shareholder approval as changing board size can be abused in the context of a takeover battle.

Board Tenure
In general, we will evaluate on a case-by-case basis whether the board is adequately refreshed with new talent and the proposed changes are not designed to reduce board independence.

Classified Boards
We oppose classified boards because, among other things, it can make change in control more difficult to achieve and limit shareholder rights by reducing board accountability.

Cumulative Voting
Generally, we oppose cumulative voting because we believe that economic interests and voting interests should be aligned in most circumstances.

Independent Board Chair
Generally, we favor a separate independent chair that is not filled by an insider. If the CEO is also the board chair, we require 2/3 of the board to be independent, a strong independent director (i.e., has formal input on board agendas and can call/preside over meetings of independent directors), and the CEO cannot serve on the nominating or compensation committees.

Proxy Contests
Proxy contests are unusual events that require a case-by-case assessment of the unique facts and circumstances of each contested proxy campaign. Our policy is to defer to the judgement of our analysts on what best serves our clients’ interests. Our analysts will evaluate the validity of the dissident’s concerns, the likelihood that the dissident plan will improve shareholder value, the qualifications of the dissident’s candidates, and management’s historical record of creating or destroying shareholder value.

Risk Oversight
Generally, companies should have established processes for managing material threats to their businesses, including ESG risks. We encourage transparency and vote to improve transparency to help facilitate appropriate risk oversight.

Environmental and Social Matters

We believe the oversight of ESG risks is an important responsibility of the board of directors and is a prerequisite for a well-managed company. Transparent disclosures are necessary to identify and evaluate environmental and social risks and opportunities. A lack of transparency will increase the likelihood that environmental and social risks are not being sufficiently managed/limited/mitigated. In general, we will engage companies with substandard disclosure to encourage them to provide adequate disclosure on E&S risks that typically align with Sustainability Accounting Standards Board (“SASB”) recommendations.

In general, we support proposals that encourage disclosure of risks provided they are not overly burdensome or disclose sensitive competitive information balanced against the materiality of the risk. We also consider whether the proposal is more effectively addressed through other means, like legislation or regulation.

Environmental Issues

Climate Change and Green House Gas Emissions
Climate change has become an important factor in companies’ long-term sustainability. Understanding a company’s strategy in managing these risks and opportunities is necessary in evaluating an investment’s prospects. We support disclosures related to the risks and/or opportunities a company faces related to climate change, including information on how the company identifies and manages such risks/opportunities.

Energy Efficiency

We generally support proposals requesting that a company report on its energy efficiency policies. Exceptions may include a request that is overly burdensome or provides unrealistic deadlines.

Hydraulic Fracturing
We support proposals requesting greater disclosure of a company's hydraulic fracturing operations. This includes steps the company has taken, or plans to take, regarding mitigating and managing its environmental impact overall and on surrounding communities.

Renewable Energy
We support requests for reports on renewable energy accomplishments and future plans. Exceptions may include duplicative, irrelevant, or otherwise unreasonable requests.

Social Issues

Equal Opportunity
We support proposals requesting disclosures of companies’ policies and/or future initiatives related to diversity, including current data regarding the diversity of its workforce.

Gender Identity and Sexual Orientation
We support proposals to revise diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

Human Rights Proposals
We support proposals requesting disclosure related to labor and/or human rights policies.

Political Activities
We support the disclosure of a company’s policies and procedures related to political contributions and lobbying activities.

Sexual Harassment
We vote on a case-by-case basis regarding proposals seeking reports on company actions related to sexual harassment. We evaluate the company’s current policies, oversight, and disclosures. We also consider the company’s history and any related litigation or regulatory actions related to sexual harassment, and support proposals we believe will prevent such behavior when systemic issues are suspected.

Auditors and Related Matters

Generally, we will support the board’s recommendation of auditors provided that the auditors are independent, non-audit fees are less than the sum of all audit and tax related fees, and there are no indications of fraud or misleading audit opinions.

Shareholder Rights

We do not support proposals that limit shareholder rights. When a company chronically underperforms minimal expectations due to poor execution, poor strategic decisions, or poor capital allocation, there may arise the need for shareholders to effect change at the board level. Proposals that have the effect of entrenching boards or managements, thwarting the will of the majority of shareholders, or advantaging one class of shareholders at the expense of other shareholders will not be supported.

Amendment to Charter/Articles/Bylaws
We do not support proposals that give the board exclusive authority to amend the bylaws. We believe amendments to charter/articles/bylaws should be approved by a vote of the majority of shareholders.

One Share, One Vote
Generally, we do not support proposals to create dual class voting structures that give one set of shareholders super voting rights that are disproportionate from their economic interest in the company. Generally, we will support proposals to eliminate dual class structures.

Poison Pills
In general, we do not support anti-takeover measures such as poison pills. Such actions can lead to outcomes that are not in shareholders’ bests interests and impede maximum shareholder returns. It can also lead to management entrenchment. We may support poison pills intended to protect NOL assets.

Proxy Access

Generally, we support proposals that enable shareholders with an ownership level of 3% for a period of three years or more, or an ownership level of 10% and a holding period of one year or more.

Right to Act by Written Consent
We believe that shareholders should have the right to solicit votes by written consent in certain circumstances. These circumstances generally include but are not limited to situations where more than a narrow group of shareholders support the cause to avoid unnecessary resource waste, the proposal does not exclude minority shareholders to the benefit of a large/majority shareholder, and shareholders receive more than 50% support to set up action by written consent.

Special Meetings
Generally, we support proposals that enable shareholders to call a special meeting provided shareholders own at least 15% of the outstanding shares.

Virtual Meetings
We believe shareholders should have the opportunity to participate in the annual and special meetings, as current communications technology such as video conferencing is broadly available to facilitate such interactions. This improves shareholders’ ability to hear directly from management and the board of the directors, and to provide feedback as needed.

Capital and Restructuring

Events such as takeover offers, buyouts, mergers, asset purchases and sales, corporate restructuring, recapitalizations, dilutive equity issuance, or other major corporate events are considered by our analysts on a case-by-case basis. Our policy is to vote for transactions that maximize the long-term risk adjusted return to shareholders considering management’s historical record of creating shareholder value, the likelihood of success, and the risk of not supporting the proposal.

Dual Class Shares
We do not support dual class shares unless the economic and voting interests are equal.

Issuance of Common Stock
In general, we will consider the issuance of additional shares in light of the stated purpose, the magnitude of the increase, the company’s historical shareholder value creation, and historical use of shares. We are less likely to support issuance when discounts or re-pricing of options has been an issue in the past.

Executive and Board Compensation

We expect the board of directors to design, implement, and monitor pay practices that promote pay-for-performance, alignment of interest with long-term shareholder value creation, retention and attraction of key employees. In general, we will evaluate executive compensation in light of historical value creation, peer group pay practices, and our view on management’s stewardship of the company.

We expect the board of directors to maintain an independent and effective compensation committee that has members with the appropriate skills, knowledge, experience, and ability to access third-party advice.

We expect the board of directors to provide shareholders with clear and understandable compensation disclosures that enable shareholders to evaluate the effectiveness and fairness of executive pay packages.

And finally, we expect the board of directors’ own compensation to be reasonable and not set at a level that undermines their independence from management.

Golden Parachutes
Golden parachutes can serve as encouragement to management to consider transactions that benefit shareholders; however, substantial payouts may present a conflict of interest where management is incentivized to support a suboptimal deal. We view cash severance greater than 3x base salary and bonus to be excessive unless approved by a majority of shareholders in a say-on-pay advisory vote.

Incentive Options and Repricing
We generally support long-term incentive programs tied to pay-for-performance. In general, we believe 50% or more of top executive pay should be tied to long-term performance goals and that those goals should be tied to shareholder value creation metrics. We do not support plans that reset when management fails to attain goals or require more than 10% of outstanding shares to be issued. In general, we do not support the exchange or repricing of options.

Say-on-Pay
We believe annual say-on-pay votes are an effective mechanism to provide feedback to the board on executive pay and performance. We support non-binding proposals that are worded in a manner such that the actual implementation of the plan is not restricted. In general, we will vote against plans where there is a serious misalignment of CEO pay and performance or the company maintains problematic pay practices. In general, we will withhold votes from members of the compensation committee if there is no say-on-pay on the ballot, the board fails to respond to a previous say-on-pay proposal that received less than 70% support, the company has implemented problematic pay practices such as repricing options or its pay plans are egregious.

Routine and Miscellaneous Matters

We generally support routine board proposals such as updating bylaws (provided they are of a housekeeping nature), change of the corporate name or change of the time or location of the annual meeting.

Adjournment of Meeting
We do not support proposals that give management the authority to adjourn a special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements
We do not support proposals to reduce quorum requirements for shareholder meetings without support from a majority of the shares outstanding without compelling justification.

Other Business
We do not support proposals on matters where we have not been provided sufficient opportunity to review the matters at hand.

Lazard

Effective as of November 2023

A.Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). 2

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guide- lines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client
2 In accordance with this Policy, Lazard's exclusive purpose when voting proxies is to (i) maximize long-term shareholder value; (ii) prioritize our clients' pecuniary interests; and (iii) ensure that the votes cast are intended in good faith to accomplish these objectives, while adhering to our fiduciary responsibility. All proxy votes are cast in alignment with this purpose, demonstrating Lazard's commitment to act in the best interest of our clients.

has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.General Administration

1.Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the pur- poses of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2.Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/ Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting sup- port services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at at https://www.lazardassetmanage- ment.com/about/esg.

3.Voting Process

The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal.

Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1.Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value.

Routine items generally include:

•issues relating to the timing or conduct of annual meetings;
•provisionary financial budgets and strategy for the current year;
•proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
•proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and
•changes to a company’s name.

2.Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if

•there is no disclosure on the proposed amendments or full text of the amended bylaw; or

•the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.

3.Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.Board of Directors and its Committees3

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

Lazard has Approved Guidelines generally to vote FOR the following:

•the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
•a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
•a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
•proposals seeking to declassify a board;
•the implementation of director stock retention/holding periods;
•proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
•changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
•the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors,
•the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or
•minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

•proposals to require an independent board chair or the separation of chairman and CEO; and
•establishment of shareholder advisory committees.

Lazard has Approved Guidelines generally to vote AGAINST the following:

•proposals seeking to classify a board
•the election of directors where the board does not have independent “key committees” or sufficient board independence;
•non-independent directors who serve on key committees that are not sufficiently independent;
•proposals relating to cumulative voting;
•proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
•release of restrictions on competitive activities of directors4 if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election;
•the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties;5 and
•the chair of the board’s nominating committee, or all incumbent nominating committee members in the absence of the chair, if there is not at least one female on the board of directors.

3 Given the governance practices unique to the Japanese market, the voting structure described herein is aligned with the Japanese Stewardship Code.
4 This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).
5 For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.

US Listed Corporates

Given the governance practices unique to the United States market, Lazard has adopted the following principles-based approach to proxy voting that is designed to address:

•Board effectiveness – supporting board structure, diversity of cognitive thought, independence and avoiding over- boarding.
•Accountability – in conjunction with the immediately preceding bullet point, emphasizing individual account- ability, for example holding the Chair of the Nomination Committee accountable where weaknesses and conflicts have been identified.

b.Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

•proposals to adopt supermajority vote requirements or increase vote requirements;
•proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
•“blank check” preferred stock

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

c.Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

•proposals to adjourn US meetings;
•proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
•efforts to eliminate or restrict right of shareholders to act by written consent; and
•proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

4.Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

Lazard has adopted Approved Guidelines to vote FOR:

•management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
•stock splits and reverse stock splits;

•investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;6
•requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
•management proposals to adopt or amend dividend reinvestment plans; and
•dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

•matters affecting shareholder rights, such as amending votes- per-share;
•management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of preemption rights);
•the use of proceeds and the company’s past share issuances;7
•proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
•loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

Lazard has adopted Approved Guidelines to vote AGAINST:

•changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
•the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
•the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.

5.Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).

Lazard has Approved Guidelines generally to vote FOR

•employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
•proposals to submit severance agreements to shareholders for approval;
•annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
•annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

•restricted stock plans that do not define performance criteria; and
•proposals to approve executive loans to exercise options.

Lazard has Approved Guidelines generally to vote AGAINST:

•proposals to re-price underwater options;
•annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of share- holders; and annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
6 Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.
7 Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

US Listed Corporates

Given the governance practices unique to the United States market, Lazard maintains the view that votes regarding Say on Pay should in principle, support fair and transparent remuneration. In addition, we also consider:

▪the level of dissent on previous Say on Pay votes; and
▪individual accountability, for example holding the Chair of the Compensation Committee accountable where weaknesses have been identified.

6.Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.

7.Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

However, as a guide, Lazard will generally vote FOR proposals:

•asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
•seeking the approval of anti-discrimination policies;
•which are considered socially responsible agenda items;
•which improve an investee company’s ESG risk management and related disclosures; and
•deemed to be in the long-term interests of shareholders.

8.Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:

•seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
•seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
•seek to improve the diversity of the board;
•seek improved disclosures on the diversity of the board and the wider workforce;
•seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
•seek to eliminate or restrict severance agreements, or

•are deemed to be in the long-term interests of shareholders including Lazard’s clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

•seek to infringe excessively on management’s decision- making flexibility;
•seek to establish additional board committees (absent demonstrable need);
•seek to establish term limits for directors if this is unnecessary;
•seek to change the size of a board (unless this facilitates improved board diversity);
•seek to require two candidates for each board seat; or
•are considered not to be in the long-terms interests of share- holders.

E.Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F.Conflicts of Interest

1.Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by
Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

•Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
•Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
•Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
•A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.

a.Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. Lazard also reserves its right to Abstain.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.

G.Other Matters

1.Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

2.Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

H.Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J.Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Lord Abbett
Proxy Voting Policy
February 2025
I.POLICY SCOPE

Lord, Abbett & Co. LLC, and its advisory affiliates (the “Lord Abbett Advisers”) view proxy voting as an important element of the portfolio management services they provide to advisory clients who have granted the Lord Abbett Advisers with the authority to vote proxies on their behalf. The Lord Abbett Advisers will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with their fiduciary obligations or in accordance with written client instructions, if applicable. In this regard, the Lord Abbett Advisers seek to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, the guiding principle of the Lord Abbett Advisers’ approach to proxy voting is the belief that effective proxy voting creates a sound corporate governance framework that best serves the long-term interests of a company’s shareholders.

This Proxy Voting Policy (the “Policy”) and the related proxy voting guidelines set forth in Appendix A (the “Guidelines”) were developed to implement the Lord Abbett Advisers’ proxy voting philosophy and address a broad range of issues that arise most frequently. These Guidelines are not exhaustive, and these Guidelines represent our general views. The Lord Abbett Advisers will vote in their discretion on any specific proposal consistent with a client’s long term best interest. The Lord Abbett Advisers are not obligated to vote pursuant to the Guidelines, and, when voting, will review each matter on a case-by-case basis.

Certain terms used in this Policy are defined in Section VII.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved

II.OVERVIEW

Investment teams vote proxies on behalf of: (i) pooled investment vehicles advised by a Lord Abbett Adviser, including the Lord Abbett Family of Funds and the Lord Abbett Alternatives Funds (the “Lord Abbett Funds”) and; (ii) advisory clients that have explicitly granted a Lord Abbett Adviser the authority to vote proxies on their behalf. The Lord Abbett Advisers will generally vote proxies in accordance with the Guidelines, unless the client has provided specific proxy voting instructions in writing.

•Securities held across multiple client accounts: When multiple investment teams manage one or more portfolios that hold the same voting security, the Proxy Governance Team may engage with the investment teams, as needed, to determine a vote recommendation. In these situations, the Lord Abbett Advisers will generally vote with the investment team that manages the largest number of shares of the security.

•Foreign security considerations: Voting proxies of companies located in certain jurisdictions may raise issues that will restrict or prevent the ability to vote such proxies or entail significant costs. These issues include but are not limited to: (i) ballots written in a language other than English: (ii) untimely or insufficient notice of shareholder meetings; and (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes. Accordingly, a Lord Abbett Adviser will vote non-U.S. proxies on a reasonable best efforts basis only, after weighing the costs and benefits of voting such proxies.

In certain foreign jurisdictions the voting of proxies can result in other restrictions that have an economic impact or cost to the security, such as “share blocking.” Share blocking would prevent a Lord Abbett Adviser from selling the shares of the foreign security for a period of time if the Lord Abbett Adviser votes the proxy. In determining whether to vote proxies subject to such restrictions, the Lord Abbett Advisers, in consultation with the Proxy Governance Team, consider whether the vote itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, the Lord Abbett Advisers may determine not to vote such proxies.

•Securities lending: Certain Lord Abbett Funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. A Lord Abbett Adviser will generally attempt to recall all securities that are on loan prior to the meeting record date, so that the relevant Fund will be entitled to vote those shares. However, a Lord Abbett Adviser may be unable to recall shares or may choose not to recall shares for several reasons, including if timely notice of a meeting is not received or if the Lord Abbett Adviser determines that the opportunity for the Fund to generate securities lending revenue outweighs the benefits of voting.

Clients other than the Lord Abbett Funds may participate in externally managed securities lending programs. In these cases, client preference, operational processes, and other factors determine whether the loaned securities are recalled.

•Funds of funds: Certain Lord Abbett Funds are structured as funds of funds and invest their assets primarily in other Lord Abbett Funds (the “Funds of Funds”). Accordingly, a Fund of Funds is a shareholder in an underlying Lord Abbett Fund (the “Underlying Fund”) and may be requested to vote on a matter pertaining to such Underlying Fund. With respect to any such scenario, the Fund of Funds shall vote its shares of the Underlying Fund in accordance with the recommendation set forth in the proxy statement.

A Fund of Funds may also invest in funds that are not affiliated with the Fund of Funds (the “Unaffiliated Underlying Fund”). If a Fund of Fund’s ownership in an Unaffiliated Underlying Fund exceeds 25% of the voting securities of the Unaffiliated Underlying Fund (10% for a business development company or closed end fund), the Fund of Funds will vote its shares in the Unaffiliated Underlying Fund in the same proportion as the votes of all other shareholders of the Unaffiliated Underlying Fund.

III.CONFLICTS OF INTEREST

There may be occasions where voting a proxy may present a perceived or actual conflict of interest between the Firm, including the Lord Abbett Advisers, and one or more clients or vendors. For example:

•Firm-level: A conflict of interest may exist if the Firm has a material business relationship with either the issuer soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, when the company soliciting the proxy is a client or serves as a vendor or service provider to the Firm, a Lord Abbett Adviser, or the Lord Abbett Funds.

When Firm-level conflicts exist, it is possible that by voting against the company management recommendations, the Firm may lose revenue or jeopardize a strategic business relationship.

•Individual: A conflict may exist where a Firm employee has a known personal or business relationship with participants in proxy contests, corporate directors or candidates for directorship. Firm employees must always act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

Individuals with proxy voting responsibilities must report any known personal or business conflicts of interest regarding proxy issues with which they are involved to the Proxy Governance Team. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

When conflicts of interest arise in connection with proxy voting, the Firm’s Standards & Practices Committee (“SPC”) serves as the primary point of escalation. (See Section IV).

IV.PROXY GOVERNANCE: OVERSIGHT AND ADMINISTRATION

Proxy Governance Team

The Proxy Governance Team oversees the proxy voting process. Absent a conflict of interest, the Proxy Governance Team will review all relevant information pursuant to the voting process and communicate the decision to the Proxy Service Provider.

Proxy Service Provider

The Lord Abbett Advisers have retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to support the administration of the proxy process.

When voting proxies, the Lord Abbett Advisers consider the recommendations of the Proxy Service Provider but make an independent voting decision while taking into account the best interest of clients, including the Lord Abbett Funds and their shareholders.

The Proxy Governance Team is also responsible for oversight of the Proxy Service Provider and performs periodic due diligence which includes conflicts of interest, methodologies for developing vote recommendations, changes in leadership and resources.

Standards & Practices Committee

The SPC serves as a point of escalation for proxy voting matters that pose a conflict of interest and involve a recommendation that is contrary to that of the Proxy Service Provider. In those circumstances, the matter shall be reviewed by the SPC for resolution of the issue.

V.OTHER MATTERS

Material Non-Public Information

On occasion, a proxy solicitor may contact investment or other personnel in advance of the distribution of proxy solicitation materials to solicit support for certain proposals. This contact and subsequent discussion may result in the receipt of material, non-public information by the investment person or other recipient. In such a case, Global Compliance must be contacted immediately and such information may not be shared with others at the Firm, and no trading or recommendation regarding trading may be done or made while in possession of such information, in each case without the approval of Global Compliance.

In certain circumstances, it may be appropriate to share the Lord Abbett Advisers’ general approach to voting certain issues. However, employees are prohibited from disclosing to proxy solicitors or other third parties how a Lord Abbett Adviser is expecting to vote during a pre-solicitation communication without the prior approval of Global Compliance. Employees who are contacted in advance of the distribution of proxy solicitation materials must contact the Proxy Governance Team immediately.

Shareholder Resolutions

The Lord Abbett Advisers may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective. In such a case, the Legal Department must be consulted.

VI.REGULATORY FILINGS AND REPORTING

Filings

The Lord Abbett Advisers make their proxy voting records publicly available in compliance with applicable regulatory requirements and industry best practices:

•The Lord Abbett Funds and the applicable Lord Abbett Alternatives Funds shall annually disclose their proxy voting record for the most recent 12-month period ended June 30 on Form N-PX and shall post a link to the completed Form N-PX on the Lord Abbett Funds’ public web-site.
•The Lord Abbett Advisers that are Form 13F filers shall annually report on Form N-PX how it voted proxies concerning certain shareholder advisory votes on executive compensation (“say on pay”).
•If a Lord Abbett Adviser serves as a sub-adviser to a registered investment company with a Form N-PX filing requirement (a “Sub-Advised Fund”), the Lord Abbett Adviser shall, upon request, promptly furnish the Sub-Advised Fund’s proxy voting information to the sponsor of the Sub-Advised Fund.

Reporting

At least annually (and if applicable) the Proxy Governance Team shall provide the Boards of the Lord Abbett Funds with a proxy voting report which shall include, among other things, the results of the most recently completed proxy voting season, conflicts of interest resolution, including conflicts that were escalated to the SPC and the outcome of such votes, proxies involving foreign securities, proxies involving securities on loan, enhancements or changes made to this Policy or the Guidelines and any other proxy voting information that the Boards or their counsel shall request.

VII. DEFINED TERMS

Firm means Lord, Abbett & Co. LLC, and its affiliates.

Investment Advisers Act means the U.S. Investment Advisers Act of 1940, as amended. Investment Company Act means the U.S. Investment Company Act of 1940, as amended. Lord Abbett Advisers means Lord, Abbett & Co. LLC, and its advisory affiliates.

Lord Abbett Alternatives Funds means the family of funds consisting of: (i) closed-end investment companies that have elected to be regulated as business development companies under the Investment Company Act and advised by a Lord Abbett Adviser, and (ii) the closed-end interval funds registered under the Investment Company and advised by a Lord Abbett Adviser.

Lord Abbett Family of Funds means the family of open-end mutual funds registered under the Investment Company Act and advised by a Lord Abbett Adviser.

Lord Abbett Funds means collectively, the Lord Abbett Family of Funds and the Lord Abbett Alternative Funds.

Proxy Governance Team means the team within the Office of the Chief Operating Officer (Investments) that is responsible for the oversight of the proxy voting process for the Lord Abbett Advisers.

SEC means the U.S. Securities and Exchange Commission.

Securities Act means the U.S. Securities Act of 1933, as amended.

APPENDIX A

PROXY VOTING GUIDELINES

The Lord Abbett Advisers’ Proxy Voting Guidelines pertaining to specific issues are set forth below. Proposals will generally be voted consistent with these Guidelines but may deviate based on the facts and circumstances of the matter under consideration.

Corporate Governance

Investors and businesses have benefited from positive changes in corporate governance. Shareholders have taken a more active role in businesses in which they invest, and companies are communicating more with shareholders. Companies are more conscious of the need for transparent and effective governance policies, and there has been progress in the evolution of these practices. Companies with a principled governance approach are better positioned to manage the risks inherent in business and recognize opportunities that help deliver sustainable growth and returns for shareholders. In formulating an approach, the Lord Abbett Advisers are focused on best practice standards for governance, including industry approved frameworks and guidance.

Directors

A company’s board of directors oversees all aspects of its business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, the Lord Abbett Advisers will consider the following factors, among others:

•the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement;
•the composition of the board and its committees
•whether the nominee is independent of the company’s management;
•the nominee’s board meeting attendance;
•the nominee’s history of representing shareholder interests on the company’s board or other boards;
•the total number of outside board positions held by the nominee;
•the nominee’s investment in the company;
•the company’s long-term performance relative to a relevant market index; and
•takeover activity.

We may withhold votes for some or all a company’s director nominees on a case-by-case basis. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, the Lord Abbett Advisers will consider additional factors related to the specific committee’s oversight responsibilities.

Competent boards add value and represent shareholders’ perspectives effectively during board deliberations. Companies with effective boards have a competitive advantage, as boards provide invaluable oversight and actively contribute to critical management choices that bolster long-term financial performance. With this in mind, the Lord Abbett Advisers believe companies that draw from a larger pool of candidates and attract and retain a diversity of talent from many backgrounds are better positioned for long-term, sustainable success. The Lord Abbett Advisers encourages boards to periodically assess director qualifications and skills to ensure relevant experience and diverse perspectives are represented.

The Lord Abbett Advisers believe that diversity and inclusivity presents the flow of novel perspectives and skills that lead to overall better risk management and the company’s competitiveness over time. We encourage boards to pursue diversity and inclusivity. We recognize that diversity can be defined across a number of dimensions. However, if a board is to be considered meaningfully diverse, we take the view that diversity across gender, race, or ethnicity should be evident.

The Lord Abbett Advisers will consider their engagement history with a company and vote on proposals related to board diversity on a case-by-case basis taking into consideration if the company has articulated a plan for advancing diversity on the board.

Governance Practices

The Lord Abbett Advisers may consider a vote against, or withhold votes for, certain director nominees at companies that have material governance shortcomings, including those implemented at the time of an initial public offering, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, or supermajority vote standards, among others.

Majority Voting

The Lord Abbett Advisers generally favor a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast and we will generally support proposals that seek to adopt a majority voting standard.

Board Classification
The Lord Abbett Advisers generally believe that directors should be elected annually and will typically support proposals that seek to remove a classified board structure though not for investment products (such as business development companies) where such structures are usual and customary. When evaluating board classification proposals, the following factors, may be considered, among others:

•the company’s long-term strategic plan;
•the extent to which continuity of leadership is necessary to advance that plan; and
•the need to guard against takeover attempts.

Board Independence

Director independence – from management, significant shareholders, or other related parties – is a key principle of sound corporate governance. The Lord Abbett Advisers encourage boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the board’s decision-making and oversight of the company’s management. We generally consider it a sound practice for the board to be comprised of a majority of independent members.

Circumstances that may raise questions as to independence include, but are not limited to:

•current or recent employment at the company or a related entity;
•being, or representing, a shareholder with a substantial ownership interest in the company;
•having any other interest, business or other relationship which could, or be perceived to, materially interfere with a director’s ability to act in the best interests of the company and its shareholders.

We may withhold votes or vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.

Independent Board Chair

Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. The Lord Abbett Advisers vote on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including whether we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

Overboarding

The Lord Abbett Advisers believe that director nominees should be able to dedicate sufficient time to each of the companies they represent to fully execute their board oversight responsibilities. It is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. We may vote against directors that we deem to be “overboarded” and will consider voting against director nominees if they sit on more than five public company boards, or if they are an active executive who sits on more than two outside public company boards.

Compensation and Benefits

The Lord Abbett Advisers pay particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.

The Lord Abbett Advisers review all issues related to compensation on a case-by-case basis and may oppose management if we believe:

•a company’s compensation ratio to be excessive or inconsistent with that of its peers;
•a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or
•a company has not met performance expectations, among other reasons.

Advisory Vote on Executive Compensation

“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. The Lord Abbett Advisers generally prefer that say-on-pay proposals occur on an annual basis and will evaluate say-on-pay proposals on a case-by-case basis. We consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation.

Equity Compensation Plans

Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. The Lord Abbett Advisers will vote on equity compensation plans on a case-by-case basis. In evaluating such proposals, we will consider the following factors, among others:

•whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders;
•the rate at which a company grants equity awards;
•the features of the plan and costs associated with it;
•whether the plan allows for repricing or replacement of underwater stock options; and
•quantitative data regarding compensation ranges by industry and company size.

We scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

Employee Stock Purchase Plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. The Lord Abbett Advisers will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.

Clawback Provisions

The Lord Abbett Advisers believe that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. We will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other relevant factors.

Tax Gross-ups

The Lord Abbett Advisers generally support the adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive’s tax liability with respect to compensation, perquisites, and other benefits.

Severance Agreements

Severance (also referred to as “golden parachute”) payments are sometimes made to departing executives after termination or upon a company’s change in control. The Lord Abbett Advisers will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event. We will vote shareholder proposals related to severance agreements on a case-by-case basis.

Shareholder Rights

Proxy Access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. The Lord Abbett Advisers vote on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation.

Similarly, we evaluate proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

Shareholder Rights Plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. The Lord Abbett Advisers believe that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders. Accordingly, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification.

In evaluating a poison pill proposal, however, the Lord Abbett Advisers may consider the following factors, among others:

•the duration of the poison pill;
•whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value;
•our level of confidence in management;
•whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support long-term corporate goals; and
•the need to guard against takeover attempts.
Rights to Call Special Shareholder Meetings

The Lord Abbett Advisers typically support the right to call special shareholder meetings. In evaluating such a proposal, we will consider the following factors, among others:

•the stock ownership threshold required to call a special meeting;
•the purposes for which shareholders may call a special meeting;
•whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and
•the anticipated economic impact on the company of having to hold additional shareholder meetings.

Similarly, we evaluate proposals that seek to amend the terms of an existing special meeting right on a case-by-case basis. We may vote against these proposals if the existing provision has a reasonable threshold in place.

Rights to Act by Written Consent

The Lord Abbett Advisers vote on a case-by-case basis on proposals requesting rights to act by written consent, though we may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.

Virtual Shareholder Meetings

Companies should hold annual special shareholder meetings in a manner that best services the needs of its shareholders and the company. Shareholders should have the opportunity to participate in such meetings. Shareholder meetings provide shareholders with the opportunity to provide feedback or raise concerns and hear from the board and company management.

The Lord Abbett Advisers will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform). We will consider proposals to authorize the company to hold virtual only meetings (held entirely through a virtual platform with no in-person component) on a case-by-case basis.

Supermajority Vote Requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change for a company and its corporate governance practices. The Lord Abbett Advisers typically support the ability of shareholders to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative Voting

The Lord Abbett Advisers generally vote against cumulative voting proposals. Cumulative voting provides that shareholders may concentrate their votes for one or more candidates, a system that can enable a minority block to place representation on a board.

Confidential Voting

The Lord Abbett Advisers believe that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Reimbursing Proxy Solicitation Expenses

The Lord Abbett Advisers vote on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.

Transacting Other Business

The Lord Abbett Advisers believe that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, we typically vote against such proposals.

Corporate Matters

Charter Amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. The Lord Abbett Advisers consider proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these Guidelines.

Capital Structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. The Lord Abbett Advisers will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (e.g., to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.

The Lord Abbett Advisers generally believe that all shares should have equal voting rights at publicly traded companies and will:

•generally oppose proposals to create a new class of stock with superior voting rights; and
•typically vote for proposals to eliminate a dual or multi-class voting structure.

Reincorporation

The Lord Abbett Advisers generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Mergers, Acquisitions, and Restructurings

The Lord Abbett Advisers view the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision and evaluate such proposals on a case-by-case basis. In evaluating such proposals, we may consider the following factors, among others:

•the anticipated financial and operating benefits;
•the offer price;
•the prospects of the resulting company; and
•any expected changes in corporate governance and their impact on shareholder rights.

Political Contributions and Lobbying

The Lord Abbett Advisers recognize that companies may participate in the political process within legal limits to help shape public policy consistent with a company’s strategy. While we understand the rationale for involvement in certain political activities, we generally encourage transparency in the process to help stakeholders evaluate potential risks that may impact returns. The Lord Abbett Advisers generally encourage the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.

We will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, we will consider the current level of disclosure, peer disclosure, previous litigation or controversies, the consistency between a company’s public statements on issues and the nature of its lobbying activity, engagement, and reputational or legal risks, among other factors.

Climate Proposals

The Lord Abbett Advisers will vote proposals relating to environmental matters on a case-by-case basis. In evaluating these proposals, we consider materiality and risk and return potential as well as a company’s governance framework, current disclosures, peer disclosures, engagement, related controversies, and environmental commitments, among other factors.

Human Rights

The Lord Abbett Advisers support and respect the protection of internationally proclaimed human rights and companies that are not complicit in human rights abuses. In evaluating proposals related to human rights, the Lord Abbett Advisers will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors and vote such matters on a case-by-case basis.

Auditors

The Lord Abbett Advisers believe that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, controversies, or failure of the auditors to act in shareholders’ best economic interests, among other relevant factors.

Los Angeles Capital Management LLC
Proxy Policy
Effective: May 21, 2024
I.Introduction
Los Angeles Capital Management LLC (“Los Angeles Capital” or the “Firm”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with U.S. Securities and Exchange Commission (“SEC”) Rule 206(4) ‐ 6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and its obligations under the Employee Retirement Income Security Act of 1974 (“ERISA”). Los Angeles Capital provides investment advisory or sub-advisory services to various types of institutional clients. When clients give Los Angeles Capital the authority to vote proxies held in their client accounts such authority is specified in the advisory contract or other governing agreements.
II.Proxy Policy Statement
Los Angeles Capital has retained Glass, Lewis & Co., LLC (“Glass Lewis”) an unaffiliated third‐party, to act as an independent proxy voting agent. Glass Lewis provides proxy analysis, voting recommendations and administration, recordkeeping, and manages other operational and reporting matters of the proxy voting process. If at any time a material conflict arises in connection with the Firm voting proxies for a client account, it would be resolved in the best interest of the client.
When Los Angeles Capital is given proxy voting authority together with a client’s voting policy, the Firm oversees compliance with such policy. When the client elects to use the Firm’s standard proxy guidelines, the Firm will vote in accordance with the guidelines approved by the Firm’s Proxy Committee (“Committee”). The Committee has approved the use of Glass Lewis’ market-based U.S. and Global guidelines8, as may be modified from time to time (the “Firm’s Guidelines”). Clients with specific proxy voting goals may direct the Firm to apply a thematic set of proxy guidelines developed by Glass Lewis or provide the Firm with an alternative set of custom guidelines for use in voting proxies for the client’s account.

A.Proxy Voting Guidelines
On an annual basis, the Committee reviews the Firm’s Guidelines. Members of the Committee also selectively review a sampling of the voting recommendations and the related proxy materials in determining whether to modify the approved Firm Guidelines.
Where the Firm has proxy voting authority, the Firm ultimately retains the right to cast each vote on a case‐by‐case basis, taking into consideration the applicable proxy guidelines including any contractual obligations or the specific voting policy of the particular portfolio as well as all relevant facts and circumstances including information that might be gathered from sources beyond Glass Lewis. Management of issuers, as well as other interested parties, will sometimes release supplemental information (after the proxy statement) that relates to a pending proxy vote. Glass Lewis and the Firm will not always be able to consider such additional information depending on when it is released.
8 https://www.glasslewis.com/voting-policies-current/

In the event there is a disagreement with the Glass Lewis analysis as to a particular vote, the Committee will determine whether it is appropriate to vote contrary to the Glass Lewis analysis provided that such decision is consistent with the approved guideline. In the rare circumstance that the Committee believes it is in the best interest of a client to vote contrary to an approved guideline, the Committee will seek client consent prior to placing a vote that is contrary to such approved guideline(s).

Los Angeles Capital recognizes that a client may issue specific directives regarding how particular proxy issues are to be voted for the client’s portfolio holdings. The Firm requires that the advisory or sub‐advisory contract specify such instructions, including instructions as to how those votes will be managed, particularly where they differ from the Firm’s Guidelines.

It is unlikely that serious conflicts of interest will arise in the context of the Firm’s proxy voting because the Firm does not engage in other financial businesses such as brokerage or managing public companies, underwriting, or investment banking. Nevertheless, should a conflict of interest arise in connection with proxy voting or Glass Lewis, such conflict will be handled as described below under Section IV B, “Conflicts of Interest.” As a matter of policy, the Firm and its employees are required to put the interests of clients ahead of their own.

B.Limitations
In limited circumstances, the Firm may elect to abstain from voting or may be unable to vote a client’s proxy. These circumstances include:
•Where the Firm concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
•Where the securities related to the vote participate in a securities lending program and are out on loan. In many cases, where a client directs the securities lending, Los Angeles Capital may not be aware when the security is out on loan and thus may not be able to recall the security before the record date, subject to the Special Considerations outlined below.
•Where the related securities are issued in a country that participates in share blocking because it is disruptive to the management of the portfolio.
•Where multiple global custodian accounts roll up into one omnibus sub-custodian account. In the specific markets where this may occur, the account managed by Los Angeles Capital is not registered individually. Therefore, if ballots are voted differently for the underlying accounts, the omnibus vote is considered split and is rejected.
•Where in the Firm’s judgement the unjustifiable costs9 or disadvantages of voting the proxy would exceed the anticipated benefit of voting (e.g., certain non‐U.S. securities).
•Where a required Power of Attorney is not on file or it is not feasible to get one on file.
C.Special Considerations
Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations, individual client direction, and special guideline arrangements will dictate how voting will be done in these cases.
Mutual Funds
Where the Firm votes proxies for a mutual fund that it sub-advises, unless otherwise directed and agreed with such fund and its adviser, the proxies typically will be voted in accordance with the Firm’s proxy guidelines Proxies of a mutual fund’s portfolio companies may be voted in accordance with resolutions or other instructions from an authorized person of the fund.
ERISA Accounts
9 The DOL has indicated that such costs include, but are not limited to, expenditures related to developing proxy resolutions, proxy voting services and the analysis of the likely net effect of a particular issue on the economic value of the plan’s investment. Fiduciaries must take into consideration whether the exercise of its rights to vote a proxy is expected to have an effect on the economic value of the plan’s investment that will outweigh the costs of exercising such rights. With respect to proxies for shares of foreign corporations, a fiduciary, in deciding whether to purchase shares of a foreign corporation, should consider whether any additional difficulty and expense in voting such shares is reflected in their market price.

The Department of Labor (“DOL”) rules emphasize that a fiduciary’s duties extend to management of shareholder rights including with respect to proxy voting. Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions. The DOL rules require voting with a focus on relevant risk-return factors and not voting in a manner that sacrifices investment returns or takes on risks that promote benefits or goals unrelated to the interests of participants and beneficiaries. Where the Firm has authority to vote proxies for an ERISA account, the Firm employs the Firm’s Guidelines unless otherwise specifically directed by the ERISA plan fiduciary. Where the Firm has authority to vote proxies for a commingled fund that is an ERISA plan asset fund, the Firm employs the Firm’s Guidelines.
Securities Lending Program
Certain situations where Los Angeles Capital may recall securities on loan to vote proxies, if operationally feasible, include: (i) where Los Angeles Capital deems a holding materially significant, (ii) where Los Angeles Capital is directing the securities lending, or (iii) where a client has made arrangements with its custodian to permit standing instructions for the recall of securities out on loan and Los Angeles Capital has agreed to implement the standing instructions.

III.Responsibility and Oversight
The Committee was established to provide oversight to the proxy voting process and is responsible for developing, implementing, and updating the Firm’s proxy policy, reviewing approving, and/or formulating the Firm’s Guidelines, selecting and overseeing the third‐party proxy vendor, identifying any conflicts of interest, determining the votes for issues it elects to vote independently from, or that cannot be voted by, Glass Lewis, monitoring legislative and corporate governance developments surrounding proxy issues, and meeting to discuss any material issues regarding the proxy voting process. The Committee meets annually and as necessary to fulfill its obligations.
As part of the Committee’s ongoing oversight of its third-party proxy vendor, the Committee considers (i) the adequacy and quality of the proxy vendor’s staffing and personnel; (ii) the presence of conflicts and processes to address those conflicts; (iii) the robustness of the proxy vendor’s policies and procedures for ensuring that its recommendations are based on current and accurate information; and (iv) any other appropriate considerations as to the nature and quality of the proxy vendor’s services. In addition, Compliance conducts periodic reviews of ballots voted by the proxy vendor to ensure they are in line with proxy voting procedures.

In cases where the Committee votes a proxy ballot it may conduct research internally and/or use the resources of an independent research consultant or use information from any of the following sources: legislative materials, studies of corporate governance and other proxy voting issues, reports by issuers’ management on pending proxy votes, and/or published analyses of shareholder and management proposals. In such voting circumstances, two votes from voting members of the Committee or one voting member of the Committee and an internal legal counsel are required.

Los Angeles Capital’s Operations Department handles the day-to-day administration of the proxy voting process.

IV.Proxy Voting Procedures
Glass Lewis provides for the timely execution of specified proxy votes on the Firm’s behalf, which includes complete account set‐up, vote execution, reporting, recordkeeping, and compliance with ERISA.
Los Angeles Capital’s responsibility for voting proxies is generally determined by the obligations set forth under each client’s Investment Management Agreement, Limited Partnership Agreement, Prospectus, Trust Agreement or other legal documentation governing the account. Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser or delegated to a sub-adviser unless the voting right is retained by a named fiduciary of the plan. If an advisory or sub-advisory contract or similar document states that Los Angeles Capital does not have the authority to vote client proxies, then voting is the responsibility of some other named fiduciary.

While Los Angeles Capital will accept direction from clients on specific proxy issues for their account, the Firm reserves the right to maintain its standard position on all other client accounts for which the Firm has proxy voting authority.

A.Materiality
The Committee has designated certain materiality thresholds for situations in which the Committee may vote independently from Glass Lewis or may take separate actions in regard to securities lending limitations. Materiality thresholds are monitored daily and are escalated to the Committee for review.
B.Conflicts of Interest

Los Angeles Capital attempts to minimize the risks of conflicts and reviews the Conflict of Interest Statement prepared by Glass Lewis on an annual basis.
If Glass Lewis identifies a potential conflict of interest between it and a publicly held company, it will disclose the relationship on the relevant proxy paper research report. In these situations, members of the Committee will review the proxy paper research report and vote the proxy in accordance with the Committee charter.

If an unforeseen conflict requires specialized treatment, alternate measures may be taken, up to and including having Glass Lewis refrain from writing a proxy paper research report and abstaining from making a voting recommendation on the company. In this scenario Glass Lewis would procure a substitute research report from an alternative qualified provider, and the Committee may be required to research and vote the proxy.

If the Committee identifies a potential material conflict of interest between Los Angeles Capital or an affiliated person of the Firm and the issuer whose ballot is being voted, the client whose account holds the shares of such issuer will be notified. If no directive on how to vote is issued by the client, the Committee will vote in such a way that, in the Committee’s opinion, fairly addresses the conflict in the best interest of the client.

C.Disclosure
Los Angeles Capital will provide all clients with a copy of the Firm’s current proxy policies and procedures upon request. In addition, clients may request, at any time, a copy of the Firm’s voting records for their respective account(s) by making a formal request to Los Angeles Capital. Los Angeles Capital will make this information available to a client upon its request within a reasonable time. For further information, please contact a member of Operations at operations@lacapm.com.
Los Angeles Capital generally will not disclose how it intends to vote on behalf of a client account except as required by applicable law but may disclose such information to a client regarding their portfolio who itself may decide or may be required to make public such information. Los Angeles Capital will not disclose past votes or share amounts voted except: (i) for a valid business purpose as determined in the discretion of the Chief Compliance Officer or Chief Legal Officer, (ii) to the respective client, (iii) as required on Form N-PX related to Say-on-Pay votes, or (iv) as otherwise required by law.

D.Recordkeeping
All proxy records pursuant to Section 204‐2 of the Advisers Act are retained by either Glass Lewis or Los Angeles Capital. Glass Lewis retains (1) records of proxy statements received regarding client securities, and (2) records of each vote cast. Los Angeles Capital retains (1) copies of its proxy policies, procedures, and Firm Guidelines; (2) copies of any document created by Los Angeles Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) each written client request for information on how the adviser voted proxies on behalf of the client; (4) a copy of any written response by Los Angeles Capital to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client; and (5) regulatory filings related to proxy voting.
ERISA Accounts
Los Angeles Capital’s maintains access to proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether Los Angeles Capital is fulfilling its obligations. Such records may be maintained via Glass Lewis’ electronic system. Retention may include: (1) issuer name and meeting; (2) issues voted on and record of the vote; (3) number of shares eligible to be voted on the record date; (4) number of shares voted; and (5) where appropriate, cost‐benefit analyses.
Duration
Proxy voting books and records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, the records are fully accessible in Los Angeles Capital’s office and electronically.
Manulife
Effective February 2025
Executive summary

Each investment team at Manulife Investment Management (Manulife IM)10 is responsible for investing in line with its investment strategy and clients’ objectives. Manulife IM’s approach to proxy voting leverages the skills and knowledge of multiple individuals and teams across the company, including those with expertise on investments, legal matters, corporate governance, environmental matters, social issues, and investment stewardship. Manulife IM’s proxy voting practices align with our organizational structure and consider financially material factors in support of long-term value.
This global proxy voting policy and procedures (policy) applies to each of the Manulife IM advisory affiliates listed in Appendix A. In seeking to adhere to local regulatory requirements of the jurisdiction in which advisory affiliate operates, additional procedures specific to that affilate may be implemented to ensure compliance, where applicable. The policy is not intended to cover every possible situation that may arise in the course of business, but rather to act as a decision-making guide. It is therefore subject to change and interpretation from time to time as facts and circumstances dictate.
Manulife IM sets forth broad proxy voting guidelines in our separate Manulife IM global proxy voting guidelines (the guidelines). The guidelines express our general approach to specific proxy voting proposals and subject matter and are intended to be read in conjunction with our various issue-specific statements.11 The guidelines are an important public disclosure reflecting what we, as fiduciaries, believe drive long-term value, and we vote consistently with those principles. While the guidelines broadly indicate our approach to voting on environmental, social, and governance (ESG) integrated strategies,12 we also maintain some additional and differentiated voting guidelines for our thematic strategies. Our thematic strategies are those investment strategies that focus on specific ESG issues or trends.13 AN active decision to invest in a company and usually in the incumbent management team and, therefore, we often support management’s voting recommendations, but management recommendations are only one of the factors we consider. Public disclosure of our voting guidelines is intended to assist portfolio company management in understanding our perspective and ensure an effective dialogue. Manulife IM applies these guidelines with discretion, such that investment professionals may consider the facts and circumstance of individual ballot items.
Statement of Policy
•The right to vote is a basic component of share ownership and is an important control. Where clients delegate proxy voting authority to Manulife IM, Manulife IM has an obligations to manage voting rights in a manner consistent with our fiduciary responsibilities.
•Manulife IM seeks to achieve the state objective of the investment strategy for our clients throughout the investment process, including through proxy voting and wider stewardship.
•We encourage good corporate governance at companies as ewe believe it enhances longer-term resilience by positioning companies to best manage risks and supporting long-term shareholder value.
•Where we believe that sustainability factors can materially affect financial value, we integrate financially material sustainability risks and opportunities into our investing processes.
•We look to establish constructive relationships with board of companies in which we invest and look to integrate those dialogues into our proxy voting decision-making processes.14
•We strive to leverage a range of expertise in our company across our decision-making.
•Where Manulife IM is granted and accepts responsibility for voting proxies for client accounts, we will seek to ensure process are received, voted, or not voted with a view to maximize the economic value.
•Manulife IM has implemented processes to prevent and mitigate identified potential conflicts.
•Manulife IM will disclosure information about our proxy voting policies and procedures to our clients.
10 Manulife Investment Management is the unified global brand for Manulife’s global wealth and asset management business, which serves individual investors and institutional clients in three business; retirement, retail, and institutional asset management (public markets and private markets).
11 Our issue-specific statements include, as examples, our climate change statement, our nature statement, and our executive compensation statement.
12 Including ESG integration and quantitative screening.
13 Including sustainable, sustainable thematic, and impact (e.g., clean energy, climate mitigation).
14 For more information on our engagement activities please see the Manulife Investment Management global issuer engagement policy.

•By articulating public positions on a range of issues, developed by an appropriate range of expertise, Manulife IM articulates our opinion on how a range of issues may affect investors financially.
•Manulife IM will maintain records relating to proxy voting.
Standards
Scope of proxy voting authority
Manulife IM’s authority to vote proxies is determined by our agreements with clients. Where Manulife IM is granted and accepts responsibility for voting proxies for client accounts, we will seek to ensure proxies are received and voted in the best interests of the clients with a view to maximize the economic value of their investments unless we determine that it is in the best interest of clients to refrain from voting a given proxy. We believe that our proxy voting policies and procedures are reasonably designed to ensure that proxy voting is conducted in the best interest of clients and in accordance with our fiduciary duties and any applicable rules and regulations.
when clients have granted Manulife IM authority to vote securities in their accounts, we will vote in accordance with our proxy voting policy and standards, and clients cannot direct our vote in a particular proxy solicitation. Clients who have not provided us authority to vote securities in their accounts should reach out to their other service providers. We will not generally provide advice on proxy voting to clients who have not granted us voting authority.
Receipt of ballots and proxy materials
Except in instances in which a client retains voting authority, Manulife IM will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to the proxy voting service provider. Proxies received are reconciled against the client’s holdings, and the custodian bank will be notified if proxies have not been forwarded to the proxy service provider when due.
Use of a proxy voting services provider
Manulife IM has deployed the services of a proxy voting services provider to ensure the timely casting of votes, to provide relevant and timely proxy voting research to inform our voting decisions, and to keep associated records. In addition to fulfilling other responsibilities, the proxy voting service provider has been engaged by Manulife IM to:
•Provide research and make voting recommendations, taking into account the product’s strategy. Manulife IM has adopted the Institutional Shareholder Service (ISS) Benchmark Policy for our ESG integrated strategies12 and the ISS Sustainability Policy for our thematic strategies.13 These policies were selected as their underlying principles, and recommendations are aligned with the strategies with which they are paired. Both policies are reviewed on a regular basis to ensure broad alignment with the various Manulife IM issue-specific statements
•ensure proxies are voted and submitted in a timely manner ;
•provide alerts when companies file additional materials related to proxy voting matters;
•perform other administrative functions of proxy voting;
•maintain records of proxy statement and provide copies of such proxy statement promptly on request;
•maintain records of votes cast; and
•provide recommendations with respect to proxy voting matters in general.
Through the proxy voting execution process, the proxy voting services provider populates initial recommended voting decisions using the relevant policy that considers a range of issues.
These voting recommendations are then submitted, processed, and ultimately tabulated. Manulife IM retains the authority and operational functionality to submit different voting instructions after these initial recommendations from the proxy voting services provider have been submitted based on Manulife IM’s assessment of each situation. As Manulife IM reviews voting recommendations and decisions, as articulated below, Manulife IM may change voting instructions based on those reviews.

Vote review and decision process
The firm actively reviews voting options where Manulife IM holds a significant ownership position in an investment. A significant ownership position in an investment is defined as those cases in which Manulife IM holds at least 2% of a company’s issued share capital in aggregate across all Manulife IM client accounts. The investment professionals may also review other proxy voting items for their holdings and may make voting suggestions and/or determinations as discussed further below. Where Manulife IM holds a significant ownership position in a company, the investment professional is notified of the matter and the related voting proposals are reviewed.
Manulife IM investment professionals apply the expertise of individuals across the organization in conducting proxy voting research and providing advice. Any such advice is supplemental to the research and recommendations provided by our proxy voting services provider and review by investment professionals.
Manulife IM investment professionals may seek internal review by and advice from the sustainability team when it considers the facts and circumstances of an individual ballot item. After considering all available information, the investment professional will make a voting decision. Where the vote is different from the initial recommendation provided by the proxy voting services provider, the sustainability team will execute the change and record the rationale for the decision.
On occasion, there may be proxy votes that are not within the research and recommendation coverage universe of the proxy voting services provider. Investment professionals responsible for the proxy votes will provide voting recommendations to the Manulife IM proxy operations team, which will execute the votes accordingly.
Securities lending
Manulife IM clients retain the authority and may choose to lend shareholdings. Manulife IM, however, generally retains the ability to restrict shares from being lent and to recall shares on loan in order to preserve proxy voting rights. Manulife IM is focused in particular on preserving voting rights for companies in which the firms holds 2% or more of a company’s voting shares aggregated across client accounts. Manulife IM has a process in place to systematically restrict and recall shares on a best-efforts basis for those companies in which we own an aggregate of 2% or more across all Manulife IM client accounts.
Where Manulife IM may refrain from voting
Manulife IM may refrain from voting a proxy where we have agreed with a client in advance to limit the situations in which we will execute votes. Manulife IM may also refrain from voting due to logistical considerations that may have a detrimental effect on our ability to vote. These issues may include, but are not limited to:
•costs associated with voting the proxy exceed the expected benefits to clients;
•underlying securities that have been lent out pursuant to a client’s securities that are on loan according to a client’s securities lending program and have not been subjected to recall;
•short notice of a shareholder meeting;
•requirements to vote proxies in person;
•restrictions on a nonnational’s ability to exercise votes, determined by local market regulation;
•restrictions on the sale of securities in proximity to the shareholder meeting (i.e., share blocking);
•requirements to disclose commercially sensitive information that may be made public (i.e. reregistration);
•requirements to provide local agents with the power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis);
•insufficient information available to confirm Manulife IM is authorized to execute voting rights for certain shares; or
•the inability of a clients’s custodian to forward and process proxies electronically.
Manulife IM does not engage in empty voting

Manulife IM does not engage in the practice of empty voting.15 Manulife IM advisory affiliates are prohibited from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife IM will not knowingly vote borrowed shares (shares borrowed for short sales and hedging transactions).
Conflicts of interest
Manulife IM has a fiduciary duty to our clients. We recognize that conflicts of interest may arise in our proxy voting activities, and we seek to identify, disclose, and mitigate potential conflicts in accordance with our fiduciary responsibilities.
We have identified the following potential conflicts of interest related to our proxy voting activities:
•Voting at a company that is the sponsor of one of our institutional clients or where the company otherwise ahs a material commercial relationship with either Manulife Financial Corporation (MFC) or another member of the Manulife group, and Manulife IM could be unduly influenced by the relationship
•Manulife IM employees could have a material relationship with a company, which could affect voting activities
Manulife IM has implemented processed to prevent and mitigate identified potential conflicts:
•Each Manulife IM employee is subject to a global code of ethics and general principles of business conduct, which reinforces fiduciary obligations and reminds employees of the requirement to put the interest of our clients first. Where a material conflict is identified between an employee and a company, the conflict must be disclosed to the employee’s manager and our legal/compliance departments as needed to determine if it is appropriate for such employee to influence vote decisions for that company.
•Manulife IM uses an organizational structure that separates reporting lines for the sustainability team and investments professionals from sales and vendor functions in order to minimize real, or potential, conflicts of interest and to help ensure that voting is conducted in the best interest of the underlying clients.
•Voting decisions are executed independently of our parent company, MFC, or any of its related entities.
Voting shares of MFC
MFC is the publicly listed parent company of Manulife IM. Generally, legislation restricts the ability of a public company (and its subsidiaries) to hold shares in itself within its own accounts. Accordingly, the MFC shares investment policy outlines the limited circumstances in which MFC, or its subsidiaries, may or may not invest or hold shares in MFC on behalf of MFC or its subsidiaries.16
The MFC share investment policy does not apply to investments made on behalf of unaffiliated third parties, which remain assets of the client.17 Such investing may be restricted, however, by specific client guidelines, other Manulife IM policies, or other applicable laws.
Where Manulife IM is charged with voting MFC shares, we will seek to either vote shares in line with the voting recommendations of our external proxy voting service provider or not execute those votes in order to mitigate any conflict of interests.
Policy responsibility and oversight
The public markets sustainability committee (SC) oversees and monitors this policy and Manulife IM’s proxy voting function, as well as the third-party proxy voting service provider.
Manulife IM’s proxy operations team is responsible for the daily administration of proxy voting operational matters while the sustainability team is responsible for research and analysis of voting decisions and execution of change votes. Significant proxy voting issues identified by Manulife IM’s proxy operations team are escalated to the sustainability team and may be reviewed by compliance and the SEC.
15 Empty voting is a term embracing a variety of factual circumstances that result in a partial, or total, separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date.
16 This includes general funds, affiliated segregated funds or separate accounts, and affiliated mutual/pooled funds.
17 This includes assets managed or advised for unaffiliated third parties, such as unaffiliated mutual/pooled funds and unaffiliated institutional advisory portfolios.

The SC is responsible for the proper oversight of any service providers hired by Manulife IM to assist it in the proxy voting process. This oversight includes:
•Annual due diligence: Manulife IM conducts an annual due diligence review of the proxy voting service provider. This oversight includes an evaluation of the service provider’s industry reputation, points of risk, compliance with laws and regulations, and technology infrastructure. Manulife IM also reviews the service provider’s capabilities to meet Manulife IM’s requirements, including reporting competencies, the adequacy and quality of the service provider’s staffing and personnel, the quality and accuracy of sources of data and information, the strength of policies and procedures that enable it to make proxy voting recommendations based on current and accurate information, and the strength of policies and procedures to address conflicts of interest of the service provider related to its voting recommendations.
•Regular updates: Manulife IM requests that the proxy voting service provider deliver updates regarding any business changes that alter the service provider’s ability to provide independent proxy voting advice and services aligned with our policies.
Recordkeeping and reporting
Manulife IM provides clients with a copy of the proxy voting policy on request, and the proxy voting policy is also available on our website. Manulife IM describes our proxy voting processes to our clients in the relevant or required disclosure documents and discloses to our clients the process to obtain information on how Manulife IM voted that client’s proxies.
Manulife IM keeps records of our proxy voting activities, which include proxy voting policies and procedures, records of votes cast on behalf of clients, records of clients requests for proxy voting information, and any documents generate in making a vote decision. These documents may be available for inspection by regulatory authorities or government agencies.
Manulife IM discloses voting records, and those records are updated on a monthly basis. The voting records generally reflect the voting decisions made for retail, institutional, and other client funds in the aggregate.
Policy amendments and exceptions
This policy is subject to periodic review by the SEC in additional to a review a minimum of every three years. The SC may recommend and approve amendments to this policy.
Any deviation from this policy will only be permitted with the prior approval of the global chief investment officer in consultation with the chief sustainability officer, Manulife IM.
Apendix A
Manulife IM advisory affiliates in scope of policy and investment management business only
Manulife Investment Management Limited
Manulife Investment Management (North America) Limited
Manulife Investment Management (Hong Kong) Limited
PT Manulife Aset Manajemen Indonesia18
Manulife Investment Management (Japan) Limited
Manulife Investment Management (Malaysia) Bhd. Manulife Investment Management and Trust Corporation
Manulife Investment Management (Singapore) Pte. Ltd.
Manulife IM (Switzerland) LLC
18 By reason of certain local regulations and laws with respect to voting, for example, manual/physical voting processes or the absence of a third-party proxy voting service provider for those jurisdictions, PT Manulife Aset Manajemen Indonesia does not engage a third-party service provider to assist in their proxy voting processes. Manulife Investment Management (Taiwan) Co. Ltd. uses the third-party proxy voting service provider to execute votes for non-Taiwanese entities only.

Manulife Investment Management (Taiwan) Co., Ltd.15
Manulife Investment Management (Europe) Limited
Manulife Investment Management (US) LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY
Effective January 1, 2026
At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.
Our approach to proxy voting is guided by the following additional principles:
1.Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
2.Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
3.Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.
4.Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.
5.Transparency in approach and implementation: Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.
A.VOTING GUIDELINES

The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients. MFS reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
Additionally, these guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.

Board structure & performance
MFS generally supports the election and/or discharge of directors proposed by uncontested or non-contentious elections, unless concerns have been identified as described below.
Director Independence
•As a general matter, MFS will not support a nominee to a board if, as a result of such nominee being elected to the board, the board would consist of less than a simple majority of members who are “independent” (as determined by MFS in its sole discretion). MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or a third party (e.g., proxy advisory firm).
•As a general matter, MFS will vote against any non-independent nominee if MFS does not believe a key committee of the board (such as audit, nomination and compensation/remuneration committee) is “sufficiently independent.” MFS’ view of what constitutes “sufficiently independent” and which board committees are “key committees” varies by market.
•MFS may accept lower levels of independence in certain circumstances, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets.

Independent Chairs
•MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.

Tenure in leadership roles
•MFS may vote against a chair who is designated independent, or a lead independent overall tenure on the board equals or exceed (20) years, if refreshment is not being considered by the company’s board or MFS identifies other concerns that suggest more immediate refreshment is necessary.

Overboarding
•We believe that all directors should have sufficient time and attention to fulfil their duties and play their part in effective oversight, both in normal and exceptional circumstances. As a general guideline, MFS will generally vote against a director’s election if we believe that the director’s service on boards of outside public companies is “excessive”. Our view as to what constitutes “excessive” varies by market and role that the director serves with the public company (i.e., executive or non-executive). In cases of a director nominee who serves as a CEO or executive chair of a public company, MFS will likely only apply a vote against director’s election at the meetings of the companies where the director is a non-executive.
•When analyzing whether a director’s service on boards of multiple public companies is excessive, MFS may also consider: (i) whether the company has disclosed the director's plans to step down from one or more public company boards within a reasonable time; or (ii) whether the director serves on the multiple boards of affiliated companies, or on more than one investment company within the same investment company complex (as defined by applicable law). MFS may also vote in favor of a director whose service on outside public company boards we would otherwise deem to be excessive if after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.
•MFS may also vote against any director if we deem such nominee to have board or committee roles or other outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.

Diversity
•MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS takes a holistic view on the dimensions of diversity that can lead to a diversity of perspectives.
•Gender diversity is one such dimension and if data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board, in our view, is comprised of an insufficient representation of directors who are women. Our view as to what constitutes insufficient representation varies by market.
•MFS may consider other dimensions of diversity if we believe that the board will benefit from more diverse perspectives.
•MFS considers exceptions to our approach if we believe that the company is transitioning towards a well-balanced board with diverse perspectives or has provided clear and compelling reasons for why they have been unable to do so.

Board size	•MFS believes that the size of the board can have an effect on the board's ability to function efficiently and effectively. MFS evaluates board size on a case-by-case basis.
Other Concerns
•MFS will generally not support a nominee if MFS can determine that the nominee attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.
•MFS may not support some or all nominees standing for re-election to a board if MFS determines (i) there are concerns with a director or board regarding performance, governance, or oversight; (ii) the board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders; or (iii) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda; or (iv) a Japanese company allocates a significant portion of its net assets to cross-shareholdings.
•MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if (i) MFS votes against consecutive executive compensation votes; (ii) MFS determines that a particularly egregious executive compensation practice has occurred; (iii) MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that MFS believes are detrimental to the long-term success of the company; or (iii) an advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.
•Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.
•Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.

Discharge of Directors	•Where individual directors are not presented for election in the year MFS may apply the same vote position described above to votes on the discharge of the director.
Proxy contests
•From time to time, a shareholder may propose a slate of director nominees different than the slate of director nominees proposed by the company (a "proxy contest"). MFS will analyze proxy contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our client.

Board Accountability
Majority voting for the election of directors
•MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

Declassified boards
•MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

The right to call a special meeting or act by written consent
•MFS believes that there should be an appropriate balance between the ability of shareholders to exercise the right to call special meetings or act by written consent with the cost of conducting such special meetings or actions.
•MFS will generally support management proposals to establish these rights where they do not currently exist.
•MFS will generally support shareholder proposals to adjust existing rights if we believe that the shareholder proposal appropriately balances shareholder and company interests (generally a threshold of 15% for large and widely held companies and a threshold between 15%-25% for other companies).
•MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.
•MFS may also support shareholder proposals to establish these rights if no existing right exists if we believe that to do so appropriately balances the interests of shareholders and the company. In such circumstances, we may support proposals thresholds lower than the thresholds that we would support if proposed by management or a shareholder requesting an adjustment to an existing right.

Proxy access
•MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("proxy access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders.
•MFS generally supports proxy access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors.

Shareholder rights
Anti-takeover measures
•In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements
•While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices.
•MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future a
•MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
•MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders.
•MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”

Cumulative voting
•MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

One-share one-vote
•As a general matter, MFS supports proportional alignment of voting rights with economic interest and may not support a proposal that deviates from this approach.
•For companies listing with multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.

Reincorporation and reorganization proposals
•When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regard to these types of proposals; however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Other business	•MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.
Capitalization proposals, capital allocation & corporate actions

Issuance of stock
•There are many legitimate reasons for the issuance of stock. Nevertheless, MFS may vote a stock option plan as noted below under “Executive Compensation-Stock Plans.”
•MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.
•MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.

Repurchase programs
•MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders

Mergers, acquisitions & other special transactions
•MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party

Independent Auditors

MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion.

Executive Compensation
Executive Compensation Package
•MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that we believe are geared towards durable long-term value creation and aligned with shareholder interests and experience.
•MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern. Where such practices are identified, MFS will then analyze the compensation practices in light of relevant facts and circumstances.
•MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.
•MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
•MFS does not have formal voting guideline in regard to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe (i) the incentives should be tied to issues that are financially material for the issuer in question; (ii) they should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures; and (iii) the weighting of incentives should be appropriately balanced with other strategic priorities.
•We believe non-executive directors may be compensated in cash or stock, but these should not be performance-based.

Stock Plans
•As a general matter, MFS will vote against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan that it views as having potential excessive dilution, considering aggregate dilution and burn rate.
•In addition, MFS may oppose stock option programs and restricted stock plans if they:
◦Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.
◦Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.
•In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.
•MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
•From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will generally vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
•MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation
•MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.
•MFS may support reasonably crafted shareholder proposals that:
◦Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;
◦Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;
◦Expressly prohibit the backdating of stock options; or,
◦Prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).

Environmental & Social Proposals

•MFS believes that a company’s environmental or social practices may have an impact on the company’s long-term economic financial performance, and we analyze such proposals on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal.
•Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.
•Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically assessed on a case-by-case basis, and we will support them if in light of the relevant facts and circumstances we believe that to do so is in the best long-term interests of our clients.
•MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.
•The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.GOVERNANCE OF PROXY VOTING ACTIVITIES
1.MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a.Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.Determines whether any potential material conflict of interest exists;;
c.Considers special proxy issues as they may arise from time to time; and
d.Determines engagement priorities and strategies with respect to MFS' proxy voting activities
The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team.
2.Potential Conflicts of Interest
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.19 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals and members of the Proxy Voting Committee or the Stewardship Team) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee. Furthermore, the Proxy Voting Committee does not include individuals whose job responsibilities primarily include client relationship management, marketing, or sales.
Additionally, MFS will follow the process set forth below.
a.Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
b.If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c.If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
d.For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all matters at the company’s shareholder meeting at which the director nominee is standing for election.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client
19 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.20
3.Review of Policy
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
C.OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS
1.Use of Proxy Advisory Firms
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.
2.Analyzing and Voting Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these
20 MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each series of the MFS Active Exchange Traded Funds Trust (each series, an “MFS Active ETF” and collectively, the “MFS Active ETFs”), has been appointed by each authorized participant with authority to vote such participant’s shares of each MFS Active ETF on any matter submitted to a vote of the shareholders of the MFS Active ETF. If an MFS Active ETF submits a matter to a shareholder vote, MFD will vote (or abstain from voting) an authorized participant’s shares in the same proportion as the other shareholders of the MFS Active ETF. If there are no other shareholders in the MFS Active ETF, MFS will vote in what MFS believes to be in the MFS Active ETF’s best interest.
In addition, in the event MFS or an MFS subsidiary hold shares of an MFS Fund (including an MFS Active ETF) as seed money and the MFS Fund submits a matter to a shareholder vote, MFS or the MFS subsidiary, as the case may be, will vote (or abstain from voting) its shares in the same proportion as the other shareholders of the MFS Fund. If there are no other shareholders in the MFS Fund, MFS or the MFS subsidiary, as the case may be, will vote in what MFS believes to be in the MFS Fund’s best interest.

MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers.21 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
3.Securities Lending
From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-
U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-
U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
4.Potential impediments to voting
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the
21 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.
D.ENGAGEMENT
As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.22
MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.
A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact proxyteam@mfs.com.
E.RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
F.REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters.
22 When engaging with companies, including engagements on proxy voting topics, MFS’ focus is discussing, gathering information about, and seeking appropriate transparency on matters so that MFS may make an informed voting decision that advances MFS clients’ long-term economic interests. MFS does not engage for the purpose of trying to change or influence control of a company. Engagements may consist of ongoing communications with a company.

Pzena

Effective as of November 2025

INTRODUCTION

As a registered investment adviser and fiduciary, Pzena Investment Management, LLC (“PIM”) exercises our responsibility, where applicable, to vote in a manner that, in our judgement, is solely in the client’s best interest and will maximize long-term shareholder value. The following policies and procedures have been established to ensure decision making is consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act, Advisers Act and ERISA.
GENERAL APPROACH

Each proxy that comes to PIM to be voted shall be evaluated per the prudent process described below, in terms of what is in the best interest of our clients. We deem the best interest of clients to be solely that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). We will not subordinate the interests of our clients to any non-pecuniary interests nor will we promote non-pecuniary benefits or goals unrelated to our clients’ long-term financial interests.

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. Where PIM has voting responsibility on behalf of a client, and absent any client-specific instructions, we generally follow the Voting Guidelines (“Guidelines”) set forth below. These Guidelines, however, are not intended as rigid rules and do not cover all possible proxy topics. Each proxy issue will be considered individually and PIM reserves the right to evaluate each proxy vote on a case-by-case basis, as long as voting decisions reflect what is in the best interest of our clients.

To the extent that, in voting proxies for an account subject to ERISA, PIM determines that ERISA would require voting a proxy in a manner different from these Guidelines, PIM may override these Guidelines as necessary in order to comply with ERISA. Additionally, because clients, including ERISA clients, do not pay any additional fees or expenses specifically related to our proxy voting, there is not a need to consider the costs related to proxy voting impacting the value of an investment or investment performance.

In those instances where PIM does not have proxy voting responsibility, we shall forward any proxy materials to the client or to such other person as the client designates.

Proxy Voting Limitations

While, subject to the considerations discussed above, PIM uses our best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. Such instances include but are not limited to share blocking, securities lending, if PIM concludes that abstention is in our clients’ economic interests and/or the value of the portfolio holding is indeterminable or insignificant.

VOTING GUIDELINES

The following Guidelines summarize PIM’s positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted. These Guidelines are not exhaustive and do not cover all potential voting issues or the intricacies that may surround individual proxy votes. Actual proxy votes may also differ from the Guidelines presented, as we will evaluate each individual proxy on its own merit.,

It is also worth noting that PIM considers the reputation, experience and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. In general, PIM has confidence in the abilities and motives of the board and management of the companies in which we invest.

1)    ROUTINE BUSINESS

PIM will typically vote in accordance with the board and management on the items below and other routine issues         when adequate information on the proposal is provided.

i.Change in date and place of annual meeting (if not associated with a takeover);
ii.Change in company name;
iii.Approval of financial statements;
iv.Reincorporation (unless to prevent takeover attempts);

v.Stock splits; or
vi.Amend bylaws/articles of association to bring in line with changes in local laws and regulations.

PIM will oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

2)    CAPITAL STRUCTURE

Stock Issuance

PIM will consider on a case-by-case basis all proposals to increase the issuance of common stock, considering company-specific factors that include, at a minimum:

i.Past board performance (use of authorized shares during the prior three years);
ii.Stated purpose for the increase;
iii.Risks to shareholders of not approving the request; or
iv.Potential dilutive impact.

PIM will generally vote for such proposals (without preemptive rights) up to a maximum of 20% more than currently issued capital over a specified period, while taking into account management’s prior use of these preemptive rights. PIM will, however, vote against such proposals if restrictions on discounts are inadequate (i.e., discount limit is not stated or is in excess of 10% of the market price) and/or the limit on the number of times the mandate may be refreshed is not in line with local market practices.

3)    AUDIT SERVICES

PIM is likely to support the approval of auditors unless,

i.Independence is compromised;
ii.Non-audit (“other”) fees are greater than the sum of the audit fees23, audit-related fees24 and permissible tax fees25;
iii.There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
iv.Serious concerns about accounting practices are identified such as fraud, misapplication of Generally Accepted Accounting Principles (“GAAP”) and material weaknesses identified in Section 404 disclosures of the Sarbanes-Oxley Act of 2002.

PIM will also apply a case-by-case assessment to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

4)    COMPENSATION

PIM supports reasonable incentive programs designed to attract and retain key talent. PIM typically supports management’s discretion to set compensation for executive officers, so long as the plan aligns management and shareholder interests. PIM evaluates each plan in detail to assess whether the plan provides adequate incentive to reward long-term performance and the impact on shareholder value (e.g. dilution).

Say on Pay

PIM prefers a shareholder vote on compensation plans to provide a mechanism to register discontent with the plan itself or management team performance. As long as such proposals are non-binding and worded in a generic manner (unrestrictive to actual company plans), PIM will support them. In evaluating these proposals, PIM will generally consider, at minimum:
23 Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with the SEC
24 Audit‐related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards
25 Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

company performance, pay practices relative to industry peers, potentially problematic pay practices and/or past unresponsive behavior.

Circumstances where PIM may oppose these proposals include:

i.Restricts the company’s ability to hire new, suitable management; or
ii.Restricts an otherwise responsible management team in some other way harmful to the company.

Pay for Performance

Maintaining appropriate pay-for-performance alignment means executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Our evaluation of this issue will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; vesting schedule; equity-based plan costs; and dilution.

Incentive Options

PIM is generally supportive of incentive options that provide the appropriate degree of pay-for-performance alignment (as per the above) and are therefore in shareholder best interest. PIM will vote on a case-by-case basis depending on certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa.

However, the following would generally cause PIM to vote against a management incentive arrangement:

i.The proposed plan is in excess of 10% of shares;
ii.The 3-year average burn rate has been substantially above industry norms;
iii.The new plan replaces an existing plan before the existing plan’s termination date and some other terms of the new plan are likely to be adverse to the maximization of investment returns; or
iv.The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

Golden Parachutes / Severance Agreements

PIM will vote on a case-by-case basis, considering at minimum existing change-in-control arrangements maintained with named executive officers and new or extended arrangements.

PIM will generally vote against such proposals if:

i.The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry;
ii.The proposed parachute or severance arrangement is considerably more financially attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is three or more times greater than the affected executive’s then-current compensation shall be voted against; or
iii.The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

Tax Deductibility

Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a case-by-case basis, considering the overall impact of the amendment(s).

5)    BOARD

Director Elections

PIM generally will evaluate director nominees individually and as a group based on our assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character. PIM will apply a case-by-case approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

Board Independence

PIM will generally withhold votes from or vote against any insiders and affiliated outsiders on boards that are not at least majority independent. PIM also prefers companies to have audit committees composed of entirely independent directors.

PIM may vote in favor of any such directors in exceptional circumstances where the company has shown significant improvement.

Board Size

PIM believes there is no optimal size or composition that fits every company. However, PIM prefers that the number of directors cannot be altered significantly without shareholder approval; otherwise, potentially allowing the size of the board to be used as an anti-takeover defense.

Board Tenure

PIM believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the board. However, PIM prefers that boards do not have more than 50% of members serving for longer than ten years to avoid board entrenchment and ‘group-think’.

Chairman/CEO

PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on our assessment of the strength of the company’s governing structure, the independence of the board and compliance with local listing requirements, among other factors. When the positions of Chairman and CEO are combined, PIM prefers that the company has a lead independent director to provide some independent oversight.

Cumulative Voting

PIM will generally vote against proposals to establish cumulative voting, as this leads to misaligned voting and economic interest in a company. PIM will, however, vote in favor of proposals for cumulative voting at controlled companies where insider voting power is greater than 50%.

Director Over-Boarding

PIM will vote such proposals on a case-by-case basis but prefers that directors do not sit on more than three additional boards. In evaluating these proposals PIM will consider, at minimum, management tenure, director business expertise and director performance.

Classified Boards

PIM generally opposes classified boards because this makes a change in board control more difficult and hence may reduce the accountability of the board to shareholders. However, these proposals will be evaluated on a case-by-case basis and will consider, at minimum, company and director performance.

Board Diversity

PIM is generally supportive of a diverse board (age, experience, race, gender etc.) that is representative of its customers and stakeholders. That said, PIM does not believe in board quotas or any restrictions on director tenure that could harm shareholder interests by preventing qualified board candidates from being nominated or forcing experienced or knowledgeable directors off the board.

6)    SHAREHOLDER RIGHTS

In general PIM does not support any proposals designed to limit shareholder rights; below we have outlined some of the issues we consider most important.

Special Meetings

PIM generally supports proposals enabling shareholders to call a special meeting of a company so long as at least a 15% threshold with a one-year holding period is necessary for shareholders to do so. However, on a case-by-case basis, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

One Share, One Vote

PIM is generally opposed to proposals to create dual-class capitalization structures as these provide disparate voting rights to different groups of shareholders with similar economic investments. However, PIM will review proposals to eliminate a dual-class structure on a case-by-case basis, considering, at minimum, management’s prior record.

Supermajority

PIM does not support supermajority voting provisions with respect to corporate governance issues unless it would be in the best interest of shareholders. In general, vesting a minority with veto power over shareholder decisions could deter tender offers and hence adversely affect shareholder value.

Proxy Access

PIM will assess these proposals on a case-by-case basis, but generally supports proxy access proposals that include an ownership level and holding period of at least 3% for three years or 10% for one year.

7)    SOCIAL/ENVIRONMENTAL

PIM will consider environmental and social proposals on their own merits and make a case-by-case assessment. PIM will consider supporting proposals that address material issues if we believe they will protect and/or enhance the long-term value of the company.

While PIM is generally supportive of resolutions seeking additional ESG disclosures, such proposals will be evaluated on a case-by-case basis, taking into consideration whether the requested disclosure is material, incremental and of reasonable cost to the business.

8)    ANTI-TAKEOVER

PIM generally supports anti-takeover measures that are in the best interest of shareholders and does not support anti-takeover measures such as poison pills that entrench management and/or thwart maximization of investment returns.

ROLES & RESPONSIBILITIES

Role of ISS

PIM has engaged Institutional Shareholder Services (“ISS”) to provide a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. In engaging and continuing to engage ISS, PIM has determined that, where applicable, ISS proxy voting guidelines are consistent with ERISA’s fiduciary duties including that the votes are made in the best interest of our clients, focus on yielding the best economic results for our clients. ISS also votes, records and generates a voting activity report for our clients, and assists us with recordkeeping and the mechanics of voting. In no circumstance shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by PIM. PIM retains responsibility for instructing ISS how to vote, and we still apply our own Guidelines as set forth herein. PIM does not utilize pre-population or automated voting except as a safeguard mechanism designed to ensure that, in the unlikely event that we fail to submit vote instructions for a particular proxy, our shares will still get voted. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with our Guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).

When voting a proxy for a security that PIM’s Research team does not cover, we will vote in accordance with our Guidelines (when they specifically cover the item being voted on) and defer to ISS’s recommendations on all other items.

PIM has also engaged ISS to assist in meeting the annual Form N-PX filing requirement for Advisers finalized by the SEC to take effect for the 2024 reporting cycle (see Regulatory Reporting).

Periodically, PIM’s Vendor Management Committee conducts a due diligence review of ISS, through which it reviews and evaluates certain key policies and procedures submitted to us by ISS. PIM’s Proxy Coordinator reconciles votable holdings against the ISS portal sharecount before each meeting. PIM also samples and reviews proxy votes when testing our Proxy Voting Policy, as part of our regular compliance testing procedures. Further, PIM reviews ISS’ procedures for receiving additional information from issuers after a proxy has been sent, incorporating that information into its recommendations, and sending that information and/or updated recommendations to PIM.

Role of Analyst
The analyst who is responsible for covering the company also votes the associated proxies since they have first-hand in-depth knowledge of the company. In evaluating proxy issues, the analyst will utilize a variety of sources to help come to a decision:

i.Information gathered through in-depth research and ongoing company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes regular external engagements with senior management of portfolio companies and internal discussions with Portfolio Managers (“PMs”) and the Chief Investment Officer (“CIO”), as needed;
ii.ISS reports to help identify and flag factual issues of relevance and importance;
iii.Information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services; and/or
iv.Where applicable, any specific guidelines designated in writing by a client.

Proxy Voting Committee

To help make sure that PIM votes client proxies in accordance with our fiduciary obligation to maximize shareholder value, we have established a Proxy Voting Committee (“the Committee”) which is responsible for overseeing the Guidelines. The Committee consists of representatives from Legal, Compliance, Research, and Operations, including our Chief Compliance Officer (“CCO”), Director of Research (“DOR”), and at least one PM (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Committee will meet at least once annually and as often as necessary to oversee our approach to proxy voting.

The DOR is responsible for monitoring the analyst’s compliance with the Guidelines, the CCO is responsible for monitoring overall compliance with these procedures and an internally-designated “Proxy Coordinator” is responsible for day-to-day proxy voting activities.

CONFLICTS OF INTEREST

PIM is sensitive to conflicts of interest that may arise in the proxy voting process. PIM believes that application of the Guidelines should, in most cases, adequately address any potential conflicts of interest. However, if an actual or potential material conflict of interest has been identified, PIM has put in place a variety of different mitigation strategies as outlined below.

A potential material conflict of interest could exist in the following situations:

i.PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios;
ii.PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; or
iii.A PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member is generally defined as a spouse, child, parent, or sibling.

If a potential material conflict of interest exists, the following procedures will be followed:

i.If our proposed vote is consistent with the Guidelines, above, we will vote in accordance with our proposed vote;
ii.If our proposed vote is inconsistent with or not covered by our Guidelines, but is consistent with the recommendations of ISS, we will vote in accordance with ISS recommendations; and

iii.If our proposed vote is inconsistent with or not covered by our Guidelines, and is inconsistent with the recommendations of ISS, the CCO and the DOR (or their respective designees) (the “Conflicts Committee”) will review the potential conflict and determine whether the potential conflict is material.
a.If the Conflicts Committee determines that the potential conflict is not material, we will vote in accordance with the proposed vote.
b.If the Conflicts Committee determines the potential conflict is material, the Conflicts Committee will review the proposed vote, the analysis and rationale for the vote recommendation, the recommendations of ISS and any other information the Conflicts Committee may deem necessary in order to determine whether the proposed vote is reasonable and not influenced by any material conflicts of interest. The Conflicts Committee may seek to interview the research analysts or portfolio managers or any other party it may deem necessary for making its determination.
If the Conflicts Committee determines the proposed vote is reasonable and not influenced by any conflicts of interest, we will vote in accordance with our proposed vote.
If the Conflicts Committee cannot determine that the proposed vote is reasonable and not influenced by any conflict of interest, the Conflicts Committee will determine the best course of action in the best interest of the clients, which may include deferring to the ISS recommendation or notifying each client who holds the relevant securities of the potential conflict, to seek such client’s voting instruction.

On an annual basis, we will review and assess the conflicts policies and Code of Conduct that ISS posts on its website for sufficiency in addressing potential conflict of interest, self-dealing and improper influence issues that may affect voting recommendations by ISS. PIM will also periodically review samples of ISS’ recommendations for voting proxies, after the vote has occurred, to ensure that ISS’ recommendations are consistent with ISS’ proxy voting guidelines, as applicable. PIM’s analysts also incorporate information regarding ISS’ potential conflicts of interest into their process when evaluating and voting proxies, and on a annual basis, our DOR reviews an updated list of ISS’ significant client relationships.

Other Situations

Client Conflict

Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios, the following guidance should be followed:
i.The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an analyst’s determination whether a vote for or against a proposal is in the best interest of our clients.
ii.Where PIM determines that it is in the best interest of our clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of our other clients.
iii.If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interest of our clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within three business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

Analyst Conflict

If the analyst voting the proxy also beneficially owns shares of the company in his/her personal trading accounts, they must notify the Proxy Coordinator and the DOR must sign off on the analyst’s votes for that company. It is the responsibility of each analyst to disclose such personal interest and obtain such approval. Any other owner, partner, officer, director, or employee of PIM who has a personal or financial interest in the outcome of the vote is prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

VOTING PROCEDURES

If an analyst desires to vote contrary to the Guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the analyst will discuss the vote with the CIO, and/or DOR and/or a PM for the strategy in which the security is held. The CIO, DOR and/or the PM, shall, in turn, determine how to vote the proxy based on the analyst’s recommendation and the long-term economic impact such vote will have on the securities held in client portfolios. If the CIO, DOR and/or the PM agree with the analyst’s recommendation and determine that a contrary vote is advisable the analyst will provide written documentation of the reasons for the vote.

Vote Processing

It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Client Communication
PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. We also will update our ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

Return Proxies

The CCO, Proxy Coordinator, or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes, unless not possible to do so due to late receipt or other exigent circumstances.

CORPORATE ACTIONS

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM’s security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions

The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received in accordance with the standards described above for proxy voting, including, but not limited to, acting in the best interest of clients to maximize long-term shareholder value and yield the best economic results. In some instances, if consistent with such standards, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in certain corporate actions. Operations personnel will then notify each custodian bank, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.

CLASS ACTIONS

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

RECORD KEEPING

PIM or ISS, on PIM’s behalf, maintains (i) copies of the proxy materials received by PIM for client securities; (ii) records of proxies that were not received and what actions were taken to obtain them; (iii) votes cast on behalf of clients by account; (iv) records of any correspondence made regarding specific proxies and the voting thereof; (v) client requests for proxy voting information (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX); (vi) documents prepared by PIM to inform and/or memorialize a voting decision,

POLICY REVIEW

The Proxy Voting Committee reviews these Voting Guidelines and procedures at least annually and makes such changes as it deems appropriate, considering current trends and developments in corporate governance and related issues, as well as operational issues facing PIM and applicable regulations under the Investment Company Act, Advisers Act and ERISA.

Ranger

Effective February 2026
General Policy

Ranger Investment Management, L.P. (or the “Firm”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Firm views seriously its responsibility to exercise voting authority over securities which form part of its investors' portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.

It is the Firm's policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. These beneficial owners include the Private Funds, Mutual Funds, and a portion of the Separate Accounts we manage.

Several recurring proxy issues can be identified with respect to the governance of a company and actions proposed by that company's board. The Firm follows an internal proxy voting policy that allows the Firm to vote on these issues in a uniform manner.

The Firm, in exercising its voting powers, also has regard for the statutes and rules applicable to registered investment advisers. An overview of how votes are cast by the Firm is reported to investors by delivery of this Proxy Voting Policy. In addition, the Firm will provide, upon request, a list of how each proxy was voted for an investor.

From time to time, the Firm may receive notices regarding class action lawsuits involving securities that are or were held by the portfolios it advises. As a matter of policy, the Firm refrains from serving as the lead plaintiff in class action matters and refrains from submitting proofs of claim where the Firm believes, in its sole discretion, that either the recovery amounts are likely to be negligible or such participation is not in the interest of the applicable account. As a result, the Firm may on behalf of Clients forgo participation in class action lawsuits.

Responsibility
The Investment Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Delegation of Proxy Voting Authority and Voting Obligations
Terms and conditions defining and/or limiting the scope of Ranger Investment Management, L.P.'s proxy voting authority and voting obligations, as agreed upon with the client, are documented as part of the investment policies and objectives or included in the Investment Management Agreement of such client(s).

Voting Procedure
•Ranger Investment Management, L.P. has engaged the services of a third-party proxy services, ISS, to assist with the administration of the proxy voting process; ISS services include proxy voting recommendations based upon research and guidelines published by ISS;
•The Investment Team reviews every proxy on a case-by-case evaluation of each issue that may result in proxy votes that differ from the ISS recommendation.
•The Investment Team will determine which client accounts hold the security to which the proxy relates; and
•Proxies are generally considered by the Investment Team members responsible for monitoring the security being voted. That person will cast their votes in accordance with this policy. Any non-routine matters are referred to the Portfolio Manager.

Disclosure
•Ranger Investment Management, L.P. will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Ranger Investment Management, L.P. voted a client's proxies.
•Ranger Investment Management, L.P.'s disclosure summary will include a description of how clients may obtain a copy of the firm's proxy voting policies and procedures; and

Client Requests for Information
•Client requests for information regarding proxy votes, or policies and procedures received by any employee should be forwarded to Investment Team; and
•In response to any request, the Marketing and Client Service Team will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Ranger Investment Management, L.P. voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines
•In the absence of specific voting guidelines from the client, the Firm will obtain reasonable understanding of the client's objectives in order to vote proxies in the best interests of each particular client. Ranger Investment Management, L.P.'s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Ranger Investment Management, L.P.'s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
•In most cases, Ranger Investment Management, L.P. will vote for management's proposed directors in uncontested elections. For contested elections, the Firm votes for candidates it believes best serve shareholders' interests.
•The Firm will generally vote in favor of the following matters:
◦Votes to ratify management's appointment of independent auditors,
◦Votes for Increase Authorized Capital proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings,
◦Votes against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. The Firm is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company's share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.
•Merger and acquisition proposals are reviewed on a case-by-case basis by taking the following into consideration: 1) whether the proposed acquisition price represents fair value; 2) whether shareholders could realize greater value through other means; and 3) whether all shareholders receive equal/fair treatment under the merger acquisition terms.
•Restructuring/recapitalization proposals are reviewed on a case-by-case basis taking the following into consideration: 1) whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and 2) whether the company's longer-term prospects will be positively affected by the proposal.
•Ranger Investment Management, L.P. will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws. Corporations face great obstacles in attracting and retaining capable directors. The Firm believes such proposals will contribute to corporations' ability to attract qualified individuals and will enhance the stability of corporate management.
•In reviewing proposals, Ranger Investment Management, LP. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.
•Where the potential effect of the vote is significant to the value of clients' investments or where the matter is not addressed by our policies and procedures, Ranger Investment Management, LP. will conduct a more detailed analysis than what is contemplated by the general voting guidelines.
•Ranger Investment Management, LP. will conduct sample testing to determine that votes are cast (either internally or by third-party proxy advisory firms) consistently with our voting policies and procedures.
•Ranger Investment Management, LP.'s proxy voting responsibilities and scope of voting arrangements will be agreed upon and clearly stated in writing.

Shareholder Proposals – Corporate Governance Issues
•The Firm will generally vote for proposals calling for a majority independent board. The Firm believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
•Ranger Investment Management, LP. will generally vote against proposals to restrict Employee compensation. The Firm feels that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein. On a case-by-case basis, the Firm will vote for proposals requesting more detailed disclosure of Employee compensation, especially if the company does not have a majority outside board.

ESG Factors
The Firm’s proxy voting guidelines are grounded in financial materiality as informed by SASB/IFRS and our ESG “core considerations”. These are not intended to be rules, but a framework for proxy decision-making. For a full review of our proxy voting process, please see the “Proxy Voting” section in our Compliance Manual.

We generally support environmental proposals that seek to:

•Improve climate-related disclosures in a prudent and fiscally responsible manner and within a reasonable time frame. This includes alignment with voluntary climate reporting frameworks such as SASB/ISSB, GRI, and TCFD.

We generally support social proposals that seek to:
•Improve human capital disclosures in a prudent and fiscally responsible manner and within a reasonable time frame. This includes diversity, equity, and inclusion disclosures, EEO-1 reports, employee health and safety initiatives, and data security and privacy initiatives.

We generally support governance proposals that seek to:
•Improve board composition, independence, and diversity of skillsets. In the election of directors, we consider how proposals may benefit or hinder board independence, average board tenure, and overall board expertise that we deem important to the business.
•Improve board structure such as the separation of the CEO and Chair roles, a declassified board structure, majority voting rights, and a single class of stock which prohibits unequal voting rights. We carefully consider the potential impacts to board independence and diversity when these topics are related to director elections.
•Better align executive compensation with the interests of shareholders. For proposals related to equity-based compensation, we consider the dilutive impact of stock options on a case-by-case basis and do not support proposals where we deem dilution to be excessive.
•ISS provides logistical support as well as advisory services. We utilize two ISS policies as a reference tool in proxy voting research: the ISS Benchmark Policy and the ISS Sustainability Policy. On most matters of corporate governance, such as board independence, director tenure, or CEO/ Chairman structure, the two policies are in alignment. Both policies offer guidance based on a commitment to create and preserve economic value and to advance principles of good corporate governance.
•On matters of environmental or social import, ISS' Proxy Voting Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of the environment, fair labor practices, non-discrimination, and the protection of human rights.

Conflicts of Interest
•Ranger Investment Management, L.P. stays abreast of any conflict that may exist between the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if Ranger Investment Management, L.P. or any of its employees has any financial, business or personal relationship with the issuer.
•If a material conflict of interest exists, Investment Team will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation; and
•The Firm will maintain a record of the voting resolution and the informed consent forms obtained from our clients in any conflict of interest.

Recordkeeping
The Firm shall retain the following proxy records in accordance with the SEC's five-year retention requirement.
•These policies and procedures and any amendments.
•Each proxy statement that Ranger Investment Management, L.P. receives.
•A record of each vote that Ranger Investment Management, L.P. casts.
•Any document Ranger Investment Management, L.P. created that was material to making a decision how to vote proxies, or that memorializes that decision including reports to Investment Team or proxy committee, if applicable; and
•A copy of each written request from a client for information on how Ranger Investment Management, L.P. voted such client's proxies, and a copy of any written response.

On an annual basis, the Firm will review and document the adequacy of our voting policies and procedures to ensure that they have been formulated reasonably and implemented effectively, including whether the applicable policies and procedures continue to be reasonably designed to ensure that the firm casts votes on behalf of our clients in the best interest of such clients.

In addition to conducting initial due diligence prior to engaging the services of any third-party proxy service firm, Ranger Investment Management, LP. will:

•Monitor and review such services at least annually.
•Evaluate any conflicts of interest, consistency of voting with guidelines, assessment of the proxy service firm's accurate analysis of relevant information, and fees and disclosures.
•Consider whether the proxy advisory firm has adequately disclosed its methodologies in formulating voting recommendations.
•Review any third-party information sources that the proxy advisory firm uses as a basis for its voting recommendations.
•Consider whether the proxy advisory firm has the capacity and competency to adequately analyze voting matters, including staffing personnel and/or technology and whether the proxy voting firm has an effective process for seeking timely input from issuers and proxy advisory firm clients.

Voya

Effective as of March 19, 2025

Introduction

Voya Investment Management (“Voya IM”) as a fiduciary must vote proxies in the best interest of our clients. To this end, this document sets forth the proxy voting procedures (“Procedures”) and guidelines (“Guidelines”), collectively the “Proxy Voting Policy”, that Voya IM shall follow when voting proxies on behalf of our clients. Voya IM considers many factors, including, without limitation, environmental, social and governance (ESG) factors which may impact the investment risk and return profiles of our clients’ investments. As such, the Voya IM Proxy Voting Policy (“Policy”) was developed to summarize Voya IM’s philosophy on various issues of concern to investors and provide a general indication of how Voya IM will vote its clients’ portfolio securities with regard to these issues in order to maximize shareholder value and mitigate risks.

This Policy:

■Is global in scope
■Covers accounts managed by Voya IM for which the client has delegated voting authority to Voya IM
■Reflects the usual voting position on certain recurring proxy issues
■May not anticipate every proposal or involve unusual circumstances
■Is subject to change without immediate notification as issues arise; and
■Should not be construed as binding.

While Voya IM will vote proxies similarly across accounts for which it has voting authority, Voya IM may, when agreed upon in writing, vote proxies for certain clients or funds in accordance with the client’s or fund’s own proxy voting policy.

Proxy Voting Responsibility

Proxy Committee

Voya IM has a Proxy Committee that is comprised of senior leaders of fundamental equity, compliance, active ownership, ESG investment research, legal, client service, and operations. The Proxy Committee is responsible for ensuring that proxies are voted consistent with Voya IM’s Policy. In so doing, the Proxy Committee reviews and evaluates the Policy, oversees the development and implementation of the Policy, and resolves ad hoc issues that may arise. The Proxy Committee will conduct its activities in accordance with its charter.

Voya IM has a Proxy Committee that is comprised of senior leaders of fundamental equity, compliance, active ownership, ESG investment research, legal, client service, and operations. The Proxy Committee is responsible for ensuring that proxies are voted consistent with Voya IM’s Policy. In so doing, the Proxy Committee reviews and evaluates the Policy, oversees the development and implementation of the Policy, and resolves ad hoc issues that may arise. The Proxy Committee will conduct its activities in accordance with its charter.

Active Ownership Team

The Voya IM Active Ownership team (“AO Team”) is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting proxies in accordance with the Policy.

The AO Team is authorized to direct the Proxy Advisory Firm to vote a proxy in accordance with the Policy.

The AO Team works with various Voya IM teams and clients’ custodians to ensure proper set-up and maintenance of all accounts with the Proxy Advisory Firm.

The AO Team collaborates with the investment professionals when voting certain proposals and/or engaging with portfolio companies.

The AO Team reviews and, consistent with fiduciary obligations, votes certain proposals on a case-by-case basis and may provide the rationale for such vote to member(s) of the Voya IM Investment Team as defined below.

The AO Team is also responsible for identifying and informing the Proxy Committee of potential conflicts as discussed below.

Investment Team

Members of the Investment Team (defined for purposes of the Policy to include Voya IM Portfolio Managers and Research Analysts, collectively the “Investment Team”) are encouraged to submit recommendations to the AO Team regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. Input from relevant members of the Investment Team will be considered in determining how the proxy will be voted.

Proxy Advisory Firm

Voya IM uses Institutional Shareholder Services Inc. (“ISS”) as its Proxy Advisory Firm to assist in managing its proxy voting responsibilities. ISS is an independent proxy voting adviser that specializes in providing a variety of fiduciary-level proxy related services to institutional investment managers, plan sponsors, and other institutional investors. The services Voya IM receives from ISS include in-depth research and vote recommendations based on Voya IM’s custom guidelines. Voya IM also receives in-depth research from Glass Lewis. ISS coordinates with Voya IM’s clients’ custodians to ensure that all proxy materials relating to the portfolio securities are processed in a timely fashion.

The services Voya IM receives from ISS include in-depth research and vote recommendations based on Voya IM’s custom guidelines. Voya IM also receives in-depth research from Glass Lewis.

ISS coordinates with Voya IM’s clients’ custodians to ensure that all proxy materials relating to the portfolio securities are processed in a timely fashion.

Proxy Voting Procedures

Voting Practices

Best efforts will be used to vote proxies in all instances. However, where it is in the best interest of clients, Voya IM may determine not to vote proxies under certain circumstances including the:

■Economic effect on a client’s interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares or securities no longer held in a client portfolio, or proxies being considered on behalf of an account that has been liquidated or is otherwise no longer in existence;
■Extensive jurisdictional requirements that challenge the economic benefit of voting such as meeting- or market-specific restrictions, require additional documentation, or impose share blocking practices that may result in trading restrictions, and
■Ballots cannot be secured by the Proxy Advisory Firm in time to execute the vote by the stated deadline, e.g., certain international proxies with early voting deadlines.

Matters Requiring Case-by-Case Consideration
■The Proxy Advisory Firm will refer proxy proposals to the AO Team when the ISS Benchmark and Sustainability policies recommendations differ. Additionally, the Proxy Advisory Firm will refer any proxy proposal under circumstances where the application of the Policy is unclear, appears to involve unusual or controversial issues, or is silent regarding the proposal.
■Upon receipt of a referral from the Proxy Advisory Firm, the AO Team may solicit additional research or clarification from the Proxy Advisory Firm, Investment Team(s), or other sources.
■Proposals may be addressed, as necessary, on a case-by-case basis rather than according to the Policy, factoring in the merits of the rationale and disclosure provided.

Securities Lending

Voya IM will not be able to vote on behalf of an account if the account participates in the lending of its securities. When a security is out on loan, certain rights are transferred to the borrower, including voting rights. Therefore, if all the shares of a particular security are on loan on the record date for the company’s shareholder meeting, the account’s custodian will not forward the ballot for the security to the Proxy Advisory Firm for voting.

Conflicts of Interest

Voya IM has procedures to identify and address conflicts that may arise from time to time, including those concerning ISS or its affiliates (each a “Potential ISS Conflict”) and Voya IM or its affiliates, Voya IM clients, certain trading counterparties and / or key vendors of Voya IM (each a “Potential Voya IM Conflict”).

■Potential Proxy Advisory Firm’s Conflicts

Voya IM has adopted annual and periodic assessment procedures in which actions are taken to: (1) reasonably ensure ISS’ independence, competence, and impartiality and (2) identify and address conflicts that may arise from time to time concerning ISS or its affiliates. The procedures include comprehensive due diligence regarding policies, practices, and activities of ISS and its affiliates as well as specific analysis of ISS’ services on behalf of Voya IM and its clients.

■Potential Voya IM Conflicts

The AO Team maintains a Potential Proxy Conflicts List that it used to screen for Potential Voya IM Conflicts.

If a Potential Voya IM Conflict exists, and a member of the Investment Team or the AO Team wishes to vote contrary to the Policy, the AO Team will call a meeting of the Proxy Committee. The Proxy Committee will then consider the matter and vote on the best course of action. Additional insight may be provided to the Proxy Committee from internal analysts who cover the applicable security.

The AO Team will use best efforts to convene the Proxy Committee with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the vote will be executed in accordance with the Policy.

A record will be maintained regarding any determination to vote contrary to the Policy, including those where a Potential Voya IM Conflict is present, referencing the rationale for it.

Share-blocking Countries

Voya IM does not generally vote proxies in countries that impose share-blocking or for which custodians may impose share-blocking. Voya IM may vote proxies in share-blocking countries if the proxy is listed as non-share-blocking by the Proxy Advisory Firm.

Unverified Accounts

From time to time, ballots may be posted by the Proxy Advisory Firm to accounts designated as Voya IM accounts but not yet verified as such. Voya IM will not vote ballots until the account has been verified as a Voya IM account for which Voya IM has been given voting authority.

Proxy Voting Guidelines

Overview

Proxy voting is an important method to protect shareholder rights and maximize the long-term value of the companies in which Voya IM invests.

Consistent with applicable legal and fiduciary standards, Voya IM incorporates relevant factors into our analysis of the long-term performance outlook of a company and the value of its securities. As a signatory to the Principles for Responsible Investment, Voya IM understands that ESG factors can impact the investment risk and return profiles of our investments.

A company’s board of directors and management should act in shareholders’ best interest when establishing effective governance structure and business strategies, while managing risks and promoting sustainable best business practices to prudently increase the long-term value of the company. Accordingly, the Guidelines below describe Voya IM’s approach to voting on various issues.

Voya IM may indicate disagreement with an issuer’s policies or practices by withholding support from the relevant proposal.

In cases in which Voya IM’s disagreement is assigned to the board of directors, Voya IM may withhold support from incumbent director(s) deemed responsible for the specific concerns under review in accordance with its Vote Accountability Guideline outlined below.

Vote Accountability Guideline: Voya IM may withhold support from an incumbent relevant committee chair, relevant committee member(s), the board chair, the lead independent director, or all incumbent directors if deemed directly or indirectly responsible for a specific concern. . Additionally, Voya IM shall typically support a director in connection with the specific concerns under review if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns.

1.Audit-related

The effectiveness and independence of a company’s audit committee and the work of the external auditor are an important component in the board’s oversight of financial reporting, internal controls, and risk management.

Therefore, proposals relating to audit committee members, audit matters, and/or external auditors may be opposed if there is evidence of failures in oversight including material weaknesses in financial reporting, internal controls without sufficient mitigation, or excessive non-audit fees that may compromise independence.

Voya IM considers shareholder proposals on audit matters involving prohibition of engagement in non-audit services and audit firm rotation taking into account the nature of the non-audit services and various characteristics that reveal the operation and effectiveness of the audit committee and the auditor.

2.Board of Directors’ Accountabilities

a.Board Independence

Board and committee independence are critical for ensuring accountability to shareholders and protecting shareholders’ investment. Therefore, boards should be comprised of a majority of independent directors and key committees should be comprised exclusively of independent directors, depending on the market requirements.

Voya IM will oppose any executive director serving on a key committee. Voya IM will also oppose a proposal to ratify the executive director’s position on a key committee.

Further, boards should generally have an independent board chair. If the board has an executive chair, it must have a lead independent director with very robust roles and responsibilities. Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline should a lead independent director not be appointed when the board does not have an independent chair.

Voya IM will generally support shareholder proposals that require the board chair to be independent.

b.Board Composition and Diversity

Boards should be comprised of directors who bring a variety of skills, expertise, experience, and diversity, including gender and racial/ethnicity; and should disclose sufficient information regarding the directors thereby allowing shareholders to assess the boards and the directors’ effectiveness and adequacy.

Voya IM will oppose incumbent directors according to the Vote Accountability Guideline if the board lacks gender diversity, i.e., at least one gender diverse director. Voya IM will consider directors on a case-by-case basis if gender diversity existed prior to the most recent annual meeting.

Voya IM will oppose incumbent directors according to the Vote Accountability Guideline at companies if the board lacks racial/ethnic diversity, i.e., at least one racial/ethnic diverse director, and there is a market expectation or listing requirement for racial/ethnic diversity on public company boards. Voya IM will consider directors on a case-by-case basis if racial/ethnic diversity existed prior to the most recent annual meeting.

Boards need to stay abreast of emerging matters affecting the company and ensure they can address these matters. Accordingly, boards should have a robust evaluation process and appropriate board refreshment; and the average board tenure of directors should not exceed 15 years.

Voya IM will oppose incumbent directors according to the Vote Accountability Guideline when the average board tenure of directors exceeds 15 years.

c.Directors’ Commitment

Given the responsibility and commitment required of directors, Voya IM will oppose directors who:

■Serve on five or more public company boards
■Serve on four or more public company boards and is the board chair at two or more of these public companies, withholding support on the boards which they are not the chair

■Serves on more than two public company boards and are named executive officers at any public company, withholding support only at their outside boards, and
■Attend less than 75% of the board meetings each year unless they disclose a reasonable explanation of their absence. Failure of a director to meet the attendance expectations over two years will also result in opposition votes against the chair and/or members of the nominating committee.

d.Board Responsiveness to Shareholder Proposals

Boards should be responsive and transparent if a shareholder proposal received majority support, or a management proposal received low support regardless if the proposal passed. Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline in situations in which a company has not been adequately responsive to shareholder proposals receiving majority support or management proposals receiving low support.

e.Board’s Establishing Shareholder Rights

Boards should establish a governance structure that protects shareholders’ interests and does not diminish shareholder rights, including:

■a majority vote standard
■annual elections of directors
■reasonable thresholds for shareholders’ to be able to call a special meeting
■the right to act by written consent
■asking shareholders to vote on non-administrative charter or bylaw amendments, and
■adopting a single-class capital structure or a multi-class capital structure with equal voting rights.

Should a company implement a multi-class capital structure prior to or in connection with its Initial Public Offering (IPO) in which the classes have unequal voting rights, the multi-class structure should be subject to a reasonable sunset provision (e.g., fewer than seven (7) years).

Voya IM will oppose all incumbent directors if a company has implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the structure to a reasonable sunset provision (e.g., fewer than seven (7) years).

f.Board’s Responsibility for Executive Compensation

As discussed in the Executive Compensation section, boards should develop an effective executive compensation structure that:

■is aligned with company performance and shareholder value
■properly balances the often-competing objectives of maximizing shareholder value, motivating and retaining executives, and minimizing risks
■discloses the approach and rationale for the executive compensation decisions, detailing the specific factors / metrics / peer groups used to develop the program, and
■does not contain problematic features such as
■excessive compensation and/or severance arrangements
■reloading of options
■repricing of underwater options
■multi-year guaranteed awards that are not tied to rigorous performance conditions, or
■unnecessarily generous perquisites.

Voya IM may withhold support of directors if the board was not responsive to a “Say on Pay” proposal that received low support, or a “Say on Pay” proposal is not on the agenda, particularly if the compensation program contains problematic features.

g.Board’s Responsibility for Material ESG Matters

Boards should consider all company stakeholders, including shareholders, employees, customers, and the community in which the company operates and/or serves. Voya IM will generally support reasonable proposals as to the creation of a board level committee overseeing sustainable/corporate social responsibility issues.

Further, boards should have appropriate measures in place for company oversight, including material ESG matters. Accordingly, material failures of governance, stewardship, risk oversight, or fiduciary responsibilities, including management of material ESG risks, may result in opposition of appropriate directors.

Shareholder proposals relating to such matters should take into account the materiality of the issue, the potential effect on the company’s long-term sustainability/value, and the company’s method to managing such issues.

Therefore, boards need to ensure management:

■identifies and manages the company’s material ESG risks and opportunities, and
■provides adequate disclosure/reporting of how it is addressing their material ESG risks and opportunities.

Further, Voya IM will generally support shareholder proposals requesting the company to provide a report or information on matters that are materially relevant to the company’s business and the company does not appear to be addressing the issue or is lagging their peers in disclosing such information.

All companies should take appropriate steps to understand, assess, and mitigate material risks related to climate change, and the board should be responsible for the ultimate oversight of these risks. Accordingly, directors will be considered on a case-by-case basis if a company is deemed to be a significant greenhouse gas (GHG) emitter, it appears the company is not sufficiently managing or disclosing these risks and has not set GHG reduction targets for Net Zero by 2050 for at least Scopes 1 and 2.

h.Board’s Responsibilities for Audit Matters

Audit committee members are a vital component in the board’s oversight of financial reporting, internal controls, and risk management. Therefore, audit committee members need to ensure proper oversight is in place to:

■prevent any material weaknesses in financial reporting and internal controls
■avoid excessive non-audit fees that may compromise independence and/or committee, independence due to business affiliation, and
■assess the external auditor’s tenure and competences periodically.

Boards who implement and enhance these fundamental principles will contribute to the long-term value and sustainability of the company. Therefore, Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline if a director, committee, or the board fails to meet these expectations.

Boards should have policies to address the various risks associated with share pledging in order to mitigate the risks that may arise for both the director and the company in connection with pledging. Accordingly, Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline due to share pledging concerns,

•factoring in the pledged amount,
•unwinding time, and
•any historical concerns raised.

Voya IM will also generally oppose the pledgor, if a director, where the pledged amount and unwinding time are deemed significant and therefore an unnecessary risk to the company and shareholders.

3.Capital Restructuring

Companies should explicitly disclose the terms and their rationale when requesting to increase common stock or issue preferred shares in order to permit shareholders to evaluate the affect and risks associated with the increase or issuance.

The board’s history of using authorized shares, the purpose and dilutive impact of the request, and the risks that may result if the request is not approved by shareholders will be considered when determining to support the proposal.

Reverse stock splits will generally be supported if there is a proportionate reduction in the number of authorized shares.

Nevertheless, proposals to increase or issue blank check preferred stock, to facilitate an anti-takeover device, or increase stock that has superior voting rights will not be supported.

Merger, acquisition and restructuring proposals will be evaluated on the merits and drawbacks of the proposed transaction.

Golden parachute proposals will generally be opposed if there are single or modified single trigger severance provisions, and/or the total named executive officer payout is excessive as a percentage of the total equity value.

4.Executive Compensation

As noted above, to be effective, executive compensation programs should align with shareholder value and incentivize management to prudently increase the long-term value of the company. Expanding on that premise, companies should design their executive compensation program to balance the often-competing objectives of maximizing shareholder value, motivating and retaining executives, and minimizing risks. Additionally, the executive compensation program should promote long-term sustainability and align with the interests of the company’s various stakeholders (employees, shareholders, communities, etc.). Further advisory votes on executive compensation should be put forth annually for shareholder vote.

Given the complexity of designing a compensation program that accomplishes these objectives, the compensation committee (comprised of independent directors) is in the best position to establish an effective compensation program that not only incorporates the earlier objectives, but also adequately discloses the approach and rationale for the executive compensation decisions, detailing the specific factors / metrics / peer groups used to develop the program.

The successful development and implementation of an effective executive compensation program requires that companies engage with its shareholders and other stakeholders to understand and potentially address any concerns shareholders may have regarding the compensation program, particularly if the “Say on Pay” proposal received low support.

Compensation programs should:

■align with shareholder interests, including mid- to long-term TSR
■have an appropriate mix between fixed and variable pay (including performance-based pay)
■incorporate challenging performance goals
■use a minimum of a 3-year performance period for the long-term incentive plan
■have a reasonable percent of base pay relative to peers for both the short- and long-term incentive plans
■have double trigger cash and equity provisions in the severance for golden parachute payments.
■include clawback provisions in the case of malfeasance or material accounting restatement.

Accordingly, Voya IM will generally oppose a compensation program that does not does not meet these expectations, and/or has problematic issues outlined below.

Compensation programs should not:

■be excessive relative to peers
■contain inappropriate incentives that would not align with shareholders’ interest
■have less than a three-year performance period in the long-term incentive plan
■allow for guaranteed, multi-year awards
■include excessive non-performance-based pay elements
■be excessively dilutive to shareholders’ holdings
■allow for liberal share recycling, and
■permit repricing or replacing stock options that are underwater without shareholder approval.

5.Environmental and Social Matters

Voya IM and other institutional shareholders have been scrutinizing an increasing number of proposals regarding environmental and social matters. Accordingly, in addition to the company’s material governance risks and opportunities, companies should also assess their material environmental and social risks and opportunities as it pertains to its stakeholders including its employees, communities, suppliers, and customers.

Companies should adequately disclose how they evaluate and mitigate such material risks to allow shareholders to assess how well the companies are mitigating and leveraging these risks and opportunities.

Consistent with applicable legal and fiduciary standards, Voya IM will generally support reasonable shareholder proposals related to material ESG matters, if management is not able to provide a credible reason as to why it should not be supported, and if the proposal:

■is applicable to the company’s business
■enhances long-term shareholder value
■requests more transparency and commitment to improve the company’s material environmental and/or social risks
■aims to benefit the company’s stakeholders

■is reasonable and not unduly onerous or costly, or
■is not requesting data that is primarily duplicative to data the company already publicly provides.

Consistent with applicable legal and fiduciary standards, Voya IM will generally support reasonable shareholder proposals relating to environmental impact that are material to the company but are not being addressed sufficiently, including proposals that:

■aim to reduce negative environmental impact, including the reduction of GHG emissions and other contributing factors to global climate change
■request reports related to environmental policies, practices and management
■request reports related to a company’s resource consumption and/or efficiency, and
■requests reports to assess the company’s operational vulnerability as well as physical and regulatory exposure to climate change and the global effort to compact it.

All companies should take appropriate steps to understand, assess, and mitigate material risks related to climate change, and the board should be responsible for the ultimate oversight of these risks. Accordingly, Say on Climate proposals will be considered on a case-by-case basis.

Consistent with applicable legal and fiduciary standards, Voya IM will generally support reasonable shareholder proposals relating to social risks that are material to the company yet are not being addressed sufficiently.

6.Routine / Miscellaneous

Voya IM will generally support management proposals that are administrative in nature and are not considered to be detrimental to shareholders.

7.Mutual Fund Proxies

Voya IM will generally support

▪the establishment of new classes or series of shares
▪the hiring and terminating of sub-advisers
▪the establishment of a master-feeder structure
▪management proposals that authorize the board to hire and terminate sub-advisers.

Voya IM will generally oppose shareholder proposals for the establishment of a director ownership requirement. All other matters will be examined on a case-by-case basis.

WCM Investment Management
Effective as of August 2022
WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, the Proxy Voting Rule, Rule 206(4)-6, and for ERISA accounts, the DOL’s Proxy Voting Rule, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients. Even when WCM has proxy voting authority, a Client may request that WCM vote in a certain manner. Any such instructions shall be provided to WCM, in writing or electronic communication, saved in the Client files and communicated to the Portfolio Associate and Proxy Admin.

Special Rules for ERISA

Unless proxy voting responsibility has been expressly reserved by the plan, trust document, or investment management agreement, and is being exercised by another “named fiduciary” for an ERISA Plan Client, WCM, as the investment manager for the account, has the exclusive authority to vote proxies or exercise other shareholder relating to securities held for the Plan’s account. The interests or desires of plan sponsors should not be considered. In addition, if a “named fiduciary” for the plan has provided WCM with written proxy voting guidelines, those guidelines must be followed, unless the guidelines, or the results of following the guidelines, would be contrary to the economic interests of the plan's participants or beneficiaries, imprudent or otherwise contrary to ERISA.

Investors in WCM Private Funds which are deemed to hold “plan assets” under ERISA accept WCM’s investment policy statement and a proxy voting policy before they are allowed to invest.

1.Role of the Independent Proxy Adviser
WCM utilizes the proxy voting recommendations of Glass Lewis (our “Proxy Adviser”). The purpose of the Proxy Advisers proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because the Proxy Adviser is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. The Proxy Adviser’s approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – the Proxy Adviser analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

The voting recommendations of the Proxy Adviser are strongly considered; however, the final determination for voting in the best economic interest of the clients is the responsibility of the relevant strategy Investment Strategy Group (“ISG”). When a decision is reached to vote contrary to the recommendation of the Proxy Adviser, the ISG will address any potential conflicts of interest (as described in this policy) and proceed accordingly. They will maintain documentation to support the decision, which will be reviewed by the Compliance Team.

WCM will take reasonable steps under the circumstances to make sure that all proxies are received

2.Role of the Portfolio Associate.
The Portfolio Associate is responsible for the onboarding and maintenance of Client accounts. For each Client, the Portfolio Associate:

a.Determines whether WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
b.Instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to Broadridge/ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on the Proxy Adviser and/or WCM recommendations; and (3) maintain records of such votes electronically.
c.Assigns the appropriate proxy voting guidelines based on a Client’s Investment Policy Guidelines;
d.Reports proxy voting record to Client, as requested.

3.Role of the Proxy Admin.
The Proxy Admin circulates proxy ballot information and administers the proxy vote execution process. The Proxy Admin:

a.Monitors the integrity of the data feed between the Client’s registered owner of record and Broadridge/ProxyEdge;
b.Executes votes based on the recommendation of the Proxy Adviser or ISG;
c.Ensures all votes are cast in a timely manner.

4.Role of the ISG and Analysts
With the support of the Analysts, and in consideration of the voting recommendation of the Proxy Adviser, the Investment Strategy Group (ISG) is responsible for review of the Proxy Adviser policy and final vote determination. The ISG:

a.Annually, reviews the policy of the Proxy Adviser to ensure voting recommendations are based on a Client’s best interest;
b.Reviews the ballot voting recommendations of the Proxy Adviser;
c.Investigates ballot voting issues during the normal course of research, company visits, or discussions with company representatives.

If the ISG:

a.Agrees with the voting recommendation of the Proxy Adviser, no further action is required;

b.Disagrees with the voting recommendation of the Proxy Adviser, they will:
1.Deal with conflicts of interest, as described below;
2.Provide updated voting instructions to the Proxy Admin;
3.Document the rationale for the decision, which is provided to Compliance.

5.Certain Proxy Votes May Not Be Cast
In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

a.Neither the Proxy Adviser’ recommendation nor specific client instructions cover an issue;
b.In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. In such cases, materiality is determined and documented by the ISG.

Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

6.Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer
WCM believes the use of the Proxy Adviser’s independent guidelines helps to mitigate proxy voting related conflicts between the firm and its clients. Notwithstanding WCM may choose to vote a proxy against the recommendation of the Proxy Adviser, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule the Proxy Adviser’s recommendation with respect to a proxy unless the following steps are taken by the CCO:

a.The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.

i.Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.

ii.Significant Personal/Family Relationships – the CCO will determine whether any supervised persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior supervised persons of issuers for which WCM may vote proxies.

b.If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. The CCO shall determine whether a proposal is material as follows:

i.Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

ii.Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

iii.Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.

c.For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:

i.Obtain Client Consent or Direction – If the CCO approves the proposal to overrule the recommendation of the Proxy Adviser, WCM shall fully disclose to each client holding the security at issue the nature of the conflict and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

ii.Use the Proxy Adviser’ Recommendation – Vote in accordance with the Proxy Adviser’ recommendation.

d.For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule the Proxy Adviser’s recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule the Proxy Adviser’s recommendation, the ISG will maintain documentation to support their decision.

7.Dealing with Material Conflicts of Interest between a Client and the Proxy Adviser or Proxy Issuer
If WCM is notified by a client regarding a conflict of interest between them and the Proxy Adviser or the proxy issuer, The CCO will evaluate the circumstances and either

a.elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;
b.if practical, seek a waiver from the Client of the conflict; or
c.if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

8.Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, and for ERISA accounts, the DOL’s Proxy Voting Rule, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

a.a copy of these Proxy Policies, as they may be amended from time to time;
b.copies of proxy statements received regarding Client securities;
c.a record of each proxy vote cast on behalf of its Clients;
d.a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
e.each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

9.Disclosure
WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.
10.Oversight of the Proxy Adviser
Prior to adopting the proxy guidelines and recommendations of a Proxy adviser, WCM will exercise prudence and diligence to determine that the guidelines for proxy recommendations are consistent with WCM’s fiduciary obligations. Each year, Compliance, in conjunction with input from the Proxy Admin, the ISG and others as determined by the CCO, will review WCM’s relationship with, and services provided by the Proxy Adviser. To facilitate this review, WCM will request information from the Proxy Adviser in consideration of the Proxy Adviser processes, policies and procedures to:

•Analyze and formulate voting recommendations on the matters for which WCM is responsible for voting and to disclose its information sources and methods used to develop such voting recommendations;
•Ensure that it has complete and accurate information about issuers when making recommendations and to provide its clients and issuers timely opportunities to provide input on certain matters;
•Resolve any identified material deficiencies in the completeness or accuracy of information about issuers for whom voting recommendations are made; and
•Identify, resolve and disclose actual and potential conflicts of interest associated with its recommendations;

Additionally, WCM will review the Proxy Adviser’s proposed changes to its proxy voting guidelines to ensure alignment with the ISG’s expectations. The Proxy Adviser typically distributes proposed changes to its guidelines annually; therefore, WCM’s review of these proposed changes will typically coincide with the Proxy Adviser’ schedule.

Wilshire Funds Management Proxy Voting Policy
Dated 08/25/20
Wilshire
Wilshire Advisors LLC (“Wilshire”), may have responsibility for voting proxies for certain clients. This policy is intended to fulfill applicable requirements imposed on Wilshire under Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (“Act”), where it has been delegated to do so.
I. POLICY
Wilshire owes each client duties of care and loyalty with respect to the services undertaken for them, including the voting of proxies. In those circumstances where Wilshire will be voting proxies of portfolio securities held directly by a client, Wilshire, guided by general fiduciary principles, will act prudently and solely in the best interest of its clients. Wilshire will attempt to consider relevant factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.
Attached to this policy are Proxy Voting Guidelines (“Guidelines”) that Wilshire will use when voting proxies. The Guidelines help to ensure Wilshire’s duty of care and loyalty to clients when voting proxies.
1. Duty of Care
Wilshire’s proxy policy mandates the monitoring of corporate events and the voting of client proxies. However, there may be occasions when Wilshire determines that not voting a proxy may be in the best interests of its clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Wilshire not to vote proxies or direct Wilshire to vote proxies in a certain manner. Wilshire will maintain written instructions from clients with respect to directing proxy votes.
2. Duty of Loyalty
Wilshire will ensure proxy votes are cast in a manner consistent with the best interests of the client. Wilshire will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that Wilshire’s voting decisions are based on the best interests of clients and are not a product of the conflict.
a. Identify Potential Conflicts of Interest
Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting Wilshire.
b. Determine which Conflicts are Material
A “material” conflict should generally be viewed as one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an adviser’s annual revenue.
c. Establish Procedures to Address Material Conflicts.
Wilshire has established multiple methods to address voting items it has identified as those in which it has a material conflict of interest.
i. Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy.
ii. Refer the proposal to the client and obtain the client’s instruction on how to vote.
iii. Disclose the conflict to the client and obtain the client’s consent to Wilshire’s vote.
3. Proxy Referrals.
For securities held within an account whose strategy either involves passive management or whose stock selection is based solely upon quantitative analysis and does not involve fundamental analysis of the issuer, proxies will be referred to a third-party proxy service for voting in accordance with their policies and guidelines.
4. Different Policies and Procedures
Wilshire may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties.
II. DOCUMENTATION
Wilshire shall maintain the following types of records relating to proxy voting:
1. Wilshire Advisors LLC Proxy Voting Policy and all amendments thereto
2. Proxy statements received for client securities. Wilshire may rely on proxy statements filed on EDGAR instead of keeping copies or, if applicable, rely on statements maintained by a proxy voting service provided that Wilshire has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.
3. Records of votes cast on behalf of clients.
4. Any document prepared by Wilshire that is material to making a proxy voting decision or that memorialized the basis for that decision.
Such records shall be maintained for the period of time specified in Rule 204-2(c)(2) of the Act. To the extent that Wilshire is authorized to vote proxies for a United States Registered Investment Company, Wilshire shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

Wilshire Advisors LLC Proxy Voting Policy
Proxy Voting Guidelines
The following guidelines will be used when deciding how to vote proxies on behalf of clients. These are policy guidelines that can always be superseded, subject to the duty to act in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.
A. Election of Directors
a. We generally vote for all director nominees, except in situations where there is a potential conflict of interest, including but not limited to the nomination of a director who also serves on a compensation committee of a company’s board and/or audit committee.
B. Auditors
a. Ratifying Auditors – we generally vote in favor for such proposals, unless the auditor is affiliated or has a financial interest in the company.
b. Financial Statements & Auditor Reports – we generally vote in favor of approving financial and auditor reports.
c. Compensation – we generally vote in favor for such proposals.
d. Indemnification – we vote against indemnification of auditors.
C. Executive & Director Compensation
a. We generally vote in favor for such proposals.
D. Miscellaneous and Non-Routine matters
a. We vote miscellaneous proposals on a case-by-case basis, in the best interest of shareholders.

APPENDIX B

DESCRIPTION OF BOND RATINGS ASSIGNED BY
S&P GLOBAL RATINGS, MOODY’S INVESTORS SERVICE INC.,
AND FITCH RATINGS
A Portfolio’s investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch Ratings (“Fitch”) or, if unrated, determined by the Subadviser to be of comparable quality). The percentage of a Portfolio’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s, S&P’s and Fitch’s and rating categories applicable to fixed income securities.

Moody’s Investors Service

Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa:        Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:        Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:        Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:        Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:        Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:        Obligations rated B are considered speculative and are subject to high credit risk.

Caa:        Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:        Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:        Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. *

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

MIG 1:        This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2:        This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:        This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:        This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

VMIG Scale

VMIG 1:    This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2:    This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3:    This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG:        This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the tructural or legal protections.
S&P Global Ratings

Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

•The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•The nature and provisions of the financial obligation, and the promise we impute; and
•The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Long-Term Issue Credit Ratings*

AAA:        An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA:        An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A:        An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB:        An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB; B; CCC;
CC; and C:    Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB:        An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B:        An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC:        An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC:        An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P
Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D'
rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

* Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1:        A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2:        A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3:        A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B:        A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics.
The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C:        A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D:        A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

SPUR (S&P Underlying Rating)

A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:

•Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1:        Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation
.
SP-2:        Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:        Speculative capacity to pay principal and interest.

D:        'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L:        Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p:        This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim:        Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings' opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t:        This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir:        This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

*:        This symbol indicated that the rating was contingent upon S&P Global Ratings' receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c:        This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G:        The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S.
government securities.

i:        This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The 'i' suffix indicated that the rating addressed the interest portion of the obligation only. The 'i' suffix was always used in conjunction with the 'p' suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of 'AAApNRi' indicating that the principal portion was rated 'AAA' and the interest portion of the obligation was not rated.

pi:        This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr:        The letters 'pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q:        A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

S&P Global Ratings' issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

Fitch Ratings

Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

Long-Term Rating Scales

AAA: Highest Credit Quality.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk.
Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk.
Default of some kind appears probable.

C: Near Default
A default or default-like process has begun or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•The formal announcement by the issuer or their agent of a distressed debt exchange;
•A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted Default.
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

•An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
•Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
•Has not otherwise ceased operating.
This would include:
•The selective payment default on a specific class or currency of debt;
•The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D: Default.
‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Short-Term Rating Scales

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality.
Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality.
The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk.
Default is a real possibility.

RD: Restricted Default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.

WILSHIRE MUTUAL FUNDS, INC.
PART C—OTHER INFORMATION
Item 28. Exhibits:
Portions of various exhibits have been omitted because the information redacted is both not material and the type that Wilshire Mutual Funds, Inc. treats as private or confidential.

(a)	(1)	Articles of Incorporation dated July 30, 1992 are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A which was filed on November 12, 1993 (“Post-Effective Amendment No. 3”).
	(2)	Articles of Amendment dated August 20, 1992 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 3.
	(3)
Articles Supplementary dated June 24, 1997 to the Articles of Incorporation establishing and classifying shares of the Intermediate Portfolio Corporate Bond and Long-Term Corporate Bond Portfolio of the Fund are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A which was filed on July 10, 1997 (“Post-Effective Amendment No. 11”).

	(4)
Articles Supplementary dated June 8, 1998 to the Articles of Incorporation establishing and classifying shares of the Dow Jones FT Wilshire 5000 IndexSM Portfolio are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A which was filed on November 2, 1998.

	(5)
Articles Supplementary dated June 7, 1999 to the Articles of Incorporation reclassifying shares of the Dow Jones FT Wilshire 5000 IndexSM Portfolio are incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which was filed on July 2, 1999 (“Post-Effective Amendment No. 16”).

	(6)
Articles of Amendment dated July 21, 2003 to the Articles of Incorporation amending the name of the Fund are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A which was filed on April 29, 2004.

	(7)
Articles Supplementary dated August 24, 2007 to the Articles of Incorporation establishing and classifying shares of the Wilshire Large Cap Core 130/30 Fund are incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A which was filed on August 28, 2007.

	(8)
Articles of Amendment dated October 25, 2007 to the Articles of Incorporation amending the 130/30 Fund are incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A which was filed on November 16, 2007 (“Post-Effective Amendment No. 32”).

	(9)
Articles Supplementary dated February 13, 2008 establishing and classifying shares of the Wilshire/MAXAM Diversity Fund are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-14 which was filed on February 19, 2008 (“Post-Effective Amendment No. 33”).

	(10)
Articles Supplementary dated March 5, 2009 liquidating the Wilshire/MAXAM Diversity Fund are incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A which was filed on April 30, 2009 (“Post-Effective Amendment No. 44”).

	(11)	Articles of Amendment dated April 28, 2009 amending the name of the Index Fund are incorporated by reference to Post-Effective Amendment No. 44.
	(12)
Articles of Amendment changing the name of the Wilshire Large Cap Core 130/30 Fund to the Wilshire Large Cap Core Plus Fund dated April 15, 2011 are incorporated by reference to Post-Effective Amendment No. 47.

	(13)
Articles of Amendment changing the name of the Wilshire Large Cap Core Plus Fund to the Wilshire International Equity Fund dated April 2, 2013 are incorporated by reference to Post-Effective Amendment No. 54.

	(14)
Articles Supplementary to the Articles of Incorporation dated March 22, 2016 establishing and classifying shares of the Wilshire Income Opportunities Fund 2013 are incorporated by reference to Post-Effective Amendment No. 61.

	(15)
Articles Supplementary to the Articles of Incorporation dated March 28, 2016 establishing and classifying shares of the Wilshire Income Opportunities Fund 2013 are incorporated by reference to Post-Effective Amendment No. 61.

(16)
Articles of Amendment dated May 23, 1996 to the Articles of Incorporation changing the name of the Fund and the name of a class of shares of each Series of the Fund are incorporated by reference to Post-Effective Amendment No. 65.

(17)	Articles Supplementary dated May 23, 1996 to the Articles of Incorporation classifying shares of each Series of the Fund are incorporated by reference to Post-Effective Amendment No. 65.
(18)	Articles Supplementary dated December 7, 1998 to the Articles of Incorporation renaming the FT Wilshire 5000 Plus Fund are incorporated by reference to Post-Effective Amendment No. 65.
(19)	Articles of Amendment dated June 1, 2007 to the Articles of Incorporation renaming the FT Wilshire 5000 IndexSM Portfolio are incorporated by reference to Post-Effective Amendment No. 65.
(20)
Articles Supplementary dated August 16, 2016 to the Articles of Incorporation reclassifying shares of the FT Wilshire 5000 Index SM Fund are incorporated by reference to Post-Effective Amendment No. 65.

(21)
Articles Supplementary dated February 28, 2017 to the Articles of Incorporation reclassifying shares of the FT Wilshire 5000 Index SM Fund are incorporated by reference to Post-Effective Amendment No. 65.

(22)	Articles of Amendment dated February 23, 2026 to the Articles of Incorporation changing the name of the FT Wilshire 5000 Index Fund are filed herewith.

(b)	(1)	By-Laws dated July 30, 1992, as revised September 17, 1992, are incorporated by reference to Post-Effective Amendment No. 3.
(2)
Amended By-Laws dated September 9, 1996, as subsequently amended October 1, 1996, are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A which was filed on October 30, 1996.

(3)
Amended By-Laws dated February 24, 2005 are incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A which was filed on May 1, 2006 (“Post-Effective Amendment No. 27”).

	(4)	Amended By-Laws dated June 20, 2005 are incorporated by reference to Post-Effective Amendment No. 27.
	(5)	Amended By-Laws dated March 4, 2011 are incorporated by reference to Post-Effective Amendment No. 47.
	(6)	Amended By-Laws dated February 23, 2016 are incorporated by reference to Post-Effective Amendment No. 61.
	(7)	Amended By-Laws dated May 16, 2017 are incorporated by reference to Post-Effective Amendment No. 67 which was filed on April 30, 2018 (“Post-Effective Amendment No. 67”).
	(8)	Amended By-Laws dated October 7, 2020 are incorporated by reference to Post-Effective Amendment No. 74 which was filed on April 29, 2021 (Post-Effective Amendment No. 74”).
(c)		Not Applicable
(d)	(1)	Investment Advisory Agreement between Wilshire Mutual Funds, Inc. and Wilshire Advisors LLC, dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 74.
	(2)	Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Los Angeles Capital Management LLC dated January 1, 2024 is incorporated by reference to Post-Effective Amendment No. 77.
	(3)	Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Pzena Investment Management, LLC, dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 73.
	(4)	Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Ranger Investment Management, L.P., dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 73.
	(5)	Investment Sub-Advisory Agreement between Wilshire Advisors LLC and WCM Investment Management, dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 73.
	(6)	Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Diamond Hill Capital Management, Inc., dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 73.

	(7)	(i)	Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Fred Alger Management, LLC, dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 73.
		(ii)	Amendment to Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Fred Alger Management, LLC is incorporated by reference to Post-Effective Amendment No. 75.
	(8)		Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Lazard Asset Management LLC, dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 73.
	(9)		Investment Sub-Advisory Agreement between Wilshire Advisors LLC and DoubleLine Capital LP, dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 73.
	(10)		Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Manulife Investment Management (US) LLC, dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 73.
	(11)		Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Voya Investment Management Co. LLC, dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 73.
	(12)	(i)	Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Hotchkis & Wiley Capital Management, LLC, dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 73.
		(ii)	Amendment to Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Hotchkis & Wiley Capital Management, LLC is incorporated by reference to Post-Effective Amendment No. 75.
(13)
Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Massachusetts Financial Services Company (d/b/a MFS Investment Management), dated January 20, 2021 is incorporated by reference to Post-Effective Amendment No. 73.

	(14)		Investment Sub-Advisory Agreement between Wilshire Advisors LLC and AllianceBernstein, L.P. is incorporated by reference to Post-Effective Amendment No. 75.
	(15)		Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Lord, Abbett & Co. LLC is incorporated by reference to Post-Effective Amendment No. 78.
	(16)		Amendment to Investment Sub-Advisory Agreement between Wilshire Advisors LLC and Diamond Hill Capital Management, Inc. is filed herewith.
(e)	(1)
Distribution Agreement with Compass Distributors LLC, dated November 5, 2019 is incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A which was filed on April 28, 2020 (“Post-Effective Amendment No. 71”).

	(2)		Novation Agreement is incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A which was filed on April 27, 2023.
(f)			Not Applicable.
(g)	(1)		Custody Agreement between Wilshire Mutual Funds, Inc. and U.S. Bank National Association dated November 25, 2019 is incorporated by reference to Post-Effective Amendment No. 71.
	(2)		Addendum to Custody Agreement between Wilshire Mutual Funds, Inc. and U.S. Bank National Association dated November 21, 2019 is incorporated by reference to Post-Effective Amendment No. 71.
(h)	(1)		Fund Administration Servicing Agreement between Wilshire Mutual Funds, Inc. and U.S. Bancorp Fund Services, LLC dated November 25, 2019 is incorporated by reference to Post-Effective Amendment No. 71.
	(2)		Securities Lending Agreement with U.S. Bank National Association is incorporated by reference to Post-Effective Amendment No. 71.
	(3)		First Amendment to Securities Lending Agreement is incorporated by reference to Post-Effective Amendment No. 74.
	(4)		Expense Limitation Agreement between Wilshire Advisors LLC and Wilshire Mutual Funds, Inc., on behalf of the Small Company Growth Portfolio is filed herewith.
	(5)		Expense Limitation Agreement between Wilshire Advisors LLC and Wilshire Mutual Funds, Inc., on behalf of the Small Company Value Portfolio is filed herewith.
	(6)		Expense Limitation Agreement between Wilshire Advisors LLC and Wilshire Mutual Funds, Inc. on behalf of the Wilshire International Equity Fund is filed herewith.

	(7)	Expense Limitation Agreement between Wilshire Advisors LLC and Wilshire Mutual Funds, Inc., on behalf of the Wilshire Income Opportunities Fund is filed herewith.
	(8)	Expense Limitation Agreement between Wilshire Advisors LLC and Wilshire Mutual Funds, Inc. on behalf of the Large Company Growth Portfolio is filed herewith.
	(9)	Expense Limitation Agreement between Wilshire Advisors LLC and Wilshire Mutual Funds, Inc. on behalf of the Large Company Value Portfolio is filed herewith.
	(10)	Fund Accounting Servicing Agreement between Wilshire Mutual Funds, Inc. and U.S. Bancorp Fund Services, LLC dated November 25, 2019 is incorporated by reference to Post-Effective Amendment No. 71.
	(11)	Form of Commission Recapture Agreement with Cowen and Company, LLC is incorporated by reference to Post-Effective Amendment No. 69.
(12)
Form of Loan Agreement between Wilshire Mutual Funds, Inc., Wilshire Variable Insurance Trust, and U.S. Bank National Association, dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 73.

	(13)	Transfer Agent Servicing Agreement between Wilshire Mutual Funds, Inc. and U.S. Bancorp Fund Services, LLC dated June 1, 2020 is incorporated by reference to Post-Effective Amendment No. 73.
(14)
Form of Loan Agreement between Wilshire Mutual Funds, Inc., Wilshire Variable Insurance Trust, and U.S. Bank National Association, dated January 8, 2021 is incorporated by reference to Post-Effective Amendment No. 74.

(i)		Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 67.
(j)		Consent of independent registered public accountant is filed herewith.
(k)		Not Applicable.
(l)
Purchase Agreement between Wilshire Mutual Funds, Inc. and Wilshire Advisors LLC (f/k/a Wilshire Associates Incorporated) dated November 6, 1998 relating to the Dow Jones FT Wilshire 5000 Index Portfolio is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A which was filed on November 25, 1998.

(m)		Shareholder Services Plan under Rule 12b-1, for Investment Class shares is incorporated by reference to Post-Effective Amendment No. 78.
(n)		Amended and Restated Rule 18f-3(d) Plan, adopted as of June 7, 1999 is incorporated by reference to Post-Effective Amendment No. 16.
(o)		Reserved.
(p)	(1)	Amended Code of Ethics of Wilshire Advisors LLC is filed herewith.
	(2)	Amended Code of Ethics of Wilshire Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 77.
	(3)	Amended Code of Ethics of Los Angeles Capital Management LLC is incorporated by reference to Post-Effective Amendment No. 78.
	(4)	Amended Code of Business Conduct and Ethics of Pzena Investment Management, LLC is incorporated by reference to Post-Effective Amendment No. 78.
	(5)	Amended Code of Conduct and Code of Ethics of Ranger Investment Management, L.P. is incorporated by reference to Post-Effective Amendment No. 77.
	(6)	Amended Code of Ethics of WCM Investment Management is filed herewith.
	(7)	Amended Code of Ethics of MFS Investment Management is filed herewith.
	(8)	Amended Code of Ethics of DoubleLine Capital LP is filed herewith.
	(9)	Amended Code of Ethics of Manulife Asset Management (US) LLC is incorporated by reference to Post-Effective Amendment No. 78.
	(10)	Amended Code of Ethics of Voya Investment Management Co. LLC is filed herewith.
	(11)	Amended Code of Ethics of Diamond Hill Capital Management, Inc. is filed herewith.
	(12)	Code of Ethics of Hotchkis & Wiley Capital Management, LLC is filed herewith.
	(13)	Amended Code of Ethics of Fred Alger Management is filed herewith.
	(14)	Code of Ethics of Lazard Asset Management, LLC is incorporated by reference to Post-Effective Amendment No. 71.
	(15)	Amended Code of Ethics of AllianceBernstein L.P. is filed herewith.

	(16)	Amended Code of Ethics of Lord, Abbett & Co. LLC is filed herewith.
(q)	(1)	Power of Attorney for Elizabeth A. Levy-Navarro is incorporated by reference to Post-Effective Amendment No. 71.
	(2)	Power of Attorney for Matt Forstenhausler is incorporated by reference to Post-Effective Amendment No. 76.
Item 29. Persons Controlled By or Under Common Control with Registrant
Not Applicable.
Item 30. Indemnification
The statement as to the general effect of any contract, arrangements, or statute under which a Director, officer, underwriter, or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for his/her own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A which was filed on September 23, 1992.
Reference is also made to the Distribution Agreement incorporated by reference as Exhibit (e).
Item 31. Business and Other Connections of Investment Adviser
This Item incorporated by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.
Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Registrant’s Statement of Additional Information.

Investment Adviser	SEC File No.
Wilshire Advisors LLC	801-36233
AllianceBernstein L.P.	801-56720
Diamond Hill Capital Management, Inc.	801-32176
DoubleLine Capital LP	801-70942
Fred Alger Management, LLC	801-6709
Hotchkis & Wiley Capital Management, LLC	801-60512
Lazard Asset Management, LLC	801-61701
Lord, Abbett & Co. LLC	801-6997
Los Angeles Capital Capital Management LLC	801-60934
Massachusetts Financial Services Company (d/b/a MFS Investment Management)	801-17352
Manulife Asset Management (US) LLC	801-42023
Pzena Investment Management, LLC	801-50838
Ranger Investment Management, L.P.	801-62397
Voya Investment Management Co. LLC	801-9046
WCM Investment Management	801-11916

Item 32. Principal Underwriters:
(a)Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.AdvisorShares Trust
8.AFA Private Credit Fund
9.AGF Investments Trust
10.AIM ETF Products Trust
11.Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.AlphaCentric Prime Meridian Income Fund
13.Alternative Strategies Income Fund
14.American Century ETF Trust
15.AMG ETF Trust
16.Amplify ETF Trust
17.Applied Finance Dividend Fund, Series of World Funds Trust
18.Applied Finance Explorer Fund, Series of World Funds Trust
19.Applied Finance Select Fund, Series of World Funds Trust
20.Ardian Access LLC
21.ARK ETF Trust
22.ARK Venture Fund
23.Bitwise Funds Trust
24.BondBloxx ETF Trust
25.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.Bridgeway Funds, Inc.
27.Brinker Capital Destinations Trust
28.Brookfield Real Assets Income Fund Inc.
29.Build Funds Trust
30.Calamos Convertible and High Income Fund
31.Calamos Convertible Opportunities and Income Fund
32.Calamos Dynamic Convertible and Income Fund
33.Calamos Global Dynamic Income Fund
34.Calamos Global Total Return Fund
35.Calamos Strategic Total Return Fund
36.Carlyle Tactical Private Credit Fund
37.Cascade Private Capital Fund
38.Catalyst/Perini Strategic Income Fund
39.CBRE Global Real Estate Income Fund
40.Center Coast Brookfield MLP & Energy Infrastructure Fund
41.Cliffwater Corporate Lending Fund
42.Cliffwater Enhanced Lending Fund
43.Coatue Innovative Strategies Fund
44.Cohen & Steers ETF Trust
45.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
47.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
48.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
49.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.Davis Fundamental ETF Trust
51.Defiance BMNR Option Income ETF, Series of ETF Series Solutions
52.Defiance Connective Technologies ETF, Series of ETF Series Solutions

53.Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
54.Defiance Quantum ETF, Series of ETF Series Solutions
55.Defiance Retail Kings ETF, Series of ETF Series Solutions
56.Denali Structured Return Strategy Fund
57.Dodge & Cox Funds
58.DoubleLine ETF Trust
59.DoubleLine Income Solutions Fund
60.DoubleLine Opportunistic Credit Fund
61.DoubleLine Yield Opportunities Fund
62.DriveWealth ETF Trust
63.EIP Investment Trust
64.Ellington Income Opportunities Fund
65.ETF Opportunities Trust
66.Exchange Listed Funds Trust
67.Exchange Place Advisors Trust
68.FIS Trust
69.FlexShares Trust
70.Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
71.Forum Funds
72.Forum Funds II
73.Forum Real Estate Income Fund
74.GMO ETF Trust
75.GoldenTree Opportunistic Credit Fund
76.Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
77.Grayscale Funds Trust
78.Guinness Atkinson Funds
79.Harbor ETF Trust
80.Harris Oakmark ETF Trust
81.Hawaiian Tax-Free Trust
82.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
83.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
84.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
85.Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
86.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
87.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
88.Horizon Kinetics Texas ETF, Series of Listed Funds Trust
89.Innovator ETFs Trust
90.Ironwood Institutional Multi-Strategy Fund LLC
91.Ironwood Multi-Strategy Fund LLC
92.Jensen Quality Growth ETF, Series of Trust for Professional Managers
93.John Hancock Exchange-Traded Fund Trust
94.Kurv ETF Trust
95.Lazard Active ETF Trust
96.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
97.Lone Peak Value Fund, Series of World Funds Trust
98.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.Mairs & Power Fund, Series of Trust for Professional Managers
100.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.Manor Investment Funds
103.MoA Funds Corporation
104.Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
105.Morgan Stanley ETF Trust
106.Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
108.Morningstar Funds Trust
109.NEOS ETF Trust

110.Niagara Income Opportunities Fund
111.NXG Cushing® Midstream Energy Fund
112.NXG NextGen Infrastructure Income Fund
113.OTG Latin American Fund, Series of World Funds Trust
114.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
115.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
116.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
117.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
118.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
119.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
120.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
121.Palmer Square Funds Trust
122.Palmer Square Opportunistic Income Fund
123.Partners Group Private Income Opportunities, LLC
124.Perkins Discovery Fund, Series of World Funds Trust
125.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
126.Plan Investment Fund, Inc.
127.Point Bridge America First ETF, Series of ETF Series Solutions
128.Precidian ETFs Trust
129.Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
130.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
134.Renaissance Capital Greenwich Funds
135.REX ETF Trust
136.Reynolds Funds, Inc.
137.RMB Investors Trust
138.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
141.Roundhill Cannabis ETF, Series of Listed Funds Trust
142.Roundhill ETF Trust
143.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
144.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
145.Roundhill Video Games ETF, Series of Listed Funds Trust
146.Rule One Fund, Series of World Funds Trust
147.Russell Investments Exchange Traded Funds
148.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
149.Six Circles Trust
150.Sound Shore Fund, Inc.
151.SP Funds Trust
152.Sparrow Funds
153.Spear Alpha ETF, Series of Listed Funds Trust
154.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
155.STF Tactical Growth ETF, Series of Listed Funds Trust
156.Strategic Trust
157.Strategy Shares
158.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
159.Tekla World Healthcare Fund
160.Tema ETF Trust
161.The 2023 ETF Series Trust
162.The Community Development Fund
163.The Cook & Bynum Fund, Series of World Funds Trust
164.The Private Shares Fund
165.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
166.Third Avenue Trust

167.Third Avenue Variable Series Trust
168.Tidal Trust I
169.Tidal Trust II
170.Tidal Trust III
171.Tidal Trust IV
172.TIFF Investment Program
173.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.Timothy Plan International ETF, Series of The Timothy Plan
175.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
176.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
177.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
178.Total Fund Solution
179.Touchstone ETF Trust
180.Trailmark Series Trust
181.T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
182.T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
183.T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
184.T-Rex 2x Long Ether Daily Target ETF
185.U.S. Global Investors Funds
186.Union Street Partners Value Fund, Series of World Funds Trust
187.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
188.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
189.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
190.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
191.Virtus Stone Harbor Emerging Markets Income Fund
192.Volatility Shares Trust
193.WEBs ETF Trust
194.Wedbush Series Trust
195.Wellington Global Multi-Strategy Fund
196.Wilshire Mutual Funds, Inc.
197.Wilshire Variable Insurance Trust
198.WisdomTree Trust
199.XAI Octagon Floating Rate & Alternative Income Term Trust

(b)The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None
(c) Not applicable
Item 33. Location of Accounts and Records

1.	U.S. Bancorp Fund Services, LLC 615 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (records relating to its function as fund accountant and administrator)
2.	Foreside Fund Services, LLC 190 Middle Street, Suite 301, Portland, Maine 04101 (records relating to its functions as Distributor)
3.	U.S. Bank National Association 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (records relating to its function as custodian)
4.	Wilshire Advisors LLC 1299 Ocean Avenue Suite 600 Santa Monica, CA 90401 (records relating to its function as investment adviser)
5.	AllianceBernstein, L.P. 501 Commerce Street Nashville, Tennessee 37203 (records relating to its function as investment sub-adviser)
6.	Diamond Hill Capital Management, Inc. 325 John H. McConnel Boulevard, Suite 200 Columbus, Ohio, 43215 (records relating to its function as investment sub-adviser)
7.	DoubleLine Capital LP 333 South Grand Avenue, Suite 1800 Los Angeles, CA 90071 (records relating to its function as investment sub-adviser)

8.	Hotchkis & Wiley Capital Management, LLC 601 South Figueroa Street, 39th Floor Los Angeles, California 90017 (records relating to its function as investment sub-adviser)
9.	Fred Alger Management, LLC 100 Park Street, 27th Floor New York, New York 10004 (records relating to its function as investment sub-adviser)
10.	Lazard Asset Management, LLC 30 Rockefeller Plaza, New York, NY 10112 (records relating to its function as investment sub-adviser)
11.	Lord, Abbett & Co. LLC 30 Hudson Street Jersey City, NJ 07302 (records relating to its function as investment sub-adviser)
12.	Los Angeles Capital Management LLC 11150 Santa Monica Blvd. Suite 200 Los Angeles, CA 90025 (records relating to its function as investment sub-adviser)
13.	Manulife Asset Management (US) LLC 197 Clarendon Street Boston, MA 02116 (records relating to its function as investment sub-adviser)
14.	Massachusetts Financial Services Company (d/b/a MFS Investment Management) 111 Huntington Avenue Boston, MA 02199. (records relating to its function as investment sub-adviser)
15.	Pzena Investment Management, LLC 320 Park Avenue 8th Floor New York, New York 10022 (records relating to its function as investment sub-adviser)
16.	Ranger Investment Management, L.P. 2828 N. Harwood Street, Suite 1900 Dallas, TX 75201 (records relating to its function as investment sub-adviser)
17.	Voya Investment Management Co LLC 230 Park Avenue, New York NY 10169 (records relating to its function as investment sub-adviser)
18.	WCM Investment Management 281 Brooks Street Laguna Beach, CA 92651 (records relating to its function as investment sub-adviser)

Item 34. Management Services
Not Applicable.
Item 35. Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has caused this Post-Effective Amendment No. 80 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, and the State of California, on April 29, 2026.

WILSHIRE MUTUAL FUNDS, INC.

By:	/s/ Jason A. Schwarz
Jason A. Schwarz, President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated as of April 29, 2026.

Signature	Title

Elizabeth A. Levy-Navarro*	Director
Elizabeth A. Levy-Navarro
Matt Forstenhausler*	Director
Matt Forstenhausler
/s/Michael Wauters	Treasurer Principal Financial and Accounting Officer
Michael Wauters
/s/ Jason A. Schwarz	Director and President Principal Executive Officer
Jason A. Schwarz
*By: /s/ Michael Wauters
Michael Wauters
*    As Attorney-in-Fact and Agent pursuant to the powers of attorney previously filed or filed herewith.